UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21038

MLIG Variable Insurance Trust
(Exact name of registrant as specified in charter)

1700 Merrill Lynch Drive, Pennington, NJ			08534
(Address of principal executive offices)			(Zip code)

Barry G. Skolnick 1700 Merrill Lynch Drive Pennington, NJ 08534
(Name and address of agent for service)

Registrant’s telephone number, including area code:		609-274-5390

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2007 to June 30, 2007

Item 1. Reports To Stockholders.

The following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

MLIG Variable
Insurance Trust

Roszel/Lord Abbett Large Cap Value Portfolio

Roszel/Davis Large Cap Value Portfolio

Roszel/BlackRock Relative Value Portfolio

Roszel/Fayez Sarofim Large Cap Core Portfolio

Roszel/AllianceBernstein Large Cap Core Portfolio

Roszel/Loomis Sayles Large Cap Growth Portfolio

Roszel/Rittenhouse Large Cap Growth Portfolio

Roszel/Marsico Large Cap Growth Portfolio

Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio

Roszel/Cadence Mid Cap Growth Portfolio

Roszel/NWQ Small Cap Value Portfolio

Roszel/Delaware Small-Mid Cap Growth Portfolio

Roszel/Lazard International Portfolio

Roszel/JPMorgan International Equity Portfolio

Roszel/Lord Abbett Government Securities Portfolio

Roszel/BlackRock Fixed-Income Portfolio

Semi-Annual Report

June 30, 2007

To Our Shareholders:

Investors have had to weather concerns about a less robust economy, higher interest rates, a deteriorating mortgage market and failing hedge funds. Through midyear 2007, none of that mattered much to the stock market. The S&P 500, perhaps the most significant measure of U.S. equity performance, moved to an all time high in June – eclipsing the previous record set before the collapse of the technology bubble in 2000. The market's concerns had not been significant enough to stop the flow of money into stocks. The economy and corporate earnings have slowed but are still growing. Higher interest rates overall and credit problems in certain segments of the mortgage market were a concern and had not seriously impacted the availability of credit.

In addition to the S&P 500, which returned 6.96% for the six months ending June 30, equity returns were positive across most markets. 2007, however, has brought two notable shifts in the pattern of equity returns that we have experienced for several years. First, growth stocks have narrowly supplanted value stocks as the market leaders. The Russell 3000 Growth index, partly because of the resurgence in large technology stocks, gained 8.2%, as the Russell 3000 Value index advanced 6.0%. Second, smaller company stocks no longer enjoy a big performance advantage over larger company stocks. The Russell Top 200 index (the 200 largest companies in the Russell 3000) was up 6.1% year to date, as the Russell 2000 index (the smallest 2000) was up 6.5%. These shifts, toward large company stocks and growth stocks, are typical as a market cycle matures.

The equity market cycle in non-U.S. markets is not as mature. Economic growth and corporate earnings growth both remain higher than in the U.S., contributing to equity returns that continued to outpace those in the U.S. The performance difference has been accentuated by a decline in the value of the dollar. The MSCI EAFE index of developed markets returned 11.1%. Emerging markets continued to post the highest returns – with the MSCI Emerging Markets index up 17.8%.

At the start of 2007, many market participants expected the Federal Reserve to ease its rate targets in the face of a softening economy. They have been confounded by an economy that has not been as bad as many expected and by a Fed that has made containing inflation its top priority. These factors have contributed to a rise in interest rates. After spiking as high as 5.3% in June, the rate on 10-year Treasury bonds ended the first half of 2007 at 5.0% versus 4.7% at the end of 2006. Faced with the rise in rates and a widening of credit spreads (the premium above Treasury rates paid by less creditworthy borrowers) in June, bond performance was lackluster. The Merrill Lynch U.S. Domestic Master Bond index (a measure of investment grade U.S. bond performance) returned slightly less than 1.0% for the six months ended June 30, 2007. Higher credit spreads meant Corporates were the worst sector in the index returning only 0.8%. Mortgages, partly due to concerns about defaults, returned 0.9%. Government bonds did best, returning 1.1%. Despite the drag of higher rates and wider credit spreads, the higher coupon yield of the Merrill Lynch U.S. High Yield Master Bond index enabled it to return 3.0%. Unaffected by the rise in longer-term rates, 3-Month Treasury Bills showed the strongest fixed income returns – up 2.5%.

Overall, risk is not being rewarded to the same extent or in the same ways as in recent years. We have begun to see some rotation to "late-cycle" sectors and some signs of increasing risk aversion. Nonetheless, earnings growth is slower but still steady and economic growth is not robust but still positive. In this environment, the financial markets responded with good returns for the first half of 2007.

Roszel Advisors engages in the ongoing review and evaluation of the Trust's sub-advisers, who in turn handle the day-to-day investment of each Portfolio. Roszel Advisors sometimes considers it necessary to change a sub-adviser, when we think doing so may help achieve better performance with appropriate risk levels for our shareholders. On January 5, 2007, JPMorgan took over the International Equity Portfolio previously sub-advised by William Blair. On April 1, 2007, Cadence Capital Management assumed responsibility for the Mid Cap Growth Portfolio formerly sub-advised by Franklin. The names of these Portfolios have been changed to reflect the new management.

On the pages following this letter are individual discussions, from each Portfolio's sub-adviser, on what has shaped performance for the first half of 2007 for each Portfolio in the MLIG Variable Insurance Trust.

Roszel Advisors, LLC	MLIG Variable Insurance Trust

John R. Manetta	Deborah J. Adler

President and Chief Investment Officer	President

The views expressed in the "Portfolio Manager's Commentary" for each Portfolio of the Trust are those of the Portfolio's sub-adviser and are not necessarily the opinions of Roszel Advisors, LLC or the sub-adviser of any other Portfolio of the Trust. The views and portfolio holdings are as of June 30, 2007, and may have changed since that date.

In addition to historical information, the Portfolio Manager's Commentary for a Portfolio may include forward looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments, and governmental regulations of the Portfolio and its holdings. Such statements are subject to uncertainty and the impact on a Portfolio may be materially different from what is described herein. The sub-adviser of a Portfolio has no obligation to update or revise these statements.

Investment in a Portfolio of the Trust is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular Portfolio, please refer to the prospectus for the Trust.

TABLE OF CONTENTS

Portfolio Expenses, Portfolio Manager's Commentary, Performance Information, Portfolio Summary and Schedule of Investments:

Notes to Performance Information	4

About Your Portfolio's Expenses	5

Roszel/Lord Abbett Large Cap Value Portfolio	7

Roszel/Davis Large Cap Value Portfolio	11

Roszel/BlackRock Relative Value Portfolio	15

Roszel/Fayez Sarofim Large Cap Core Portfolio	19

Roszel/AllianceBernstein Large Cap Core Portfolio	23

Roszel/Loomis Sayles Large Cap Growth Portfolio	27

Roszel/Rittenhouse Large Cap Growth Portfolio	32

Roszel/Marsico Large Cap Growth Portfolio	37

Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	41

Roszel/Cadence Mid Cap Growth Portfolio	44

Roszel/NWQ Small Cap Value Portfolio	49

Roszel/Delaware Small-Mid Cap Growth Portfolio	53

Roszel/Lazard International Portfolio	57

Roszel/JPMorgan International Equity Portfolio	60

Roszel/Lord Abbett Government Securities Portfolio	64

Roszel/BlackRock Fixed-Income Portfolio	67

Statements of Assets and Liabilities	70

Statements of Operations	74

Statements of Changes in Net Assets	78

Financial Highlights	86

Notes to Financial Statements	95

Basis for Approval of Investment Advisory Contracts	103

MLIG Variable Insurance Trust
Notes to Performance Information

Performance information for each Portfolio of the MLIG Variable Insurance Trust, as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. Total returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

Description of Securities Indexes

Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

Merrill Lynch U.S. Government Master Bond Index measures the performance of U.S. government and government agency bonds.

Morgan Stanley Capital International Inc. ("MSCI") EAFE Index is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2500 Growth Index measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth rates.

Russell Midcap Growth Index measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

MLIG Variable Insurance Trust
About Your Portfolio's Expenses (Unaudited)

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners ("contract investment options"). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in shares of the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2007 and are held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges ("contract fees and charges"). If contract fees and charges were included, the costs shown would be higher.

Based on Actual Portfolio Return

The section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period.

	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During Period* 1/1/07 - 6/30/07	Annualized Six-Month Expense Ratio
Roszel/Lord Abbett Large Cap Value Portfolio	$1,000.00	$1,060.10	$5.57	1.09%
Roszel/Davis Large Cap Value Portfolio	1,000.00	1,043.70	5.57	1.10
Roszel/BlackRock Relative Value Portfolio	1,000.00	1,059.50	5.62	1.10
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,000.00	1,058.20	5.61	1.10
Roszel/AllianceBernstein Large Cap Core Portfolio	1,000.00	1,039.50	5.46	1.08
Roszel/Loomis Sayles Large Cap Growth Portfolio	1,000.00	1,087.30	5.49	1.06
Roszel/Rittenhouse Large Cap Growth Portfolio	1,000.00	1,079.60	5.67	1.10
Roszel/Marsico Large Cap Growth Portfolio	1,000.00	1,093.10	5.71	1.10
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	1,000.00	1,092.80	5.71	1.10
Roszel/Cadence Mid Cap Growth Portfolio	1,000.00	1,147.50	5.86	1.10
Roszel/NWQ Small Cap Value Portfolio	1,000.00	1,098.80	5.67	1.09
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,000.00	1,124.10	5.95	1.13
Roszel/Lazard International Portfolio	1,000.00	1,085.20	5.95	1.15
Roszel/JPMorgan International Equity Portfolio	1,000.00	1,075.70	5.92	1.15
Roszel/Lord Abbett Government Securities Portfolio	1,000.00	1,002.60	4.72	0.95
Roszel/BlackRock Fixed-Income Portfolio	1,000.00	1,004.80	4.72	0.95

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MLIG Variable Insurance Trust
About Your Portfolio's Expenses (Unaudited) (concluded)

Based on Hypothetical Return

The section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in shares of the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During Period* 1/1/07 - 6/30/07	Annualized Six-Month Expense Ratio
Roszel/Lord Abbett Large Cap Value Portfolio	$1,000.00	$1,019.39	$5.46	1.09%
Roszel/Davis Large Cap Value Portfolio	1,000.00	1,019.34	5.51	1.10
Roszel/BlackRock Relative Value Portfolio	1,000.00	1,019.34	5.51	1.10
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,000.00	1,019.34	5.51	1.10
Roszel/AllianceBernstein Large Cap Core Portfolio	1,000.00	1,019.44	5.41	1.08
Roszel/Loomis Sayles Large Cap Growth Portfolio	1,000.00	1,019.54	5.31	1.06
Roszel/Rittenhouse Large Cap Growth Portfolio	1,000.00	1,019.34	5.51	1.10
Roszel/Marsico Large Cap Growth Portfolio	1,000.00	1,019.34	5.51	1.10
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	1,000.00	1,019.34	5.51	1.10
Roszel/Cadence Mid Cap Growth Portfolio	1,000.00	1,019.34	5.51	1.10
Roszel/NWQ Small Cap Value Portfolio	1,000.00	1,019.39	5.46	1.09
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,000.00	1,019.19	5.66	1.13
Roszel/Lazard International Portfolio	1,000.00	1,019.09	5.76	1.15
Roszel/JPMorgan International Equity Portfolio	1,000.00	1,019.09	5.76	1.15
Roszel/Lord Abbett Government Securities Portfolio	1,000.00	1,020.08	4.76	0.95
Roszel/BlackRock Fixed-Income Portfolio	1,000.00	1,020.08	4.76	0.95

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

Supported by above-trend earnings growth and a dwindling supply of shares outstanding, equities returned approximately 7% (on a total return basis) in the six-month period ended June 30, 2007. Though the path higher had its dips and turns, both the Dow Jones Industrial Average and S&P 500 Index reached record levels, with the latter finally cresting (albeit for only a brief period) its prior high established seven years ago. A bevy of mergers and acquisitions, private equity deals, and share buybacks cumulatively left investors with fewer shares of public companies to own.

The industrial sector of the economy looked stronger in the period. With the supply of inventories low and foreign demand robust, manufacturing activity began to accelerate. The Institute for Supply Management's (ISM) survey of the manufacturing sector, for instance, jumped 4.1 points between March and May. In response, year-ahead forward rates on three-month deposits rose, and the yield on the 10-year Treasury bond climbed lockstep. By early June, the rise in the 10-year Treasury bond yield eclipsed that of short-term rates, which triggered a period of consolidation in the equity markets. Though the semiannual period ended June 30, 2007 finished on a down-note, the gains returned during the full period were still quite strong.

Returns in the equity market were broad; however, companies with mid to small capitalizations outperformed large to mega capitalizations. In fact, shares of growth-oriented small and mid cap companies led all other styles of investing. The relative strength of small and mid caps reflected the large number of private equity deals (reportedly worth more than $300 billion) announced between January and June 2007. With the performance of large cap companies trailing those of their smaller peers, the valuation gap (the difference between the prices that investors are willing to pay for the earnings of the companies in each index) widened. At the close of June, the price-to-earnings ratio (P/E) of the S&P 100 Index was about 25% less than the P/E of the small and mid cap indexes. Finally, unlike in the small and mid cap categories, value continued its dominance over growth in the large cap space.

Factors Affecting Portfolio Performance

The largest detractor from relative performance was the Portfolio's underweight within the integrated oils sector. Although crude oil prices began the year with a rapid sell-off to below $60 per barrel, they subsequently rallied strongly to end on a high note in June, topping $70 per barrel – a level still below that of a year ago. In addition, stock selection within the consumer discretionary sector detracted, as the Portfolio lacked exposure to McDonald's, which continues to outperform. Lastly, stock selection within the utilities sector hurt relative performance, as Comcast declined during the period. Although this cable and entertainment provider underperformed, the company was a solid performer in 2006.

The Portfolio's underweight of financial services contributed to performance relative to the Russell 1000 Value Index, as the sector performed weakly following the severe market decline in February due to concerns over the sub-prime lending market. The Portfolio's underweight position of Bank of America also contributed, as this large index holding was affected by market skepticism and declined during the period. Additionally, the Portfolio's overweight of the other energy sector aided relative performance, as this was the best performing sector for the six-month period.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord, Abbett & Co. LLC.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Lord Abbett Large Cap Value Portfolio	6.01%	18.26%	13.34%
S&P 500 Index	6.96%	20.59%	10.71%
Russell 1000 Value Index	6.23%	21.87%	13.31%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Exxon Mobil Corp.	5.3%
Citigroup, Inc.	4.6
AT&T, Inc.	4.3
General Electric Co.	4.2
Procter & Gamble Co.	4.0
American International Group, Inc.	3.1
Bank of New York Mellon Corp. (The)	3.1
Wyeth	2.7
Kroger Co. (The)	2.5
Sun Microsystems, Inc.	2.5
Total	36.3%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Consumer Staples	20.2%
Financials	16.6
Health Care	13.7
Energy	10.7
Industrials	9.2
Information Technology	6.9
Materials	5.9
Telecommunication Services	5.2
Consumer Discretionary	3.8
Utilities	3.4
Other#	4.4
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—95.6%
Consumer Discretionary—3.8%
Internet & Catalog Retail—1.6%
IAC/InterActiveCorp. *	4,231	$146,435
Media—2.2%
News Corp. (Class B)	3,594	82,446
Time Warner, Inc.	5,196	109,324
		191,770
Total Consumer Discretionary		338,205
Consumer Staples—20.2%
Beverages—5.4%
Anheuser-Busch Cos., Inc.	2,487	129,722
Coca-Cola Co. (The)	3,364	175,971
Coca-Cola Enterprises, Inc.	5,686	136,464
Diageo plc, ADR	506	42,155
		484,312
Food & Staples Retailing—7.5%
CVS Caremark Corp.	5,031	183,380
Kroger Co. (The)	7,762	218,345
SUPERVALU, Inc.	1,848	85,599
Wal-Mart Stores, Inc.	3,578	172,138
		659,462
Food Products—2.4%
Kraft Foods, Inc.	5,988	211,077
Household Products—4.9%
Kimberly-Clark Corp.	1,226	82,007
Procter & Gamble Co.	5,723	350,190
		432,197
Total Consumer Staples		1,787,048
Energy—10.7%
Energy Equipment & Services—2.3%
Schlumberger Ltd.	2,345	199,184
Oil, Gas & Consumable Fuels—8.4%
Chevron Corp.	1,572	132,426
Devon Energy Corp.	645	50,497
El Paso Corp.	5,249	90,440
Exxon Mobil Corp.	5,544	465,031
		738,394
Total Energy		937,578
Financials—16.6%
Capital Markets—3.1%
Bank of New York Co., Inc. (The)*	6,615	274,126
Commercial Banks—1.6%
Marshall & Ilsley Corp.	1,685	80,256
SunTrust Banks, Inc.	717	61,476
		141,732
Diversified Financial Services—6.2%
Citigroup, Inc.	7,938	407,140
JPMorgan Chase & Co.	2,794	135,369
		542,509

	Shares	Value
Insurance—4.1%
American International Group, Inc.	3,946	$276,339
AON Corp.	2,041	86,967
		363,306
Thrifts & Mortgage Finance—1.6%
Fannie Mae	2,186	142,811
Total Financials		1,464,484
Health Care—13.7%
Health Care Equipment & Supplies—2.9%
Baxter International, Inc.	2,358	132,850
Boston Scientific Corp. *	7,938	121,769
		254,619
Pharmaceuticals—10.8%
Abbott Laboratories	3,181	170,343
Bristol-Myers Squibb Co.	3,642	114,941
Novartis AG, ADR	3,087	173,088
Sanofi-Aventis, ADR	2,515	101,279
Teva Pharmaceutical Industries Ltd., ADR	3,859	159,184
Wyeth	4,103	235,266
		954,101
Total Health Care		1,208,720
Industrials—9.2%
Aerospace & Defense—1.2%
Raytheon Co.	2,039	109,882
Commercial Services & Supplies—1.0%
Waste Management, Inc.	2,177	85,012
Electrical Equipment—1.6%
Emerson Electric Co.	2,929	137,077
Industrial Conglomerates—4.2%
General Electric Co.	9,622	368,330
Machinery—1.2%
Eaton Corp.	1,142	106,206
Total Industrials		806,507
Information Technology—6.9%
Computers & Peripherals—4.4%
Hewlett-Packard Co.	3,831	170,939
Sun Microsystems, Inc. *	41,462	218,090
		389,029
IT Services—1.0%
Automatic Data Processing, Inc.	1,844	89,379
Semiconductors & Semiconductor Equipment—1.5%
Texas Instruments, Inc.	3,482	131,028
Total Information Technology		609,436
Materials—5.9%
Chemicals—1.8%
Monsanto Co.	939	63,420
Praxair, Inc.	1,239	89,196
		152,616

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Metals & Mining—2.7%
Barrick Gold Corp.	4,444	$129,187
Freeport-McMoRan Copper & Gold, Inc.	1,356	112,304
		241,491
Paper & Forest Products—1.4%
International Paper Co.	3,251	126,951
Total Materials		521,058
Telecommunication Services—5.2%
Diversified Telecommunication Services—5.2%
AT&T, Inc.	9,032	374,828
Verizon Communications, Inc.	1,976	81,352
Total Telecommunication Services		456,180
Utilities—3.4%
Electric Utilities—1.7%
PPL Corp.	1,815	84,924
Progress Energy, Inc.	1,410	64,282
		149,206
Multi-Utilities—1.7%
PG&E Corp.	3,292	149,127
Total Utilities		298,333
Total Common Stocks (Cost—$7,010,610)		8,427,549

	Principal Amount	Value
Short-Term Securities—1.0%
Repurchase Agreement **—1.0%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $84,693 (Cost—$84,658)	$84,658	$84,658
Total Investments—96.6% (Cost $7,095,268)		8,512,207
Other Assets Less Liabilities—3.4%		298,642
Net Assets—100.0%		$8,810,849

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

For the six-month period ended June 30, 2007, the stock market, as measured by the S&P 500 Index increased by 6.96%. The sectors within the S&P 500 Index that turned in the strongest performance were energy, material, and telecommunication service companies. The sectors that turned in the weakest performance were banking, diversified financial, real estate, and consumer discretionary companies.

Factors Affecting Portfolio Performance

For the six-months ended June 30, 2007, the Portfolio increased by 4.37% compared to its benchmark, the S&P 500 Index, which increased by 6.96%.

The energy sector was the top performing sector of the S&P 500 Index and was also the most important contributor to the Portfolio's performance over the six-month period. ConocoPhillips, Devon Energy, EOG Resources, Occidental Petroleum, and Transocean were all among the top contributors to performance.

The Portfolio has a significant investment in consumer staple companies, and they were the second most important contributors to performance. The Portfolio's consumer staple companies out-performed the corresponding sector within the S&P 500 Index and the Portfolio also benefited from a higher relative weighting in this sector. Altria Group and Costco Wholesale were among the top contributors to performance. Procter & Gamble was among the top detractors from performance.

The Portfolio's consumer discretionary holdings detracted from both absolute and relative performance. Harley-Davidson was the top detractor from performance.

Information technology companies make up one of the largest sectors in the S&P 500 Index and this sector out-performed the Index. The Portfolio's relative performance was harmed both by a lower relative weighting in this strongly performing sector and by owning information technology companies which under-performed the corresponding sector within the S&P 500 Index. Iron Mountain was among the top detractors from performance.

The Portfolio's two largest sector holdings were in diversified financial and insurance companies. The Portfolio's holdings in both of these sectors outperformed the corresponding sector within the S&P 500 Index. However, the Portfolio's holdings in each of these sectors under-performed the S&P 500 Index itself, thereby detracting from relative performance. One insurance company, Loews, was among the top contributors to performance. Two diversified financial companies, Citigroup and Moody's, and two insurance companies, American International Group and Berkshire Hathaway, were among the top detractors from performance.

Individual companies contributing to performance included Tyco International (an industrial company) and Vulcan Materials (a materials company). Individual companies detracting from performance included Sealed Air (a materials company), Wachovia (a banking company), and UnitedHealth Group (a health care company).

Over the past six-months there were no changes to the companies making up the Portfolio's top ten holdings. As of June 30, 2007 the Portfolio's top ten holdings represented approximately 45.3% of total net assets.

The Portfolio managers have identified a number of investment opportunities in foreign companies. The Portfolio ended the period with approximately 5% of its assets invested in foreign companies. As a group, the foreign companies owned by the Portfolio under-performed the S&P 500 Index over the period.

The preceding commentary was prepared by the Portfolio's sub-adviser, Davis Selected Advisers, L.P.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Davis Large Cap Value Portfolio	4.37%	19.74%	10.37%
S&P 500 Index	6.96%	20.59%	10.71%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
American Express Co.	5.6%
ConocoPhillips	5.2
Tyco International Ltd.	5.2
American International Group, Inc.	5.0
JPMorgan Chase & Co.	4.7
Costco Wholesale Corp.	4.7
Altria Group, Inc.	4.1
Berkshire Hathaway, Inc. (Class B)	3.9
Comcast Corp. (Class A Non-Voting)	3.8
HSBC Holdings plc, ADR	3.1
Total	45.3%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Financials	41.2%
Consumer Staples	15.4
Energy	14.2
Consumer Discretionary	9.0
Information Technology	5.2
Industrials	5.2
Materials	3.4
Health Care	2.4
Telecommunication Services	1.4
Other#	2.6
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—97.4%
Consumer Discretionary—9.0%
Automobiles—2.2%
Harley-Davidson, Inc.	900	$53,649
Diversified Commercial Services—1.1%
H&R Block, Inc.	1,220	28,511
Media—5.7%
Comcast Corp. (Class A Non-Voting) *	3,410	95,343
News Corp. (Class A)	2,260	47,935
		143,278
Total Consumer Discretionary		225,438
Consumer Staples—15.4%
Beverages—1.5%
Diageo plc, ADR	460	38,323
Food & Staples Retailing—8.5%
Costco Wholesale Corp.	1,990	116,455
CVS Caremark Corp.	1,085	39,548
Wal-Mart Stores, Inc.	1,180	56,770
		212,773
Household Products—1.3%
Procter & Gamble Co.	510	31,207
Tobacco—4.1%
Altria Group, Inc.	1,460	102,404
Total Consumer Staples		384,707
Energy—14.2%
Energy Equipment & Services—1.2%
Transocean, Inc.*	300	31,794
Oil, Gas & Consumable Fuels—13.0%
ConocoPhillips	1,650	129,525
Devon Energy Corp.	890	69,678
EOG Resources, Inc.	770	56,256
Occidental Petroleum Corp.	1,190	68,877
		324,336
Total Energy		356,130
Financials—41.2%
Capital Markets—2.6%
Ameriprise Financial, Inc.	590	37,507
Mellon Financial Corp.	630	27,720
		65,227
Commercial Banks—8.2%
HSBC Holdings plc, ADR	855	78,463
Wachovia Corp.	1,113	57,041
Wells Fargo & Co.	1,950	68,582
		204,086
Consumer Finance—5.6%
American Express Co.	2,300	140,714

	Shares	Value
Diversified Financial Services—8.6%
Citigroup, Inc.	1,230	$63,087
JPMorgan Chase & Co.	2,410	116,764
Moody's Corp.	560	34,832
		214,683
Insurance—16.2%
American International Group, Inc.	1,790	125,354
Aon Corp.	500	21,305
Berkshire Hathaway, Inc., (Class B)*	27	97,335
Loews Corp.	1,400	71,372
Progressive Corp. (The)	2,420	57,910
Transatlantic Holdings, Inc.	460	32,720
		405,996
Total Financials		1,030,706
Health Care—2.4%
Health Care Providers & Services—2.4%
Cardinal Health, Inc.	400	28,256
UnitedHealth Group, Inc.	600	30,684
Total Health Care		58,940
Industrials—5.2%
Industrial Conglomerates—5.2%
Tyco International Ltd.	3,820	129,078
Information Technology—5.2%
Computers & Peripherals—1.4%
Dell, Inc. *	1,240	35,402
IT Services—1.3%
Iron Mountain, Inc. *	1,285	33,577
Software—2.5%
Microsoft Corp.	2,080	61,298
Total Information Technology		130,277
Materials—3.4%
Construction Materials—1.0%
Vulcan Materials Co.	220	25,199
Containers & Packaging—2.4%
Sealed Air Corp.	1,940	60,179
Total Materials		85,378
Telecommunication Services—1.4%
Wireless Telecommunication Services—1.4%
Sprint Nextel Corp.	1,640	33,964
Total Common Stocks (Cost—$2,111,719)		2,434,618

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—4.6%
Repurchase Agreement **—4.6%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $114,165 (Cost—$114,117)	$114,117	$114,117
Total Investments—102.0% (Cost $2,225,836)		2,548,735
Other Liabilities in Excess of Assets—(2.0)%		(49,609)
Net Assets—100.0%		$2,499,126

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

After a strong advance in April and May, the U.S. stock market gave back some of the prior gains in June, but posted a very strong first half overall. The primary catalyst for the June weakness was the renewed concern over problems in the sub-prime mortgage market and the risk born of complexities inherent in collateralized debt and loan obligations. The worry was that these problems would prolong the slump in U.S. housing, stalling any robust consumer recovery. On the other hand, the background other than this area remains benign. Strong growth continues in the global economy, namely emerging markets such as China and India as well as Europe. As for the U.S., we continue to look for economic growth in the 2-3% range over the next four quarters, with the rate of corporate earnings growth in the high single digits. Global and U.S. inflation remains subdued, despite strong food and energy price gains. The PCED core deflator for May – which measures the rate of increase in prices for individual expenditures on goods and services, excluding food and energy – was reported at a year-on-year rate of 1.9%, below the top of the Federal Reserve comfort zone of 1-2%.

On balance, the economic and political environments seem favorable for U.S. equities. We remain optimistic over prospects for the U.S. stock market for the next six-to-twelve months. However, we believe that there is a significant change taking place in financial markets. Evidence is growing that investors are becoming increasingly risk averse, with selling of riskier assets resulting in an increased preference for higher quality securities. This shift is the result of credit problems for sub-prime mortgages and accompanying securities such as collateralized debt and mortgage obligations. The trend towards increased risk aversion is reflected in an increase of market volatility as measured by the VIX index as well as a widening of credit spreads between high quality and low quality obligations. The Portfolio remains well positioned to benefit from this change in the attitude towards risk, with its emphasis on larger capitalization equities which offer potential for predictable and consistent earnings and dividend growth. Our sector allocation, with an underweight of commodity-sensitive areas, including energy, should also have a favorable impact on performance in the months ahead. Longer term, we continue to expect total returns for U.S. equities to average in the mid-to-high single digits.

Factors Affecting Portfolio Performance

Our sector commitments were led by strong gains in Fannie Mae and Countrywide Financial Corp, perceived beneficiaries of the sub-prime mortgage market problems. Industrials also performed well, led by our positions in Ingersoll Rand and Honeywell. The Portfolio also benefited from a recovery in the Technology sector, with notable gains by Intel, Xerox, and Cisco.

Our Energy stocks performed well, with gains by Chevron, Conoco Phillips, and Exxon. However, our underweight of the sector detracted from relative performance of the Portfolio. The sector was an area of strength as oil prices strengthened and were accompanied by higher earnings expectations. We remain skeptical that this strength will continue, at least over the near-to-medium term, as inventories or crude oil continue to swell and evidence of excess speculation in the commodity and equities remain.

We have eliminated the remainder of our positions in Alcoa and Washington Mutual. We sold Alcoa in the wake of a favorable first quarter earnings report at which time we believed that the shares lacked drivers for a significant further advance. The sale of the remaining shares of Washington Mutual reduced our exposure to the mortgage market where we prefer Countrywide as a more attractive means of participation. We also took advantage of strength to trim a number of positions including Baxter, Honeywell, Abbott, CBS, Intel, and Kimberly Clark.

New positions were established in Home Depot and United Parcel Service.

We regarded a change in CEO at Home Depot as a positive catalyst for the shares, as it should lead to a return to a more entrepreneurial approach by returning more autonomy to store managers. We also believed that a sale of the supply operations would be another positive catalyst. This sale was announced in June, along with a $22 billion expansion in the share buyback program.

The appeal of UPS is based on the company's prime position to benefit from a strong global economy and continued growth in global trade and outsourcing. The company's integration of air and ground delivery services gives it an advantage over competitors. The industry has positive characteristics, with only four global players, which improves pricing power. The shares appear undervalued based on potential for 14% annual earnings growth through 2010 and a PE of less than 16 times the 2008 consensus.

We also enlarged the position in Bank of America Corp. The shares appear attractively valued relative to favorable earnings prospects, while providing a yield of well over 4%.

The preceding commentary was prepared by the Portfolio's sub-adviser, BlackRock Investment Management, LLC.

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/BlackRock Relative Value Portfolio	5.95%	22.07%	12.06%
S&P 500 Index	6.96%	20.59%	10.71%
Russell 1000 Value Index	6.23%	21.87%	13.31%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Bristol-Myers Squibb Co.	4.1%
Fannie Mae	4.0
Wal-Mart Stores, Inc.	3.9
General Electric Co.	3.8
Intel Corp.	3.8
American International Group, Inc.	3.8
Xerox Corp.	3.7
Sprint Nextel Corp.	3.7
Bank of America Corp.	3.6
Cisco Systems, Inc.	3.5
Total	37.9%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Financials	26.5%
Information Technology	14.3
Industrials	12.9
Health Care	11.9
Consumer Discretionary	7.7
Consumer Staples	7.5
Telecommunication Services	6.9
Energy	6.9
Materials	2.1
Utilities	1.9
Other#	1.4
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—98.6%
Consumer Discretionary—7.7%
Media—2.3%
CBS Corp. (Class B)	7,575	$252,399
Specialty Retail—4.1%
Home Depot, Inc.	8,100	318,735
Limited Brands, Inc.	4,475	122,839
		441,574
Textiles, Apparel & Luxury Goods—1.3%
Hanesbrands, Inc. *	5,175	139,880
Total Consumer Discretionary		833,853
Consumer Staples—7.5%
Food & Staples Retailing—3.9%
Wal-Mart Stores, Inc.	8,825	424,571
Food Products—2.5%
Sara Lee Corp.	15,525	270,135
Household Products—1.1%
Kimberly-Clark Corp.	1,725	115,385
Total Consumer Staples		810,091
Energy—6.9%
Oil, Gas & Consumable Fuels—6.9%
Chevron Corp.	2,850	240,084
ConocoPhillips	1,810	142,085
Exxon Mobil Corp.	4,350	364,878
Total Energy		747,047
Financials—26.5%
Capital Markets—1.3%
Lehman Brothers Holdings, Inc.	1,950	145,314
Commercial Banks—5.9%
U.S. Bancorp	8,450	278,427
Wachovia Corp.	7,075	362,594
		641,021
Diversified Financial Services—6.8%
Bank of America Corp.	7,900	386,231
Citigroup, Inc.	6,975	357,748
		743,979
Insurance—6.4%
American International Group, Inc.	5,925	414,928
Hartford Financial Services Group, Inc.	2,875	283,216
		698,144
Thrifts & Mortgage Finance—6.1%
Countrywide Financial Corp.	6,200	225,370
Fannie Mae	6,675	436,078
		661,448
Total Financials		2,889,906
Health Care—11.9%
Health Care Equipment & Supplies—3.0%
Baxter International, Inc.	5,825	328,180

	Shares	Value
Pharmaceuticals—8.9%
Abbott Laboratories	6,200	$332,010
Bristol-Myers Squibb Co.	14,250	449,730
Merck & Co., Inc.	3,725	185,505
		967,245
Total Health Care		1,295,425
Industrials—12.9%
Aerospace & Defense—3.0%
Honeywell International, Inc.	5,850	329,238
Air Freight & Logistics—3.0%
United Parcel Service, Inc. (Class B)	4,450	324,850
Industrial Conglomerates—3.8%
General Electric Co.	10,925	418,209
Machinery—3.1%
Ingersoll-Rand Co. Ltd. (Class A)	6,050	331,661
Total Industrials		1,403,958
Information Technology—14.3%
Communications Equipment—6.8%
Cisco Systems, Inc. *	13,525	376,671
Motorola, Inc.	20,275	358,868
		735,539
Office Electronics—3.7%
Xerox Corp. *	21,950	405,636
Semiconductors & Semiconductor Equipment—3.8%
Intel Corp.	17,550	416,988
Total Information Technology		1,558,163
Materials—2.1%
Chemicals—2.1%
E.l. Du Pont de Nemours & Co.	4,500	228,780
Telecommunication Services—6.9%
Diversified Telecommunication Services—3.2%
Verizon Communications, Inc.	8,525	350,974
Wireless Telecommunication Services—3.7%
Sprint Nextel Corp.	19,375	401,257
Total Telecommunication Services		752,231
Utilities—1.9%
Electric Utilities—1.9%
FPL Group, Inc.	3,726	211,413
Total Common Stocks (Cost—$8,474,375)		10,730,867

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—2.3%
Repurchase Agreement **—2.3%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $248,395 (Cost—$248,290)	$248,290	$248,290
Total Investments—100.9% (Cost—$8,722,665)		10,979,157
Other Liabilities in Excess of Assets—(0.9)%		(102,002)
Net Assets—100.0%		$10,877,155

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

As the first half of the year draws to a close, intensified concerns about the subprime mortgage market are spurring a more generalized and perhaps long overdue reassessment of risk in other types of credit such as high-yield debt and "covenant-lite" corporate loans. Credit is contracting, but adjustments have been orderly. Current conditions are far from restrictive, and there has been no broad deterioration in credit quality. The balance sheets of nonfinancial S&P 500 companies remain cash rich and healthy. Nonetheless, financial markets are increasingly nervous. Postponed and scaled-back debt offerings in recent days attest to rising risk aversion among investors.

The US economy strengthened in the second quarter from the first quarter's anemic pace, which was revised up only slightly to 0.7%. Second quarter activity was supported by strong global growth, a pickup in manufacturing and solid, if unspectacular, job gains. Real GDP for the period may top 3%, but the boost it received from inventory rebuilding and revived auto production will likely prove temporary. We expect economic growth in the second half of the year to be moderate, resembling more the first-half's average pace than the June quarter's rebound.

Key to the outlook is the continuing course of the correction in housing and the extent it may be exacerbated by the unfolding crisis in subprime mortgages. Some $100 billion of adjustable rate subprime mortgages are scheduled to reset to higher rates by October. With tighter lending standards and higher rates, many subprime borrowers will find it difficult to refinance. These lower-end consumers, who are already stretched by higher food and energy costs, will feel increased strain as will the retailers that serve them.

The Federal Reserve continues to identify inflation risks as the predominant policy concern. We expect inflation to ease gradually as housing prices and related imputed rent measures used in inflation gauges come down. These declines are expected to eventually overpower the inflationary impact of the weaker dollar and its effect on commodities, like oil, that are priced in dollars. Global trade and the increased globalization of markets have complicated the task of measuring inflation and made the conduct of monetary policy more challenging. Rapid growth in emerging economies is pumping up demand for global resources and boosting headline inflation while lower prices on goods manufactured abroad are helping to contain core inflation. Moreover, consumer responses to higher prices have diverged more widely as the gap between the richest and poorest has broadened.

Factors Affecting Portfolio Performance

The S&P 500 posted a meaningful gain in first-half 2007 amid increased market volatility. After a sell-off in late February and early March, the Index recovered vigorously through early June before sliding in the final weeks of the period. Led by energy, six of the ten S&P sectors outperformed. Only one – financials – declined. Although the Portfolio performed ahead of its benchmark, the S&P 500 Index, in the second quarter, it lagged for the six months.

Factors that supported relative results for the entire period included our underweighted presence in the poorly performing financials sector and our emphasis on less cyclical and higher-end businesses in the otherwise weak consumer discretionary sector. The benefits of our substantial overweighting of the strong energy sector were overshadowed early in the year by our focus on the international oils, which lagged other industry segments. The improved recent performance of the majors along with the diversification of our energy position has lessened this impact. Weakness in select holdings in the industrials and health care sectors was a drag on performance. The overweight in the underperforming consumer staples sector also proved to be an impediment. Leading issues in the Portfolio included Fluor, Texas Instruments, Transocean, Caterpillar, Praxair, Peabody Energy, Occidental, Intel and Ameriprise Financial.

Given our expectation of moderate economic growth in the US accompanied by rising risk-aversion, we believe the Portfolio is particularly well positioned. The industry-leading multinationals in our portfolios, which derive fully half of their earnings from overseas, have greater-than-market exposure to these faster growing economies and are positioned to benefit from the weaker dollar. Moreover, the Portfolio's domestic exposure is generally concentrated in less cyclical businesses and higher-end markets. Our holdings are expected to generate earnings growth ahead of the S&P 500 in 2007 while they maintain a higher return on equity and lower debt ratios. As a nervous market begins to re-price risk, we believe the solid balance sheets and strong cash flows of the high quality large caps in the Portfolio should have added appeal for investors.

The preceding commentary was prepared by the Portfolio's sub-adviser, Fayez Sarofim & Co.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Fayez Sarofim Large Cap Core Portfolio	5.82%	17.19%	8.41%
S&P 500 Index	6.96%	20.59%	10.71%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Exxon Mobil Corp.	5.7%
General Electric Co.	5.1
Citigroup, Inc.	3.6
Altria Group, Inc.	3.6
Coca-Cola Co. (The)	3.1
ConocoPhillips	3.0
Chevron Corp.	3.0
Microsoft Corp.	2.9
Johnson & Johnson	2.8
PepsiCo, Inc.	2.5
Total	35.3%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Energy	20.3%
Consumer Staples	19.7
Financials	15.8
Industrials	11.5
Health Care	10.0
Consumer Discretionary	9.1
Information Technology	8.5
Materials	1.1
Telecommunication Services	0.4
Other#	3.6
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—96.4%
Consumer Discretionary—9.1%
Hotels, Restaurants & Leisure—2.6%
Hilton Hotels Corp.	425	$14,225
McDonald's Corp.	317	16,091
Starbucks Corp. *	290	7,609
		37,925
Media—3.1%
McGraw-Hill Cos., Inc. (The)	404	27,504
News Corp. (Class A)	861	18,262
		45,766
Multiline Retail—1.6%
Target Corp.	360	22,896
Specialty Retail—1.8%
Home Depot, Inc.	518	20,383
Lowe's Cos., Inc.	195	5,985
		26,368
Total Consumer Discretionary		132,955
Consumer Staples—19.7%
Beverages—6.6%
Anheuser-Busch Cos., Inc.	259	13,510
Coca-Cola Co. (The)	878	45,928
PepsiCo, Inc.	560	36,316
		95,754
Food & Staples Retailing—4.0%
Sysco Corp.	385	12,701
Wal-Mart Stores, Inc.	261	12,557
Walgreen Co.	595	25,906
Whole Foods Market, Inc.	190	7,277
		58,441
Food Products—2.1%
Nestle SA, ADR (Registered)	322	30,799
Household Products—2.3%
Procter & Gamble Co.	557	34,083
Personal Products—1.1%
Estee Lauder Cos., Inc. (The)	355	16,156
Tobacco—3.6%
Altria Group, Inc.	753	52,815
Total Consumer Staples		288,048
Energy—20.3%
Energy Equipment & Services—2.6%
Halliburton Co.	405	13,972
Transocean, Inc.*	130	13,777
Weatherford International Ltd. *	190	10,496
		38,245
Oil, Gas & Consumable Fuels—17.7%
BP PLC, (ADR)	277	19,983
Chevron Corp.	524	44,142
ConocoPhillips	564	44,274

	Shares	Value
Exxon Mobil Corp.	987	$82,789
Occidental Petroleum Corp.	250	14,470
Peabody Energy Corp.	170	8,225
Royal Dutch Shell PLC, (ADR)	205	16,646
Total SA, ADR	340	27,533
		258,062
Total Energy		296,307
Financials—15.8%
Capital Markets—2.2%
Ameriprise Financial, Inc.	185	11,760
Morgan Stanley	245	20,551
		32,311
Commercial Banks—2.6%
HSBC Holdings plc, ADR	265	24,319
SunTrust Banks, Inc.	165	14,147
		38,466
Consumer Finance—2.6%
American Express Co.	396	24,227
Capital One Financial Corp.	185	14,512
		38,739
Diversified Financial Services—6.7%
Bank of America Corp.	507	24,787
Citigroup, Inc.	1,034	53,034
JPMorgan Chase & Co.	402	19,477
		97,298
Insurance—1.7%
American International Group, Inc.	181	12,675
Prudential Financial, Inc.	120	11,668
		24,343
Total Financials		231,157
Health Care—10.0%
Health Care Providers & Services—0.9%
UnitedHealth Group, Inc.	260	13,296
Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc. *	140	7,241
Pharmaceuticals—8.6%
Abbott Laboratories	548	29,345
Eli Lilly & Co.	263	14,697
Johnson & Johnson	653	40,238
Merck & Co., Inc.	318	15,836
Pfizer, Inc.	980	25,059
		125,175
Total Health Care		145,712
Industrials—11.5%
Aerospace & Defense—1.6%
United Technologies Corp.	320	22,698
Air Freight & Logistics—1.3%
United Parcel Service, Inc. (Class B)	256	18,688

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Construction & Engineering—0.8%
Fluor Corp.	110	$12,251
Electrical Equipment—1.5%
Emerson Electric Co.	458	21,434
Industrial Conglomerates—5.1%
General Electric Co.	1,957	74,914
Machinery—1.2%
Caterpillar, Inc.	220	17,226
Total Industrials		167,211
Information Technology—8.5%
Communications Equipment—0.5%
Qualcomm, Inc.	160	6,942
Internet Software & Services—0.7%
Yahoo!, Inc. *	380	10,309
IT Services—1.4%
Automatic Data Processing, Inc.	430	20,842
Semiconductors & Semiconductor Equipment—3.0%
Intel Corp.	1,265	30,057
Microchip Technology, Inc.	210	7,778
Texas Instruments, Inc.	160	6,021
		43,856
Software—2.9%
Microsoft Corp.	1,455	42,879
Total Information Technology		124,828
Materials—1.1%
Chemicals—1.1%
Praxair, Inc.	225	16,198
Telecommunication Services—0.4%
Wireless Telecommunication Services—0.4%
Sprint Nextel Corp.	300	6,213
Total Common Stocks (Cost—$1,218,971)		1,408,629

	Principal Amount	Value
Short-Term Securities—9.6%
Repurchase Agreement **—9.6%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $140,330 (Cost—$140,271)	$140,271	$140,271
Total Investments—106.0% (Cost—$1,359,242)		1,548,900
Other Liabilities in Excess of Assets—(6.0)%		(87,357)
Net Assets—100.0%		$1,461,543

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

After climbing to new records through May on stronger-than-expected corporate-profit news, US equities retreated in June as investors grew nervous about rising bond yields, a deepening housing slump and blowups at hedge funds invested in securities linked to subprime mortgages. The S&P 500 finished the second quarter up 6.3% and the first half of the year up 7.0%. All sectors gained in the quarter, but returns were widely divergent. Energy led, propelled by rising oil and gas prices. Sectors most exposed to the strong global capital spending and economic growth (such as technology, capital equipment and industrial resources) also outperformed. Interest-rate sensitive sectors (such as housing-related, financials and utilities) lagged far behind. Not surprisingly, value indices, with their greater concentrations of financials and utilities, underperformed growth stocks for the second quarter, with the Russell 1000 Value Index's rising 4.9%, versus the Russell Growth Index's 6.9% increase. The NASDAQ composite was up 7.5% during the quarter and the yield on the 10-year Treasury rose from 4.65% to 5.03%.

Rising food prices are fueling an increase in inflation at a pace that has not been seen since the early 1990s. In the first five months of the year, food prices at the consumer level increased at an annualized rate of 8.5%, exceeding the rate of both headline and core price inflation. Although there have been a few spells of higher food prices in the past decade, the current cycle looks like it will last longer because it is driven by a rise in the price of food inputs.

Factors Affecting Portfolio Performance

The Portfolio underperformed its benchmark, the S&P 500 Index for the six months ending June 30, 2007. Stock selection drove much of the Portfolio's underperformance deficits and was spread across a variety of sectors although it was more significant in information technology and consumer staples.

Stock selection in the energy and financials sectors was the main contributor to performance. Key performers within these sectors included overweight positions in Schlumberger, Apache and Goldman Sachs. The top five contributors to performance were spread in a range of sectors and included: Juniper Networks, ABB Ltd., Research in Motion, Apollo Group and Apple. The top five detractors from performance were more concentrated in the information technology sector and included: Advanced Micro Devices, Network Appliance, JDS Uniphase, Applied Biosystems and NYSE Euronext.

The Portfolio received a boost from underweighting the poorly performing financials sector (-0.75% for the Index) and overweighting the information technology sector (+9.3% for the Index). We were hurt from underweighting the strong energy and industrials sectors (+17.1% and +11% respectively).

In recent years, investors have become unwilling to pay for future growth, and this phenomenon has lasted longer than at any point in history. It is hard to see this as a permanent condition. In all aspects of life, consumers have generally been willing to pay more for higher quality. There is no reason to believe that "consumers" of equities will prove the sole exception.

While we have been seeing a steady progression toward growth leadership for a number of quarters, what's been missing has been investor willingness to reward to the usual degree those companies outpacing consensus expectations. But upside earnings surprise, which has been unusually plentiful in recent years, is unlikely to remain so, and companies able to continue achieving this distinction should be more richly rewarded. We've worked to invest in companies likely to benefit from this turn.

The preceding commentary was prepared by the Portfolio's sub-adviser, AllianceBernstein L.P.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/AllianceBernstein Large Cap Core Portfolio	3.95%	9.42%	5.67%
S&P 500 Index	6.96%	20.59%	10.71%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
JPMorgan Chase & Co.	3.7%
Qualcomm, Inc.	3.5
Merck & Co., Inc.	3.5
Wyeth	3.2
Juniper Networks, Inc.	3.0
Chicago Mercantile Exchange Holdings, Inc. (Class A)	2.6
Procter & Gamble Co.	2.6
AES Corp. (The)	2.6
Google, Inc. (Class A)	2.5
Schlumberger Ltd.	2.4
Total	29.6%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Information Technology	31.2%
Health Care	16.9
Financials	16.8
Consumer Discretionary	10.1
Consumer Staples	9.8
Industrials	6.7
Energy	4.7
Utilities	4.5
Telecommunication Services	3.5
Materials	2.8
Other#	(7.0)
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—107.0%
Consumer Discretionary—10.1%
Auto Components—1.4%
Johnson Controls, Inc.	126	$14,587
Automobiles—1.3%
Toyota Motor Corp., ADR	110	13,847
Hotels, Restaurants & Leisure—3.8%
Wynn Resorts Ltd.	240	21,526
Yum! Brands, Inc.	570	18,650
		40,176
Media—1.8%
News Corp. (Class A)	925	19,619
Textiles, Apparel & Luxury Goods—1.8%
Nike, Inc. (Class B)	320	18,653
Total Consumer Discretionary		106,882
Consumer Staples—9.8%
Beverages—1.7%
PepsiCo, Inc.	270	17,510
Food & Staples Retailing—2.3%
Safeway, Inc.	700	23,821
Food Products—1.6%
Kellogg Co.	320	16,573
Household Products—2.6%
Procter & Gamble Co.	443	27,107
Personal Products—1.6%
Estee Lauder Cos., Inc. (The)	385	17,521
Total Consumer Staples		102,532
Energy—4.7%
Energy Equipment & Services—2.4%
Schlumberger Ltd.	300	25,482
Oil, Gas & Consumable Fuels—2.3%
Apache Corp.	290	23,661
Total Energy		49,143
Financials—16.8%
Capital Markets—5.7%
Charles Schwab Corp. (The)	1,153	23,660
Goldman Sachs Group, Inc. (The)	66	14,305
Northern Trust Corp.	340	21,842
		59,807
Consumer Finance—1.6%
American Express Co.	275	16,824
Diversified Financial Services—8.0%
Chicago Mercantile Exchange Holdings, Inc., Class A	52	27,787
JPMorgan Chase & Co.	805	39,002
NYSE Euronext	240	17,669
		84,458

	Shares	Value
Insurance—1.5%
American International Group, Inc.	230	$16,107
Total Financials		177,196
Health Care—16.9%
Biotechnology—3.5%
Genentech, Inc. *	223	16,872
Gilead Sciences, Inc. *	520	20,161
		37,033
Health Care Equipment & Supplies—1.5%
Becton Dickinson & Co.	215	16,017
Health Care Providers & Services—1.7%
McKesson Corp.	290	17,296
Life Sciences Tools & Services—1.6%
Thermo Fisher Scientific Inc. *	335	17,326
Pharmaceuticals—8.6%
Abbott Laboratories	370	19,813
Merck & Co., Inc.	740	36,852
Wyeth	585	33,544
		90,209
Total Health Care		177,881
Industrials—6.7%
Airlines—1.5%
AMR Corp. *	585	15,415
Electrical Equipment—3.1%
ABB Ltd., ADR	850	19,210
Cooper Industries Ltd. (Class A)	230	13,130
		32,340
Machinery—2.1%
Danaher Corp.	300	22,650
Total Industrials		70,405
Information Technology—31.2%
Communications Equipment—10.4%
JDS Uniphase Corp. *	1,722	23,126
Juniper Networks, Inc. *	1,248	31,412
Qualcomm, Inc.	850	36,882
Research In Motion Ltd. *	90	17,999
		109,419
Computers & Peripherals—5.1%
Apple, Inc. *	137	16,720
Network Appliance, Inc. *	745	21,754
Sun Microsystems, Inc. *	2,790	14,675
		53,149
Internet Software & Services—4.2%
eBay, Inc. *	558	17,957
Google, Inc. (Class A) *	50	26,169
		44,126

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Semiconductors & Semiconductor Equipment—5.8%
Advanced Micro Devices, Inc. *	1,327	$18,976
Broadcom Corp. (Class A) *	496	14,508
Kla-Tencor Corp.	289	15,880
Nvidia Corp. *	270	11,154
		60,518
Software—5.7%
Adobe Systems, Inc. *	321	12,888
NAVTEQ Corp. *	360	15,242
Red Hat, Inc. *	520	11,586
Salesforce.com, Inc. *	480	20,573
		60,289
Total Information Technology		327,501
Materials—2.8%
Chemicals—2.8%
International Flavors & Fragrances, Inc.	225	11,732
Monsanto Co.	260	17,560
Total Materials		29,292
Telecommunication Services—3.5%
Diversified Telecommunication Services—3.5%
Level 3 Communications, Inc. *	4,150	24,278
Verizon Communications, Inc.	295	12,145
Total Telecommunication Services		36,423
Utilities—4.5%
Independent Power Producers & Energy Traders—2.6%
AES Corp. (The) *	1,235	27,022
Multi-Utilities—1.9%
PG&E Corp.	440	19,932
Total Utilities		46,954
Total Common Stocks (Cost—$1,044,139)		1,124,209

	Principal Amount	Value
Short-Term Securities—0.9%
Repurchase Agreement **—0.9%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $8,942 (Cost—$8,938)	$8,938	$8,938
Total Investments—107.9% (Cost $1,053,077)		1,133,147
Other Liabilities in Excess of Assets—(7.9)%		(82,872)
Net Assets 100.0%		$1,050,275

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

The equity markets posted solid returns in the first half of 2007 as stocks fended off a mid-cycle slowdown complicated by rising long-term interest rates and questions about the strength of the consumer. Corporate earnings remained strong, particularly in the industrials, energy and technology sectors. Solid industrial activity, fueled by strong global growth and robust M&A activity, pushed the markets higher.

Factors Affecting Portfolio Performance

For the six months ended June 30, 2007, the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, mainly due to strong stock selection in the materials and processing, consumer staples and financial services sectors. Additionally, carrying overweight positions in the materials and processing sector contributed to strong performance. Slightly offsetting this performance was poor stock selection in the technology and consumer discretionary sectors.

Apple, Precision Castparts, MasterCard, Freeport-McMoran Copper & Gold and Google had the greatest positive impact on performance for the six months ended June 30, 2007. Apple continued to benefit from the anticipation of the iPhone, which was released last month, its iTV service and strong sales of iPods and iMacs. MasterCard rose sharply in the second quarter after reporting earnings that easily surpassed analysts' expectations due to strong secular trends favoring the use of debit and credit cards. Freeport-McMoran's shares rose as rumors spread that the company may be a buyout target, and concerns over the lack of copper supply pushed copper prices higher. Precision Castparts continued to benefit from the surge in the commercial aerospace business evident by its supplier relationship with Boeing for the production of its new 787 aircraft. Google continued to expand its leadership role in the market for paid search and with its recent acquisition of YouTube, the company will expand its footprint in display ads.

Network Appliance, Johnson & Johnson, Symantec and Las Vegas Sands had the most negative impact on Portfolio performance for the period.

Shares of Network Appliance fell in the period after the company announced a fiscal first quarter outlook that fell short of estimates. The computer storage company failed to build up its customary backlog of orders at the end of the fourth quarter, which negatively impacted first quarter earnings. Johnson & Johnson fell after the FDA added a black box warning to its anemia drug Procrit, which included the risk of death and life threatening side effects. Shares also reacted negatively to news that federal prosecutors were probing the company's marketing of prescription drugs for unapproved uses. Symantec fell after reporting fiscal third quarter results that missed estimates. Guidance for fiscal year 2007 was also downgraded, citing weaker than expected performance by its data center management business and higher deferrals than anticipated. Las Vegas Sands fell in the second quarter after reporting earnings that disappointed investors. In addition, it appears that start-up costs related to the casino openings in Macu raised a red flag to investors.

Portfolio positioning changed for the period. The majority of reductions in sector weight were in the consumer discretionary, consumer staples and financials sectors. The assets were redeployed into the producer durables, materials and processing, and industrials sectors.

Consumer Discretionary – In the consumer discretionary sector, we reduced our exposure to the specialty retail, hotel/leisure and media industries.

Consumer Staples – In consumer staples we sold Procter and Gamble and PepsiCo to fund better growth opportunities. Both stocks were sold at gains and were strong contributors to the Portfolio in 2006.

Financial Services – In the financial services sector, the mix of securities changed and we reduced the sector weight. We sold our positions in property and casualty insurance companies, asset managers and investment banks. The proceeds were redeployed into financial servicing companies.

Materials and Processing – In the materials and processing sector, we added materials company Freeport-McMoran Copper and Gold and agricultural companies Monsanto and Mosaic. We also added commercial airline supplier Allegheny Technologies.

Industrials – In the industrial sector, we added both Textron and Honeywell. Textron is the world's largest manufacturer of business jets and Honeywell has been benefiting from the resurgence in the aerospace industry. The company is a manufacturer of automation controls for aircrafts.

Producer Durables – In the producer durables sector, we added companies leveraged to the resurgence in aerospace and the strong demand for agricultural products. We added Boeing and Rockwell Collins in aerospace and Deere from the agriculture industry. Terex is a manufacturer of heavy-duty off road and mining equipment trucks.

As we move into the second half of the year, we retain our positive outlook for the equity markets. Despite the volatility that returned toward the end of the second quarter, there continue to be economic signals that may point to possible re-acceleration. We believe that valuations for growth stocks remain at attractive levels, as pockets of opportunity have become evident in this mid-cycle slowdown.

The preceding commentary was prepared by the Portfolio's sub-adviser, Loomis Sayles & Co.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Loomis Sayles Large Cap Growth Portfolio	8.73%	15.52%	6.93%
S&P 500 Index	6.96%	20.59%	10.71%
Russell 1000 Growth Index	8.13%	19.04%	9.28%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Google, Inc. (Class A)	3.3%
Cisco Systems, Inc.	3.0
Apple, Inc.	2.8
Hewlett-Packard Co.	2.3
CVS Caremark Corp.	2.3
Qualcomm, Inc.	2.0
Gilead Sciences, Inc.	2.0
Morgan Stanley	2.0
Mastercard, Inc. (Class A)	2.0
Kohl's Corp.	2.0
Total	23.7%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Information Technology	31.2%
Financials	12.8
Health Care	11.8
Consumer Discretionary	9.8
Industrials	8.3
Materials	4.6
Energy	2.6
Consumer Staples	2.3
Other#	16.6
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—83.4%
Consumer Discretionary—9.8%
Internet & Catalog Retail—1.0%
Amazon.Com, Inc. *	158	$10,809
Media—2.7%
McGraw-Hill Cos., Inc. (The)	200	13,616
Walt Disney Co. (The)	452	15,431
		29,047
Multiline Retail—3.0%
Kohl's Corp. *	296	21,025
Nordstrom, Inc.	214	10,940
		31,965
Specialty Retail—1.0%
Guess ? , Inc.	232	11,145
Textiles, Apparel & Luxury Goods—2.1%
Coach, Inc. *	226	10,710
Polo Ralph Lauren Corp.	119	11,675
		22,385
Total Consumer Discretionary		105,351
Consumer Staples—2.3%
Food & Staples Retailing—2.3%
CVS Caremark Corp.	663	24,166
Energy—2.6%
Oil, Gas & Consumable Fuels—2.6%
Southwestern Energy Co. *	231	10,280
XTO Energy, Inc.	284	17,068
Total Energy		27,348
Financials—12.8%
Capital Markets—6.5%
Franklin Resources, Inc.	122	16,161
Goldman Sachs Group, Inc. (The)	97	21,025
Morgan Stanley	252	21,138
T. Rowe Price Group, Inc.	217	11,260
		69,584
Consumer Finance—1.2%
American Express Co.	213	13,032
Diversified Financial Services—2.2%
Chicago Mercantile Exchange Holdings, Inc., Class A	17	9,084
Intercontinental Exchange, Inc. *	99	14,637
		23,721
Real Estate Management & Development—2.9%
CB Richard Ellis Services, Inc. Class A *	540	19,710
Jones Lang Lasalle, Inc.	98	11,123
		30,833
Total Financials		137,170
Health Care—11.8%
Biotechnology—3.1%
Celgene Corp. *	199	11,409
Gilead Sciences, Inc. *	552	21,401
		32,810

	Shares	Value
Health Care Equipment & Supplies—2.8%
Baxter International, Inc.	203	$11,437
St. Jude Medical, Inc. *	214	8,879
Stryker Corp.	160	10,094
		30,410
Life Sciences Tools & Services—1.5%
Thermo Fisher Scientific, Inc. *	312	16,137
Pharmaceuticals—4.4%
Merck & Co., Inc.	349	17,380
Schering-Plough Corp.	515	15,677
Wyeth	234	13,417
		46,474
Total Health Care		125,831
Industrials—8.3%
Aerospace & Defense—4.9%
Boeing Co.	142	13,654
Honeywell International, Inc.	192	10,806
Precision Castparts Corp.	139	16,869
Rockwell Collins, Inc.	167	11,797
		53,126
Industrial Conglomerates—1.1%
Textron, Inc.	107	11,782
Machinery—2.3%
Deere & Co.	111	13,402
Terex Corp. *	136	11,057
		24,459
Total Industrials		89,367
Information Technology—31.2%
Communications Equipment—6.8%
Cisco Systems, Inc. *	1,157	32,223
Corning, Inc. *	713	18,217
Qualcomm, Inc.	505	21,912
		72,352
Computers & Peripherals—9.1%
Apple, Inc. *	248	30,266
Dell, Inc. *	507	14,475
EMC Corp. *	751	13,593
Hewlett-Packard Co.	551	24,585
International Business Machines Corp.	140	14,735
		97,654
Internet Software & Services—5.0%
eBay, Inc. *	565	18,182
Google, Inc. (Class A) *	67	35,066
		53,248
IT Services—3.1%
Fidelity National Information Solutions , Inc.	215	11,670
Mastercard, Inc. (Class A)	127	21,066
		32,736

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Semiconductors & Semiconductor Equipment—3.0%
Nvidia Corp. *	319	$13,178
Texas Instruments, Inc.	519	19,530
		32,708
Software—4.2%
Adobe Systems, Inc. *	413	16,582
Autodesk, Inc. *	244	11,488
Microsoft Corp.	590	17,387
		45,457
Total Information Technology		334,155
Materials—4.6%
Chemicals—2.1%
Monsanto Co.	188	12,697
Mosiac Co. (The) *	252	9,833
		22,530
Metals & Mining—2.5%
Allegheny Technologies, Inc.	123	12,900
Freeport-McMoRan Copper & Gold, Inc. (Class B)	164	13,583
		26,483
Total Materials		49,013
Total Common Stocks (Cost—$812,883)		892,401

	Principal Amount	Value
Short-Term Securities—1.3%
Repurchase Agreement**—1.3%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $14,388 (Cost—$14,382)	$14,382	$14,382
Total Investments—84.7% (Cost $827,265)		906,783
Other Assets Less Liabilities—15.3%		163,478
Net Assets 100.0%		$1,070,261

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

The volatility in equity prices over the last month may cause some to forget the strength during the first two months of the second quarter, with the S&P 500 index up over 8% by the end of May. At that time, strengthening economic signals frightened the bond market, pushing the 10-year Treasury yield to nearly 5%. As June began, the market began to reflect the concern that inflation would continue to edge up, forcing the Fed to stand firm longer than expected. Inflation is viewed as one of the greatest threats to long-term financial returns. Rising global rates may have exacerbated the increase in Treasury yields and the 10-year bond broke new ground at a yield of 5.30% by mid-June. The market held on to much of the price appreciation as the quarter came to an end.

Stronger than forecasted returns were driven by the strength in reported first quarter earnings, robust liquidity and low credit spreads. The equity market continues to benefit from multiple sources of liquidity including robust M&A and private equity activity, strong share buybacks and rapidly growing income overseas. While first quarter economic growth was clearly weak, it became increasingly apparent that an inventory correction was the culprit. Outside the U.S., economic demand continued to be quite strong which was evident in the strength and composition of first quarter earnings. Earnings reports through April and May wrapped up with an increase of approximately 8% in the S&P 500 composite first quarter earnings, compared to earlier single-digit forecasts.

In June, the upward move in equities was side-tracked by the reappearance of sub-prime mortgage fears, appearing in the form of hedge fund difficulties. Most notable was the very public bailout of two Bear Stearns hedge funds, heavily exposed to sub-prime mortgages and heavily leveraged. The risks inherent in securities which are illiquid, difficult to accurately value, and backed by debt of increasingly questionable quality, suddenly became of interest to investors.

Factors Affecting Portfolio Performance

The Portfolio outperformed its S&P 500 Index benchmark for the first half of 2007. The second quarter demonstrated a clear reversal in style leadership from value to growth stocks, but year-to-date results are inconclusive. The S&P 500/Citigroup Growth Index is slightly behind its value counterpart as of 6/30/2007, while the Russell 1000 Growth Index (another proxy for large cap growth stocks) is ahead of its value counterpart for both the quarter and semi-annual period ending 6/30/2007.

Many of the companies in the Portfolio benefited from strong economic growth that came from outside the United States. On balance, companies with a higher percentage of revenues sourced from outside the U.S. reported stronger earnings gains as a result of high demand growth and, to some extent, a weaker dollar. As the U.S. economy slows, the impact of international demand growth may become more pronounced for large, multinational companies like many in the Portfolio.

Driven by positive stock selection, the technology and financials sectors contributed the most to performance. Stock selection also drove positive results in the consumer staples sector, but disappointed in the industrials and healthcare sectors.

While there are evident challenges for the equity market, we remain constructive. The challenges include the threat of inflation in the structural form of higher energy and commodity prices and the cyclical pressure of rising wages. Capacity utilization remains high and the labor market tight. There is a low but rising threat of a financial crisis, beyond the scale of a single hedge fund failure, as the complexity of newer financial instruments and the leverage used to enhance returns combine. The result can be an uncertainty around pricing of assets used to support the debt. Political debate will flood the airwaves over the next 16 months which often serves to highlight the risks, such as higher tax rates and difficult foreign relations. Merger and acquisition activity, including acquisition by private equity funds, and corporate share repurchase activity have offered a significant source of demand for equities. Should tighter credit conditions or the prospect of more limited returns be realized, deal activity would dissipate as a source of incremental demand for equities. Finally, economic growth is expected to remain moderate, but could prove disappointing if the weakness in the housing market results in greater than expected slowing in the rate of consumer spending growth.

The other side of the coin, which supports our constructive stance, is the continuing strength in economic growth around the world which will continue to support the U.S. economy. In spite of recent increases in global rates, the level of real interest rates is still favorable. Additionally, central banks have moved quickly to preserve faith in the goal of relative price stability. We believe that earnings growth will remain positive, albeit more modest than prior years and valuations remain reasonable for much of the market. Strong balance sheets and cash flow generation should support credit market stability and allow for continued repurchase of stock. If investors take heed of the recent sub-prime debt problems and price securities with a more conservative assessment of risk, the markets could avoid major problems later. This last trend should serve to even out the valuation playing field, after a period where risky assets have been assigned generous valuations relative to history, and relative to high quality holdings.

The preceding commentary was prepared by the Portfolio's sub-adviser, Rittenhouse Asset Management, Inc.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Rittenhouse Large Cap Growth Portfolio	7.96%	21.70%	6.17%
S&P 500 Index	6.96%	20.59%	10.71%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Microsoft Corp.	4.4%
Cicso Systems, Inc.	3.8
Intel Corp.	3.1
General Electric Co.	3.0
PepsiCo, Inc.	2.9
Total SA, ADR	2.7
Texas Instruments, Inc.	2.7
Comcast Corp. (Class A)	2.7
Procter & Gamble Co.	2.6
Baxter International, Inc.	2.5
Total	30.4%

**    Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Information Technology	24.7%
Consumer Discretionary	19.8
Health Care	15.4
Industrials	14.0
Financials	9.2
Consumer Staples	7.6
Energy	4.8
Other#	4.5
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—95.5%
Consumer Discretionary—19.8%
Media—6.8%
Citadel Broadcasting Corp.	330	$2,129
Comcast Corp. (Class A) *	7,400	208,088
McGraw-Hill Cos., Inc. (The)	2,500	170,200
Walt Disney Co. (The)	4,300	146,802
		527,219
Multiline Retail—2.3%
Target Corp.	2,875	182,850
Specialty Retail—8.3%
Bed Bath & Beyond, Inc. *	3,650	131,363
Best Buy Co., Inc.	2,400	112,008
Chico's FAS, Inc. *	4,300	104,662
Lowe's Cos., Inc.	5,950	182,605
Staples, Inc.	4,950	117,464
		648,102
Textiles, Apparel & Luxury Goods—2.4%
Nike, Inc. (Class B)	3,200	186,528
Total Consumer Discretionary		1,544,699
Consumer Staples—7.6%
Beverages—2.9%
PepsiCo, Inc.	3,550	230,217
Food & Staples Retailing—2.1%
Costco Wholesale Corp.	2,800	163,856
Household Products—2.6%
Procter & Gamble Co.	3,325	203,457
Total Consumer Staples		597,530
Energy—4.8%
Oil, Gas & Consumable Fuels—4.8%
Apache Corp.	2,000	163,180
Total SA, ADR	2,650	214,597
		377,777
Financials—9.2%
Capital Markets—3.5%
Bank of New York Co., Inc. (The)	3,250	134,680
State Street Corp.	2,000	136,800
		271,480
Commercial Banks—3.5%
Wells Fargo & Co.	4,275	150,352
Zions Bancorporation	1,550	119,210
		269,562
Insurance—2.2%
American International Group, Inc.	2,500	175,075
Total Financials		716,117
Health Care—15.4%
Biotechnology—2.1%
Gilead Sciences, Inc. *	4,300	166,711
Health Care Equipment & Supplies—4.6%
Baxter International, Inc.	3,500	197,190
Medtronic, Inc.	3,200	165,952
		363,142

	Shares	Value
Health Care Providers & Services—2.2%
UnitedHealth Group, Inc.	3,300	$168,762
Pharmaceuticals—6.5%
Abbott Laboratories	3,600	192,780
Novartis AG, ADR	2,600	145,782
Teva Pharmaceutical Industries Ltd., ADR	4,100	169,125
		507,687
Total Health Care		1,206,302
Industrials—14.0%
Aerospace & Defense—2.3%
United Technologies Corp.	2,600	184,418
Air Freight & Logistics—1.9%
United Parcel Service, Inc. (Class B)	2,000	146,000
Commercial Services & Supplies—1.6%
Cintas Corp.	3,100	122,233
Electrical Equipment—3.1%
Emerson Electric Co.	3,100	145,080
Rockwell Automation, Inc.	1,400	97,216
		242,296
Industrial Conglomerates—3.0%
General Electric Co.	6,100	233,508
Machinery—2.1%
Danaher Corp.	2,200	166,100
Total Industrials		1,094,555
Information Technology—24.7%
Communications Equipment—8.1%
Cisco Systems, Inc. *	10,725	298,691
Nokia OYJ, ADR	5,300	148,983
Qualcomm, Inc.	4,200	182,238
		629,912
Computers & Peripherals—4.4%
Dell, Inc. *	6,150	175,583
EMC Corp.*	9,250	167,425
		343,008
Semiconductors & Semiconductor Equipment—5.8%
Intel Corp.	10,350	245,916
Texas Instruments, Inc.	5,600	210,728
		456,644
Software—6.4%
Electronic Arts, Inc. *	3,300	156,156
Microsoft Corp.	11,550	340,378
		496,534
Total Information Technology		1,926,098
Total Common Stocks (Cost—$6,594,323)		7,463,078

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—5.4%
Repurchase Agreement **—5.4%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $421,036 (Cost—$420,859)	$420,859	$420,859
Total Investments—100.9% (Cost $7,015,182)		7,883,937
Other Liabilities in Excess of Assets—(0.9)%		(72,057)
Net Assets—100.0%		$7,811,880

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

US equity markets have yielded strong overall results year-to-date, withstanding a variety of challenges that included contradictory economic signals, continued housing market weakness, sub-prime lending woes, higher bond yields, sharply-rising oil prices, and fading hopes for an interest rate cut by the Federal Reserve. Through June 30, 2007, the S&P 500 Index gained 6.96% and the Russell 1000 Growth Index rose 8.13%. Recently, large-cap "growth" has outperformed large-cap "value", primarily due to improved performance in the Information Technology sector and weakness in the Financials sector. Higher interest rates recently have pressured some areas of the market, including real estate, diversified financial services, and utility companies. Consumer-related companies have, by and large, been under pressure throughout the year due to concerns regarding housing market weakness, sub-prime lending, and the outlook for consumer discretionary spending. Sectors such as Energy, Materials, and Telecommunications Services have generally performed well.

Factors Affecting Portfolio Performance

For the semi-annual period ended June 30, 2007, the Portfolio outperformed its primary benchmark, the Russell 1000 Growth Index.

Several factors emerged as positive contributors to the Portfolio's performance. The most significant factor was a select holding in the Software & Services industry group, credit card transaction processing company MasterCard (+62%). The Portfolio benefited from investments in mobile communication service providers in Latin America (America Movil S.A.B. de C.V., +37%) and China (China Mobile Ltd., +25%). The positive impact of these price increases was amplified by the Portfolio's emphasis in the Telecommunication Services sector, which was a strong-performing area of investment for the benchmark index in the period. The same applied to the Materials sector, in which an emphasis and select holdings, such as agricultural seed producer Monsanto Co. (+29%) and industrial gas producer Praxair Inc. (+21%), helped returns. Transportation was another area of strength for the Portfolio as positions in railroad companies Union Pacific Corp. and Burlington Northern Santa Fe Corp. had price increases of 25% and 15%, respectively. Other individual positions that had material positive impacts on performance included hotel/casino operator MGM Mirage (+44%), oil services company Schlumberger Ltd. (+34%), aircraft parts producer Precision Castparts Corp. (+17%), and engineering firm Jacobs Engineering Group Inc. (+33%).

There were also a few factors that negatively impacted the Portfolio's performance. An emphasis in the weak-performing Consumer Discretionary sector hurt returns, as did specific holdings such as coffee purveyor Starbucks (-26% prior to being sold), hotel/casino operator Las Vegas Sands Corp. (-15%), Japanese automobile manufacturer Toyota Motor Corp. (-6%), and homebuilders Lennar Corp. (-15% prior to being sold) and KB Home (-17% prior to being sold). A position in health services provider UnitedHealth Group (-5%), one of the largest individual holdings throughout the period, materially detracted from the Portfolio's results. Diversified Financials was an area of weakness, with positions in brokerage firm Lehman Brothers Holdings Inc. and Citigroup Inc. having price declines of 5% and 4%, respectively. (Citigroup was sold during the period.) An underweighted posture in the strong-performing Technology Hardware & Equipment industry group proved to incur an opportunity cost on the Portfolio. Finally, Consumer Staples companies Procter & Gamble Co. (-5% prior to being sold) and CVS Caremark Corp. (-4%) combined to hurt returns.

The preceding commentary was prepared by the Portfolio's sub-adviser, Marsico Capital Management, LLC.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Marsico Large Cap Growth Portfolio	9.31%	16.57%	7.10%
S&P 500 Index	6.96%	20.59%	10.71%
Russell 1000 Growth Index	8.13%	19.04%	9.28%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
UnitedHealth Group, Inc.	2.6%
Mastercard, Inc. (Class A)	2.5
Schlumberger Ltd.	2.3
McDonald's Corp.	2.1
China Mobile Ltd., ADR	1.9
Precision Castparts Corp.	1.9
Union Pacific Corp.	1.8
Las Vegas Sands Corp.	1.8
Cisco Systems, Inc.	1.8
Comcast Corp. (Class A)	1.7
Total	20.4%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Industrials	11.6%
Consumer Discretionary	10.6
Information Technology	8.0
Financials	5.8
Health Care	5.7
Telecommunication Services	5.0
Materials	4.3
Energy	3.9
Consumer Staples	2.4
Other#	42.7
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—57.3%
Consumer Discretionary—10.6%
Automobiles—1.6%
Toyota Motor Corp., ADR	7,803	$982,241
Hotels, Restaurants & Leisure—6.7%
Las Vegas Sands Corp.*	14,438	1,102,919
McDonald's Corp.	25,653	1,302,146
MGM Mirage *	11,387	939,200
Station Casinos, Inc.	330	28,644
Wynn Resorts Ltd.	477	42,782
Yum! Brands, Inc.	23,126	756,683
		4,172,374
Media—1.7%
Comcast Corp. (Class A) *	38,835	1,092,040
Multiline Retail—0.4%
Macy's, Inc.	5,736	228,178
Specialty Retail—0.2%
Lowe's Cos., Inc.	5,243	160,908
Total Consumer Discretionary		6,635,741
Consumer Staples—2.4%
Beverages—0.8%
Heineken NV, ADR	17,748	519,129
Food & Staples Retailing—0.9%
CVS Caremark Corp.	14,897	542,996
Food Products—0.7%
Kraft Foods, Inc.	12,757	449,684
Total Consumer Staples		1,511,809
Energy—3.9%
Energy Equipment & Services—2.9%
Baker Hughes, Inc.	2,252	189,460
Cameron International Corp. *	2,687	192,040
Schlumberger Ltd.	16,637	1,413,147
		1,794,647
Oil, Gas & Consumable Fuels—1.0%
Anadarko Petroleum Corp.	3,723	193,559
Apache Corp.	1,291	105,333
Devon Energy Corp.	2,409	188,600
Marathon Oil Corp.	3,032	181,799
		669,291
Total Energy		2,463,938
Financials—5.8%
Capital Markets—3.3%
Goldman Sachs Group, Inc. (The)	4,880	1,057,740
Lehman Brothers Holdings, Inc.	9,522	709,579
UBS AG (Registered)	5,615	336,956
		2,104,275
Commercial Banks—1.1%
Wells Fargo & Co.	19,195	675,088

	Shares	Value
Diversified Financial Services—0.5%
Moody's Corp.	4,933	$306,833
Real Estate Management & Development—0.9%
CB Richard Ellis Services, Inc. Class A *	14,623	533,740
St Joe Co. (The)	583	27,016
		560,756
Total Financials		3,646,952
Health Care—5.7%
Biotechnology—2.0%
Amylin Pharmaceuticals, Inc.*	8,878	365,418
Genentech, Inc. *	10,683	808,276
Genzyme Corp. *	1,090	70,196
		1,243,890
Health Care Providers & Services—2.6%
UnitedHealth Group, Inc.	31,630	1,617,558
Pharmaceuticals—1.1%
Schering-Plough Corp.	22,918	697,624
Total Health Care		3,559,072
Industrials—11.6%
Aerospace & Defense—6.3%
Boeing Co.	7,999	769,184
General Dynamics Corp.	13,084	1,023,430
Lockheed Martin Corp.	10,290	968,598
Precision Castparts Corp.	9,700	1,177,192
		3,938,404
Air Freight & Logistics—0.6%
FedEx Corp.	3,060	339,568
Construction & Engineering—1.3%
Jacobs Engineering Group, Inc. *	14,332	824,233
Road & Rail—3.4%
Burlington Northern Santa Fe Corp.	11,571	985,155
Union Pacific Corp.	9,787	1,126,973
		2,112,128
Total Industrials		7,214,333
Information Technology—8.0%
Communications Equipment—1.8%
Cisco Systems, Inc. *	39,369	1,096,427
Computers & Peripherals—1.2%
Apple, Inc. *	6,030	735,901
Internet Software & Services—1.2%
Google, Inc. (Class A) *	1,415	740,583
IT Services—2.5%
Mastercard, Inc. (Class A)	9,382	1,556,192

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Semiconductors & Semiconductor Equipment—1.3%
Intel Corp.	35,005	$831,719
Total Information Technology		4,960,822
Materials—4.3%
Chemicals—3.3%
Air Products & Chemicals, Inc.	2,402	193,049
Monsanto Co.	15,458	1,044,033
Praxair, Inc.	11,048	795,346
		2,032,428
Metals & Mining—1.0%
Freeport-McMoRan Copper & Gold, Inc. (Class B)	7,805	646,410
Total Materials		2,678,838
Telecommunication Services—5.0%
Diversified Telecommunication Services—1.3%
AT&T, Inc.	19,703	817,675
Wireless Telecommunication Services—3.7%
America Movil SA de CV, ADR	17,403	1,077,768
China Mobile Ltd., ADR	22,247	1,199,113
		2,276,881
Total Telecommunication Services		3,094,556
Total Common Stocks (Cost—$32,465,328)		35,766,061

	Principal Amount	Value
Short-Term Securities—7.0%
Repurchase Agreement **—7.0%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $4,372,217 (Cost—$4,370,389)	$4,370,389	$4,370,389
Total Investments—64.3% (Cost $36,835,717)		40,136,450
Other Assets Less Liabilities—35.7%		22,247,968
Net Assets—100.0%		$62,384,418

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

Following a record-setting year in 2006, the stock market waned during the first quarter of 2007, as higher oil prices and sub-prime mortgage defaults wavered investors. However, the market rebounded in the second quarter despite of all the bad press surrounding sub-prime mortgages and interest rates, as concerns over rising interest rates and home mortgage delinquencies did not carry over into other markets. Benefiting from the robust private-equity buyout market, mid-capitalization stocks outperformed large caps and small caps for the half. The Russell Midcap Index gained 9.90%, the S&P 500 Index returned 6.96%, and the Russell 2000 Index rose 6.45%.

As risk premiums lingered around historic lows, lower quality stocks continued to prevail in the marketplace throughout the half. The apparent trends in S&P's stock rankings and credit ratings clearly illustrated investors' indifference towards risk. Stocks ranked B to D in quality were the best performers during the half, while A-ranked stocks were the worst. Moreover, stocks financed with "junk bonds" outperformed the benchmark by more than 2-to-1.

With oil prices up strongly for the year, energy stocks boasted double-digit returns for the half. By contrast, financial services was the worst performing sector. The value-oriented sector weakened during the half, reflecting negative sub-prime lending announcements and the inverted yield curve. The relative underperformance of the sector contributed to growth stocks outpacing value stocks for the half.

Factors Affecting Portfolio Performance

In a half of positive returns, S&P ranked stocks of A- and above generated negative returns for the Russell 2500 Value Index and dramatically underperformed stocks ranked B to D. Despite the low-quality headwinds, the Portfolio produced positive returns and outperformed the Russell 2500 Value benchmark for the half due to positive stock selection.

Companies contributing the most to performance included Eaton Vance and Questar. Eaton Vance manages mutual funds and separate accounts and specializes in tax-managed products for tax-sensitive investors. The stock performed strongly following the company's reports of solid revenue and adjusted operating income growth, driven by an impressive increase in assets under management. Questar is a fully integrated natural gas provider operating both unregulated and regulated businesses in the Rockies region. The company continues to see better than expected production growth in its Rockies properties, leading management to raise its full year production guidance once again.

Companies contributing the least to performance included Realty Income Corporation (Realty Income) and Jackson Hewitt Tax Service (Jackson Hewitt). Realty Income is a real estate investment trust (REIT) that focuses on an attractive niche market of small size single-tenant properties in less cyclical basic-human-needs type retail segments. The stock suffered from a significant weakening of investor fund flows into higher-yield REIT equity securities driven by an increase in long-term interest rates in June 2007. There was also a meaningful degree of profit-taking following the company's solid performance in 2006. We believe that the company is well positioned to maintain its profitable growth by leveraging its strong industry positioning and continuing to execute on a variety of new and existing business opportunities in its markets of operation. Jackson Hewitt is a leading provider of tax preparation services to the general public in the United States. The stock declined sharply during the half following the company's announcement of a meaningful slowdown in tax returns prepared growth. Despite being the second largest player, Jackson Hewitt holds a modest share in its highly fragmented marketplace allowing the company to maintain its profitable growth by continuing to win market share leveraging its service expertise.

The preceding commentary was prepared by the Portfolio's sub-adviser, Kayne Anderson Rudnick Investment Management, LLC.

Effective August 6, 2007 the Portfolio's sub-adviser was changed to NFJ Investment Group, L.P. and the Portfolio's name was changed to Roszel/Allianz NFJ Small-Mid Cap Value Portfolio.

MLIG Variable Insurance Trust—
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	9.28%	23.24%	7.60%
S&P 500 Index	6.96%	20.59%	10.71%
Russell 2500 Value Index	6.09%	18.41%	15.81%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Eaton Vance Corp.	5.0%
International Flavors & Fragrances, Inc.	4.9
Polaris Industries, Inc.	4.9
Reinsurance Group of America, Inc.	4.9
Jack Henry & Associates, Inc.	4.9
Questar Corp.	4.8
Matthews International Corp. (Class A)	4.7
Arthur J. Gallagher & Co.	4.7
Valspar Corp.	4.7
Arrow International, Inc.	4.6
Total	48.1%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Financials	27.4%
Materials	18.1
Consumer Discretionary	15.5
Industrials	11.8
Utilities	9.3
Information Technology	9.1
Health Care	9.1
Other#	(0.3)
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—100.3%
Consumer Discretionary—15.5%
Diversified Consumer Services—7.7%
Jackson Hewitt Tax Service, Inc.	2,700	$75,897
Matthews International Corp. (Class A)	2,730	119,055
		194,952
Leisure Equipment & Products—4.9%
Polaris Industries, Inc.	2,305	124,839
Media—2.9%
John Wiley & Sons, Inc. (Class A)	1,520	73,401
Total Consumer Discretionary		393,192
Financials—27.4%
Capital Markets—8.3%
Allied Capital Corp.	2,685	83,128
Eaton Vance Corp.	2,880	127,238
		210,366
Commercial Banks—2.6%
Cathay General Bancorp	1,970	66,074
Insurance—12.4%
Arthur J. Gallagher & Co.	4,260	118,769
Cincinnati Financial Corp.	1,706	74,040
Reinsurance Group of America, Inc.	2,065	124,396
		317,205
Real Estate—4.1%
Realty Income Corp. REIT	4,125	103,908
Total Financials		697,553
Health Care—9.1%
Health Care Equipment & Supplies—4.6%
Arrow International, Inc.	3,050	116,754
Health Care Providers & Services—4.5%
Owens & Minor, Inc.	3,280	114,603
Total Health Care		231,357
Industrials—11.8%
Commercial Services & Supplies—3.2%
Equifax, Inc.	1,855	82,399
Industrial Conglomerates—4.1%
Teleflex, Inc.	1,260	103,043
Machinery—4.5%
Graco, Inc.	2,850	114,798
Total Industrials		300,240

	Shares	Value
Information Technology—9.1%
Semiconductors & Semiconductor Equipment—4.3%
Microchip Technology, Inc.	2,940	$108,898
Software—4.8%
Jack Henry & Associates, Inc.	4,800	123,600
Total Information Technology		232,498
Materials—18.1%
Chemicals—14.1%
International Flavors & Fragrances, Inc.	2,400	125,136
RPM International, Inc.	4,905	113,355
Valspar Corp.	4,180	118,754
		357,245
Containers & Packaging—4.0%
Bemis Co.	3,090	102,526
Total Materials		459,771
Utilities—9.3%
Gas Utilities—9.3%
Equitable Resources, Inc.	2,335	115,723
Questar Corp.	2,290	121,026
Total Utilities		236,749
Total Common Stocks (Cost—$2,061,885)		2,551,360
	Principal Amount
Short-Term Securities—1.4%
Repurchase Agreement **—1.4%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $36,414 (Cost—$36,399)	$36,399	36,399
Total Investments—101.7% (Cost $2,098,284)		2,587,759
Other Liabilities in Excess of Assets—(1.7)%		(42,996)
Net Assets 100.0%		$2,544,763

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

The "correction" many investors were expecting came at the end of February; the Dow Jones Industrial Average declined 416 points on February 27. But since then the Dow appears to have regained its trend, and perhaps its momentum. In fact, in the wake of the decline we were able to find some attractive investment entry points in terms of relative valuation. There is little doubt that economic growth and profit growth are slowing, but increases in corporate earnings persist and the economy continues to expand (though at a slower rate). From a fundamental viewpoint, there is still evidence of capital spending; recent inventory builds in some sectors appear to be adjusting; and purchasing managers orders have been good. We would tend to agree with the many Wall Street strategists who believe companies' forward earnings estimates are conservative and have room for positive surprise. Many sectors (for example Technology and Health Care) are poised to improve earnings and returns, having spent the past year or more improving balance sheets, buying back equity and paring expenses. The Portfolio has no exposure to the troubled sub-prime market or to housing in general. Equity valuations are still attractive; from this point, any short-term mid-cycle market pullback would only make them more so and present a buying opportunity. If these arguments hold true as we believe they will, the Cadence strategies are positioned to benefit from further upswings in the economy as well as in the stock market.

Factors Affecting Portfolio Performance

Industry consolidation was the dominant theme among mid cap financial companies, and several positions benefited substantially from take-out offers. As a result, the Financial sector had the greatest positive impact on relative performance in the first half of 2007. A.G. Edwards announced its agreement to be acquired by Wachovia at an attractive premium for AGE investors, and the Portfolio sold the position on the news. CBOT Holdings, the holding company for the Chicago Board of Trade, was in the enviable position of being the target of a bidding war, as both the Chicago Mercantile Exchange and the Intercontinental Exchange were interested in buying CBOT. The Chicago Merc prevailed. Asset managers like Eaton Vance continue to generate new accounts, increasing assets under management and – as a result – fees. Eaton Vance's strength recently has come from its success in closed end mutual funds.

Outstanding performance in the Energy sector came from both the refiners and the services companies in the first half. Tesoro's stock has been soaring as growth has been bolstered by acquisitions. Margins have been very strong, despite modestly higher costs. Further growth is likely and an aggressive share repurchase program is also boosting returns. On the services side, National Oilwell Varco posted the greatest gain, thanks to continued demand for its drilling rigs. With a growing backlog of orders, there is good visibility for National Oilwell's future earnings. Moreover, about three-fourths of orders are for companies operating in the Eastern Hemisphere (where capital budgets are more driven by oil prices) and should be less vulnerable if natural gas prices should weaken.

Basic industry continues to benefit from an unusually long period of economic growth and the Materials and Industrials sectors did well. Among Industrial sector holdings, Precision Castparts was the biggest gainer. Precision Castparts makes casings and other forged products for aerospace and other industrial end markets, and has been benefiting from very strong demand as well as incremental growth from effectively integrated acquisitions. The chemical company Celanese Corp. had the best return among materials companies. Although a Texas plant outage caused a modest earnings shortfall, Celanese remains on track for the year as a plant in Nanjing comes online.

The Portfolio's greatest exposure is currently to the Information Technology sector, currently just over 20% of assets. Although the sector detracted from performance relative to the growth benchmark, we believe many Tech companies are poised to improve earnings and returns, having spent the past year or more improving balance sheets, working through excess inventory, buying back equity and paring expenses.

The discussion above covers Portfolio activity from April 1, 2007 to June 30, 2007. Cadence Capital Management began sub-advising this Portfolio, previously sub-advised by Franklin, on April 1, 2007, and the Portfolio's name was changed from Roszel/Franklin Mid Cap Growth Portfolio.

Prior to the change, from January 1, 2007 through March 31, 2007, the Portfolio returned 6.51%. This compares to a 3.96% advance in the Russell Midcap Growth index, the Portfolio's benchmark. The biggest positive contributors to relative performance were holdings in the Technology and Health Care sectors, with Hyperion Solutions and Cognizant Technology being the most significant contributors. The Financial sector was a modest drag on performance, with a loss on Doral Financial having the biggest negative impact.

The preceding commentary was prepared by the Portfolio's sub-adviser, Cadence Capital Management, with the exception of the discussion of performance from January 1, 2007 through March 31, 2007, which was prepared by Roszel Advisors, LLC.

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Cadence Mid Cap Growth Portfolio§	14.75%	23.26%	10.66%
S&P 500 Index	6.96%	20.59%	10.71%
Russell Midcap Growth Index	10.97%	19.73%	15.45%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

  §  As of April 1, 2007 Cadence Capital Management assumed responsibility for subadvising this Portfolio and the name was changed from Roszel/Franklin Large Cap Value to Roszel/Cadence Mid Cap Growth Portfolio.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Frontier Oil Corp.	1.6%
Cbot Holdings, Inc. (Class A)	1.5
Manitowoc Co., Inc. (The)	1.5
Eaton Vance Corp.	1.5
Goodrich Corp.	1.5
National Oilwell Varco, Inc.	1.4
Celanese Corp. (Class A)	1.4
Ford Motor Co.	1.4
Harsco Corp.	1.4
SPX Corp.	1.4
Total	14.6%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Information Technology	22.2%
Industrials	17.1
Consumer Discretionary	16.5
Health Care	9.8
Financials	9.2
Energy	8.3
Materials	6.4
Consumer Staples	6.0
Telecommunication Services	2.5
Utilities	2.3
Other#	(0.3)
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—100.3%
Consumer Discretionary—16.5%
Auto Components—1.2%
Goodyear Tire & Rubber Co. *	820	$28,503
Automobiles—1.4%
Ford Motor Co.	3,370	31,745
Hotels, Restaurants & Leisure—1.2%
Yum! Brands, Inc.	820	26,830
Household Durables—3.5%
Jarden Corp. *	660	28,387
Newell Rubbermaid, Inc.	860	25,310
Snap-On, Inc.	510	25,760
		79,457
Media—1.2%
Lamar Advertising Co. (Class A)	430	26,987
Multiline Retail—2.1%
Dollar Tree Stores, Inc. *	640	27,872
Nordstrom, Inc.	400	20,448
		48,320
Specialty Retail—3.4%
AnnTaylor Stores Corp. *	660	23,377
Gamestop Corp. (Class A) *	790	30,889
TJX Cos., Inc.	860	23,650
		77,916
Textiles, Apparel & Luxury Goods—2.5%
Coach, Inc. *	520	24,643
Polo Ralph Lauren Corp.	320	31,395
		56,038
Total Consumer Discretionary		375,796
Consumer Staples—6.0%
Beverages—1.3%
Molson Coors Brewing Co. (Class B)	310	28,663
Food & Staples Retailing—1.2%
Kroger Co. (The)	1,000	28,130
Food Products—2.3%
Campbell Soup Co.	610	23,674
J.M. Smucker Co. (The)	470	29,920
		53,594
Personal Products—1.2%
Bare Escentuals, Inc. *	800	27,320
Total Consumer Staples		137,707
Energy—8.3%
Energy Equipment & Services—5.4%
Cameron International Corp. *	440	31,447
Grant Prideco, Inc. *	540	29,068
National Oilwell Varco, Inc. *	310	32,315
Superior Energy Services *	760	30,339
		123,169

	Shares	Value
Oil, Gas & Consumable Fuels—2.9%
Frontier Oil Corp.	830	$36,329
Tesoro Corp.	540	30,861
		67,190
Total Energy		190,359
Financials—9.2%
Capital Markets—4.2%
Affiliated Managers Group, Inc. *	240	30,902
Ameriprise Financial, Inc.	470	29,878
Eaton Vance Corp.	770	34,019
		94,799
Diversified Financial Services—1.5%
Cbot Holdings, Inc. (Class A) *	170	35,122
Insurance—2.6%
CNA Financial Corp.	620	29,568
Unum Group	1,150	30,026
		59,594
Real Estate Management & Development—0.9%
CB Richard Ellis Group, Inc. *	570	20,805
Total Financials		210,320
Health Care—9.8%
Health Care Equipment & Supplies—4.8%
CR Bard, Inc.	300	24,789
Dade Behring Holdings, Inc.	530	28,154
Hospira, Inc. *	710	27,718
Intuitive Surgical, Inc. *	200	27,754
		108,415
Health Care Providers & Services—2.5%
AmerisourceBergen Corp.	530	26,219
Express Scripts, Inc. *	620	31,006
		57,225
Life Sciences Tools & Services—2.5%
Invitrogen Corp. *	390	28,763
Thermo Fisher Scientific, Inc. *	550	28,446
		57,209
Total Health Care		222,849
Industrials—17.1%
Aerospace & Defense—5.2%
Alliant Techsystems, Inc. *	300	29,745
Goodrich Corp.	560	33,354
Precision Castparts Corp.	240	29,126
Rockwell Collins, Inc.	380	26,843
		119,068
Commercial Services & Supplies—1.0%
Allied Waste Industries, Inc. *	1,650	22,209
Construction & Engineering—2.6%
Fluor Corp.	270	30,070
Quanta Services, Inc. *	980	30,057
		60,127

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Electrical Equipment—1.4%
Ametek, Inc.	780	$30,950
Machinery—6.9%
AGCO Corp. *	680	29,519
Eaton Corp.	310	28,830
Harsco Corp.	610	31,720
Manitowoc Co., Inc. (The)	430	34,563
SPX Corp.	360	31,612
		156,244
Total Industrials		388,598
Information Technology—22.2%
Communications Equipment—1.3%
F5 Networks, Inc. *	360	29,016
Computers & Peripherals—1.3%
NCR Corp. *	550	28,897
Electronic Equipment & Instruments—3.5%
Amphenol Corp. (Class A)	710	25,311
Dolby Laboratories, Inc. (Class A) *	810	28,682
Mettler Toledo International, Inc. *	270	25,788
		79,781
IT Services—3.6%
Cognizant Technology Solutions Corp., (Class A) *	290	21,776
Total System Services, Inc.	1,050	30,985
VeriFone Holdings, Inc. *	870	30,668
		83,429
Semiconductors & Semiconductor Equipment—6.2%
Cypress Semiconductor Corp. *	1,290	30,044
Intersil Corp. (Class A)	900	28,314
Kla-Tencor Corp.	490	26,926
Microchip Technology, Inc.	690	25,558
Nvidia Corp. *	730	30,156
		140,998
Software—6.3%
Cadence Design Systems, Inc. *	1,380	30,305
Factset Research Systems, Inc.	420	28,707
McAfee, Inc. *	850	29,920
NAVTEQ Corp. *	690	29,214
Synopsys, Inc. *	930	24,580
		142,726
Total Information Technology		504,847
Materials—6.4%
Chemicals—3.9%
Celanese Corp. (Class A)	830	32,187
FMC Corp.	320	28,605
Lubrizol Corp.	420	27,111
		87,903

	Shares	Value
Containers & Packaging—1.3%
Owens-Illinois, Inc. *	850	$29,750
Metals & Mining—1.2%
Allegheny Technologies, Inc.	260	27,269
Total Materials		144,922
Telecommunication Services—2.5%
Diversified Telecommunication Services—1.2%
Qwest Communications International, Inc. *	2,910	28,227
Wireless Telecommunication Services—1.3%
Leap Wireless International, Inc. *	340	28,730
Total Telecommunication Services		56,957
Utilities—2.3%
Independent Power Producers & Energy Traders—2.3%
Mirant Corp. *	590	25,164
NRG Energy, Inc. *	660	27,436
Total Utilities		52,600
Total Common Stocks (Cost—$2,095,923)		2,284,955
	Principal Amount
Short-Term Securities—2.6%
Repurchase Agreement **—2.6%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $58,073 (Cost—$58,049)	$58,049	$58,049
Total Investments—102.9% (Cost $2,153,972)		2,343,004
Other Liabilities in Excess of Assets—(2.9)%		(65,587)
Net Assets—100.0%		$2,277,417

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

The equity markets continued to climb steadily for most of the first half of 2007, with most indexes near all-time or multi-year highs. After a lengthy period of unusually low volatility and steadily rising stock prices early in the year, the U.S. stock market hit an air pocket in late February with the market declining sharply. Reasons for the steep decline varied but catalysts included a severe market sell-off in China, concerns about the potential for a U.S. recession, increased delinquencies/defaults in the mortgage industry, and a worsening outlook for the U.S. housing market. With the perception that the Fed was unlikely to raise interest rates and signs of improved consumer sentiment, the stock market rallied during April and May. While the markets continue to fret about sub-prime mortgage problems, strength in the global economy and signs of real income growth for U.S. consumers has continued to bolster the stock market.

The first half of 2007 was an excellent period for stocks, fueled by the tremendous amount of global liquidity as evidenced by the explosion of private equity takeovers, corporate share buybacks, and merger activity. Also supporting the stock market have been corporate earnings gains, which although below the pace of the last few years, are still above what most analysts had been predicting. In an environment of increasing troubles for the sub-prime market and the beginning of resilience to covenant lite bond offerings to finance private equity buyouts, small cap stocks have begun to lag large cap stocks. In addition, growth stocks have outpaced value during the six month period. The Portfolio, however, has outperformed the Russell large and small cap indices within both growth and value styles.

Factors Affecting Portfolio Performance

The Portfolio posted strong returns for the first half of 2007, significantly outperforming the Russell 2000 Value Index benchmark. Continuing the recent reversal from the second half of 2006, the Portfolio benefited primarily from economic selection versus stock selection. Overweight positions in the Producer Durables, Material and Processing and Energy sectors contributed to performance. Producer Durables benefited from stock selection as well, containing two of the top performers, General Cable and Kennametal. Although underweight in the Technology sector, excellent stock selection, including top performer Commscope Inc., contributed the Portfolio's second highest performance. While underweight, stock selection in the Financial Services sector, containing three of the Portfolio's largest detractors, posted negative absolute returns. Griffon Corporation, within the Miscellaneous sector, detracted from performance as well.

The four top contributors to performance were Commscope, General Cable, Kennametal and Hooker Furniture. Commscope's stock accelerated through the first half of 2007 as the company continues to increase its top-line sales growth and widen its margins on raw material price stability, greater plant efficiencies, and lower operating expenses. As a leading provider of coaxial and fiber cables, Commscope has been the beneficiary of the increased competition between cable operators and telephone companies that are pulling fiber cables to the curb. General Cable opened the year with very strong performance as well, beating consensus numbers on higher than expected profit margins in each of the company's core segments. Industry-wide capacity constraints among cable manufacturers are helping General Cable to realize improving margins. Kennametal has shown its ability to expand and improve its portfolio of businesses through both acquisitions and organic growth, while also improving cost controls. Through new product introductions and increased product penetration of its existing customer base, Kennametal is expanding its top-line market growth potential. Shares of Hooker Furniture, a home furniture manufacturer, were up during the period, coming off of reported record high sales during the fourth quarter 2006 and a significant increase in operating margins.

The four worst contributors to performance were Homebanc, Franklin Bank, Indymac Bancorp and Griffon. Homebanc is selling at a significant discount to tangible book value and is actively looking for a transaction that could create shareholder value. While Franklin Bank, Indymac Bancorp and Griffon are going through a difficult operating environment, we believe these stocks offer very attractive risk/reward.

The preceding commentary was prepared by the Portfolio's sub-adviser, NWQ Investment Management Company LLC.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/NWQ Small Cap Value Portfolio	9.88%	15.27%	17.81%
S&P 500 Index	6.96%	20.59%	10.71%
Russell 2000 Value Index	3.80%	16.05%	14.62%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Kennametal, Inc.	4.5%
Casey's General Stores, Inc.	4.0
Griffon Corp.	3.9
Lincoln Electric Holdings, Inc.	3.6
CommScope, Inc.	3.3
Wausau Paper Corp.	3.3
Acergy SA, ADR	3.1
Sappi Ltd., ADR	2.9
Marten Transport Ltd.	2.8
Warren Resources, Inc.	2.8
Total	34.2%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Industrials	25.2%
Materials	15.8
Financials	14.0
Information Technology	12.5
Consumer Staples	11.1
Energy	11.0
Consumer Discretionary	9.4
Other#	1.0
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—99.0%
Consumer Discretionary—9.4%
Auto Components—2.7%
Sauer-Danfoss, Inc.	4,550	$135,408
Hotels, Restaurants & Leisure—1.5%
Bob Evans Farms, Inc.	2,000	73,700
Household Durables—2.4%
Hooker Furniture Corp.	5,400	121,176
Specialty Retail—0.8%
Golfsmith International Holdings, Inc. *	6,059	41,868
Textiles, Apparel & Luxury Goods—2.0%
Fossil, Inc. *	3,350	98,791
Total Consumer Discretionary		470,943
Consumer Staples—11.1%
Food & Staples Retailing—4.0%
Casey's General Stores, Inc.	7,450	203,087
Food Products—4.5%
Del Monte Foods Co.	10,700	130,112
Smithfield Foods, Inc. *	3,084	94,956
		225,068
Household Products—2.6%
WD-40 Co.	3,900	128,193
Total Consumer Staples		556,348
Energy—11.0%
Energy Equipment & Services—3.1%
Acergy SA, ADR	6,977	156,703
Oil, Gas & Consumable Fuels—7.9%
Bill Barrett Corp. *	1,900	69,977
Denbury Resources, Inc. *	3,500	131,250
Range Resources Corp.	1,450	54,245
Warren Resources, Inc. *	12,000	140,160
		395,632
Total Energy		552,335
Financials—14.0%
Commercial Banks—1.3%
Bancorp, Inc. *	2,900	64,844
Insurance—1.1%
PMA Capital Corp. (Class A) *	4,900	52,381
Real Estate—8.0%
Alesco Financial, Inc. REIT	11,300	91,869
Anthracite Capital, Inc. REIT	10,850	126,945
HomeBanc Corp. REIT	11,900	15,113
New York Mortgage Trust, Inc. REIT	16,700	31,897
RAIT Investment Trust REIT	5,270	137,126
		402,950
Thrifts & Mortgage Finance—3.6%
Franklin Bank Corp. *	6,650	99,085
IndyMac Bancorp, Inc.	2,700	78,759
		177,844
Total Financials		698,019

	Shares	Value
Industrials—25.2%
Building Products—6.4%
Gibraltar Industries, Inc.	5,650	$125,147
Griffon Corp. *	8,900	193,842
		318,989
Electrical Equipment—2.0%
General Cable Corp. *	1,300	98,475
Machinery—14.0%
Albany International Corp.	3,250	131,430
Kadant, Inc. *	3,500	109,200
Kennametal, Inc.	2,750	225,582
Lincoln Electric Holdings, Inc.	2,450	181,888
RBC Bearings, Inc. *	1,250	51,563
		699,663
Road & Rail—2.8%
Marten Transport Ltd. *	7,900	142,279
Total Industrials		1,259,406
Information Technology—12.5%
Communications Equipment—3.3%
CommScope, Inc. *	2,850	166,298
Computers & Peripherals—2.3%
Quantum Corp. *	37,100	117,607
Electronic Equipment & Instruments—4.2%
Aeroflex, Inc. *	8,700	123,279
Keithley Instruments, Inc.	6,850	85,967
		209,246
Semiconductors & Semiconductor Equipment—2.7%
Mattson Technology, Inc. *	13,700	132,890
Total Information Technology		626,041
Materials—15.8%
Containers & Packaging—1.1%
Smurfit-Stone Container Corp. *	4,070	54,172
Metals & Mining—1.5%
Century Aluminum Co. *	1,350	73,751
Paper & Forest Products—13.2%
Bowater, Inc.	5,600	139,720
Buckeye Technologies, Inc. *	5,550	85,858
Glatfelter	9,300	126,387
Sappi Ltd., ADR	7,950	145,882
Wausau Paper Corp.	12,334	165,276
		663,123
Total Materials		791,046
Total Common Stocks (Cost—$4,090,761)		4,954,138

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—2.3%
Repurchase Agreement **—2.3%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $117,332 (Cost—$117,283)	$117,283	$117,283
Total Investments—101.3% (Cost $4,208,044)		5,071,421
Other Liabilities in Excess of Assets—(1.3)%		(64,824)
Net Assets—100.0%		$5,006,597

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

The year started off well on the base of strong corporate profit growth and heightened deal activity, extending the market rally that began in August 2006. Sentiment quickly changed in February due to rising fears about contagion spreading from the sub-prime lending market, relatively weak economic growth data, and announcements from Chinese authorities about their intent to curb market speculation. These all contrived to deliver a major sell-off late in the month. Over the ensuing weeks, however, many of these concerns abated, and the markets rebounded. Continued strength in earnings and a frenzy of deal activity once again lifted the market, in many cases to new highs, through June. In the first half of 2007, mid-cap stocks saw the strongest gains followed closely by large-caps, while small-caps were somewhat lagging. Among small/mid-cap stocks, growth outperformed value, and gains were widespread, with all sectors of the Russell 2500 Growth Index posting positive returns. The financial sector was the only sector in the index that saw some weakness due to the negative sentiment emanating from the sub-prime lending industry.

Factors Affecting Portfolio Performance

The Portfolio also rose in the six month period and exceeded its benchmark, the Russell 2500 Growth Index. Both the Portfolio and the index benefited from the strength of mid-caps. Stock selection was positive, led by strength in the consumer non-durables and healthcare sectors but was offset by the negative impact from sector allocation, due to the Portfolio's underweighted positions in the basic industry and energy sectors.

The biggest individual contributor to performance was footwear apparel company, Crocs Inc., rising over 99% during the period as the company continues to report healthy earnings and sales growth. Also posting gains was Align Technology, increasing over 72% during the first half of 2007 based on strong sales of its Invisalign method for teeth-straightening. A number of newly acquired positions also had a positive contribution for the period. Claims-processing company, Solera Holdings Inc., gained more than 21% since its IPO in May. Technology companies, Riverbed Technology Inc. and Nuance Communications Inc., were two more additions to our holdings in 2007 that have added nicely to the Portfolio.

The worst performer during the quarter was customized server manufacturer, Rackable Systems, falling 46% on dramatically lower-than expected results. As a result, we exited this position in February, missing further downside in April through June. Negative contribution also came from tax service provider, Jackson Hewitt, as it declined over 21% after suits were filed against some of the company's franchisees. We exited from the position as a result of these developments. Athletic apparel manufacturer, Under Armour Inc., was also a hindrance to performance for the period. Even though it met analysts' earning expectations, Under Armour still fell 9% for the period. Although we lightened up on this position during the time period, it still remains one of our biggest weights in the Portfolio since we continue to believe in its long-term growth potential.

As we enter the second half of the year, we believe positive momentum for further stock appreciation still remains. Whereas overall economic conditions also still appear to be favorable, we view the potential for higher energy prices and interest rates as possible future roadblocks that may preclude recent price gains from continuing. We are optimistic, however, that companies that demonstrate the ability to deliver strong earnings and sales growth will be rewarded and we will continue to seek out and hold onto companies that demonstrate these characteristics.

The preceding commentary was prepared by the Portfolio's sub-adviser, Delaware Management Company.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Delaware Small-Mid Cap Growth Portfolio	12.41%	20.02%	9.27%
S&P 500 Index	6.96%	20.59%	10.71%
Russell 2500 Growth Index	11.30%	19.03%	14.71%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Coach, Inc.	3.6%
CROCS, Inc.	2.9
Align Technology, Inc.	2.8
Dick's Sporting Goods, Inc.	2.6
United Therapeutics Corp.	2.6
Polycom, Inc.	2.4
Akamai Technologies, Inc.	2.3
Geo Group, Inc. (The)	2.3
Opsware, Inc.	2.2
Nuance Communications, Inc.	2.2
Total	25.9%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Information Technology	32.4%
Consumer Discretionary	17.7
Health Care	17.2
Industrials	17.1
Financials	9.6
Energy	5.0
Materials	2.1
Consumer Staples	0.7
Other#	(1.8)
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)   (in U.S. dollars)

	Shares	Value
Common Stocks—101.8%
Consumer Discretionary—17.7%
Hotels, Restaurants & Leisure—3.1%
Sonic Corp. *	1,100	$24,332
Texas Roadhouse, Inc. (Class A) *	2,000	25,580
Wynn Resorts Ltd.	300	26,907
		76,819
Internet & Catalog Retail—1.7%
Nutri/System, Inc. *	600	41,904
Specialty Retail—4.2%
Dick's Sporting Goods, Inc. *	1,100	63,987
Zumiez, Inc. *	1,100	41,558
		105,545
Textiles, Apparel & Luxury Goods—8.7%
Coach, Inc. *	1,900	90,041
CROCS, Inc. *	1,700	73,151
Under Armour, Inc. (Class A) *	1,200	54,780
		217,972
Total Consumer Discretionary		442,240
Consumer Staples—0.7%
Personal Products—0.7%
Bare Escentuals, Inc. *	500	17,075
Energy—5.0%
Energy Equipment & Services—3.5%
CARBO Ceramics, Inc.	750	32,858
CIE Generale De Geophysique (ADR)	1,106	54,979
		87,837
Oil, Gas & Consumable Fuels—1.5%
Helix Energy Solutions Group, Inc. *	900	35,919
Total Energy		123,756
Financials—9.6%
Capital Markets—2.9%
Investment Technology Group, Inc. *	700	30,331
Waddell & Reed Financial, Inc.	1,600	41,616
		71,947
Commercial Banks—3.5%
City National Corp.	500	38,045
Webster Financial Corp.	600	25,602
Whitney Holding Corp.	800	24,080
		87,727
Diversified Financial Services—0.7%
Nasdaq Stock Market, Inc. (The) *	600	17,826
Insurance—2.5%
Delphi Financial Group	900	37,638
Hanover Insurance Group, Inc. (The)	500	24,395
		62,033
Total Financials		239,533

	Shares	Value
Health Care—17.2%
Biotechnology—8.8%
Cepheid, Inc. *	2,700	$39,420
Cubist Pharmaceuticals, Inc. *	700	13,797
Digene Corp. *	700	42,035
Lifecell Corp. *	1,100	33,594
PDL Biopharma, Inc. *	1,100	25,630
United Therapeutics Corp. *	1,000	63,760
		218,236
Health Care Equipment & Supplies—5.8%
Align Technology, Inc. *	2,900	70,064
Conceptus, Inc. *	1,600	30,992
Hologic, Inc. *	800	44,248
		145,304
Life Sciences Tools & Services—1.6%
Techne Corp. *	700	40,047
Pharmaceuticals—1.0%
Sciele Pharma, Inc. *	1,100	25,916
Total Health Care		429,503
Industrials—17.1%
Aerospace & Defense—0.7%
Hexcel Corp. *	900	18,963
Commercial Services & Supplies—8.6%
Advisory Board Co. (The) *	800	44,448
American Reprographics Co. *	1,200	36,948
Cenveo, Inc. *	1,600	37,104
Geo Group, Inc. (The) *	2,000	58,200
Monster Worldwide, Inc. *	900	36,990
		213,690
Machinery—3.1%
Bucyrus International, Inc.	750	53,085
Middleby Corp. *	400	23,928
		77,013
Road & Rail—1.2%
J.B. Hunt Transport Services, Inc.	1,000	29,320
Trading Companies & Distributors—3.5%
MSC Industrial Direct Co.	900	49,500
UAP Holding Corp.	1,300	39,182
		88,682
Total Industrials		427,668
Information Technology—32.4%
Communications Equipment—6.6%
Foundry Networks, Inc. *	3,100	51,646
Polycom, Inc. *	1,800	60,480
Powerwave Technologies, Inc. *	7,900	52,930
		165,056
Electronic Equipment & Instruments—3.1%
Itron, Inc. *	500	38,970
Mettler Toledo International, Inc. *	400	38,204
		77,174

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Internet Software & Services—3.8%
Akamai Technologies, Inc. *	1,200	$58,368
Equinix, Inc. *	400	36,588
		94,956
Semiconductors & Semiconductor Equipment—5.4%
Cymer, Inc. *	500	20,100
Microsemi Corp. *	1,800	43,110
Silicon Laboratories, Inc. *	1,400	48,454
Sirf Technology Holdings, Inc. *	1,100	22,814
		134,478
Software—13.5%
Informatica Corp. *	2,500	36,925
Macrovision Corp. *	1,500	45,090
Nuance Communications, Inc. *	3,300	55,209
Opsware, Inc. *	5,900	56,109
Salesforce.com, Inc. *	900	38,574
Solera Holdings, Inc.	2,100	40,698
THQ, Inc. *	1,200	36,624
TIBCO Software, Inc. *	2,900	26,245
		335,474
Total Information Technology		807,138
Materials—2.1%
Metals & Mining—2.1%
AMCOL International Corp.	500	13,655
Carpenter Technology Corp.	300	39,093
Total Materials		52,748
Total Common Stocks (Cost—$1,915,652)		2,539,661

	Principal Amount	Value
Short-Term Securities—0.6%
Repurchase Agreement **—0.6%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $14,302 (Cost—$14,296)	$14,296	$14,296
Total Investments—102.4% (Cost $1,929,948)		2,553,957
Other Liabilities in Excess of Assets—(2.4)%		(58,778)
Net Assets—100.0%		$2,495,179

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

The multiyear bull market that began in 2003 continued into 2007, fueled by the combination of moderating economic growth, solid corporate profits, and strong mergers and acquisitions activity. However, there has been volatility, including a sharp selloff that began two days before the end of February, driving indices to modest losses. While there was no obvious trigger for the selloff, some analysts pointed to a sharp decline in Chinese shares. Others blamed the rally in the Japanese yen, which implied that speculators were reversing the "carry trade." However, stocks recovered much of these losses in March. Equity markets proved to be resilient in April and May, rising steadily and ending the first two months of the second quarter with strong gains. Stocks performed well through May, ignoring a sharp rise in government bond yields as earnings reports continued to exceed investors' expectations. Merger activity provided a further boost to stocks. However, stocks experienced increased volatility in June, as the rise in interest rates accelerated and investors became increasingly cautious following news of potential hedge fund losses in the U.S. subprime mortgage market. From a sector perspective, cyclical sectors, such as materials, industrials, and energy, performed well as economic growth was resilient. Conversely, more economically defensive groups, such as health care and utilities lagged. Financials were among the worst-performing groups, as uncertainty surrounding the scope of the recent rise in subprime loan defaults weighed on the sector. Regionally, European stocks outperformed, driven by strength in the European economy. Asian markets outside of Japan also performed well, while Japanese stocks lagged significantly amid concerns about the country's economic recovery.

Factors Affecting Portfolio Performance

For the year to date, stock selection and an overweight position in the consumer staples sector helped performance, as this sector benefited from merger and acquisition activity and private-equity interest in the group's strong cash generation. Holdings in companies that are focusing on improving profitability and enhancing shareholder value, such as Cadbury Schweppes, Heineken, and Unilever, were particularly good performers. British American Tobacco and Imperial Tobacco also rose amid consolidation in the global tobacco sector. Stock selection in consumer discretionary also aided returns, as shares of DaimlerChrysler rallied after the company sold a majority interest in its less-profitable Chrysler division to a private-equity firm. Shares of Adidas also rose, based on positive results from the company's restructuring efforts. Returns were also bolstered by stock selection in telecom services, driven by gains in Vodafone. The stock rose after investors pressured the company to leverage its balance sheet and increase returns to shareholders in the form of dividends and share buybacks. In addition, stock selection and an underweight position in utilities, helped performance as holdings in Suez benefited from rising European power prices. These positives were offset by an underweight position in materials, a sector with a history of poor returns that more recently has outperformed, as China's demand for commodities has remained strong. However, we believe the valuations in the group imply an extended period of commodity prices that are well above historical norms. In addition, the volatile historical return on equity of this group and its high sensitivity to economic growth is a challenge for our relative-value process, which focuses on companies able to generate strong profitability in a range of economic environments. Stock selection in health care detracted from performance, as Sanofi-Aventis and GlaxoSmithKline experienced setbacks related to regulatory approval for new products and patent litigation on existing products. Stock selection in the financials sector also hurt returns, as Japanese holdings Sumitomo Mitsui Financial Group and Mitsubishi UFJ Financial Group were weak, along with the broad Japanese market, based on fears of the economic recovery losing steam.

While the multiyear rally in equities continues, a change in market leadership appears to be underway, as investors' risk tolerance moderates after an extended period of embracing risk. This was seen during the second quarter, as large-cap stocks outperformed small caps after an extended period of underperformance. Historically, periods of slowing corporate-earnings growth have favored larger-cap, more diversified, and more consistently profitable companies, as investors seek out stability in a more adverse environment. Our relative-value orientation has led us to this large-cap part of the market, since it offers low valuations and consistently high ROE. Valuations remain attractive, earnings visibility is quite strong, and the fundamentals for owning certain large-cap stocks are compelling. We believe the Portfolio is well positioned to benefit from those companies that, from our perspective, are attractively valued yet offer high returns on capital and high levels of free cash flow. As a result, we believe the Portfolio should perform well in these market conditions.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lazard Asset Management LLC.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	Year	Since Inception†
Roszel/Lazard International Portfolio	8.52%	22.48%	14.17%
MSCI EAFE Index	11.09%	27.54%	18.21%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Vodafone Group plc, ADR	3.9%
Novartis AG, ADR	3.7
HSBC Holdings plc, ADR	3.5
Siemens AG, ADR	3.5
Nestle SA, ADR (Registered)	3.2
Total SA, ADR	3.2
Diageo plc, ADR	3.1
Barclays plc, ADR	2.9
DaimlerChrysler AG	2.7
Nomura Holdings, Inc., ADR	2.7
Total	32.4%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Financials	28.7%
Consumer Staples	17.6
Energy	10.3
Health Care	9.2
Information Technology	7.7
Industrials	6.4
Consumer Discretionary	6.4
Telecommunication Services	6.1
Materials	2.4
Utilities	2.2
Other#	3.0
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—97.0%
Finland—2.6%
Nokia OYJ, ADR	4,720	$132,679
France—11.3%
AXA SA, ADR	2,550	109,752
Sanofi-Aventis, ADR	2,330	93,829
Societe Generale, ADR	2,700	99,360
Suez SA, ADR	1,940	111,201
Total SA, ADR	1,970	159,530
		573,672
Germany—9.4%
Adidas AG, ADR	1,660	52,909
Allianz SE, ADR	4,750	110,532
DaimlerChrysler AG	1,500	137,925
Siemens AG, ADR	1,230	175,964
		477,330
Ireland—2.4%
CRH plc, ADR	2,450	122,083
Italy—4.4%
ENI S.p.A., ADR	1,620	117,207
Intesa Sanpaolo S.p.A., ADR	2,331	104,455
		221,662
Japan—11.5%
Canon, Inc., ADR	1,785	104,672
Hoya Corp., ADR	1,350	44,280
Mitsubishi UFJ Financial Group, Inc., ADR	9,890	108,988
Mitsui Sumitomo Insurance Co., Ltd., ADR	380	48,679
Nissan Motor Co. Ltd., ADR	3,150	67,536
Nomura Holdings, Inc., ADR	7,020	136,329
Sumitomo Mitsui Financial Group, Inc., ADR	7,600	70,224
		580,708
Netherlands—6.5%
Heineken NV, ADR	4,060	118,755
Royal Dutch Shell plc, ADR	1,360	110,432
TNT N.V., ADR	2,190	98,550
		327,737
Singapore—2.2%
Singapore Telecommunications Ltd., ADR	5,070	113,315
Sweden—2.2%
Telefonaktiebolaget LM Ericsson, ADR	2,730	108,900
Switzerland—14.0%
Credit Suisse Group, ADR	1,550	109,988
Nestle SA, ADR (Registered)	1,690	161,648
Novartis AG, ADR	3,380	189,517
Roche Holding AG, ADR	1,050	93,240
UBS AG (Registered)	1,660	99,617
Zurich Financial Services AG, ADR	1,750	53,725
		707,735

	Shares	Value
United Kingdom—30.5%
BAE Systems plc, ADR	1,500	$48,754
Barclays plc, ADR	2,670	148,959
BP plc, ADR	1,840	132,738
British American Tobacco plc, ADR	1,655	114,427
Cadbury Schweppes plc, ADR	2,170	117,831
Diageo plc, ADR	1,880	156,623
GlaxoSmithKline plc, ADR	1,660	86,934
HSBC Holdings plc, ADR	1,950	178,951
Imperial Tobacco Group plc, ADR	615	56,721
Kingfisher plc, ADR	7,100	64,255
Lloyds TSB Group plc, ADR	1,650	73,788
Tesco plc, ADR	2,000	51,000
Unilever plc, ADR	3,600	116,136
Vodafone Group plc, ADR	5,860	197,072
		1,544,189
Total Common Stocks (Cost—$3,708,974)		4,910,010
	Principal Amount
Short-Term Securities—4.7%
Repurchase Agreement **—4.7%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $240,751 (Cost-$240,649)	$240,649	240,649
Total Investments—101.7% (Cost—$3,949,623)		5,150,659
Other Liabilities in Excess of Assets—(1.7)%		(87,692)
Net Assets—100.0%		$5,062,967

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

Despite a mixed economic backdrop that featured a rise in rates globally, it was a positive time period for international equities. All regions posted strong double-digit returns, led by Asia-Pacific. Japan fell behind, registering an almost 3% gain during the six months ending June 30, 2007.

This environment has seen volatility continue to trend higher, reflective of the rising risk within markets as the economic cycle matures. Higher interest rates have already impacted the housing market in the U.S. and, by extension, prompted some fall-out in the sub-prime mortgage market in the U.S. We also saw the fear of yet higher rates starting to impact the credit default swap market, with a particular focus on businesses that are over-extended and over-leveraged. However, investors' increasing distaste for risk remains patchy and isolated.

Expectations of higher interest rates were noticeable in bond yields, which, in the U.S. 10-year Treasury note, jumped to an excess of 5% at the end of June. Similarly in Europe, yields jumped to 4.5%, while emerging market bond spreads (EMBI spread) rose by 0.4%. Clearly this had ramifications for the currency markets, most noticeably the yen, which continued to weaken toward the ¥/$123 level. By extension, the gold price was also impacted, and the oil price ended about $5 higher, at just above $70.

Factors Affecting Portfolio Performance

From a regional perspective, exposure to emerging markets contributed to returns, but was offset by stocks in Europe ex U.K. and Japan. At the sector level, materials and telecommunications aided returns, while financial and technology stocks held back.

At a stock level, Sumitomo Mitsui Financial Group and Mitsubishi UFJ detracted from returns during the period. Japanese banking stocks in general performed poorly, reflecting the weakness of the Japanese market and concerns over earnings. However, recent earning results show interest margins starting to improve, while first quarter gross domestic product (GDP) numbers suggest the domestic Japanese economy is faring better, with consumer spending and business investment continuing to grow.

CVRD, the Brazilian iron ore and nickel giant, had another strong run as the global upswing in metals and mining continued. The satisfactory and early settlement of contract prices for the year reminded investors of the relatively stable nature of the business, while the continued fervor for corporate activity across the sector supports the stock's discounted valuation. Additionally, St. Gobain, the French building materials company, outperformed as first-quarter sales rose 7.2% (year-on-year) on the strength of emerging markets. The company reaffirmed its net income growth target of "at least 10%" for the year, while the stock has also benefited from the burst in merger-and-acquisition (M&A) activity in the building materials sector.

The preceding commentary was prepared by the Portfolio's sub-adviser, J.P. Morgan Investment Management, Inc.

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/JPMorgan International Equity Portfolio§	7.57%	22.25%	15.31%
MSCI EAFE Index	11.09%	27.54%	18.21%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

  §  As of January 5, 2007 J.P. Morgan Investment Management, Inc. assumed responsibility for sub-advising this Portfolio and the Portfolio name was changed from Roszel/William Blair International Portfolio to Roszel/JPMorgan International Equity Portfolio.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Total SA	3.4%
HSBC Holdings plc	3.1
ENI S.p.A	2.8
Vodafone Group plc	2.1
UBS AG (Registered)	2.1
BHP Billiton Ltd.	2.0
Siemens AG (Registered)	1.9
GlaxoSmithKline plc	1.9
BNP Paribas	1.9
Standard Chartered plc	1.8
Total	23.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Financials	29.8%
Industrials	13.3
Consumer Discretionary	11.1
Materials	10.0
Energy	8.8
Health Care	8.6
Information Technology	8.0
Consumer Staples	7.5
Telecommunication Services	2.1
Utilities	1.6
Other#	(0.8)
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—100.8%
Australia—2.0%
BHP Billiton Ltd.	2,321	$69,353
Belgium—1.8%
Dexia SA	1,011	31,580
Fortis	783	33,218
		64,798
Brazil—2.4%
Cia Vale do Rio Doce, ADR	1,020	45,441
Petroleo Brasileiro SA, ADR	340	41,232
		86,673
Egypt—0.2%
Orascom Construction Industries GDR	41	5,366
Finland—1.7%
Nokia OYJ	2,175	61,085
France—14.3%
Accor SA	431	38,101
AXA SA	1,417	60,910
BNP Paribas	565	67,112
Cie de Saint-Gobain	430	48,170
Imerys SA	329	33,305
Lafarge SA	255	46,474
Pernod-Ricard SA	200	44,157
Sanofi-Aventis	583	47,099
Total SA	1,508	122,266
		507,594
Germany—6.9%
BASF AG	182	23,809
Deutsche Post AG	1,379	44,639
E.ON AG	200	33,392
Linde AG	285	34,289
SAP AG	601	30,727
Siemens AG (Registered)	480	68,737
Symrise AG *	350	10,422
		246,015
Hong Kong—1.3%
Esprit Holdings Ltd.	3,700	47,010
Ireland—0.7%
Bank of Ireland	1,209	24,422
Italy—5.2%
ENI S.p.A	2,701	97,931
Intesa Sanpaolo S.p.A.	4,710	35,116
UniCredito Italiano S.p.A.	5,633	50,312
		183,359
Japan—20.2%
Astellas Pharma, Inc.	900	39,148
Bank of Yokohama Ltd. (The)	3,000	21,011
Canon, Inc.	800	46,914
Daikin Industries Ltd.	800	29,139
East Japan Railway Co.	2	15,410
Hirose Electric Co., Ltd.	100	13,150
Honda Motor Co., Ltd.	1,100	39,944
Mitsubishi Corp.	2,300	60,265

	Shares	Value
Mitsubishi UFJ Financial Group, Inc.	5	$55,103
Mitsui Fudosan Co., Ltd.	1,000	28,028
Mizuho Financial Group, Inc.	4	27,634
Nidec Corp.	500	29,335
Nissan Motor Co., Ltd.	2,400	25,694
Nitto Denko Corp.	500	25,202
Nomura Holdings, Inc.	1,500	29,135
Seven & I Holdings Co., Ltd.	800	22,868
Shin-Etsu Chemical Co., Ltd.	500	35,699
SMC Corp.	200	26,585
Sony Corp.	1,000	51,332
Sumitomo Corp.	2,600	47,402
Sumitomo Mitsui Financial Group, Inc.	5	46,612
		715,610
Mexico—0.5%
Fomento Economico Mexicano SAB de CV, ADR	450	17,694
Netherlands—3.8%
ING Groep NV, CVA	956	42,077
Koninklijke Phillips Electronics NV	818	34,664
Reed Elsevier NV	1,615	30,694
Wolters Kluwer NV	842	25,677
		133,112
South Korea—0.9%
Samsung Electronics Co., Ltd, GDR (a)	100	30,631
Spain—2.0%
Altadis SA	398	26,303
Banco Bilbao Vizcaya Argentaria SA	1,820	44,508
		70,811
Sweden—1.5%
Telefonaktiebolaget LM Ericsson Class B	13,000	51,856
Switzerland—11.4%
ABB Ltd.	1,700	38,331
Adecco SA (Registered)	417	32,260
Holcim Ltd. (Registered)	369	39,851
Nestle SA (Registered)	158	60,036
Novartis AG (Registered)	1,044	58,611
Roche Holdings AG	324	57,409
UBS AG (Registered)	1,221	73,021
Zurich Financial Services AG (Registered)	140	43,278
		402,797
Taiwan—0.5%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,708	19,010
United Kingdom—23.5%
Barclays plc	4,563	63,484
BG Group plc	3,032	49,702
British Land Co. plc (REIT)	859	22,986
Burberry Group plc	2,400	32,875
Centrica plc	2,867	22,274
GlaxoSmithKline plc	2,621	68,277
HSBC Holdings plc	6,000	109,718

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
ICAP plc	3,040	$29,962
Kingfisher plc	4,886	22,131
Man Group plc	2,300	27,977
Schroders plc	1,170	29,891
Smith & Nephew plc	2,682	33,230
Standard Chartered plc	1,949	63,571
Tesco plc	7,139	59,729
Vodafone Group plc	22,234	74,501
WM Morrison Supermarkets plc	4,257	25,711
Wolseley plc	2,221	53,303
WPP Group plc	2,992	44,749
		834,071
Total Common Stocks (Cost—$3,293,882)		3,571,267

	Shares	Value
Short-Term Securities—0.8%
Investment Company—0.8%
Federated Prime Obligation Fund yield of 5.22% (Cost—$29,064)	29,064	$29,064
Total Investments—101.6% (Cost—$3,322,946)		3,600,331
Other Liabilities in Excess of Assets—(1.6)%		(56,200)
Net Assets 100.0%		$3,544,131

*  Non-income producing security.

(a)  Security may be offered and sold to qualified institutional buyers under rule 144A of the Securities Act of 1933.

Glossary:

ADR—American Depositary Receipt

CVA—Dutch Certificate

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

Thus far in 2007, the bond market weakened in the face of the dual stresses of blowback from defaults in the sub-prime mortgage market and tighter monetary policy on the part of several global Central Banks.

The benchmark 10-year Treasury yield crossed the psychologically important level of 5% for the first time since August of 2006, increasing to 5.295% on June 12th, the highest level in five years. In addition, the yield curve between the 2-year and 10-year Treasury note steepened. After being inverted for much of the period, the 10-year note yielded as much as 20 basis points more than the 2-year note by early June, the most since May of 2006. Although the sell off appeared to be ignited when the global Central Banks increased interest rates we believe the greater catalyst was hedge driven sales of Treasuries by large investors in mortgage backed securities (MBS).

More recently, the real estate mortgage market underwent unusual stress due to the forced liquidation (or threat thereof) of collateral by creditors providing loans to two hedge funds. The hedge funds appeared to hold levered investments in sub-prime mortgages. The implications of several creditors auctioning collateral simultaneously were severe enough to cause management of one fund to contribute in excess of $1B to the fund rather than face forced liquidation. This event is ongoing and the outcome is, as yet, uncertain.

Economic data, during the period, was overall positive with employment, wages, and consumer confidence all strong. First quarter Gross Domestic Product (GDP) growth, however, fell to 0.7%, the slowest growth level in four years. Within the disappointing GDP report, the housing market was especially weak with existing home sales slowing in April and May to an annualized rate of 5.99 million. With mixed data and relatively low inflation, the Federal Reserve Board (the Fed) left the Fed Funds rate (the rate at which banks lend to one another) unchanged at 5.25% at its January, March, May, and June meetings. At the last meeting, the Fed indicated that the U.S. economy continued to grow at a moderate pace but that "the predominant policy concern remains the risk that inflation will fail to moderate as expected".

Factors Affecting Portfolio Performance

The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Government Master Bond Index, over the six-month period ended June 30, 2007.

Fixed rate mortgage-backed securities (MBS) were purchased on a staggered basis as prices cheapened. The mark down over time likely caused the value of the MBS holdings to weaken relative to comparable maturity Treasuries.

Our underweight in agency bonds also detracted from performance relative to the benchmark. As we chose to focus our spread exposure on the MBS market, agency positions were reduced. The agency market outperformed marginally for the period.

Adding to performance was the increased position in spread products, namely MBS, and adjustable-rate mortgages (ARMS). On balance, these holdings offered sufficient coupon income to out yield the benchmark. One of the larger exposures in the Portfolio was in adjustable rate debt. The April 1 inclusion of this sub sector in the Lehman Aggregate Index improved valuations somewhat. Moreover, we believe yields approximately 0.30% in excess of short maturity fixed rate MBS are still attractive.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord, Abbett & Co. LLC.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Performance Information*

Average Annual Total Returns
As of June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Lord Abbett Government Securities Portfolio	0.26%	5.01%	3.52%
Merrill Lynch U.S. Domestic Master Bond Index	0.95%	6.15%	4.56%
Merrill Lynch U.S. Government Master Bond Index	1.10%	5.56%	4.06%

*    See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Federal National Mortgage Assn. 5.50% due 04/01/36	16.3%
Federal Home Loan Bank System 5.13% due 08/14/13	8.8
Government National Mortgage Assn. 5.50% due 04/15/36	7.2
Federal National Mortgage Assn. 5.50% due 05/01/36	5.4
Government National Mortgage Assn. 5.50% due 02/15/36	5.1
Federal Home Loan Mortgage Corp. 5.50% due 12/01/21	4.5
Federal Home Loan Mortgage Corp. 5.00% due 10/01/20	3.8
U.S. Treasury Bonds 4.50% due 02/15/36	3.3
U.S. Treasury Notes 4.25% due 11/15/13	2.8
Federal Home Loan Mortgage Corp. 5.00% due 09/01/20	2.7
Total	59.9%

  **  Excluding short-term securities and/or cash equivalents.

Asset Mix by Issuer**	Percentage of Fixed Income Investments
U.S. Government Agencies	89.8%
U.S. Government Treasuries	10.2
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)

	S&P Rating	Principal Amount	Value
U.S. Government Securities—96.0%
U.S. Government Agencies—9.5%
Federal National Mortgage Assn. 5.50% due 07/25/37, TBA (b)	AAA	$50,000	$48,219
Federal Home Loan Bank System 5.13% due 08/14/13	AAA	640,000	632,122
			680,341
U.S. Government Agencies— Collateralized Mortgage Obligations—1.4%
Federal National Mortgage Assn.
5.84% due 08/25/07 (a)	AAA	89	89
5.07% due 05/25/08 (a)	AAA	22,464	22,356
6.16% due 10/25/08 (a)	AAA	41,541	41,697
5.77% due 03/25/09 (a)	AAA	34,359	34,463
			98,605
U.S. Government Agencies—Mortgage Backed Securities—75.4%
Federal Home Loan Mortgage Corp.
6.00% due 06/01/08	AAA	9,217	9,270
5.50% due 09/01/18	AAA	97,555	96,419
5.00% due 04/01/20	AAA	41,062	39,714
5.00% due 09/01/20	AAA	198,107	191,602
5.00% due 10/01/20	AAA	281,841	272,587
5.50% due 10/01/20	AAA	68,666	67,684
5.50% due 03/01/21	AAA	115,049	113,342
5.00% due 04/01/21	AAA	76,203	73,657
5.00% due 05/01/21	AAA	92,812	89,765
5.50% due 06/01/21	AAA	62,426	61,500
5.50% due 12/01/21	AAA	329,497	324,609
7.00% due 03/01/32	AAA	25,198	26,009
6.50% due 08/01/32	AAA	2,293	2,335
7.00% due 11/01/32	AAA	24,749	25,510
4.20% due 01/01/34 (a)	AAA	88,863	87,387
4.68% due 03/01/35 (a)	AAA	43,780	43,076
5.69% due 11/01/35 (a)	AAA	40,897	41,059
Federal National Mortgage Assn.
5.50% due 04/01/17	AAA	14,300	14,141
3.50% due 08/01/33 (a)	AAA	27,919	27,684
3.88% due 11/01/34 (a)	AAA	22,921	22,942
5.50% due 12/01/34	AAA	1,287	1,246
5.02% due 04/01/35 (a)	AAA	59,491	59,045
4.52% due 07/01/35 (a)	AAA	53,888	53,490
5.50% due 07/01/35	AAA	63,823	61,712
4.85% due 08/01/35 (a)	AAA	54,851	54,395
5.24% due 10/01/35 (a)	AAA	93,052	92,836
5.50% due 03/01/36	AAA	97,934	94,502
5.50% due 03/01/36	AAA	157,116	152,831
5.49% due 04/01/36 (a)	AAA	44,248	44,061
5.50% due 04/01/36	AAA	1,213,394	1,170,873
5.52% due 04/01/36 (a)	AAA	97,707	97,237
5.50% due 05/01/36	AAA	402,443	388,340

	S&P Rating	Principal Amount	Value
5.97% due 05/01/36 (a)	AAA	$35,831	$36,035
5.40% due 09/01/36 (a)	AAA	89,620	89,208
5.76% due 10/01/36 (a)	AAA	50,832	51,094
5.49% due 11/01/36 (a)	AAA	77,463	77,013
6.00% due 12/01/36 (a)	AAA	81,391	81,915
5.50% due 01/01/37	AAA	106,233	102,510
5.50% due 05/01/37	AAA	144,848	139,704
5.50% due 07/01/37	AAA	45,000	43,402
Government National Mortgage Assn.
7.00% due 02/15/31	AAA	1,314	1,369
5.50% due 02/15/36	AAA	379,805	368,681
5.50% due 04/15/36	AAA	531,188	515,630
			5,407,421
U.S. Government Treasuries—9.7%
U.S. Treasury Bonds 4.50% due 02/15/36	AAA	264,000	239,044
U.S. Treasury Notes
4.25% due 11/15/13	AAA	210,000	202,174
4.00% due 02/15/14	AAA	87,000	82,358
4.50% due 05/15/17	AAA	105,000	100,668
U.S. Treasury Strip due 02/15/36	AAA	320,000	75,508
			699,752
Total U.S. Government Securities (Cost—$6,973,927)			6,886,119
Short-Term Security—1.8%

Repurchase
Agreement *—1.8%

Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $130,520 (Cost—$130,465)	130,465	130,465
Total Investments—97.8% (Cost—$7,104,392)		7,016,584
Other Assets Less Liabilities—2.2%		156,834
Net Assets—100%		$7,173,418

*  The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

(a)  Floating rate security - rate disclosed is as of June 30, 2007.

(b)  Dollar roll transaction.

(c)  All or portion of the security has been segregated to meet the Portfolio's obligation for delayed delivery securities.

Glossary:

TBA—Security is subject to delayed delivery.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

The US yield curve regained a positive upward slope during the first half of the year after being inverted (short term interest rates higher than long term interest rates) for roughly a year. Interest rates dropped by 0.20% in the short end of the curve while rising 0.31% in the long end. The three month US Treasury Bill ended June with a yield of 4.80%, down from 5.00% at the beginning of the year, while the 30 year US Treasury Bond ended with a yield of 5.12%, up from 4.81% at the outset of the year. Short term yields were driven lower by the expectation of a Federal Reserve interest rate cut in the near term. Slower economic growth, and a continued weak housing market, combined with modest inflation have investors convinced that the current federal funds rate of 5.25% is too high. The rise in interest rates at the longer end of the yield curve reflects investor expectations of higher inflation longer-term.

In the non-government sectors of the fixed income marketplace, sub prime mortgage defaults and mergers and acquisitions drove risk premiums higher during the first half of the year. Various private equity fund leveraged buyouts of public companies has resulted in numerous credit quality downgrades and has caused a fear in that market that has pulled funds out of those sectors and into the safety of the short-term Treasury market.

Factors Affecting Portfolio Performance

The modest underperformance of the Portfolio versus its benchmark, the Merrill Lynch U.S. Domestic Master Bond Index, during the first six months of 2007 was mainly driven by sector allocation and security selection. As mentioned above, the riskier sectors of the market underperformed during the first half of the year. Our Portfolio maintained a slight overweight to the mortgage-backed sector throughout the period. The underperformance of this sector was caused by the problems surrounding the housing and sub prime mortgage markets. Falling home prices and rising mortgage defaults caused panic selling in the mortgage-backed sector. While our underweight to the corporate bond market should have helped relative performance, it was actually a slight drag given our exposure to the financial industry within this sector. Financial corporate bonds underperformed industrial and utility corporate bonds during the first six months of the year due to the general rise in interest rates.

Recently we moved to a moderate long duration stance relative to the benchmark while decreasing exposure to the intermediate portion of the curve. We have also transitioned the Portfolio to a more defensive exposure to the corporate sector because we expect a continuation of shareholder friendly activities in the sector. To offset this we increased the Portfolio's exposure to the MBS and ABS sectors.

The preceding commentary was prepared by the Portfolio's sub-adviser, BlackRock Investment Management, LLC.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/BlackRock Fixed-Income Portfolio	0.48%	4.64%	2.36%
Merrill Lynch U.S. Domestic Master Bond Index	0.95%	6.15%	4.56%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Federal National Mortgage Assn. 5.50% due 11/01/36	9.8%
Federal National Mortgage Assn. 5.00% due 12/01/33	9.2
Federal Home Loan Mortgage Corp. 5.50% due 8/1/21	8.8
Federal National Mortgage Assn. 6.00% due 08/01/34	7.8
Federal National Mortgage Assn. 5.25% due 01/15/09	5.3
U.S. Treasury Bond 6.25% due 08/15/23	4.8
Federal National Mortgage Assn. 5.50% due 07/25/34 TBA	3.4
JPMorgan Chase & Co. 5.13% due 09/15/14	3.2
Citigroup, Inc. 4.88% due 05/7/15	3.1
Target Corp. 5.88% due 03/01/12	3.1
Total	58.5%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

TBA—Security is subject to delayed delivery.

S&P Ratings**	Percentage of Fixed Income Investments
AAA - A	21.9%
U.S. Government Securities	78.1
Total	100.0%
Holdings by Sector	Percentage of Net Assets
U.S. Government Securities	69.2%
Financials	9.5
Asset Backed Securities	4.0
Consumer Discretionary	3.1
Industrials	2.8
Other#	11.4
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Fixed Income Investments—88.6%
Asset Backed Securities—4.0%
Bank One Issuance Trust 3.35% due 03/15/11	AAA	$200,000	$196,210
Citibank Credit Card Issuance Trust 3.10% due 03/10/10	AAA	200,000	196,931
			393,141
Consumer Discretionary—3.1%
Multiline Retail—3.1%
Target Corp. 5.88% due 03/01/12	A+	300,000	304,769
Financials—9.5%
Capital Markets—0.7%
Goldman Sachs Group 5.25% due 10/15/13	AA-	70,000	67,860
Consumer Finance—2.5%
American General Finance Corp. 5.38% due 10/01/12	A+	250,000	246,674
Diversified Financial Services—6.3%
Citigroup, Inc. 4.88% due 05/07/15	AA-	325,000	305,639
JPMorgan Chase & Co. 5.13% due 09/15/14	A+	325,000	312,085
			617,724
			932,258
Industrials—2.8%
Industrial Conglomerates—2.8%
General Electric Co. 5.00% due 02/01/13	AAA	275,000	266,623
U.S. Government—69.2%
U.S. Government Agencies—49.2%
Federal Home Loan Mortgage Corp.
5.50% due 12/01/17	AAA	135,598	134,046
5.50% due 08/01/21	AAA	872,558	859,613
Federal National Mortgage Assn.
5.25% due 01/15/09	AAA	521,000	521,041
6.50% due 06/01/16	AAA	14,244	14,556
5.00% due 02/13/17	AAA	95,000	91,905
6.50% due 06/01/17	AAA	4,669	4,767
6.00% due 07/01/17	AAA	9,564	9,620
6.00% due 09/01/17	AAA	80,674	81,150
6.00% due 11/01/32	AAA	56,592	56,330
5.00% due 12/01/33	AAA	950,901	895,404
6.00% due 08/01/34	AAA	765,987	760,369
5.50% due 07/25/34 TBA	AAA	345,000	332,709
5.00% due 07/25/35 TBA	AAA	85,000	79,634
5.50% due 11/01/36	AAA	992,326	959,512

	S&P Rating	Principal Amount	Value
Government National Mortgage Assn. 7.00% due 07/15/32	AAA	$11,055	$11,521
			4,812,177
U.S. Treasuries—20.0%
U.S. Treasury Bonds
8.13% due 08/15/21	AAA	190,000	244,877
6.25% due 08/15/23	AAA	425,000	471,916
6.00% due 02/15/26	AAA	100,000	109,156
6.75% due 08/15/26	AAA	100,000	118,313
4.50% due 02/15/36	AAA	175,000	158,457
4.75% due 02/15/37	AAA	70,000	66,002
U.S. Treasury Notes
4.50% due 04/30/09	AAA	200,000	198,641
4.50% due 05/15/10	AAA	25,000	24,738
4.75% due 05/31/12	AAA	305,000	302,617
4.50% due 05/15/17	AAA	270,000	258,863
			1,953,580
Total U.S. Government Securities			6,765,757
Total Fixed Income Investments (Cost—$8,828,824)			8,662,548
Short-Term Securities—13.8%
Repurchase Agreement *—13.8%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $1,346,785 (Cost—$1,345,659)		1,345,659	1,345,659
Total Investments—102.4% (Cost—$10,174,483)			10,008,207
Other Liabilities in Excess of Assets—(2.4)%			(234,803)
Net Assets—100.0%			$9,773,404

*  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

TBA—Security is subject to delayed delivery.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of June 30, 2007 (Unaudited)

	Roszel/Lord Abbett Large Cap Value Portfolio	Roszel/Davis Large Cap Value Portfolio	Roszel/ BlackRock Relative Value Portfolio	Roszel/ Fayez Sarofim Large Cap Core Portfolio
Assets:
Investments, at cost	$7,095,268	$2,225,836	$8,772,665	$1,359,242
Investments, at value	8,427,549	2,434,618	10,730,867	1,408,629
Repurchase agreements, at value	84,658	114,117	248,290	140,271
Total investments, at value	8,512,207	2,548,735	10,979,157	1,548,900
Cash	—	—	—	—
Foreign currency, at value	—	—	—	—
Receivables:
Capital shares sold	258,867	—	—	16
Investment advisor	—	2,103	—	2,210
Dividends and interest	13,497	2,618	17,378	2,285
Investments sold	90,119	—	—	—
Prepaid insurance	—	—	—	—
Total assets	8,874,690	2,553,456	10,996,535	1,553,411
Liabilities:
Payables:
Administrative fees	996	1,761	5,311	933
Capital shares redeemed	374	36,893	95,626	74,361
Investment advisor	2,877	—	3,686	—
Investments purchased	43,060	—	—	—
Transfer agent fees	601	601	453	600
Trustees' fees	175	73	290	10
Accrued expenses	15,758	15,002	14,014	15,964
Total liabilities	63,841	54,330	119,380	91,868
Net Assets	$8,810,849	$2,499,126	$10,877,155	$1,461,543
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$684	$227	$848	$116
Paid-in capital	5,810,325	1,886,379	6,432,651	1,175,840
Accumulated undistributed investment income (loss)—net	152,566	44,579	246,372	26,516
Accumulated realized capital gain (loss) on investments—net	1,430,335	245,042	1,940,792	69,413
Unrealized appreciation (depreciation) on: Investments—net	1,416,939	322,899	2,256,492	189,658
Foreign currency—net	—	—	—	—
Net Assets	$8,810,849	$2,499,126	$10,877,155	$1,461,543
Shares Outstanding	683,909	227,370	847,729	116,487
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$12.88	$10.99	$12.83	$12.55

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of June 30, 2007 (Unaudited) (continued)

	Roszel/ AllianceBernstein Large Cap Core Portfolio	Roszel/ Loomis Sayles Large Cap Growth Portfolio	Roszel/ Rittenhouse Large Cap Growth Portfolio	Roszel/ Marsico Large Cap Growth Portfolio
Assets:
Investments, at cost	$1,053,077	$827,265	$7,015,182	$36,835,717
Investments, at value	1,124,209	892,401	7,463,078	35,766,061
Repurchase agreements, at value	8,938	14,382	420,859	4,370,389
Total investments, at value	1,133,147	906,783	7,883,937	40,136,450
Cash	9	—	—	—
Foreign currency, at value	—	—	—	—
Receivables:
Capital shares sold	—	178,396	—	22,145,190
Investment advisor	2,303	3,442	—	—
Dividends and interest	875	494	5,486	34,403
Investments sold	32,437	1,489	—	315,928
Prepaid insurance	—	27	—	120
Total assets	1,168,771	1,090,631	7,889,423	62,632,091
Liabilities:
Payables:
Administrative fees	—	951	396	4,344
Capital shares redeemed	71,927	986	27,774	125,429
Investment advisor	—	—	2,561	26,962
Investments purchased	31,844	—	28,610	77,254
Transfer agent fees	601	549	546	—
Trustees' fees	56	59	184	—
Accrued expenses	14,068	17,825	17,472	13,684
Total liabilities	118,496	20,370	77,543	247,673
Net Assets	$1,050,275	$1,070,261	$7,811,880	$62,384,418
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$105	$99	$686	$5,060
Paid-in capital	818,181	929,286	5,956,029	58,842,706
Accumulated undistributed investment income (loss)—net	10,013	(1,970)	32,342	35,123
Accumulated realized capital gain (loss) on investments—net	141,906	63,328	954,068	200,796
Unrealized appreciation (depreciation) on: Investments—net	80,070	79,518	868,755	3,300,733
Foreign currency—net	—	—	—	—
Net Assets	$1,050,275	$1,070,261	$7,811,880	$62,384,418
Shares Outstanding	104,963	98,749	685,588	5,059,897
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$10.01	$10.84	$11.39	$12.33

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of June 30, 2007 (Unaudited) (continued)

	Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	Roszel/ Cadence Mid Cap Growth Portfolio	Roszel/ NWQ Small Cap Value Portfolio	Roszel/ Delaware Small-Mid Cap Growth Portfolio
Assets:
Investments, at cost	$2,098,284	$2,153,972	$4,208,044	$1,929,948
Investments, at value	2,551,360	2,284,955	4,954,138	2,539,661
Repurchase agreements, at value	36,399	58,049	117,283	14,296
Total investments, at value	2,587,759	2,343,004	5,071,421	2,553,957
Cash	—	—	—	—
Foreign currency, at value	—	—	—	—
Receivables:
Capital shares sold	—	—	159	—
Investment advisor	1,678	2,016	—	1,720
Dividends and interest	4,145	706	11,352	332
Investments sold	—	—	—	—
Prepaid insurance	—	—	36	—
Total assets	2,593,582	2,345,726	5,082,968	2,556,009
Liabilities:
Payables:
Administrative fees	1,838	1,669	2,519	1,800
Capital shares redeemed	31,157	47,846	26,762	42,302
Investment advisor	—	—	245	—
Investments purchased	—	6,465	30,957	—
Transfer agent fees	600	601	601	601
Trustees' fees	73	70	134	93
Accrued expenses	15,151	11,658	15,153	16,034
Total liabilities	48,819	68,309	76,371	60,830
Net Assets	$2,544,763	$2,277,417	$5,006,597	$2,495,179
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$292	$202	$372	$181
Paid-in capital	1,844,485	1,514,505	2,359,393	1,142,634
Accumulated undistributed investment income (loss)—net	52,756	(4,920)	45,726	(9,979)
Accumulated realized capital gain (loss) on investments—net	157,755	578,598	1,737,729	738,334
Unrealized appreciation (depreciation) on: Investments—net	489,475	189,032	863,377	624,009
Foreign currency —net	—	—	—	—
Net Assets	$2,544,763	$2,277,417	$5,006,597	$2,495,179
Shares Outstanding	292,293	201,987	371,925	181,173
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$8.71	$11.28	$13.46	$13.77

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of June 30, 2007 (Unaudited) (concluded)

	Roszel/ Lazard International Portfolio	Roszel/ JPMorgan International Equity Portfolio	Roszel/ Lord Abbett Government Securities Portfolio	Roszel/ BlackRock Fixed- Income Portfolio
Assets:
Investments, at cost	$3,949,623	$3,322,946	$7,104,392	$10,174,483
Investments, at value	4,910,010	3,600,331	6,886,119	8,662,548
Repurchase agreements, at value	240,649	—	130,465	1,345,659
Total investments, at value	5,150,659	3,600,331	7,016,584	10,008,207
Cash	—	—	—	—
Foreign currency, at value (a)	—	5,351	—	—
Receivables:
Capital shares sold	—	—	152,740	179,762
Investment advisor	—	1,003	—	—
Dividends and interest	14,093	8,895	46,205	89,781
Investments sold	48,212	5,748	174,896	112,571
Prepaid insurance	64	—	—	—
Total assets	5,213,028	3,621,328	7,390,425	10,390,321
Liabilities:
Payables:
Administrative fees	2,237	1,663	3,722	8,592
Capital shares redeemed	132,600	62,279	—	—
Investment advisor	257	—	522	1,250
Investments purchased	—	13,255	190,400	593,568
Transfer agent fees	601	—	601	562
Trustees' fees	70	—	189	289
Accrued expenses	14,296	—	21,573	12,656
Total liabilities	150,061	77,197	217,007	616,917
Net Assets	$5,062,967	$3,544,131	$7,173,418	$9,773,404
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$318	$257	$721	$1,018
Paid-in capital	2,639,019	2,028,997	7,573,259	10,503,321
Accumulated undistributed investment income (loss)—net	141,718	25,112	31,363	34,897
Accumulated realized capital gain (loss) on investments—net	1,080,876	1,212,336	(344,117)	(599,556)
Unrealized appreciation (depreciation) on: Investments—net	1,201,036	277,385	(87,808)	(166,276)
Foreign currency—net	—	44	—	—
Net Assets	$5,062,967	$3,544,131	$7,173,418	$9,773,404
Shares Outstanding	318,108	256,771	721,285	1,018,434
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$15.92	$13.80	$9.95	$9.60

(a)  Foreign currency at cost on the Roszel/JPMorgan International Equity Portfolio was $5,328

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended June 30, 2007 (Unaudited)

	Roszel/Lord Abbett Large Cap Value Portfolio	Roszel/Davis Large Cap Value Portfolio	Roszel/ BlackRock Relative Value Portfolio	Roszel/Fayez Sarofim Large Cap Core Portfolio
Investment Income:
Dividends	$89,525	$25,879	$134,375	$16,192
Interest	5,228	3,265	3,354	1,680
Less: Foreign taxes withheld	(100)	—	—	(118)
Total income	94,653	29,144	137,729	17,754
Expenses:
Investment advisory fees	33,529	10,317	45,627	5,903
Administrative services	9,241	7,063	18,204	3,651
Professional fees	11,200	10,509	11,573	10,364
Transfer agent fees	3,720	3,720	3,720	3,720
Custodian fees	3,050	4,273	2,561	3,041
Printing and shareholder reports	758	237	1,061	121
Trustees' fees and expenses	416	130	581	65
Other	1,001	758	1,138	708
Total expenses before expense reductions	62,915	37,007	84,465	27,573
Less: Advisory fee waivers and reimbursements, if any	(16,799)	(22,824)	(21,708)	(19,453)
Less: Reductions from commission recapture agreements, if any	(533)	—	(150)	—
Net expenses	45,583	14,183	62,607	8,120
Net investment income (loss)	49,070	14,961	75,122	9,634
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on: Investments—net	648,332	51,940	740,698	34,010
Foreign currency transactions—net
Short sales—net	—	—	—	—
Net realized gain (loss)	648,332	51,940	740,698	34,010
Change in unrealized appreciation (depreciation) on: Investments—net	(213,215)	44,071	(164,267)	35,764
Foreign currency translations—net
Short sales—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	(213,215)	44,071	(164,267)	35,764
Total realized and unrealized gain (loss)—net	435,117	96,011	576,431	69,774
Net Increase (Decrease) in Net Assets Resulting from Operations	$484,187	$110,972	$651,553	$79,408

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended June 30, 2007 (Unaudited) (continued)

	Roszel/ AllianceBernstein Large Cap Core Portfolio	Roszel/ Loomis Sayles Large Cap Growth Portfolio	Roszel/ Rittenhouse Large Cap Growth Portfolio	Roszel/ Marsico Large Cap Growth Portfolio
Investment Income:
Dividends	$5,639	$2,799	$48,465	$108,258
Interest	531	535	7,077	42,672
Less: Foreign taxes withheld	—	—	(890)	(1,538)
Total income	6,170	3,334	54,652	149,392
Expenses:
Investment advisory fees	5,182	3,804	30,115	84,926
Administrative services	2,265	3,323	8,056	18,596
Professional fees	10,366	10,346	11,034	10,782
Transfer agent fees	3,719	3,719	3,720	4,295
Custodian fees	3,050	7,466	2,369	4,885
Printing and shareholder reports	123	105	623	458
Trustees' fees and expenses	67	58	342	251
Other	728	687	992	768
Total expenses before expense reductions	25,500	29,508	57,251	124,961
Less: Advisory fee waivers and reimbursements, if any	(18,373)	(24,277)	(15,824)	(8,101)
Less: Reductions from commission recapture agreements, if any	(144)	(185)	—	(370)
Net expenses	6,983	5,046	41,427	116,490
Net investment income (loss)	(813)	(1,712)	13,225	32,902
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on: Investments—net	84,565	100,989	318,427	240,132
Foreign currency transactions—net
Short sales—net	—	—	—	—
Net realized gain (loss)	84,565	100,989	318,427	240,132
Change in unrealized appreciation (depreciation) on: Investments—net	(29,057)	(17,142)	253,180	2,629,021
Foreign currency translations—net
Short sales—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	(29,057)	(17,142)	253,180	2,629,021
Total realized and unrealized gain (loss)—net	55,508	83,847	571,607	2,869,153
Net Increase (Decrease) in Net Assets Resulting from Operations	$54,695	$82,135	$584,832	$2,902,055

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended June 30, 2007 (Unaudited) (continued)

	Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	Roszel/ Cadence Mid Cap Growth Portfolio	Roszel/ NWQ Small Cap Value Portfolio	Roszel/ Delaware Small-Mid Cap Growth Portfolio
Investment Income:
Dividends	$28,584	$6,116	$41,792	$3,742
Interest	984	1,417	2,245	1,166
Less: Foreign taxes withheld	—	—	—	—
Total income	29,568	7,533	44,037	4,908
Expenses:
Investment advisory fees	10,180	8,820	21,561	10,934
Administrative services	7,012	6,739	9,164	7,095
Professional fees	10,491	10,458	10,829	10,514
Transfer agent fees	3,720	3,720	3,719	3,720
Custodian fees	1,942	2,853	2,147	2,439
Printing and shareholder reports	224	195	498	243
Trustees' fees and expenses	123	109	273	132
Other	758	740	858	772
Total expenses before expense reductions	34,450	33,634	49,049	35,849
Less: Advisory fee waivers and reimbursements, if any	(20,445)	(21,497)	(19,863)	(21,048)
Less: Reductions from commission recapture agreements, if any	(18)	—	(1,605)	(232)
Net expenses	13,987	12,137	27,581	14,569
Net investment income (loss)	15,581	(4,604)	16,456	(9,661)
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on: Investments—net	83,612	297,742	496,086	179,616
Foreign currency transactions—net
Short sales—net	—	—	—	—
Net realized gain (loss)	83,612	297,742	496,086	179,616
Change in unrealized appreciation (depreciation) on: Investments—net	129,845	6,712	(39,082)	129,928
Foreign currency translations—net Short sales—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	129,845	6,712	(39,082)	129,928
Total realized and unrealized gain (loss)—net	213,457	304,454	457,004	309,544
Net Increase (Decrease) in Net Assets Resulting from Operations	$229,038	$299,850	$473,460	$299,883

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended June 30, 2007 (Unaudited) (concluded)

	Roszel/ Roszel/ Lazard International Portfolio	Roszel/Lord JPMorgan International Equity Portfolio	Abbett Government Securities Portfolio	Roszel/ BlackRock Fixed-Income Portfolio
Investment Income:
Dividends	$93,967	$65,048	$—	$—
Interest	3,179	2,675	202,188	237,026
Less: Foreign taxes withheld	(2,722)	(9,649)	—	—
Total income	94,424	58,074	202,188	237,026
Expenses:
Investment advisory fees	22,045	15,224	24,468	32,585
Administrative services	9,131	7,852	7,675	17,165
Professional fees	11,351	11,229	11,387	11,656
Transfer agent fees	3,720	3,740	3,720	3,719
Custodian fees	2,342	2,555	7,012	2,787
Printing and shareholder reports	478	331	710	927
Trustees' fees and expenses	262	182	389	509
Other	816	705	988	1,146
Total expenses before expense reductions	50,145	41,818	56,349	70,494
Less: Advisory fee waivers and reimbursements, if any	(20,306)	(21,128)	(20,591)	(22,874)
Less: Reductions from commission recapture agreements, if any	—	—	—	—
Net expenses	29,839	20,690	35,758	47,620
Net investment income (loss)	64,585	37,384	166,430	189,406
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on: Investments—net	410,613	997,969	(10,862)	(205,580)
Foreign currency transactions—net		(4,271)	—	—
Short sales—net	—	—	35	—
Net realized gain (loss)	410,613	993,698	(10,827)	(205,580)
Change in unrealized appreciation (depreciation) on: Investments—net	(60,191)	(776,200)	(126,585)	63,538
Foreign currency translations—net		44	—	—
Short sales—net	—	—	(158)	—
Net change in unrealized appreciation (depreciation)	(60,191)	(776,156)	(126,743)	63,538
Total realized and unrealized gain (loss)—net	350,422	217,542	(137,570)	(142,042)
Net Increase (Decrease) in Net Assets Resulting from Operations	$415,007	$254,926	$28,860	$47,364

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets

	Roszel/Lord Abbett Large Cap Value Portfolio		Roszel/Davis Large Cap Value Portfolio
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$49,070	$104,451	$14,961	$30,571
Net realized gain (loss)	648,332	797,823	51,940	417,054
Net change in unrealized appreciation (depreciation)	(213,215)	604,200	44,071	50,450
Net increase (decrease) in net assets resulting from operations	484,187	1,506,474	110,972	498,075
Distributions to Shareholders From:
Investment income—net	—	(92,973)	—	(39,185)
Realized gains—net	—	(1,550,191)	—	(215,613)
Total distributions	—	(1,643,164)	—	(254,798)
Capital Share Transactions:
Shares sold	585,281	929,410	205,293	94,943
Shares issued on reinvestment of distributions	—	1,643,164	—	254,798
Shares redeemed	(987,221)	(2,957,400)	(518,736)	(942,076)
Net increase (decrease) in net assets derived from capital share transactions	(401,940)	(384,826)	(313,443)	(592,335)
Net Assets:
Total increase (decrease) in net assets	82,247	(521,516)	(202,471)	(349,058)
Beginning of period	8,728,602	9,250,118	2,701,597	3,050,655
End of period	$8,810,849	$8,728,602	$2,499,126	$2,701,597
Net Assets include undistributed investment income (loss)—net	$152,566	$103,496	$44,579	$29,618
Share Transactions:
Shares sold	46,422	76,071	19,325	9,627
Shares issued on reinvestment of distributions	—	149,787	—	27,516
Shares redeemed	(80,691)	(233,732)	(48,418)	(94,595)
Net increase (decrease) in shares outstanding	(34,269)	(7,874)	(29,093)	(57,452)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/BlackRock Relative Value Portfolio		Roszel/Fayez Sarofim Large Cap Core Portfolio
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$75,122	$177,804	$9,634	$17,833
Net realized gain (loss)	740,698	1,240,792	34,010	45,629
Net change in unrealized appreciation (depreciation)	(164,267)	825,453	35,764	111,163
Net increase (decrease) in net assets resulting from operations	651,553	2,244,049	79,408	174,625
Distributions to Shareholders From:
Investment income—net	—	(188,396)	—	(20,821)
Realized gains—net	—	(1,426,548)	—	(63,386)
Total distributions	—	(1,614,944)	—	(84,207)
Capital Share Transactions:
Shares sold	160,310	387,018	295,129	516,329
Shares issued on reinvestment of distributions	—	1,614,944	—	84,207
Shares redeemed	(2,049,634)	(3,647,860)	(300,504)	(818,337)
Net increase (decrease) in net assets derived from capital share transactions	(1,889,324)	(1,645,898)	(5,375)	(217,801)
Net Assets:
Total increase (decrease) in net assets	(1,237,771)	(1,016,793)	74,033	(127,383)
Beginning of period	12,114,926	13,131,719	1,387,510	1,514,893
End of period	$10,877,155	$12,114,926	$1,461,543	$1,387,510
Net Assets include undistributed investment income (loss)—net	$246,372	$171,250	$26,516	$16,882
Share Transactions:
Shares sold	13,357	33,349	24,692	46,284
Shares issued on reinvestment of distributions	—	152,497	—	7,797
Shares redeemed	(166,378)	(308,204)	(25,157)	(71,058)
Net increase (decrease) in shares outstanding	(153,021)	(122,358)	(465)	(16,977)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/AllianceBernstein Large Cap Core Portfolio		Roszel/Loomis Sayles Large Cap Growth Portfolio
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(813)	$11,774	$(1,712)	$693
Net realized gain (loss)	84,565	59,036	100,989	(31,467)
Net change in unrealized appreciation (depreciation)	(29,057)	(80,503)	(17,142)	(42,227)
Net increase (decrease) in net assets resulting from operations	54,695	(9,693)	82,135	(73,001)
Distributions to Shareholders From:
Investment income—net	—	(3,077)	—	—
Realized gains—net	—	(240,090)	—	(185,151)
Total distributions	—	(243,167)	—	(185,151)
Capital Share Transactions:
Shares sold	81,542	417,792	266,563	872,324
Shares issued on reinvestment of distributions	—	243,167	—	185,151
Shares redeemed	(554,550)	(806,803)	(626,549)	(793,878)
Net increase (decrease) in net assets derived from capital share transactions	(473,008)	(145,844)	(359,986)	263,597
Net Assets:
Total increase (decrease) in net assets	(418,313)	(398,704)	(277,851)	5,445
Beginning of period	1,468,588	1,867,292	1,348,112	1,342,667
End of period	$1,050,275	$1,468,588	$1,070,261	$1,348,112
Net Assets include undistributed investment income (loss)—net	$10,013	$10,826	$(1,970)	$(258)
Share Transactions:
Shares sold	8,131	37,762	24,754	80,501
Shares issued on reinvestment of distributions	(55,632)	26,431	—	19,551
Shares redeemed	—	(80,560)	(61,231)	(77,937)
Net increase (decrease) in shares outstanding	(47,501)	(16,367)	(36,477)	22,115

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Rittenhouse Large Cap Growth Portfolio		Roszel/Marsico Large Cap Growth Portfolio
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$13,225	$20,072	$32,902	$3,172
Net realized gain (loss)	318,427	646,806	240,132	(37,421)
Net change in unrealized appreciation (depreciation)	253,180	10,098	2,629,021	297,675
Net increase (decrease) in net assets resulting from operations	584,832	676,976	2,902,055	263,426
Distributions to Shareholders From:
Investment income—net	—	(24,420)	—	—
Realized gains—net	—	(663,555)	—	(212,026)
Total distributions	—	(687,975)	—	(212,026)
Capital Share Transactions:
Shares sold	364,687	1,204,348	55,431,755	2,787,765
Shares issued on reinvestment of distributions	—	687,975	—	212,026
Shares redeemed	(604,938)	(3,175,073)	(872,301)	(2,161,073)
Net increase (decrease) in net assets derived from capital share transactions	(240,251)	(1,282,750)	54,559,454	838,718
Net Assets:
Total increase (decrease) in net assets	344,581	(1,293,749)	57,461,509	890,118
Beginning of period	7,467,299	8,761,048	4,922,909	4,032,791
End of period	$7,811,880	$7,467,299	$62,384,418	$4,922,909
Net Assets include undistributed investment income (loss)—net	$32,342	$19,117	$35,123	$2,221
Share Transactions:
Shares sold	32,553	114,151	4,697,005	249,998
Shares issued on reinvestment of distributions	(54,890)	73,111	—	19,909
Shares redeemed	—	(301,408)	(73,359)	(194,488)
Net increase (decrease) in shares outstanding	(22,337)	(114,146)	4,623,646	75,419

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio		Roszel/Cadence Mid Cap Growth Portfolio
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$15,581	$38,127	$(4,604)	$(8,111)
Net realized gain (loss)	83,612	73,956	297,742	289,602
Net change in unrealized appreciation (depreciation)	129,845	188,591	6,712	(110,305)
Net increase (decrease) in net assets resulting from operations	229,038	300,674	299,850	171,186
Distributions to Shareholders From:
Investment income—net	—	(29,364)	—	—
Realized gains—net	—	(673,921)	—	(560,251)
Total distributions	—	(703,285)	—	(560,251)
Capital Share Transactions:
Shares sold	26,187	317,336	153,709	232,438
Shares issued on reinvestment of distributions	—	703,285	—	560,251
Shares redeemed	(414,770)	(1,091,138)	(401,601)	(841,350)
Net increase (decrease) in net assets derived from capital share transactions	(388,583)	(70,517)	(247,892)	(48,661)
Net Assets:
Total increase (decrease) in net assets	(159,545)	(473,128)	51,958	(437,726)
Beginning of period	2,704,308	3,177,436	2,225,459	2,663,185
End of period	$2,544,763	$2,704,308	$2,277,417	$2,225,459
Net Assets include undistributed investment income (loss)—net	$52,756	$37,175	$(4,920)	$(316)
Share Transactions:
Shares sold	3,143	37,357	14,141	20,582
Shares issued on reinvestment of distributions	—	98,776	—	60,765
Shares redeemed	(50,356)	(123,793)	(38,490)	(76,807)
Net increase (decrease) in shares outstanding	(47,213)	12,340	(24,349)	4,540

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/NWQ Small Cap Value Portfolio		Roszel/Delaware Small-Mid Cap Growth Portfolio
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$16,456	$30,221	$(9,661)	$(16,955)
Net realized gain (loss)	496,086	1,245,187	179,616	580,077
Net change in unrealized appreciation (depreciation)	(39,082)	(162,989)	129,928	(281,048)
Net increase (decrease) in net assets resulting from operations	473,460	1,112,419	299,883	282,074
Distributions to Shareholders From:
Investment income—net	—	(20,963)	—	—
Realized gains—net	—	(1,257,283)	—	(256,279)
Total distributions	—	(1,278,246)	—	(256,279)
Capital Share Transactions:
Shares sold	88,158	791,278	30,520	366,479
Shares issued on reinvestment of distributions	—	1,278,246	—	256,279
Shares redeemed	(851,337)	(2,499,240)	(598,960)	(1,357,527)
Net increase (decrease) in net assets derived from capital share transactions	(763,179)	(429,716)	(568,440)	(734,769)
Net Assets:
Total increase (decrease) in net assets	(289,719)	(595,543)	(268,557)	(708,974)
Beginning of period	5,296,316	5,891,859	2,763,736	3,472,710
End of period	$5,006,597	$5,296,316	$2,495,179	$2,763,736
Net Assets include undistributed investment income (loss)—net	$45,726	$29,270	$(9,979)	$(318)
Share Transactions:
Shares sold	7,018	62,903	2,393	28,570
Shares issued on reinvestment of
distributions	—	108,234	—	22,169
Shares redeemed	(67,601)	(192,602)	(46,772)	(111,337)
Net increase (decrease) in shares outstanding	(60,583)	(21,465)	(44,379)	(60,598)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Lazard International Portfolio		Roszel/JPMorgan International Equity Portfolio
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$64,585	$78,084	$37,384	$24,678
Net realized gain (loss)	410,613	677,549	993,698	276,749
Net change in unrealized appreciation (depreciation)	(60,191)	347,031	(776,156)	391,441
Net increase (decrease) in net assets resulting from operations	415,007	1,102,664	254,926	692,868
Distributions to Shareholders From:
Investment income—net	—	(76,151)	—	(88,739)
Realized gains—net	—	(432,776)	—	(52,355)
Total distributions	—	(508,927)	—	(141,094)
Capital Share Transactions:
Shares sold	382,775	895,609	224,151	1,065,909
Shares issued on reinvestment of distributions	—	508,927	—	141,094
Shares redeemed	(1,041,636)	(1,758,339)	(613,364)	(1,329,998)
Net increase (decrease) in net assets derived from capital share transactions	(658,861)	(353,803)	(389,213)	(122,995)
Net Assets:
Total increase (decrease) in net assets	(243,854)	239,934	(134,287)	428,779
Beginning of period	5,306,821	5,066,887	3,678,418	3,249,639
End of period	$5,062,967	$5,306,821	$3,544,131	$3,678,418
Net Assets include undistributed investment income (loss)—net	$141,718	$77,133	$25,112	$(12,272)
Share Transactions:
Shares sold	25,007	64,323	17,348	89,665
Shares issued on reinvestment of distributions	—	38,761	—	12,355
Shares redeemed	(68,519)	(124,750)	(47,396)	(111,370)
Net increase (decrease) in shares outstanding	(43,512)	(21,666)	(30,048)	(9,350)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (concluded)

	Roszel/Lord Abbett Government Securities Portfolio		Roszel/BlackRock Fixed-Income Portfolio
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$166,430	$361,402	$189,406	$403,947
Net realized gain (loss)	(10,827)	(122,380)	(205,580)	(107,984)
Net change in unrealized appreciation (depreciation)	(126,743)	41,629	63,538	47,604
Net increase (decrease) in net assets resulting from operations	28,860	280,651	47,364	343,567
Distributions to Shareholders From:
Investment income—net	(173,540)	(366,030)	(196,219)	(434,117)
Realized gains—net	—	—	—	—
Total distributions	(173,540)	(366,030)	(196,219)	(434,117)
Capital Share Transactions:
Shares sold	271,082	1,304,635	498,233	944,729
Shares issued on reinvestment of distributions	173,540	366,030	196,219	434,117
Shares redeemed	(1,362,175)	(2,305,425)	(1,387,630)	(3,958,970)
Net increase (decrease) in net assets derived from capital share transactions	(917,553)	(634,760)	(693,178)	(2,580,124)
Net Assets:
Total increase (decrease) in net assets	(1,062,233)	(720,139)	(842,033)	(2,670,674)
Beginning of period	8,235,651	8,955,790	10,615,437	13,286,111
End of period	$7,173,418	$8,235,651	$9,773,404	$10,615,437
Net Assets include undistributed investment income (loss)—net	$31,363	$38,473	$34,897	$41,710
Share Transactions:
Shares sold	27,120	129,138	51,460	97,574
Shares issued on reinvestment of distributions	17,199	36,406	20,193	44,992
Shares redeemed	(134,822)	(228,716)	(142,679)	(408,875)
Net increase (decrease) in shares outstanding	(90,503)	(63,172)	(71,026)	(266,309)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements and are intended to help you understand the financial performance of the Portfolios since inception. Per Share Operating Performance reflects financial results for a single Portfolio share. Total Return represents the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions).

	Roszel/Lord Abbett Large Cap Value Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.15		$12.74	$14.09	$12.90	$9.96	$10.00
Investment income (loss)—net (a)(g)	0.07		0.15	0.11	0.10	0.07	0.04
Realized and unrealized gain (loss) on investments—net	0.66		1.90	0.14	1.49	2.91	(0.08	)**
Total from investment operations	0.73		2.05	0.25	1.59	2.98	(0.04)
Distributions to shareholders from:
Investment income—net	—		(0.15)	(0.13)	(0.06)	(0.02)	—
Realized gains—net	—		(2.49)	(1.47)	(0.34)	(0.02)	—
Total distributions	—		(2.64)	(1.60)	(0.40)	(0.04)	—
Net asset value, end of period	$12.88		$12.15	$12.74	$14.09	$12.90	$9.96
Total Return (b)	6.01	%(c)	18.30%	2.26%	12.61%	30.00%	(0.40	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.50	%(d)	1.58%	1.55%	1.49%	1.92%	6.01	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.09	%(d)	1.09%	1.09%	1.10%	1.08%	1.05	%(d)
Investment income (loss)—net before expense reductions (e)	0.76	%(d)	0.68%	0.41%	0.40%	(0.21)%	(4.13	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.16	%(d)	1.16%	0.86%	0.79%	0.61%	0.78	%(d)
Investment income (loss)—net of all reductions (g)	1.17	%(d)	1.17%	0.87%	0.79%	0.63%	0.83	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$8,811		$8,729	$9,250	$12,773	$11,003	$5,578
Portfolio turnover rate	30	%(c)	38%	30%	36%	28%	13	%(c)
	Roszel/Davis Large Cap Value Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.53		$9.72	$11.45	$10.90	$8.51	$10.00
Investment income (loss)—net (a)(g)	0.06		0.11	0.13	0.16	0.09	0.12
Realized and unrealized gain (loss) on investments—net	0.40		1.68	0.24	1.31	2.39	(1.61)
Total from investment operations	0.46		1.79	0.37	1.47	2.48	(1.49)
Distributions to shareholders from:
Investment income—net	—		(0.15)	(0.16)	(0.12)	(0.06)	—
Realized gains—net	—		(0.83)	(1.94)	(0.80)	(0.03)	—
Total distributions			(0.98)	(2.10)	(0.92)	(0.09)	—
Net asset value, end of period	$10.99		$10.53	$9.72	$11.45	$10.90	$8.51
Total Return (b)	4.37	%(c)	19.81%	4.16%	14.30%	29.26%	(14.90	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.87	%(d)	2.74%	2.60%	3.01%	3.34%	11.09	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10	%(d)	1.08%	1.06%	1.04%	1.08%	0.95	%(d)
Investment income (loss)—net before expense reductions (e)	(0.61	)%(d)	(0.59)%	(0.24)%	(0.50)%	(1.27)%	(7.38	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.16	%(d)	1.05%	1.26%	1.41%	0.97%	2.61	%(d)
Investment income (loss)—net of all reductions (g)	1.16	%(d)	1.07%	1.30%	1.47%	0.99%	2.76	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$2,499		$2,702	$3,051	$3,063	$3,256	$2,300
Portfolio turnover rate	2	%(c)	100%	58%	94%	97%	21	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/BlackRock Relative Value Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.11		$11.69	$13.26	$11.91	$9.44	$10.00
Investment income (loss)—net (a)(g)	0.08		0.17	0.17	0.18	0.16	0.06
Realized and unrealized gain (loss) on investments—net	0.64		1.93	0.05	1.46	2.33	(0.62	)**
Total from investment operations	0.72		2.10	0.22	1.64	2.49	(0.56)
Distributions to shareholders from:
Investment income—net	—		(0.20)	(0.23)	(0.13)	(0.02)	—
Realized gains—net	—		(1.48)	(1.56)	(0.16)	—	—
Total distributions	—		(1.68)	(1.79)	(0.29)	(0.02)	—
Net asset value, end of period	$12.83		$12.11	$11.69	$13.26	$11.91	$9.44
Total Return (b)	5.95	%(c)	19.95%	2.14%	14.03%	26.41%	(5.60	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.48	%(d)	1.47%	1.42%	1.38%	1.64%	5.23	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Investment income (loss)—net before expense reductions (e)	0.93	%(d)	1.08%	1.03%	1.23%	1.01%	(2.84	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.31	%(d)	1.45%	1.35%	1.51%	1.55%	1.29	%(d)
Investment income (loss)—net of all reductions (g)	1.31	%(d)	1.45%	1.35%	1.51%	1.55%	1.29	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$10,877		$12,115	$13,132	$15,297	$15,873	$6,309
Portfolio turnover rate	14	%(c)	23%	27%	26%	12%	15	%(c)
	Roszel/Fayez Sarofim Large Cap Core Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.86		$11.31	$11.67	$11.42	$9.04	$10.00
Investment income (loss)—net (a)(g)	0.08		0.15	0.15	0.08	0.03	0.02
Realized and unrealized gain (loss) on investments—net	0.61		1.25	0.24	0.51	2.40	(0.98)
Total from investment operations	0.69		1.40	0.39	0.59	2.43	(0.96)
Distributions to shareholders from:
Investment income—net	—		(0.21)	(0.04)	(0.03)	(0.05)	—
Realized gains—net	—		(0.64)	(0.71)	(0.31)	—	—
Total distributions	—		(0.85)	(0.75)	(0.34)	(0.05)	—
Net asset value, end of period	$12.55		$11.86	$11.31	$11.67	$11.42	$9.04
Total Return (b)	5.82	%(c)	13.10%	3.52%	5.27%	27.00%	(9.60	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	3.74	%(d)	3.96%	3.53%	6.36%	9.10%	39.23	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.04	%(d)
Investment income (loss)—net before expense reductions (e)	(1.33	)%(d)	(1.51)%	(1.14)%	(4.56)%	(7.74)%	(37.85	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.31	%(d)	1.35%	1.29%	0.70%	0.26%	0.28	%(d)
Investment income (loss)—net of all reductions (g)	1.31	%(d)	1.35%	1.29%	0.70%	0.26%	0.34	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$1,462		$1,388	$1,515	$1,031	$1,074	$531
Portfolio turnover rate	17	%(c)	35%	63%	116%	84%	29	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Alliance Bernstein Large Cap Core Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.63		$11.06	$11.27	$11.07	$8.88	$10.00
Investment income (loss)—net (a)(g)	(0.01)		0.07	0.02	0.05	0.04	0.02
Realized and unrealized gain (loss) on investments—net	0.39		0.06 **	0.77	0.36	2.17	(1.14)
Total from investment operations	0.38		0.13	0.79	0.41	2.21	(1.12)
Distributions to shareholders from:
Investment income—net	—		(0.02)	(0.05)	(0.04)	(0.02)	—
Realized gains—net	—		(1.54)	(0.95)	(0.17)	—	—
Total distributions	—		(1.56)	(1.00)	(0.21)	(0.02)	—
Net asset value, end of period	$10.01		$9.63	$11.06	$11.27	$11.07	$8.88
Total Return (b)	3.95	%(c)	1.84%	8.04%	3.81%	24.92%	(11.20	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	3.94	%(d)	3.55%	3.00%	3.09%	3.90%	16.20	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.08	%(d)	1.05%	1.09%	1.10%	1.10%	1.10	%(d)
Investment income (loss)—net before expense reductions (e)	(2.99	)%(d)	(1.80)%	(1.74)%	(1.53)%	(2.39)%	(14.72	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.15	)%(d)	0.65%	0.16%	0.46%	0.41%	0.38	%(d)
Investment income (loss)—net of all reductions (g)	(0.13	)%(d)	0.70%	0.17%	0.46%	0.41%	0.38	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$1,050		$1,469	$1,867	$2,481	$2,415	$1,611
Portfolio turnover rate	56	%(c)	107%	50%	47%	57%	13	%(c)
	Roszel/Loomis Sayles Large Cap Growth Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.97		$11.87	$11.77	$11.14	$8.91	$10.00
Investment income (loss)—net (a)(g)	(0.02)		0.01	(0.04)	0.01	(0.01)	(0.01)
Realized and unrealized gain (loss) on investments—net	0.89		(0.56)	1.14	0.93	2.27	(1.08)
Total from investment operations	0.87		(0.55)	1.10	0.94	2.26	(1.09)
Distributions to shareholders from:
Investment income—net	—		—	(0.01)	—	(0.03)	—
Realized gains—net	—		(1.35)	(0.99)	(0.31)	—	—
Total distributions	—		(1.35)	(1.00)	(0.31)	(0.03)	—
Net asset value, end of period	$10.84		$9.97	$11.87	$11.77	$11.14	$8.91
Total Return (b)	8.73	%(c)	(4.04)%	10.29%	8.70%	25.42%	(10.20	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	6.20	%(d)	4.63%	3.96%	4.53%	6.57%	35.23	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.06	%(d)	1.07%	1.07%	1.06%	1.04%	1.10	%(d)
Investment income (loss)—net before expense reductions (e)	(5.50	)%(d)	(3.51)%	(3.27)%	(3.35)%	(5.68)%	(34.27	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.40	)%(d)	0.02%	(0.41)%	0.08%	(0.21)%	(0.14	)%(d)
Investment income (loss)—net of all reductions (g)	(0.36	)%(d)	0.05%	(0.38)%	0.12%	(0.15)%	(0.14	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$1,070		$1,348	$1,343	$1,514	$1,508	$546
Portfolio turnover rate	89	%(c)	222%	158%	150%	173%	98	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Rittenhouse Large Cap Growth Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.55		$10.66	$11.31	$10.88	$9.11	$10.00
Investment income (loss)—net (a)(g)	0.02		0.03	0.03	0.05	0.01	0.01
Realized and unrealized gain (loss) on investments—net	0.82		0.90	(0.02)	0.39	1.77	(0.90)
Total from investment operations	0.84		0.93	0.01	0.44	1.78	(0.89)
Distributions to shareholders from:
Investment income—net	—		(0.04)	(0.06)	(0.01)	(0.01)	—
Realized gains—net	—		(1.00)	(0.60)	—	—	—
Total distributions	—		(1.04)	(0.66)	(0.01)	(0.01)	—
Net asset value, end of period	$11.39		$10.55	$10.66	$11.31	$10.88	$9.11
Total Return (b)	7.96	%(c)	9.87%	0.33%	4.08%	19.51%	(8.90	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.52	%(d)	1.67%	1.58%	1.52%	1.74%	5.05	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10	%(d)	1.10%	1.10%	1.10%	1.04%	1.03	%(d)
Investment income (loss)—net before expense reductions (e)	(0.07	)%(d)	(0.30)%	(0.22)%	0.04%	(0.56)%	(3.85	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.35	%(d)	0.27%	0.26%	0.46%	0.08%	0.10	%(d)
Investment income (loss)—net of all reductions (g)	0.35	%(d)	0.27%	0.26%	0.46%	0.14%	0.17	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$7,812		$7,467	$8,761	$10,900	$11,598	$6,534
Portfolio turnover rate	27	%(c)	64%	44%	28%	15%	6	%(c)
	Roszel/Marsico Large Cap Growth Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.28		$11.18	$11.54	$11.32	$8.97	$10.00
Investment income (loss)—net (a)(g)	0.02		0.01	(0.01)	0.01	(0.00)†	0.01
Realized and unrealized gain (loss) on investments—net	1.03		0.60	0.30	0.48	2.37	(1.04)
Total from investment operations	1.05		0.61	0.29	0.49	2.37	(1.03)
Distributions to shareholders from:
Investment income—net	—		—	(0.01)	(0.00)†	(0.02)	—
Realized gains—net	—		(0.51)	(0.64)	(0.27)	—	—
Total distributions	—		(0.51)	(0.65)	(0.27)	(0.02)	—
Net asset value, end of period	$12.33		$11.28	$11.18	$11.54	$11.32	$8.97
Total Return (b)	9.31	%(c)	5.69%	2.92%	4.53%	26.40%	(10.30	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.18	%(d)	2.11%	2.10%	2.27%	3.07%	10.21	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10	%(d)	1.10%	1.08%	0.89%	0.94%	1.02	%(d)
Investment income (loss)—net before expense reductions (e)	0.23	%(d)	(0.94)%	(1.11)%	(1.30)%	(2.12)%	(9.06	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.31	%(d)	0.07%	(0.11)%	(0.13)%	(0.15)%	0.05	%(d)
Investment income (loss)—net of all reductions (g)	0.31	%(d)	0.07%	(0.09)%	0.08%	0.01%	0.13	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$62,384		$4,923	$4,033	$4,170	$3,905	$2,337
Portfolio turnover rate	31	%(c)	61%	97%	149%	103%	72	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$7.97		$9.71	$11.57	$10.53	$7.96	$10.00
Investment income (loss)—net (a)(g)	0.05		0.12	0.09	(0.02)	0.01	0.02
Realized and unrealized gain (loss) on investments—net	0.69		0.80	(0.14)	1.11	2.58	(2.06)
Total from investment operations	0.74		0.92	(0.05)	1.09	2.59	(2.04)
Distributions to shareholders from:
Investment income—net	—		(0.11)	—	(0.01)	(0.02)	—
Realized gains—net	—		(2.55)	(1.81)	(0.04)	—	—
Total distributions	—		(2.66)	(1.81)	(0.05)	(0.02)	—
Net asset value, end of period	$8.71		$7.97	$9.71	$11.57	$10.53	$7.96
Total Return (b)	9.28	%(c)	12.77%	0.50%	10.37%	32.53%	(20.40	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.70	%(d)	2.58%	2.27%	2.16%	2.62%	9.34	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10	%(d)	1.04%	1.09%	1.10%	1.05%	1.10	%(d)
Investment income (loss)—net before expense reductions (e)	(0.38	)%(d)	(0.14)%	(0.29)%	(1.25)%	(1.46)%	(7.68	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.22	%(d)	1.34%	0.88%	(0.19)%	0.06%	0.56	%(d)
Investment income (loss)—net of all reductions (g)	1.22	%(d)	1.40%	0.89%	(0.19)%	0.11%	0.56	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$2,545		$2,704	$3,177	$4,121	$4,915	$3,140
Portfolio turnover rate	6	%(c)	19%	119%	62%	67%	69	%(c)
	Roszel/Cadence Mid Cap Growth Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.83		$12.01	$11.01	$11.21	$8.61	$10.00
Investment income (loss)—net (a)(g)	(0.02)		(0.04)	(0.03)	(0.03)	(0.05)	(0.01)
Realized and unrealized gain (loss) on investments—net	1.47		0.76	1.38	0.67	2.66	(1.38)
Total from investment operations	1.45		0.72	1.35	0.64	2.61	(1.39)
Distributions to shareholders from:
Investment income—net	—		—	—	—	(0.01)	—
Realized gains—net	—		(2.90)	(0.35)	(0.84)	—	—
Total distributions	—		(2.90)	(0.35)	(0.84)	(0.01)	—
Net asset value, end of period	$11.28		$9.83	$12.01	$11.01	$11.21	$8.61
Total Return (b)	14.75	%(c)	7.60%	12.61%	6.33%	30.32%	(13.90	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	3.05	%(d)	2.89%	2.55%	2.52%	3.20%	13.51	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10	%(d)	1.10%	1.09%	0.87%	0.97%	0.91	%(d)
Investment income (loss)—net before expense reductions (e)	(2.37	)%(d)	(2.13)%	(1.75)%	(1.95)%	(2.73)%	(12.92	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.42	)%(d)	(0.34)%	(0.30)%	(0.53)%	(0.63)%	(0.51	)%(d)
Investment income (loss)—net of all reductions (g)	(0.42	)%(d)	(0.34)%	(0.29)%	(0.30)%	(0.50)%	(0.32	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$2,277		$2,225	$2,663	$3,326	$3,764	$1,865
Portfolio turnover rate	147	%(c)	81%	148%	180%	179%	53	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/NWQ Small Cap Value Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,					July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003		2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.25		$12.98	$14.01	$11.84	$7.74		$10.00
Investment income (loss)—net (a)(g)	0.04		0.07	0.05	0.02	0.02		0.02
Realized and unrealized gain (loss) on investments—net	1.17		2.41	1.27	3.29	4.10		(2.28)
Total from investment operations	1.21		2.48	1.32	3.31	4.12		(2.26)
Distributions to shareholders from:
Investment income—net	—		(0.05)	(0.02)	(0.02)	(0.02)		—
Realized gains—net	—		(3.16)	(2.33)	(1.12)	—		—
Total distributions	—		(3.21)	(2.35)	(1.14)	(0.02)		—
Net asset value, end of period	$13.46		$12.25	$12.98	$14.01	$11.84		$7.74
Total Return (b)	9.88	%(c)	20.02%	11.86%	29.65%	53.24%		(22.60	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.93	%(d)	1.79%	1.81%	1.99%	2.73%		12.22	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%		1.15	%(d)
Expenses net of all reductions (g)	1.09	%(d)	1.13%	1.12%	1.11%	1.02%		0.95	%(d)
Investment income (loss)—net before expense reductions (e)	(0.20	)%(d)	(0.16)%	(0.31)%	(0.71)%	(1.46)%		(10.68	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.59	%(d)	0.48%	0.35%	0.13%	0.12%		0.39	%(d)
Investment income (loss)—net of all reductions (g)	0.65	%(d)	0.51%	0.38%	0.17%	0.25%		0.59	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$5,007		$5,296	$5,892	$6,187	$5,127		$2,055
Portfolio turnover rate	15	%(c)	31%	39%	46%	45%		10	%(c)
	Roszel/Delaware Small-Mid Cap Growth Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,					July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003		2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.25		$12.14	$11.70	$10.38	$7.62		$10.00
Investment income (loss)—net (a)(g)	(0.05)		(0.07)	(0.07)	(0.08)	(0.06)		(0.04)
Realized and unrealized gain (loss) on investments—net	1.57		1.21	0.92	1.40	2.82		(2.34)
Total from investment operations	1.52		1.14	0.85	1.32	2.76		(2.38)
Distributions to shareholders from Investment income—net	—		—	—	—	—		—
Realized gains—net	—		(1.03)	(0.41)	—	(0.00	)†	—
Net asset value, end of period	$13.77		$12.25	$12.14	$11.70	$10.38		$7.62
Total Return (b)	12.41	%(c)	9.85%	7.79%	12.72%	36.26%		(23.80	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.78	%(d)	2.49%	2.37%	2.84%	4.69%		17.03	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15	%(d)	1.15%	1.15%	1.15%	1.16	%(h)	1.25	%(d)
Expenses net of all reductions (g)	1.13	%(d)	1.12%	1.14%	1.15%	1.15%		1.23	%(d)
Investment income (loss)—net before expense reductions (e)	(2.40	)%(d)	(1.92)%	(1.87)%	(2.40)%	(4.27)%		(16.78	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.77	)%(d)	(0.58)%	(0.65)%	(0.71)%	(0.74)%		(1.00	)%(d)
Investment income (loss)—net of all reductions (g)	(0.75	)%(d)	(0.55)%	(0.64)%	(0.71)%	(0.73)%		(0.98	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$2,495		$2,764	$3,473	$3,475	$2,460		$1,413
Portfolio turnover rate	28	%(c)	47%	62%	42%	115%		51	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Lazard International Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$14.68		$13.22	$13.25	$11.51	$8.93	$10.00
Investment income (loss)—net (a)(g)	0.19		0.20	0.20	0.15	0.12	0.00	†
Realized and unrealized gain (loss) on investments—net	1.05		2.67	0.82	1.71	2.48	(1.07)
Total from investment operations	1.24		2.87	1.02	1.86	2.60	(1.07)
Distributions to shareholders from:
Investment income—net	—		(0.21)	(0.16)	(0.07)	(0.02)	—
Realized gains—net	—		(1.20)	(0.89)	(0.05)	—	—
Total distributions	—		(1.41)	(1.05)	(0.12)	(0.02)	—
Net asset value, end of period	$15.92		$14.68	$13.22	$13.25	$11.51	$8.93
Total Return (b)	8.52	%(c)	22.93%	8.48%	16.30%	29.12%	(10.70	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.93	%(d)	1.90%	2.00%	2.20%	3.96%	31.35	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Investment income (loss)—net before expense reductions (e)	1.71	%(d)	0.71%	0.71%	0.23%	(1.61)%	(30.13	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	2.49	%(d)	1.46%	1.56%	1.28%	1.20%	0.07	%(d)
Investment income (loss)—net of all reductions (g)	2.49	%(d)	1.46%	1.56%	1.28%	1.20%	0.07	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$5,063		$5,307	$5,067	$4,827	$3,645	$1,126
Portfolio turnover rate	12	%(c)	33%	29%	30%	28%	3	%(c)
	Roszel/JPMorgan International Equity Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.82		$10.97	$12.34	$11.90	$8.91	$10.00
Investment income (loss)—net (a)(g)	0.14		0.08	0.05	0.15	0.16	0.01
Realized and unrealized gain (loss) on investments—net	0.84		2.22	1.52	1.16	2.85	(1.10)
Total from investment operations	0.98		2.30	1.57	1.31	3.01	(1.09)
Distributions to shareholders from:
Investment income—net	—		(0.28)	(0.28)	(0.19)	(0.02)	—
Realized gains—net	—		(0.17)	(2.66)	(0.68)	—	—
Total distributions	—		(0.45)	(2.94)	(0.87)	(0.02)	—
Net asset value, end of period	$13.80		$12.82	$10.97	$12.34	$11.90	$8.91
Total Return (b)	7.57	%(c)	21.44%	16.91%	11.83%	33.80%	(10.90	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.33	%(d)	2.28%	2.51%	2.83%	3.17%	9.47	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.15	%(d)	1.15%	1.15%	1.12%	1.14%	1.15	%(d)
Investment income (loss)—net before expense reductions (e)	0.91	%(d)	(0.47)%	(0.91)%	(0.44)%	(0.43)%	(8.06	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	2.09	%(d)	0.66%	0.45%	1.24%	1.59%	0.26	%(d)
Investment income (loss)—net of all reductions (g)	2.09	%(d)	0.66%	0.45%	1.27%	1.60%	0.26	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$3,544		$3,678	$3,250	$2,993	$3,414	$2,419
Portfolio turnover rate	109	%(c)	45%	77%	168%	117%	35	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Lord Abbett Government Securities Portfolio
	Six Months Ended June 30, 2007							July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004		2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.15		$10.24	$10.41	$10.33		$10.49	$10.00
Investment income (loss)—net (a)(g)	0.22		0.44	0.38	0.40		0.25	0.12
Realized and unrealized gain (loss) on investments—net	(0.19)		(0.08)	(0.16)	0.05		(0.07)	0.45
Total from investment operations	0.03		0.36	0.22	0.45		0.18	0.57
Distributions to shareholders from:
Investment income—net	(0.23)		(0.45)	(0.39)	(0.37)		(0.33)	(0.08)
Realized gains—net	—		—	—	—		(0.01)	—
Total distributions	(0.23)		(0.45)	(0.39)	(0.37)		(0.34)	(0.08)
Net asset value, end of period	$9.95		$10.15	$10.24	$10.41		$10.33	$10.49
Total Return (b)	0.26	%(c)	3.62%	2.12%	4.11%		1.79%	5.70	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.50	%(d)	1.63%	1.55%	1.42%		1.56%	3.82	%(d)
Expenses net of waivers and reimbursements, if any (f)	0.95	%(d)	0.95%	0.95%	0.95%		0.96%	0.95	%(d)
Expenses net of all reductions (g)	0.95	%(d)	0.95%	0.95%	0.95%		0.96%	0.95	%(d)
Investment income (loss)—net before expense reductions (e)	3.85	%(d)	3.73%	3.08%	2.66%		1.81%	(0.65	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	4.42	%(d)	4.41%	3.68%	3.13%		2.41%	2.22	%(d)
Investment income (loss)—net of all reductions (g)	4.42	%(d)	4.41%	3.68%	3.13%		2.41%	2.22	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$7,173		$8,236	$8,956	$10,245		$12,729	$9,149
Portfolio turnover rate	99	%(c)	215%	248%	406%		273%	107	%(c)
	Roszel/BlackRock Fixed-Income Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,					July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004		2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.74		$9.80	$10.05	$10.14		$10.19	$10.00
Investment income (loss)—net (a)(g)	0.18		0.34	0.31	0.26		0.22	0.11
Realized and unrealized gain (loss) on investments—net	(0.13)		(0.04)	(0.21)	(0.02)		0.02	0.16
Total from investment operations	0.05		0.30	0.10	0.24		0.24	0.27
Distributions to shareholders from:
Investment income—net	(0.19)		(0.36)	(0.35)	(0.33)		(0.29)	(0.08)
Realized gains—net	—		—	—	—		(0.00)†	—
Total distributions	(0.19)		(0.36)	(0.35)	(0.33)		(0.29)	(0.08)
Net asset value, end of period	$9.60		$9.74	$9.80	$10.05		$10.14	$10.19
Total Return (b)	0.48	%(c)	3.17%	0.98%	2.04%		2.37%	2.74	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.41	%(d)	1.36%	1.27%	1.22%		1.43%	3.66	%(d)
Expenses net of waivers and reimbursements, if any (f)	0.95	%(d)	0.95%	0.95%	0.97	%(i)	1.00%	1.00	%(d)
Expenses net of all reductions (g)	0.95	%(d)	0.95%	0.95%	0.97%		1.00%	1.00	%(d)
Investment income (loss)—net before expense reductions (e)	3.32	%(d)	3.10%	2.80%	2.35%		1.73%	(0.40	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	3.78	%(d)	3.51%	3.12%	2.60%		2.16%	2.26	%(d)
Investment income (loss)—net of all reductions (g)	3.78	%(d)	3.51%	3.12%	2.60%		2.16%	2.26	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$9,773		$10,615	$13,286	$15,569		$17,958	$11,377
Portfolio turnover rate	95	%(c)	21%	28%	38%		24%	38	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (concluded)

Notes to Financial Highlights:

*  Commencement of investment operations.

**  The amounts shown for a share outstanding throughout the period are not in accord with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of the Portfolio's shares in relation to the fluctuating market value of the investments in the Portfolio.

†  Per share amount is less than $0.01.

(a)  Based on average shares outstanding during the respective periods.

(b)  Total returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at the net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c)  Not annualized.

(d)  Annualized.

(e)  Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f)  Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g)  Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(h)  The Portfolio's expense ratio net of waivers and reimbursements was lowered from 1.25% to 1.15% effective March 3, 2003. The ratio shown reflects the effect of the higher expense ratio for the period January 1 through March 2, 2003.

(i)  The Portfolio's expense ratio net of waivers and reimbursements was lowered from 1.00% to 0.95% effective May 1, 2004. The ratio shown reflects the effect of the higher expense ratio for the period January 1 through April 30, 2004.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited)

1.  Significant Accounting Policies:

MLIG Variable Insurance Trust (the "Trust") is a statutory trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-five separate investment portfolios, each of which is, in effect, a separate mutual fund. Sixteen portfolios are included in this semi-annual report consisting of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/BlackRock Relative Value Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel Marsico Large Cap Growth Portfolio, Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio, Roszel/Cadence Mid Cap Growth Portfolio (formerly Roszel/Franklin Mid Cap Growth Portfolio), Roszel/NWQ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/JPMorgan International Equity Portfolio (formerly Roszel/William Blair International Portfolio), Roszel/Lord Abbett Government Securities Portfolio, and Roszel/BlackRock Fixed-Income Portfolio (the "Portfolios"). Each Portfolio currently offers one class of shares to a separate account of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")), as funding vehicles for certain variable annuity insurance contracts. The Trust does not offer its shares directly to the public. On August 13, 2007, AEGON entered into an agreement with ML&Co. to acquire MLLIC and MLLICNY. The transaction is expected to close in the 4th quarter of 2007. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments—Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the official closing price on that exchange or the official closing price on the NASDAQ on the valuation day; if no official closing is available, securities traded on a U.S. exchange or NASDAQ are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the J.P. Morgan Investor Services Co. (the "Administrator") if those prices are considered by the Administrator to be representative of market values as of the close of business of the New York Stock Exchange (the "NYSE") pursuant to procedures established by and under the supervision of the board of trustees; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the Administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business in the NYSE. Occasionally, events affecting the values of such securities may occur during such times. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees. Investments in other investment companies are valued at the daily closing net asset value of the respective investment company.

Furthermore, in accordance with procedures adopted by the board of trustees, the Roszel/JPMorgan International Equity Portfolio applies fair value pricing on a daily basis except for

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

(b) New accounting pronouncements—In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management's analysis, the adoption of the interpretation did not have an impact to the Portfolios' financial statements upon adoption. Management continually reviews the Portfolios' tax positions and such conclusions under the interpretation based on factors, including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the application of the SFAS 157 and has not at this time determined the impact, if any, resulting from the adoption on the Portfolios' financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities — including an amendment of FASB Statement No. 115."("SFAS 159"), which is effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to elect to measure certain financial assets and liabilities at fair value. The fair value option may be applied instrument by instrument, is irrevocable and is applied only to entire instruments and not to portions of instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management continues to evaluate the impact the adoption of SFAS 159 will have on the Portfolios' financial statement disclosures.

(c) Short Sales—Roszel/Lord Abbett Government Securities Portfolio enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. If the Portfolio shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Portfolio will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Portfolio is liable to the buyer for any interest payable on securities while those securities are in a short position. This interest is booked as an expense of the Portfolio. The Portfolio designates collateral consisting of liquid assets sufficient to collateralize the market value of short positions.

(d) Repurchase agreements—Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

(e) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

(f) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

(g) Expenses—Certain expenses have been allocated to the individual Portfolios of the Trust daily on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

(h) Dividends and distributions—Each Portfolio except Roszel/Lord Abbett Government Securities Portfolio and Roszel/BlackRock Fixed-Income Portfolio (the "Fixed Income Portfolios"), intends to distribute at least annually to shareholders substantially all of its net investment income. The Fixed Income Portfolios declare and pay dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(i) Delayed Delivery Transactions—Each Portfolio, except the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio and the Roszel/Lazard International Portfolio may purchase or sell securities on a "delayed delivery" basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash are designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

(j) Dollar Roll Transactions—The Roszel/Lord Abbett Government Securities Portfolio may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

During the six months ended June 30, 2007, the Portfolio engaged in dollar roll transactions:

Portfolio	Maximum Amount Outstanding During the Period	Principal Amount Outstanding as of 6/30/07	Average Amount Outstanding During the Period	Average Shares Outstanding During the Period	Average Amount Per Share Outstanding During the Period	Fee Income Earned
Roszel/Lord Abbett Government Securities Portfolio	$1,497,009	$50,000	$283,711	752,543	$0.38	—

The average amount outstanding during the six months ended June 30, 2007 was calculated by totaling dollar rolls outstanding at the end of each day and dividing the sum by the number of days in the period.

(k) Taxes—Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.

2.  Investment Advisory Fees and Other Transactions with Affiliates:

The Trust has entered into a management agreement with the Advisor. For the six months ended June 30, 2007, the annual investment advisory fees as a percentage of average daily net assets were as follows:

Portfolio	Fee
Roszel/Lord Abbett Large Cap Value Portfolio	0.80%
Roszel/Davis Large Cap Value Portfolio	0.80%
Roszel/BlackRock Relative Value Portfolio	0.80%
Roszel/Fayez Sarofim Large Cap Core Portfolio	0.80%
Roszel/AllianceBernstein Large Cap Core Portfolio	0.80%
Roszel/Loomis Sayles Large Cap Growth Portfolio	0.80%
Roszel/Rittenhouse Large Cap Growth Portfolio	0.80%
Roszel/Marsico Large Cap Growth Portfolio	0.80%
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	0.80%
Roszel/Cadence Mid Cap Growth Portfolio	0.80%
Roszel/NWQ Small Cap Value Portfolio	0.85%
Roszel/Delaware Small-Mid Cap Growth Portfolio	0.85%
Roszel/Lazard International Portfolio	0.85%
Roszel/JPMorgan International Equity Portfolio	0.85%
Roszel/Lord Abbett Government Securities Portfolio	0.65%
Roszel/BlackRock Fixed-Income Portfolio	0.65%

BlackRock Investment Management, LLC ("BlackRock"), an affiliate of the Advisor serves as sub-adviser for the Roszel/BlackRock Relative Value and Roszel/BlackRock Fixed-Income Portfolios. BlackRock's sub advisory fees are paid by the Advisor. BlackRock is paid an annual fee of 0.35% on the first $200 million, 0.27% on the second $200 million, and 0.25% on assets in excess of $400 million as a percentage of average daily net assets of the Roszel/BlackRock Relative Value Portfolio. BlackRock is paid an annual fee of 0.20% of the average daily net assets of the Roszel/BlackRock Fixed-Income Portfolio.

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

For the six months ended June 30, 2007, the following Portfolios placed a portion of their portfolio transactions with brokerage firms affiliated with the Advisor:

Portfolio	Broker	Commissions Paid
Roszel/Lord Abbett Large Cap Value Portfolio	Merrill Lynch & Co.	$87
	Citation Financial Group	742
Roszel/Davis Large Cap Value Portfolio	Merrill Lynch & Co.	3
Roszel/BlackRock Relative Value Portfolio	Merrill Lynch & Co.	225
Roszel/AllianceBernstein Large Cap Core Portfolio	Merrill Lynch & Co.	278
	Citation Financial Group	59
Roszel/Loomis Sayles Large Cap Growth Portfolio	Merrill Lynch & Co.	76
	Citation Financial Group	225
Roszel/Marsico Large Cap Growth Portfolio	Merrill Lynch & Co.	555
Roszel/NWQ Small Cap Value Portfolio	Citation Financial Group	2,045
Roszel/Delaware Small-Mid Cap Growth Portfolio	Merrill Lynch & Co.	288
	Citation Financial Group	347
Roszel/JPMorgan International Equity Portfolio	Merrill Lynch & Co.	138

A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

Portfolio	Expense Reductions
Roszel/Lord Abbett Large Cap Value Portfolio	$533
Roszel/BlackRock Relative Value Portfolio	150
Roszel/AllianceBernstein Large Cap Core Portfolio	144
Roszel/Loomis Sayles Large Cap Growth Portfolio	185
Roszel/Marsico Large Cap Growth Portfolio	370
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	18
Roszel/NWQ Small Cap Value Portfolio	1,605
Roszel/Delaware Small-Mid Cap Growth Portfolio	232

Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

Average Daily Net Assets	Annual Fee or Rate
Up to $15,000,000	$7,500
Above $15,000,000 - $25,000,000	0.050%
Above $25,000,000 - $50,000,000	0.040%
Above $50,000,000 - $75,000,000	0.030%
Above $75,000,000	0.025%

The Trust's distributor is MLPF&S, an affiliate of the Advisor.

Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY, MLPF&S and Merrill Lynch Insurance Group, Inc.

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

3.  Investments:

Purchases and sales of investments, excluding short-term securities of the Portfolios, for the six months ended June 30, 2007 were as follows:

Portfolio	Purchases	Sales
Roszel/Lord Abbett Large Cap Value Portfolio	$2,515,934	$3,423,591
Roszel/Davis Large Cap Value Portfolio	61,387	447,917
Roszel/BlackRock Relative Value Portfolio	1,540,220	3,531,470
Roszel/Fayez Sarofim Large Cap Core Portfolio	245,200	245,245
Roszel/AllianceBernstein Large Cap Core Portfolio	723,942	1,060,264
Roszel/Loomis Sayles Large Cap Growth Portfolio	857,564	1,255,526
Roszel/Rittenhouse Large Cap Growth Portfolio	2,003,023	2,158,518
Roszel/Marsico Large Cap Growth Portfolio	34,555,484	6,772,701
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	160,970	337,054
Roszel/Cadence Mid Cap Growth Portfolio	3,247,008	3,464,602
Roszel/NWQ Small Cap Value Portfolio	737,167	1,605,632
Roszel/Delaware Small-Mid Cap Growth Portfolio	710,583	1,161,512
Roszel/Lazard International Portfolio	624,221	1,431,396
Roszel/JPMorgan International Equity Portfolio	3,912,259	4,406,836
Roszel/Lord Abbett Government Securities Portfolio	7,401,933	8,639,352
Roszel/BlackRock Fixed-Income Portfolio	9,393,130	11,008,197

As of June 30, 2007, the gross unrealized appreciation (depreciation) on investments based on investments of the Portfolios was as follows:

Portfolio	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Roszel/Lord Abbett Large Cap Value Portfolio	$7,095,268	$1,483,177	$(66,238)	$1,416,939
Roszel/Davis Large Cap Value Portfolio	2,225,836	333,486	(10,587)	322,899
Roszel/BlackRock Relative Value Portfolio	8,722,665	2,309,190	(52,698)	2,256,492
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,359,242	201,911	(12,253)	189,658
Roszel/AllianceBernstein Large Cap Core Portfolio	1,053,077	111,376	(31,306)	80,070
Roszel/Loomis Sayles Large Cap Growth Portfolio	827,265	85,384	(5,866)	79,518
Roszel/Rittenhouse Large Cap Growth Portfolio	7,015,182	1,030,070	(161,315)	868,755
Roszel/Marsico Large Cap Growth Portfolio	36,835,717	3,670,708	(369,975)	3,300,733
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	2,098,284	494,800	(5,325)	489,475
Roszel/Cadence Mid Cap Growth Portfolio	2,153,972	213,137	(24,105)	189,032
Roszel/NWQ Small Cap Value Portfolio	4,208,044	1,169,357	(305,980)	863,377
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,929,948	665,123	(41,114)	624,009
Roszel/Lazard International Portfolio	3,949,623	1,268,041	(67,005)	1,201,036
Roszel/JPMorgan International Equity Portfolio	3,322,946	340,469	(63,084)	277,385
Roszel/Lord Abbett Government Securities Portfolio	7,103,136	5,556	(93,354)	(87,798)
Roszel/BlackRock Fixed-Income Portfolio	10,174,483	5,853	(172,129)	(166,276)

4.  Expense Limitation:

The Trust and the Advisor have entered into an expense limitation agreement which is effective through April 30, 2008, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees. Under the agreement, the Advisor agrees to waive fees payable to it and, if necessary, reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with accounting principles generally accepted in the United States of

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

America, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

Portfolio	Voluntary Expense Limitations
Roszel/Lord Abbett Large Cap Value Portfolio	1.10%
Roszel/Davis Large Cap Value Portfolio	1.10%
Roszel/BlackRock Relative Value Portfolio	1.10%
Roszel/Fayez Sarofim Large Cap Core Portfolio	1.10%
Roszel/AllianceBernstein Large Cap Core Portfolio	1.10%
Roszel/Loomis Sayles Large Cap Growth Portfolio	1.10%
Roszel/Rittenhouse Large Cap Growth Portfolio	1.10%
Roszel/Marsico Large Cap Growth Portfolio	1.10%
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	1.10%
Roszel/Cadence Mid Cap Growth Portfolio	1.10%
Roszel/NWQ Small Cap Value Portfolio	1.15%
Roszel/Delaware Small-Mid Cap Growth Portfolio	1.15%
Roszel/Lazard International Portfolio	1.15%
Roszel/JPMorgan International Equity Portfolio	1.15%
Roszel/Lord Abbett Government Securities Portfolio	0.95%
Roszel/BlackRock Fixed-Income Portfolio	0.95%

The expense limitation is affected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended June 30, 2007, advisory fee waivers and expense reimbursements were as follows:

Portfolio	Advisory Fees Waived	Expense Reimbursement
Roszel/Lord Abbett Large Cap Value Portfolio	$16,799	$—
Roszel/Davis Large Cap Value Portfolio	10,317	12,507
Roszel/BlackRock Relative Value Portfolio	21,708	—
Roszel/Fayez Sarofim Large Cap Core Portfolio	5,903	13,550
Roszel/AllianceBernstein Large Cap Core Portfolio	5,182	13,191
Roszel/Loomis Sayles Large Cap Growth Portfolio	3,804	20,473
Roszel/Rittenhouse Large Cap Growth Portfolio	15,824	—
Roszel/Marsico Large Cap Growth Portfolio	8,101	—
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	10,180	10,265
Roszel/Cadence Mid Cap Growth Portfolio	8,820	12,677
Roszel/NWQ Small Cap Value Portfolio	19,863	—
Roszel/Delaware Small-Mid Cap Growth Portfolio	10,934	10,114
Roszel/Lazard International Portfolio	20,306	—
Roszel/JPMorgan International Equity Portfolio	15,224	5,904
Roszel/Lord Abbett Government Securities Portfolio	20,591	—
Roszel/BlackRock Fixed-Income Portfolio	22,874	—

In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years.

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (concluded)

As of June 30, 2007 the remaining maximum amounts recoverable by the Advisor over the next three years under the expense limitation agreement are as follows:

	Amount Eligible Through			Total Eligible for
Portfolio	2007	2008	2009	Reimbursement
Roszel/Lord Abbett Large Cap Value Portfolio	$22,467	$48,616	$42,946	$114,029
Roszel/Davis Large Cap Value Portfolio	23,031	46,168	46,616	115,815
Roszel/BlackRock Relative Value Portfolio	20,141	44,536	45,191	109,868
Roszel/Fayez Sarofim Large Cap Core Portfolio	19,518	40,359	37,831	97,708
Roszel/AllianceBernstein Large Cap Core Portfolio	19,984	41,604	41,277	102,865
Roszel/Loomis Sayles Large Cap Growth Portfolio	18,350	36,970	49,770	105,090
Roszel/Rittenhouse Large Cap Growth Portfolio	21,628	45,582	42,172	109,382
Roszel/Marsico Large Cap Growth Portfolio	20,732	39,930	46,115	106,777
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	18,899	40,331	40,576	99,806
Roszel/Cadence Mid Cap Growth Portfolio	20,045	41,616	42,684	104,345
Roszel/NWQ Small Cap Value Portfolio	19,004	39,416	38,540	96,960
Roszel/Delaware Small-Mid Cap Growth Portfolio	19,910	42,151	41,610	103,671
Roszel/Lazard International Portfolio	19,705	41,944	40,266	101,915
Roszel/JPMorgan International Equity Portfolio	21,094	43,246	42,580	106,920
Roszel/Lord Abbett Government Securities Portfolio	25,629	59,508	55,318	140,455
Roszel/BlackRock Fixed-Income Portfolio	18,126	46,151	47,739	112,016

5. Subsequent Event:

As of August 6, 2007, Allianz NFJ Investment Group L.P. was appointed sub-adviser to the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio. The name of the Portfolio was subsequently changed to Roszel/Allianz NFJ Small-Mid Cap Value Portfolio.

MLIG Variable Insurance Trust
Basis for Approval of Investment Advisory Contracts (Unaudited)

The Board, which includes as members only trustees who are not "interested persons" as defined in the 1940 Act ("independent trustees"), meets at least on a quarterly basis to review the ongoing operations of the Trust and, at each meeting, considers matters bearing on (1) the Management Agreement between the Trust and Roszel Advisors, and (2) the Sub-Advisory Agreements between Roszel Advisors and the Sub-Advisers to the Portfolios. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.

At a meeting of the Board held in-person on March 16, 2007, the Board, with the assistance of independent counsel, considered (1) the continuance of the Management Agreement with respect to each Portfolio, (2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio (with the exception of the Roszel/JPMorgan International Equity Portfolio, Roszel/Davis Large Cap Value Portfolio, and Roszel/Cadence Mid Cap Growth Portfolio), and (3) the approval of a new Sub-Advisory Agreement with respect to the Roszel/Cadence Mid Cap Growth Portfolio.

The following discussion is not intended to be all-inclusive. With respect to the Management Agreement and each Sub-Advisory Agreement, the Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and its committees, as well as the information discussed during a telephonic meeting held on March 8, 2007.

The Board's determinations were made separately with respect to each Portfolio. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the continuance of the Management Agreement, the continuance of the Sub-Advisory Agreements, or the approval of the new Sub-Advisory Agreement. The Board did not identify any particular information that was all-important or controlling. The approval determinations were made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

In preparation for the March 16, 2007 meeting, the Board held a telephonic meeting on March 8, 2007 to discuss the performance of Roszel Advisors and each Sub-Adviser. The independent trustees specifically requested this additional telephonic meeting in order to provide themselves with an opportunity to obtain information from management and ask questions of management in advance of the in-person meeting. The Board also used the time in between the telephonic and the in-person meeting to meet in a private session with their independent counsel at which no representatives from Roszel Advisors or the Sub-Advisors were present.

At both the March 8, 2007 meeting and the March 16, 2007 in-person meeting, the Board evaluated, among other things, written information provided by Roszel Advisors and each Sub-Adviser, as well as answers to questions posed by the Board to representatives of Roszel Advisors. In response to specific requests from the independent trustees, Roszel Advisors and the Sub-Advisers furnished information concerning a variety of aspects of the operation of the Portfolios including, (1) detail concerning the nature, extent and quality of the services provided by Roszel Advisors and the Sub-Advisers, (2) the investment performance of the Portfolios, (3) the advisory fees, sub-advisory fees and total expenses of the Portfolios, (4) an assessment as to whether any economies of scale existed in connection with the operation of the Portfolios, and (5) information concerning costs of services provided to the Portfolios and the profitability to Roszel Advisors and the Sub-Advisers of providing such services, including any direct or indirect benefits (such as soft dollars) enjoyed by Roszel Advisors, the Sub-Advisers or their respective affiliates as a result of their relationship with the Trust. In addition, the Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including fee, expense and performance information. This report also ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds ("Comparable Group"), and

MLIG Variable Insurance Trust
Basis for Approval of Investment Advisory Contracts (Unaudited) (continued)

a group compiled by the independent consultant consisting of all registered investment companies underlying variable insurance products that are managed in the same investment style as each Portfolio ("Competitor Group").

Below is a discussion of the information considered by the Board, as well as the Board's conclusions with respect to the Management Agreement and Sub-Advisory Agreements presented to the Board for its approval at the March 16, 2007 meeting.

Nature, Extent and Quality of Services Provided by Roszel Advisors and the Sub-Advisers

Roszel Advisors

The Board considered the nature, quality and extent of services provided by Roszel Advisors to the Trust and each of the Portfolios. In making its evaluation with respect to the Management Agreement, the Board considered that under the Management Agreement, Roszel Advisors is the investment manager of the Trust and of each of the Portfolios. As the investment manager, subject to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by Roszel Advisors under the Management Agreement to the Trust and to each of the Portfolios, and that there was a reasonable basis on which to conclude that Roszel Advisors would continue to provide high quality investment management services to the Portfolios.

Sub-Advisers

The Board considered the nature, quality and extent of services provided by each of the Sub-Advisers to the Portfolios. In making its evaluation with respect to the Sub-Advisory Agreements, the Board considered that under each Sub-Advisory Agreement, the respective Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectuses and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that each Sub-Adviser is responsible for (1) providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting its Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.

The Board did not consider the renewal of the Sub-Advisory Agreements for the Roszel/JPMorgan International Equity Portfolio or the Roszel/Davis Large Cap Value Portfolio because the Sub-Advisers for those Portfolios had been managing the investments of the Portfolios for less than a year and were operating under two year agreements.

With respect to the other Portfolios (other than the Roszel/Cadence Mid Cap Growth Portfolio) the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Sub-Adviser under its Sub-Advisory Agreement, and concluded that there was a reasonable basis on which to conclude that the Sub-Adviser would continue to provide satisfactory investment sub-advisory services to the Portfolio.

MLIG Variable Insurance Trust
Basis for Approval of Investment Advisory Contracts (Unaudited) (continued)

With respect to the Roszel/Cadence Mid Cap Growth Portfolio, the Board concluded that, given the Sub-Adviser's experience in managing investments in the style in which the Portfolio is to be managed, and given the fact that the Sub-Adviser has provided satisfactory sub-advisory services to another Portfolio of the Trust, there was a reasonable basis on which to conclude that the Sub-Adviser would be able to provide satisfactory investment sub-advisory services to the Portfolio.

One element of the nature, quality and extent of services is investment performance, which is discussed separately in the following section.

Investment Performance

The Board reviewed information provided by Roszel Advisors with respect to each existing Portfolio's performance compared to its benchmark index for the one year period ended January 31, 2007, the three year period ended January 31, 2007, and the period covering the Portfolio's inception date through January 31, 2007. The Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed performance information for the Portfolios that ranked each Portfolio with its Comparable Group and its Competitor Group. The Board was also provided with statistics for the benchmark returns for various broad market indicators.

In reviewing performance, the Board also considered the size of each Portfolio and the fact that the Portfolios are designed for use in the Consults Annuity and therefore are sub-advised by investment managers that are part of the Merrill Lynch Consults managed brokerage account program (the "Consults Program").

For each of the Portfolios listed below, the Board concluded that continuation of the agreements was appropriate in light of the limited operating history of each Portfolio, the relatively small asset sizes of many of the Portfolios, the relationship between the Portfolio and the Consults Program, and the steps taken by Roszel Advisors to monitor and improve performance. The Board requested that Roszel Advisors closely monitor the performance of those Portfolios that had significantly underperformed their benchmarks. The benchmark and peer group comparisons for the Portfolios are summarized below.

Roszel/Lord Abbett Large Cap Value Portfolio

The Board noted that, although the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one and three year periods ended January 31, 2007, the Portfolio matched the performance of its benchmark since inception. The Portfolio also performed well when compared with its competitors; for the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 1st, 3rd, 2nd, and 1st quintiles, respectively, relative to its Competitor Group.

Roszel/Davis Large Cap Value Portfolio

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one and three year periods ended January 31, 2007, but underperformed its benchmark for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 2nd, 3rd, 2nd, and 2nd quintiles, respectively, relative to its Competitor Group. The Board considered this information solely in connection with its renewal of the Management Agreement with Roszel Advisors since it had recently approved a new Sub-Advisory Agreement for this Portfolio.

Roszel/BlackRock Relative Value Portfolio

The Portfolio slightly underperformed its benchmark, the Russell 1000 Value Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 2nd, 4th, 4th, and 5th quintiles, respectively, relative to its Competitor Group. The Board noted that the Portfolio's more recent performance had been fairly close to that of the Index.

MLIG Variable Insurance Trust
Basis for Approval of Investment Advisory Contracts (Unaudited) (continued)

Roszel/Fayez Sarofim Large Cap Core Portfolio

The Portfolio underperformed its benchmark, the S&P 500 Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 4th, 5th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In evaluating the Portfolio's performance, the Board noted that the Portfolio's net assets of $1.4 million made it the smallest fund in its Comparable Group.

Roszel/AllianceBernstein Large Cap Core Portfolio

The Portfolio underperformed its benchmark, the S&P 500 Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For each of the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 5th quintile relative to its Competitor Group. In evaluating the Portfolio's performance, the Board noted that the Portfolio's net assets of $1.4 million made it the smallest fund in its Comparable Group.

Roszel/Loomis Sayles Large Cap Growth Portfolio

The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For each of the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 5th quintile relative to its Competitor Group. In reviewing this information, the Board noted that, although the Portfolio's overall performance was poor, Loomis Sayles' long term composite performance for accounts managed in the large cap growth investment style compared favorably with the Russell 1000 Growth Index.

Roszel/Rittenhouse Large Cap Growth Portfolio

The Portfolio underperformed its benchmark, the S&P 500 Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 1st, 4th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. The Board noted that the Portfolio's performance had improved vis-à-vis its benchmark and similar funds during 2006.

Roszel/Marsico Large Cap Growth Portfolio

The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 3rd, 5th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In assessing the performance of the Portfolio, the Board noted that the Portfolio had outperformed its benchmark since Marsico became its Sub-Adviser on July 1, 2005.

Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio

The Portfolio underperformed its benchmark, the Russell 2500 Value Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 3rd, 5th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In evaluating the Portfolio's performance, the Board noted that the Portfolio's net assets of $2.6 million made it the smallest fund in its Comparable Group.

Roszel/Cadence Mid Cap Growth Portfolio

The Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 3rd, 3rd, 4th, and 5th quintiles, respectively, relative to its Competitor Group. The Board considered this information solely in connection with its renewal of the Management Agreement with Roszel Advisors since it had recently approved a new Sub-Advisory Agreement for this Portfolio. In connection with the

MLIG Variable Insurance Trust
Basis for Approval of Investment Advisory Contracts (Unaudited) (continued)

approval of a new Sub-Advisory Agreement for the Portfolio, the Board reviewed the performance of a retail mutual fund managed by the Sub-Adviser in the same style as the Portfolio is to be managed, as well as the composite performance of institutional accounts managed by the Sub-Adviser in the same style as the Portfolio is to be managed. For the five year period ended December 31, 2006, the average annual total return of institutional accounts managed by Cadence in the mid cap growth style outperformed the Portfolio's benchmark index and the retail mutual fund managed by Cadence in the mid cap growth style slightly underperformed the Portfolio's benchmark index.

Roszel/NWQ Small Cap Value Portfolio

Although the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one year period ended January 31, 2007, it outperformed its benchmark for the three year period ended January 31, 2007 and for the period since the Portfolio's inception. Additionally, for each of the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 1st quintile relative to its Competitor Group.

Roszel/Delaware Small-Mid Cap Growth Portfolio

The Portfolio underperformed its benchmark, the Russell 2500 Growth Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 4th, 3rd, 3rd, and 4th quintiles, respectively, relative to its Competitor Group.

Roszel/Lazard International Portfolio

The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 4th, 5th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In evaluating the Portfolio's performance, the Board noted that the Portfolio's net assets of $5.5 million made it the smallest fund in its Comparable Group.

Roszel/JPMorgan International Equity Portfolio

The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 5th, 3rd, 5th, and 5th quintiles, respectively, relative to its Competitor Group. The Board considered this information solely in connection with its renewal of the Management Agreement with Roszel Advisors since it had recently approved a new Sub-Advisory Agreement for this Portfolio. In its review, the Board noted that the performance of the Portfolio was for a time period when the Portfolio had been managed by former Sub-Advisers.

Roszel/Lord Abbett Government Securities Portfolio

The Portfolio matched the performance of its benchmark, the Merrill Lynch U.S. Government Master Bond Index, for three year period ended January 31, 2007, but slightly underperformed its benchmark for the one year period ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 2nd, 2nd, 2nd, and 3rd quintiles, respectively, relative to its Competitor Group.

Roszel/BlackRock Fixed-Income Portfolio

The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Domestic Master Bond Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For each of the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 5th quintile relative to its Competitor Group. In evaluating the performance of the Portfolio, the Board noted that the Portfolio would soon have a new management team, which would implement a new strategy for managing the Portfolio.

MLIG Variable Insurance Trust
Basis for Approval of Investment Advisory Contracts (Unaudited) (continued)

Advisory Fees, Sub-Advisory Fees and Total Expenses

The Board considered the advisory fee paid by each Portfolio to Roszel Advisors, as well as the sub-advisory fees paid by Roszel Advisors to the Sub-Advisors. To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent consultant that consisted of detailed information for the existing Portfolios, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and ranked each Portfolio against its Comparable Group and Competitor Group.

The Board noted that each Portfolio's contractual management fees and actual total expenses were greater than the median contractual management fees and median actual total expenses of its peer group. However, significant consideration also was given to the fact that Roszel Advisors has entered into an expense limitation agreement with the Trust, effective through April 30, 2008 (the "Expense Limitation Agreement"), whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The Board also noted that the net asset levels of the Portfolios were generally at the lower end of the net asset range for the Comparable Group and the Competitor Group.

Costs of Services Provided and Profitability

The Board reviewed information provided by Roszel Advisors with respect to the costs of services provided by Roszel Advisors and the estimated profit or loss to Roszel Advisors in providing such services. The information was provided on a Portfolio-by-Portfolio basis and an overall Trust basis. Roszel Advisors estimated that it had made a small profit on the operation of the Trust on an overall basis. On an individual Portfolio basis, Roszel Advisors estimated a loss for all but seven of the Portfolios that it manages (none of the seven Portfolios are described in this Report). Roszel Advisors also estimated that its entire profit was depleted through the payment of administrative services fees to the affiliated insurance companies that offer the variable contracts through which the Trust's Portfolios are offered.

In its review, the Board gave significant consideration to the fact that Roszel Advisors has entered into the Expense Limitation Agreement with the Trust, whereby through April 30, 2008, Roszel Advisors agrees to reimburse each Portfolio for certain fees and expenses to the extent total operating expenses exceed certain limits. The Board reviewed information provided by the Sub-Advisers regarding profitability. The Board concluded that the level of profitability of an unaffiliated Sub-Adviser is not as significant as the profitability of Roszel Advisors. In addition, the Board noted that any Sub-Adviser profit is likely to be relatively modest in light of the net asset levels of the Portfolios.

The Board also reviewed information provided by Roszel Advisors and each Sub-Adviser with respect to any indirect benefits the Sub-Adviser receives as a result of its relationship with the Portfolio. The Board considered each Sub-Adviser's brokerage policies, including any benefits received from soft dollar arrangements. The Board also considered that Sub-Advisers may receive intangible benefits, such as enhanced name recognition. The Board concluded that the benefits derived by the Sub-Advisers were reasonable and consistent with the types of benefits generally derived by Sub-Advisers to mutual funds.

Economies of Scale

The Board considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolios. It was noted that total net assets for the Portfolios remained relatively level during 2006, and a representative from

MLIG Variable Insurance Trust
Basis for Approval of Investment Advisory Contracts (Unaudited) (concluded)

Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. As noted above, Roszel Advisors estimated that it made a small profit from the operation of the Trust as a whole. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios' respective peer groups. Therefore, the Board concluded that the advisory fee structure at the advisor level with respect to the Management Agreements and the sub-advisor level with respect to the Subadvisory Agreements was reasonable and that no changes were currently necessary to reflect economies of scale.

Conclusions

At the March 16, 2007 meeting, the Board having requested and received such information from Roszel Advisors and the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement and the Sub-Advisory Agreements, unanimously approved (1) the continuance of the Management Agreement with respect to each Portfolio through March 31, 2008, (2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio through March 31, 2008 (with the exception of the Roszel/JPMorgan International Equity Portfolio, Roszel/Davis Large Cap Value Portfolio, and Roszel/Cadence Mid Cap Growth Portfolio), and (3) the approval of a new Sub-Advisory Agreement with respect to the Roszel/Cadence Mid Cap Growth Portfolio through March 31, 2009, and further approved the compensation payable to Roszel Advisers by the Trust and the compensation payable to the Sub-Advisers by Roszel Advisers with respect to each Portfolio as set forth in the Management Agreement and each Sub-Advisory Agreement.

Trustees and Officers

Kevin J. Tierney
Independent Trustee and
Chairperson of the Board

Robert M. Bordeman
Independent Trustee

Lisa Wilhelm Haag
Independent Trustee

Deborah J. Adler
President

J. David Meglen
Vice-President

Ann M. Strootman
Treasurer and Chief Financial Officer

Barry G. Skolnick
Secretary and Chief Compliance Officer

Frances C. Grabish
Assistant Secretary

Investment Manager

Roszel Advisors, LLC
1700 Merrill Lynch Drive
Pennington, New Jersey 08534

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Custodian

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

Administrator

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Legal Counsel

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust's portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC's website at http://www.sec.gov.

MLIG Variable Insurance Trust

P.O. Box 44222

Jacksonville, Florida 32231-4222   # 101199RR-0607

MLIG Variable
Insurance Trust

Roszel/Marsico Large Cap Growth Portfolio

Roszel/Lord Abbett Affiliated Portfolio

Roszel/Allianz CCM Capital Appreciation Portfolio

Roszel/Lord Abbett Mid Cap Value Portfolio

Roszel/Seligman Mid Cap Growth Portfolio

Roszel/Allianz NFJ Small Cap Value Portfolio

Roszel/JPMorgan Small Cap Growth Portfolio

Roszel/Delaware Trend Portfolio

Roszel/JPMorgan Multi-Cap Market Neutral Portfolio

Roszel/Lord Abbett Bond Debenture Portfolio

Semi-Annual Report

June 30, 2007

To Our Shareholders:

Investors have had to weather concerns about a less robust economy, higher interest rates, a deteriorating mortgage market and failing hedge funds. Through midyear 2007, none of that mattered much to the stock market. The S&P 500, perhaps the most significant measure of U.S. equity performance, moved to an all time high in June – eclipsing the previous record set before the collapse of the technology bubble in 2000. The market's concerns had not been significant enough to stop the flow of money into stocks. The economy and corporate earnings have slowed but are still growing. Higher interest rates overall and credit problems in certain segments of the mortgage market were a concern and had not seriously impacted the availability of credit.

In addition to the S&P 500, which returned 6.96% for the six months ending June 30, equity returns were positive across most markets. 2007, however, has brought two notable shifts in the pattern of equity returns that we have experienced for several years. First, growth stocks have narrowly supplanted value stocks as the market leaders. The Russell 3000 Growth index, partly because of the resurgence in large technology stocks, gained 8.2%, as the Russell 3000 Value index advanced 6.0%. Second, smaller company stocks no longer enjoy a big performance advantage over larger company stocks. The Russell Top 200 index (the 200 largest companies in the Russell 3000) was up 6.1% year to date, as the Russell 2000 index (the smallest 2000) was up 6.5%. These shifts, toward large company stocks and growth stocks, are typical as a market cycle matures.

The equity market cycle in non-U.S. markets is not as mature. Economic growth and corporate earnings growth both remain higher than in the U.S., contributing to equity returns that continued to outpace those in the U.S. The performance difference has been accentuated by a decline in the value of the dollar. The MSCI EAFE index of developed markets returned 11.1%. Emerging markets continued to post the highest returns – with the MSCI Emerging Markets index up 17.8%.

At the start of 2007, many market participants expected the Federal Reserve to ease its rate targets in the face of a softening economy. They have been confounded by an economy that has not been as bad as many expected and by a Fed that has made containing inflation its top priority. These factors have contributed to a rise in interest rates. After spiking as high as 5.3% in June, the rate on 10-year Treasury bonds ended the first half of 2007 at 5.0% versus 4.7% at the end of 2006. Faced with the rise in rates and a widening of credit spreads (the premium above Treasury rates paid by less creditworthy borrowers) in June, bond performance was lackluster. The Merrill Lynch U.S. Domestic Master Bond Index (a measure of investment grade U.S. bond performance) returned slightly less than 1.0% for the six months ended June 30, 2007. Higher credit spreads meant Corporates were the worst sector in the index returning only 0.8%. Mortgages, partly due to concerns about defaults, returned 0.9%. Government bonds did best, returning 1.1%. Despite the drag of higher rates and wider credit spreads, the higher coupon yield of the Merrill Lynch U.S. High Yield Master Bond index enabled it to return 3.0%. Unaffected by the rise in longer-term rates, 3-Month Treasury Bills showed the strongest fixed income returns – up 2.5%.

Overall, risk is not being rewarded to the same extent or in the same ways as in recent years. We have begun to see some rotation to "late-cycle" sectors and some signs of increasing risk aversion. Nonetheless, earnings growth is slower but still steady and economic growth is not robust but still positive. In this environment, the financial markets responded with good for the first half of 2007.

On the pages following this letter are individual discussions, from each Portfolio's sub-adviser, on what has shaped performance for the first half of 2007 for each Portfolio in the MLIG Variable Insurance Trust.

Roszel Advisors, LLC	MLIG Variable Insurance Trust

John R. Manetta	Deborah J. Adler

President and Chief Investment Officer	President

The views expressed in the "Portfolio Manager's Commentary" for each Portfolio of the Trust are those of the Portfolio's sub-adviser and are not necessarily the opinions of Roszel Advisors, LLC or the sub-adviser of any other Portfolio of the Trust. The views and portfolio holdings are as of June 30, 2007, and may have changed since that date.

In addition to historical information, the Portfolio Manager's Commentary for a Portfolio may include forward looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments, and governmental regulations of the Portfolio and its holdings. Such statements are subject to uncertainty and the impact on a Portfolio may be materially different from what is described herein. The sub-adviser of a Portfolio has no obligation to update or revise these statements.

Investment in a Portfolio of the Trust is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular Portfolio, please refer to the prospectus for the Trust.

TABLE OF CONTENTS

Portfolio Expenses, Portfolio Manager's Commentary, Performance Information, Portfolio Summary and Schedules of Investments:

Notes to Performance Information	4

About Your Portfolio's Expenses	5

Roszel/Marsico Large Cap Growth Portfolio	7

Roszel/Lord Abbett Affiliated Portfolio	11

Roszel/Allianz CCM Capital Appreciation Portfolio	15

Roszel/Lord Abbett Mid Cap Value Portfolio	19

Roszel/Seligman Mid Cap Growth Portfolio	23

Roszel/Allianz NFJ Small Cap Value Portfolio	27

Roszel/JPMorgan Small Cap Growth Portfolio	31

Roszel/Delaware Trend Portfolio	36

Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	40

Roszel/Lord Abbett Bond Debenture Portfolio	53

Statements of Assets and Liabilities	61

Statements of Operations	64

Statements of Changes in Net Assets	67

Financial Highlights	72

Notes to Financial Statements	78

Basis for Approval of Investment Advisory Contracts	84

MLIG Variable Insurance Trust
Notes to Performance Information

Performance information for each Portfolio of the MLIG Variable Insurance Trust as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

Description of Securities Indexes

Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

Merrill Lynch U.S. High Yield Master II Index consists of all U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2000 Growth Index measures the performance of companies in the Russell 2000 Index with higher price to book ratios and higher forecasted growth rates.

Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2500 Growth Index measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Growth Index measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Value Index measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth rates.

S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

3-Month Treasury Bill Index is representative of the average yield of three-month U.S. Treasury Bills.

4

MLIG Variable Insurance Trust
About Your Portfolio's Expenses (Unaudited)

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners ("contract investment options"). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2007 and held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges ("contract fees and charges"). If contract fees and charges were included, the costs shown would be higher.

Based on Actual Portfolio Return

The section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period.

	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During Period* 1/1/07 - 6/30/07	Annualized Six-Month Expense Ratio
Roszel/Marsico Large Cap Growth Portfolio	$1,000.00	$1,093.10	$5.71	1.10%
Roszel/Lord Abbett Affiliated Portfolio	1,000.00	1,051.10	5.49	1.08
Roszel/Allianz CCM Capital Appreciation Portfolio	1,000.00	1,095.30	5.45	1.05
Roszel/Lord Abbett Mid Cap Value Portfolio	1,000.00	1,112.00	5.97	1.14
Roszel/Seligman Mid Cap Growth Portfolio	1,000.00	1,153.80	5.55	1.04
Roszel/Allianz NFJ Small Cap Value Portfolio	1,000.00	1,109.50	6.01	1.15
Roszel/JPMorgan Small Cap Growth Portfolio	1,000.00	1,087.40	6.47	1.25
Roszel/Delaware Trend Portfolio	1,000.00	1,102.80	5.94	1.14
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	1,000.00	1,023.50	15.60	3.11	**
Roszel/Lord Abbett Bond Debenture Portfolio	1,000.00	1,036.90	5.56	1.10

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**  Includes approximately 1.26% of the Portfolio's average net assets associated with dividend expense for securities sold short.

5

MLIG Variable Insurance Trust
About Your Portfolio's Expenses (Unaudited) (concluded)

Based on Hypothetical Return

The section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in shares of the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During Period* 1/1/07 - 6/30/07	Annualized Six-Month Expense Ratio
Roszel/Marsico Large Cap Growth Portfolio	$1,000.00	$1,019.34	$5.51	1.10%
Roszel/Lord Abbett Affiliated Portfolio	1,000.00	1,019.44	5.41	1.08
Roszel/Allianz CCM Capital Appreciation Portfolio	1,000.00	1,019.59	5.26	1.05
Roszel/Lord Abbett Mid Cap Value Portfolio	1,000.00	1,019.14	5.71	1.14
Roszel/Seligman Mid Cap Growth Portfolio	1,000.00	1,019.64	5.21	1.04
Roszel/Allianz NFJ Small Cap Value Portfolio	1,000.00	1,019.09	5.76	1.15
Roszel/JPMorgan Small Cap Growth Portfolio	1,000.00	1,018.60	6.26	1.25
Roszel/Delaware Trend Portfolio	1,000.00	1,019.14	5.71	1.14
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	1,000.00	1,009.37	15.49	3.11	**
Roszel/Lord Abbett Bond Debenture Portfolio	1,000.00	1,019.34	5.51	1.10

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**  Includes approximately 1.26% of the Portfolio's average net assets associated with dividend expense for securities sold short.

6

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

US equity markets have yielded strong overall results year-to-date, withstanding a variety of challenges that included contradictory economic signals, continued housing market weakness, sub-prime lending woes, higher bond yields, sharply-rising oil prices, and fading hopes for an interest rate cut by the Federal Reserve. Through June 30, 2007, the S&P 500 Index gained 6.96% and the Russell 1000 Growth Index rose 8.13%. Recently, large-cap "growth" has outperformed large-cap "value", primarily due to improved performance in the Information Technology sector and weakness in the Financials sector. Higher interest rates recently have pressured some areas of the market, including real estate, diversified financial services, and utility companies. Consumer-related companies have, by and large, been under pressure throughout the year due to concerns regarding housing market weakness, sub-prime lending, and the outlook for consumer discretionary spending. Sectors such as Energy, Materials, and Telecommunications Services have generally performed well.

Factors Affecting Portfolio Performance

For the semi-annual period ended June 30, 2007, the Portfolio outperformed its primary benchmark index, the Russell 1000 Growth Index. Several factors emerged as positive contributors to the Portfolio's performance. The most significant factor was a select holding in the Software & Services industry group, credit card transaction processing company MasterCard (+62%). The Portfolio benefited from investments in mobile communication service providers in Latin America (America Movil S.A.B. de C.V., +37%) and China (China Mobile Ltd., +25%). The positive impact of these price increases was amplified by the Portfolio's emphasis in the Telecommunication Services sector, which was a strong-performing area of investment for the benchmark index in the period. The same applied to the Materials sector, in which an emphasis and select holdings, such as agricultural seed producer Monsanto Co. (+29%) and industrial gas producer Praxair Inc. (+21%), helped returns. Transportation was another area of strength for the Portfolio as positions in railroad companies Union Pacific Corp. and Burlington Northern Santa Fe Corp. had price increases of 25% and 15%, respectively. Other individual positions that had material positive impacts on performance included hotel/casino operator MGM Mirage (+44%), oil services company Schlumberger Ltd. (+34%), aircraft parts producer Precision Castparts Corp. (+17%), and engineering firm Jacobs Engineering Group Inc. (+33%).

There were also a few factors that negatively impacted the Portfolio's performance. An emphasis in the weak-performing Consumer Discretionary sector hurt returns, as did specific holdings such as coffee purveyor Starbucks (-26% prior to being sold), hotel/casino operator Las Vegas Sands Corp. (-15%), Japanese automobile manufacturer Toyota Motor Corp. (-6%), and homebuilders Lennar Corp. (-15% prior to being sold) and KB Home (-17% prior to being sold). A position in health services provider UnitedHealth Group (-5%), one of the largest individual holdings throughout the period, materially detracted from the Portfolio's results. Diversified Financials was an area of weakness, with positions in brokerage firm Lehman Brothers Holdings Inc. and Citigroup Inc. having price declines of 5% and 4%, respectively. (Citigroup was sold during the period.) An underweighted posture in the strong-performing Technology Hardware & Equipment industry group proved to incur an opportunity cost on the Portfolio. Finally, Consumer Staples companies Procter & Gamble Co. (-5% prior to being sold) and CVS Caremark Corp. (-4%) combined to hurt returns.

The preceding commentary was prepared by the Portfolio's sub-adviser, Marsico Capital Management, LLC.

7

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Marsico Large Cap Growth Portfolio	9.31%	16.57%	7.10%
S&P 500 Index	6.96%	20.59%	10.71%
Russell 1000 Growth Index	8.13%	19.04%	9.28%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
UnitedHealth Group, Inc.	2.6%
Mastercard, Inc (Class A)	2.5
Schlumberger Ltd.	2.3
McDonald's Corp.	2.1
China Mobile Ltd., ADR	1.9
Precision Castparts Corp.	1.9
Union Pacific Corp.	1.8
Las Vegas Sands Corp.	1.8
Cisco Systems, Inc	1.8
Comcast Corp. (Class A)	1.7
Total	20.4%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other asset less liabilities.

Holdings by Sector	Percentage of Net Assets
Industrials	11.6%
Consumer Discretionary	10.6
Information Technology	8.0
Financials	5.8
Health Care	5.7
Telecommunication Services	5.0
Materials	4.3
Energy	3.9
Consumer Staples	2.4
Other#	42.7
Total	100.0%

8

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—57.3%
Consumer Discretionary—10.6%
Automobiles—1.6%
Toyota Motor Corp., ADR	7,803	$982,241
Hotels, Restaurants & Leisure—6.7%
Las Vegas Sands Corp.*	14,438	1,102,919
McDonald's Corp.	25,653	1,302,146
MGM Mirage *	11,387	939,200
Station Casinos, Inc.	330	28,644
Wynn Resorts Ltd.	477	42,782
Yum! Brands, Inc.	23,126	756,683
		4,172,374
Media—1.7%
Comcast Corp. (Class A) *	38,835	1,092,040
Multiline Retail—0.4%
Macy's, Inc.	5,736	228,178
Specialty Retail—0.2%
Lowe's Cos., Inc.	5,243	160,908
Total Consumer Discretionary		6,635,741
Consumer Staples—2.4%
Beverages—0.8%
Heineken NV, ADR	17,748	519,129
Food & Staples Retailing—0.9%
CVS Caremark Corp.	14,897	542,996
Food Products—0.7%
Kraft Foods, Inc.	12,757	449,684
Total Consumer Staples		1,511,809
Energy—3.9%
Energy Equipment & Services—2.9%
Baker Hughes, Inc.	2,252	189,460
Cameron International Corp. *	2,687	192,040
Schlumberger Ltd.	16,637	1,413,147
		1,794,647
Oil, Gas & Consumable Fuels—1.0%
Anadarko Petroleum Corp.	3,723	193,559
Apache Corp.	1,291	105,333
Devon Energy Corp.	2,409	188,600
Marathon Oil Corp.	3,032	181,799
		669,291
Total Energy		2,463,938
Financials—5.8%
Capital Markets—3.3%
Goldman Sachs Group, Inc. (The)	4,880	1,057,740
Lehman Brothers Holdings, Inc.	9,522	709,579
UBS AG (Registered)	5,615	336,956
		2,104,275
Commercial Banks—1.1%
Wells Fargo & Co.	19,195	675,088
Diversified Financial Services—0.5%
Moody's Corp.	4,933	306,833

	Shares	Value
Real Estate Management & Development—0.9%
CB Richard Ellis Services, Inc. Class A *	14,623	$533,740
St Joe Co. (The)	583	27,016
		560,756
Total Financials		3,646,952
Health Care—5.7%
Biotechnology—2.0%
Amylin Pharmaceuticals, Inc. *	8,878	365,418
Genentech, Inc. *	10,683	808,276
Genzyme Corp. *	1,090	70,196
		1,243,890
Health Care Providers & Services—2.6%
UnitedHealth Group, Inc.	31,630	1,617,558
Pharmaceuticals—1.1%
Schering-Plough Corp.	22,918	697,624
Total Health Care		3,559,072
Industrials—11.6%
Aerospace & Defense—6.3%
Boeing Co.	7,999	769,184
General Dynamics Corp.	13,084	1,023,430
Lockheed Martin Corp.	10,290	968,598
Precision Castparts Corp.	9,700	1,177,192
		3,938,404
Air Freight & Logistics—0.6%
FedEx Corp.	3,060	339,568
Construction & Engineering—1.3%
Jacobs Engineering Group, Inc. *	14,332	824,233
Road & Rail—3.4%
Burlington Northern Santa Fe Corp.	11,571	985,155
Union Pacific Corp.	9,787	1,126,973
		2,112,128
Total Industrials		7,214,333
Information Technology—8.0%
Communications Equipment—1.8%
Cisco Systems, Inc. *	39,369	1,096,427
Computers & Peripherals—1.2%
Apple, Inc. *	6,030	735,901
Internet Software & Services—1.2%
Google, Inc. (Class A) *	1,415	740,583
IT Services—2.5%
Mastercard, Inc. (Class A)	9,382	1,556,192
Semiconductors & Semiconductor Equipment—1.3%
Intel Corp.	35,005	831,719
Total Information Technology		4,960,822
Materials—4.3%
Chemicals—3.3%
Air Products & Chemicals, Inc.	2,402	193,049
Monsanto Co.	15,458	1,044,033
Praxair, Inc.	11,048	795,346
		2,032,428

See Notes to Financial Statements.
9

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Metals & Mining—1.0%
Freeport-McMoRan Copper & Gold, Inc. (Class B)	7,805	$646,410
Total Materials		2,678,838
Telecommunication Services—5.0%
Diversified Telecommunication Services—1.3%
AT&T, Inc.	19,703	817,675
Wireless Telecommunication Services—3.7%
America Movil SA de CV, ADR	17,403	1,077,768
China Mobile Ltd., ADR	22,247	1,199,113
		2,276,881
Total Telecommunication Services		3,094,556
Total Common Stocks (Cost—$32,465,328)		35,766,061

	Principal Amount	Value
Short-Term Securities—7.0%
Repurchase Agreement **—7.0%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $4,372,217 (Cost—$4,370,389)	$4,370,389	$4,370,389
Total Investments—64.3% (Cost—$36,835,717)		40,136,450
Other Assets Less Liabilities—35.7%		22,247,968
Net Assets—100.0%		$62,384,418

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.
10

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

Supported by above-trend earnings growth and a dwindling supply of shares outstanding, equities returned approximately 7% (on a total return basis) in the six-month period ended June 30, 2007. Though the path higher had its dips and turns, both the Dow Jones Industrial Average and S&P 500 Index reached record levels, with the latter finally cresting (albeit for only a brief period) its prior high established seven years ago. A bevy of mergers and acquisitions, private equity deals, and share buybacks cumulatively left investors with fewer shares of public companies to own.

The industrial sector of the economy looked stronger in the period. With the supply of inventories low and foreign demand robust, manufacturing activity began to accelerate. The Institute for Supply Management's (ISM) survey of the manufacturing sector, for instance, jumped 4.1 points between March and May. In response, year-ahead forward rates on three-month deposits rose, and the yield on the 10-year Treasury bond climbed lockstep. By early June, the rise in the 10-year Treasury bond yield eclipsed that of short-term rates, which triggered a period of consolidation in the equity markets. Though the semiannual period ended June 30, 2007 finished on a down-note, the gains returned during the full period were still quite strong.

Returns in the equity market were broad; however, companies with mid to small capitalizations outperformed large to mega capitalizations. In fact, shares of growth-oriented small and mid cap companies led all other styles of investing. The relative strength of small and mid caps reflected the large number of private equity deals (reportedly worth more than $300 billion) announced between January and June 2007. With the performance of large cap companies trailing those of their smaller peers, the valuation gap (the difference between the prices that investors are willing to pay for the earnings of the companies in each index) widened. At the close of June, the price-to-earnings ratio (P/E) of the S&P 100 Index was about 25% less than the P/E of the small and mid cap indexes. Finally, unlike in the small and mid cap categories, value continued its dominance over growth in the large cap space.

Factors Affecting Portfolio Performance

The largest detractor from performance relative to the Russell 1000 Value Index was the Portfolio's underweight within the integrated oils sector. Although crude oil prices began the year with a rapid sell-off to below $60 per barrel, they subsequently rallied strongly to end on a high note in June, topping $70 per barrel – a level still below that of a year ago. In addition, stock selection within the utilities sector hurt relative performance, as Comcast declined during the period. Although this cable and entertainment provider underperformed, the company was a solid performer in 2006. The Portfolio's underweight of Verizon relative to the index also detracted, as this stock was a strong performer for the period.

The Portfolio's underweight of financial services contributed to relative performance, as the sector performed weakly following the severe market decline in February due to concerns over the sub-prime lending market. The Portfolio's underweight position of Bank of America also contributed, as this large index holding was affected by market skepticism and declined during the period. In addition to financial services, stock selection within the consumer staples sector aided relative performance, with Kroger performing well during the period. This large grocery store chain solidified its competitive position in the marketplace, allowing it to better withstand competition from giant retailers such as Wal-Mart.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord, Abbett & Co. LLC.

11

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Lord Abbett Affiliated Portfolio	5.11%	17.28%	13.86%
S&P 500 Index	6.96%	20.59%	14.66%
Russell 1000 Value Index	6.23%	21.87%	18.58%

  *  See Notes to Performance Information.

  †  May 1, 2003.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Exxon Mobil Corp.	4.9%
General Electric Co.	4.8
Citigroup, Inc.	3.9
AT&T, Inc.	3.6
Sun Microsystems, Inc.	3.3
Procter & Gamble Co.	2.8
American International Group, Inc.	2.3
Kraft Foods, Inc.	2.3
Coca-Cola Enterprises, Inc.	2.0
Abbott Laboratories	2.0
Total	31.9%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Consumer Staples	17.7%
Financials	16.2
Information Technology	14.6
Health Care	11.9
Industrials	9.8
Energy	8.1
Materials	5.9
Utilities	4.1
Telecommunication Services	4.0
Consumer Discretionary	3.9
Other#	3.8
Total	100.0%

12

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—96.2%
Consumer Discretionary—3.9%
Auto Components—0.1%
Goodyear Tire & Rubber Co. (The)*	1,700	$59,092
Internet & Catalog Retail—1.4%
IAC/InterActiveCorp. *	22,650	783,916
Media—1.4%
News Corp. (Class B)	15,100	346,394
Time Warner, Inc.	22,700	477,608
		824,002
Multiline Retail—0.3%
Macy's, Inc.	5,100	202,878
Specialty Retail—0.7%
J. Crew Group, Inc. *	7,500	405,675
Total Consumer Discretionary		2,275,563
Consumer Staples—17.7%
Beverages—5.6%
Anheuser-Busch Cos., Inc.	14,500	756,320
Coca-Cola Co. (The)	18,700	978,197
Coca-Cola Enterprises, Inc.	49,200	1,180,800
Diageo plc, ADR	4,104	341,904
		3,257,221
Food & Staples Retailing—6.4%
Costco Wholesale Corp.	2,200	128,744
CVS Caremark Corp.	29,800	1,086,210
Kroger Co. (The)	36,100	1,015,493
SUPERVALU, Inc.	11,400	528,048
Wal-Mart Stores, Inc.	19,900	957,389
		3,715,884
Food Products—2.5%
Kraft Foods, Inc.	37,534	1,323,074
W.M. Wrigley Jr. Co.	2,400	132,744
		1,455,818
Household Products—3.2%
Kimberly-Clark Corp.	4,000	267,560
Procter & Gamble Co.	26,247	1,606,054
		1,873,614
Total Consumer Staples		10,302,537
Energy—8.1%
Energy Equipment & Services—1.5%
Schlumberger Ltd.	6,354	539,709
Smith International, Inc.	6,000	351,840
		891,549
Oil, Gas & Consumable Fuels—6.6%
Devon Energy Corp.	3,500	274,015
EOG Resources, Inc.	1,600	116,896
Exxon Mobil Corp.	34,044	2,855,610
Occidental Petroleum Corp.	4,900	283,612
Spectra Energy Corp.	10,450	271,282
		3,801,415
Total Energy		4,692,964

	Shares	Value
Financials—16.2%
Capital Markets—3.1%
Bank of New York Co., Inc. (The)*	20,944	$867,919
Charles Schwab Corp. (The)	10,900	223,668
Mellon Financial Corp.	14,600	642,400
Morgan Stanley	1,200	100,656
		1,834,643
Commercial Banks—2.3%
Fifth Third Bancorp.	4,400	174,988
Marshall & Ilsley Corp.	5,600	266,728
PNC Financial Services Group, Inc.	1,700	121,686
Regions Financial Corp.	6,600	218,460
SunTrust Banks, Inc.	2,600	222,924
Wells Fargo & Co.	9,000	316,530
		1,321,316
Diversified Financial Services—5.4%
Citigroup, Inc.	44,224	2,268,249
JPMorgan Chase & Co.	17,553	850,443
		3,118,692
Insurance—3.8%
American International Group, Inc.	19,259	1,348,708
AON Corp.	12,600	536,886
MBIA, Inc.	3,000	186,660
MetLife, Inc.	2,000	128,960
		2,201,214
Thrifts & Mortgage Finance—1.6%
Fannie Mae	14,100	921,153
Total Financials		9,397,018
Health Care—11.9%
Health Care Equipment & Supplies—2.5%
Baxter International, Inc.	13,418	755,970
Boston Scientific Corp. *	46,400	711,776
		1,467,746
Health Care Providers & Services—0.4%
WellPoint, Inc. *	2,600	207,558
Pharmaceuticals—9.0%
Abbott Laboratories	21,200	1,135,260
Bristol-Myers Squibb Co.	21,800	688,008
Eli Lilly & Co.	6,400	357,632
Novartis AG, ADR	9,822	550,720
Sanofi-Aventis, ADR	14,000	563,780
Teva Pharmaceutical Industries Ltd., ADR	23,800	981,750
Wyeth	16,894	968,702
		5,245,852
Total Health Care		6,921,156
Industrials—9.8%
Aerospace & Defense—1.7%
Boeing Co.	2,300	221,168
Raytheon Co.	9,400	506,566
Rockwell Collins, Inc.	4,000	282,560
		1,010,294
Air Freight & Logistics—0.2%
United Parcel Service, Inc. (Class B)	1,300	94,900

See Notes to Financial Statements.
13

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)   (in U.S. dollars)

	Shares	Value
Commercial Services & Supplies—0.4%
Waste Management, Inc.	5,966	$232,972
Electrical Equipment—1.1%
Emerson Electric Co.	13,734	642,751
Industrial Conglomerates—4.8%
General Electric Co.	73,400	2,809,752
Machinery—0.7%
Caterpillar, Inc.	3,042	238,189
Eaton Corp.	1,622	150,846
		389,035
Road & Rail—0.9%
Hertz Global Holdings, Inc.*	19,500	518,115
Total Industrials		5,697,819
Information Technology—14.6%
Communications Equipment—2.0%
Corning, Inc. *	23,600	602,980
Juniper Networks, Inc. *	6,000	151,020
Qualcomm, Inc.	9,400	407,866
		1,161,866
Computers & Peripherals—5.8%
Hewlett-Packard Co.	16,800	749,616
International Business Machines Corp.	5,300	557,825
Network Appliance, Inc. *	5,200	151,840
Sun Microsystems, Inc. *	367,700	1,934,102
		3,393,383
Internet Software & Services—0.4%
Yahoo!, Inc. *	7,500	203,475
IT Services—0.5%
Automatic Data Processing, Inc .	5,400	261,738
Semiconductors & Semiconductor Equipment—3.7%
Altera Corp.	16,700	369,571
Microchip Technology, Inc.	9,500	351,880
Nvidia Corp. *	4,100	169,371
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	35,167	391,409
Texas Instruments, Inc.	23,600	888,068
		2,170,299
Software—2.2%
Microsoft Corp.	29,200	860,524
Oracle Corp. *	21,500	423,765
		1,284,289
Total Information Technology		8,475,050
Materials—5.9%
Chemicals—1.6%
Monsanto Co.	8,972	605,969
Praxair, Inc.	4,608	331,730
		937,699

	Shares	Value
Metals & Mining—3.3%
Barrick Gold Corp.	32,700	$950,589
BHP Billiton Ltd., ADR	2,900	173,275
Freeport-McMoRan Copper & Gold, Inc. (Class B)	9,200	761,944
		1,885,808
Paper & Forest Products—1.0%
International Paper Co.	15,202	593,638
Total Materials		3,417,145
Telecommunication Services—4.0%
Diversified Telecommunication Services—4.0%
AT&T, Inc.	50,492	2,095,418
Verizon Communications, Inc.	5,500	226,435
Total Telecommunication Services		2,321,853
Utilities—4.1%
Electric Utilities—2.1%
FPL Group, Inc.	8,100	459,594
PPL Corp.	11,000	514,690
Progress Energy, Inc.	5,988	272,993
		1,247,277
Multi-Utilities—2.0%
Dominion Resources, Inc.	5,400	466,074
PG&E Corp.	14,700	665,910
		1,131,984
Total Utilities		2,379,261
Total Common Stocks (Cost—$52,480,265)		55,880,366
	Principal Amount
Short-Term Securities—40.2%
Repurchase Agreement **—40.2%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $23,392,324 (Cost—$23,382,542)	$23,382,542	23,382,542
Total Investments—136.4% (Cost—$75,862,807)		79,262,908
Other Liabilities in Excess of Assets—(36.4)%		(21,166,973)
Net Assets—100.0%		$58,095,935

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.
14

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

The "correction" many investors were expecting came at the end of February; the Dow Jones Industrial Average declined 416 points on February 27. But since then the Dow appears to have regained its trend, and perhaps its momentum. In fact, in the wake of the decline we were able to find some attractive investment entry points in terms of relative valuation. There is little doubt that economic growth and profit growth are slowing, but increases in corporate earnings persist and the economy continues to expand (though at a slower rate). From a fundamental viewpoint, there is still evidence of capital spending; recent inventory builds in some sectors appear to be adjusting; and purchasing managers orders have been good. We would tend to agree with the many Wall Street strategists who believe companies' forward earnings estimates are conservative and have room for positive surprise. Many sectors (for example Technology and Health Care) are poised to improve earnings and returns, having spent the past year or more improving balance sheets, buying back equity and paring expenses. The Portfolio has no exposure to the troubled sub-prime market or to housing in general. Equity valuations are still attractive; from this point, any short-term mid-cycle market pullback would only make them more so and present a buying opportunity. If these arguments hold true as we believe they will, the Portfolio's strategies are positioned to benefit from further upswings in the economy as well as in the stock market.

Factors Affecting Portfolio Performance

Led by service companies, the Energy sector was the Portfolio's leading performer in the first half. National Oilwell Varco, which provides oilfield equipment, posted a substantial gain in the first half thanks to continued demand for its drilling rigs. With a growing backlog of orders, there is good visibility for National Oilwell's future earnings. Moreover, about three-fourths of orders are for companies operating in the Eastern Hemisphere (where capital budgets are more driven by oil prices) and should be less vulnerable if natural gas prices should weaken. Transocean Inc.'s deep water services are booked through about 2009, though the company still has some capacity for jack-ups and mid-water drills. With these strong revenue streams and the added boost from Transocean's sizeable share repurchase plan, the stock was another significant contributor to performance.

With exposure to Health Care already lower than that of the Portfolio's benchmark the S&P 500 Index going into 2007, we unwound more positions than we picked up as we are still having difficulty finding attractive risk-reward opportunities in the sector. That said, the Portfolio's holdings did considerably better than those of the benchmark and had a positive impact on relative performance. The Portfolio's position in Schering-Plough, was up in the first half as earnings expectations improved. On the equipment and services side, we've been somewhat more positive and that group has been posting better returns for the past few quarters. Baxter International, a hospital supply company, hosted an extremely upbeat analyst meeting earlier this year. Management raised long-term earnings guidance (through 2011) based on international expansion and productivity improvements, among other factors.

Basic industry continues to benefit from an unusually long period of economic growth and the Materials and Industrials sectors did well. Materials companies with exposure to agriculture (such as Monsanto) did well in the quarter on continued strong commodity prices and growth in demand for ethanol. Among Industrial sector holdings, Precision Castparts was the biggest gainer. Precision Castparts makes casings and other forged products for aerospace and other industrial end markets, and has been benefiting from very strong demand as well as incremental growth from effectively integrated acquisitions.

Positions in financial companies detracted the most from performance in the first half of the year, but we are comfortable with the tilt of the strategy within this group. We continue to avoid the banking segment in favor of insurance and capital markets companies which continue to do well in an otherwise difficult environment for the sector.

The preceding commentary was prepared by the Portfolio's sub-adviser, Cadence Capital Management LLC.

15

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Allianz CCM Capital Appreciation Portfolio	9.53%	14.37%	13.63%
S&P 500 Index	6.96%	20.59%	14.66%
Russell 1000 Index	7.18%	20.43%	11.33%

  *  See Notes to Performance Information.

  †  May 1, 2003.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Cisco Systems, Inc.	2.0%
Apple, Inc.	2.0
Microsoft Corp.	1.8
Cooper Industries Ltd. (Class A)	1.7
Hewlett-Packard Co.	1.6
Transocean, Inc.	1.6
Schlumberger Ltd.	1.5
National Oilwell Varco, Inc.	1.5
Marathon Oil Corp.	1.5
Jacobs Engineering Group, Inc.	1.5
Total	16.7%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Information Technology	26.1%
Industrials	18.0
Financials	12.2
Health Care	11.1
Consumer Discretionary	11.0
Energy	8.7
Materials	5.1
Consumer Staples	4.7
Telecommunication Services	1.3
Utilities	1.1
Other#	0.7
Total	100.0%

16

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—99.3%
Consumer Discretionary—11.0%
Hotels, Restaurants & Leisure—3.2%
Marriott International, Inc. (Class A)	37,190	$1,608,096
McDonald's Corp.	36,730	1,864,415
Starwood Hotels & Resorts Worldwide, Inc.	26,550	1,780,708
		5,253,219
Internet & Catalog Retail—1.1%
Amazon.Com, Inc. *	26,450	1,809,445
Leisure Equipment & Products—1.0%
Mattel, Inc.	63,280	1,600,351
Media—2.5%
Omnicom Group, Inc.	36,520	1,932,638
Walt Disney Co. (The)	59,970	2,047,376
		3,980,014
Multiline Retail—2.0%
JC Penney Co., Inc.	22,790	1,649,540
Nordstrom, Inc.	31,360	1,603,123
		3,252,663
Textiles, Apparel & Luxury Goods—1.2%
Coach, Inc. *	42,230	2,001,280
Total Consumer Discretionary		17,896,972
Consumer Staples—4.7%
Food & Staples Retailing—2.3%
Safeway, Inc.	58,450	1,989,054
Walgreen Co.	40,650	1,769,901
		3,758,955
Food Products—1.1%
ConAgra Foods, Inc.	65,770	1,766,582
Tobacco—1.3%
Loews Corp. - Carolina Group	27,240	2,104,835
Total Consumer Staples		7,630,372
Energy—8.7%
Energy Equipment & Services—4.6%
National Oilwell Varco, Inc. *	24,110	2,513,226
Schlumberger Ltd.	29,710	2,523,568
Transocean, Inc. *	23,940	2,537,161
		7,573,955
Oil, Gas & Consumable Fuels—4.1%
Exxon Mobil Corp.	24,280	2,036,606
Marathon Oil Corp.	41,260	2,473,950
Valero Energy Corp.	29,790	2,200,289
		6,710,845
Total Energy		14,284,800

	Shares	Value
Financials—12.2%
Capital Markets—2.0%
Goldman Sachs Group, Inc. (The)	8,100	$1,755,675
Morgan Stanley	18,750	1,572,750
		3,328,425
Consumer Finance—1.2%
American Express Co.	30,650	1,875,167
Diversified Financial Services—2.4%
Cbot Holdings, Inc. (Class A) *	9,710	2,006,086
JPMorgan Chase & Co.	38,700	1,875,015
		3,881,101
Insurance—5.6%
American International Group, Inc.	27,030	1,892,911
Chubb Corp.	32,610	1,765,505
MetLife, Inc.	28,510	1,838,325
Prudential Financial, Inc.	18,460	1,794,866
Travelers Cos., Inc. (The)	35,960	1,923,860
		9,215,467
Real Estate Investment Trusts—1.0%
Prologis REIT	28,090	1,598,321
Total Financials		19,898,481
Health Care—11.1%
Health Care Equipment & Supplies—2.5%
Baxter International, Inc.	39,380	2,218,669
Zimmer Holdings, Inc. *	22,320	1,894,745
		4,113,414
Health Care Providers & Services—4.9%
Express Scripts, Inc. *	43,440	2,172,434
McKesson Corp.	35,720	2,130,341
Medco Health Solutions, Inc.*	25,250	1,969,247
UnitedHealth Group, Inc.	34,090	1,743,363
		8,015,385
Pharmaceuticals—3.7%
Bristol-Myers Squibb Co.	66,230	2,090,219
Merck & Co., Inc.	38,550	1,919,790
Schering-Plough Corp.	65,550	1,995,342
		6,005,351
Total Health Care		18,134,150
Industrials—18.0%
Aerospace & Defense—4.7%
Boeing Co.	21,540	2,071,286
Lockheed Martin Corp.	18,850	1,774,350
Precision Castparts Corp.	16,210	1,967,246
Raytheon Co.	35,840	1,931,418
		7,744,300
Air Freight & Logistics—1.3%
C.H. Robinson Worldwide, Inc.	38,810	2,038,301
Building Products—1.2%
American Standard Cos., Inc.	34,000	2,005,320

See Notes to Financial Statements.
17

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Construction & Engineering—1.5%
Jacobs Engineering Group, Inc. *	42,790	$2,460,853
Electrical Equipment—2.9%
Cooper Industries Ltd. (Class A)	47,380	2,704,924
Emerson Electric Co.	43,600	2,040,480
		4,745,404
Industrial Conglomerates—1.2%
3M Co.	23,470	2,036,961
Machinery—5.2%
Caterpillar, Inc.	24,470	1,916,001
Deere & Co.	17,210	2,077,935
Parker Hannifin Corp.	22,640	2,216,683
Terex Corp. *	27,480	2,234,124
		8,444,743
Total Industrials		29,475,882
Information Technology—26.1%
Communications Equipment—4.6%
Cisco Systems, Inc. *	117,900	3,283,515
Corning, Inc. *	88,570	2,262,963
Harris Corp.	36,920	2,013,986
		7,560,464
Computers & Peripherals—7.5%
Apple, Inc. *	26,200	3,197,448
Dell, Inc. *	71,060	2,028,763
EMC Corp. *	133,990	2,425,219
Hewlett-Packard Co.	57,170	2,550,925
International Business Machines Corp.	19,880	2,092,370
		12,294,725
Internet Software & Services—1.1%
eBay, Inc. *	56,560	1,820,101
IT Services—1.4%
Mastercard, Inc. (Class A)	13,650	2,264,126
Semiconductors & Semiconductor Equipment—7.3%
Applied Materials, Inc.	100,600	1,998,922
Lam Research Corp. *	41,890	2,153,146
MEMC Electronic Materials, Inc. *	25,040	1,530,445
National Semiconductor Corp.	70,580	1,995,297
Nvidia Corp. *	53,860	2,224,956
Texas Instruments, Inc.	52,300	1,968,049
		11,870,815
Software—4.2%
BMC Software, Inc. *	62,390	1,890,417
Microsoft Corp.	100,790	2,970,281
Oracle Corp. *	100,540	1,981,644
		6,842,342
Total Information Technology		42,652,573
Materials—5.1%
Chemicals—1.4%
Monsanto Co.	34,230	2,311,894

	Shares	Value
Construction Materials—1.1%
Vulcan Materials Co.	15,540	$1,779,952
Metals & Mining—1.4%
Freeport-McMoRan Copper & Gold, Inc. (Class B)	27,310	2,261,814
Paper & Forest Products—1.2%
International Paper Co.	50,130	1,957,577
Total Materials		8,311,237
Telecommunication Services—1.3%
Diversified Telecommunication Services—1.3%
AT&T, Inc.	50,870	2,111,105
Utilities—1.1%
Independent Power Producers & Energy Traders—1.1%
Constellation Energy Group, Inc.	21,260	1,853,234
Total Common Stocks (Cost—$138,686,942)		162,248,806
	Principal Amount
Short-Term Securities—0.7%
Repurchase Agreement **—0.7%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $1,174,118 (Cost—$1,173,627)	$1,173,627	1,173,627
Total Investments—100.0% (Cost—$139,860,569)		163,422,433
Other Assets Less Liabilities—0.0%		9,312
Net Assets—100.0%		$163,431,745

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

REIT—Real Estate Investment Trust

See Notes to Financial Statements.
18

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

Supported by above-trend earnings growth and a dwindling supply of shares outstanding, equities returned approximately 7% (on a total return basis) in the six-month period ended June 30, 2007. Though the path higher had its dips and turns, both the Dow Jones Industrial Average and S&P 500 Index reached record levels, with the latter finally cresting (albeit for only a brief period) its prior high established seven years ago. A bevy of mergers and acquisitions, private equity deals, and share buybacks cumulatively left investors with fewer shares of public companies to own.

The industrial sector of the economy looked stronger in the period. With the supply of inventories low and foreign demand robust, manufacturing activity began to accelerate. The Institute for Supply Management's (ISM) survey of the manufacturing sector, for instance, jumped 4.1 points between March and May. In response, year-ahead forward rates on three-month deposits rose, and the yield on the 10-year Treasury bond climbed lockstep. By early June, the rise in the 10-year Treasury bond yield eclipsed that of short-term rates, which triggered a period of consolidation in the equity markets. Though the semiannual period ended June 30, 2007 finished on a down-note, the gains returned during the full period were still quite strong.

Returns in the equity market were broad; however, companies with mid to small capitalizations outperformed large to mega capitalizations. In fact, shares of growth-oriented small and mid cap companies led all other styles of investing. The relative strength of small and mid caps reflected the large number of private equity deals (reportedly worth more than $300 billion) announced between January and June 2007. With the performance of large cap companies trailing those of their smaller peers, the valuation gap (the difference between the prices that investors are willing to pay for the earnings of the companies in each index) widened. At the close of June, the price-to-earnings ratio (P/E) of the S&P 100 Index was about 25% less than the P/E of the small and mid cap indexes. Finally, unlike in the small and mid cap categories, value continued its dominance over growth in the large cap space.

Factors Affecting Portfolio Performance

For the six month period ended June 30, 2007, the Portfolio outperformed the Russell Midcap Value Index. The portfolio's underweight within the financial services sector was the largest contributor to performance during the period as this sector was negatively impacted by the fallout from a troubled sub-prime mortgage market. The largest contributor to performance overall was Mosaic, the world's largest phosphate producer, which benefited from higher demand and improved pricing for fertilizer. The company also prepaid a portion of its outstanding loans in an effort to reduce overall debt and improve the strength of its balance sheet. King Pharmaceuticals, a healthcare holding, was another significant performer. The company's stock price rose as it surprised the Street by announcing higher than expected earnings for the fourth quarter of 2006, and again for 1Q07.

The largest detractor from performance was stock selection within the consumer discretionary sector. Shares of OfficeMax fell after the company announced disappointing first quarter results, driven mainly by profit deterioration in its contract segment. Another significant detractor was JDS Uniphase, a communications equipment supplier. Shares fell sharply after the company announced a loss for the fiscal third quarter and lower guidance for the fourth quarter. Another significant detractor during the first half of 2007 was NiSource, an energy holding company. Shares slid after management announced that it would not be pursuing the sale of its electric business as many analysts had hoped it would.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord, Abbett & Co. LLC.

19

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Lord Abbett Mid Cap Value Portfolio	11.20%	23.93%	13.50%
S&P 500 Index	6.96%	20.59%	10.71%
Russell Midcap Value Index	8.69%	22.09%	17.17%

  *   See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Qwest Communications International, Inc.	3.2%
R.H. Donnelley Corp.	2.8
McAfee, Inc.	2.6
Interpublic Group of Cos., Inc.	2.4
King Pharmaceuticals, Inc. *	2.4
R.R. Donnelley & Sons Co.	2.3
Embarq Corp.	2.3
Mosiac Co. (The)	2.2
Avaya, Inc.	2.2
EOG Resources, Inc.	2.1
Total	24.5%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Consumer Discretionary	16.0%
Information Technology	13.4
Materials	12.7
Industrials	10.3
Utilities	8.4
Financials	7.8
Health Care	7.4
Telecommunication Services	7.4
Energy	6.4
Consumer Staples	5.3
Other#	4.9
Total	100.0%

20

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—95.1%
Consumer Discretionary—16.0%
Auto Components—0.4%
ArvinMeritor, Inc.	20,100	$446,220
Goodyear Tire & Rubber Co. (The) *	7,600	264,176
		710,396
Distributors—1.7%
Genuine Parts Co.	54,000	2,678,400
Hotels, Restaurants & Leisure—0.9%
Brinker International, Inc.	51,800	1,516,186
Household Durables—2.3%
Newell Rubbermaid, Inc.	56,100	1,651,023
Snap-On, Inc.	42,300	2,136,573
		3,787,596
Media—6.6%
Arbitron, Inc.	8,700	448,311
Clear Channel Communications, Inc.	45,500	1,720,810
Interpublic Group of Cos., Inc. *	347,891	3,965,957
R.H. Donnelley Corp. *	60,700	4,599,846
		10,734,924
Multiline Retail—0.8%
Macy's, Inc.	34,316	1,365,091
Specialty Retail—3.0%
Foot Locker, Inc.	86,400	1,883,520
OfficeMax, Inc.	74,600	2,931,780
		4,815,300
Textiles, Apparel & Luxury Goods—0.3%
Liz Claiborne, Inc.	11,700	436,410
Total Consumer Discretionary		26,044,303
Consumer Staples—5.3%
Beverages—1.9%
Coca-Cola Enterprises, Inc.	126,200	3,028,800
Food & Staples Retailing—2.5%
Kroger Co. (The)	72,100	2,028,173
Safeway, Inc.	59,100	2,011,173
		4,039,346
Food Products—0.9%
Smithfield Foods, Inc. *	48,700	1,499,473
Total Consumer Staples		8,567,619
Energy—6.4%
Energy Equipment & Services—3.6%
GlobalSantaFe Corp.	43,100	3,113,975
Halliburton Co.	79,336	2,737,092
		5,851,067

	Shares	Value
Oil, Gas & Consumable Fuels—2.8%
EOG Resources, Inc.	46,600	$3,404,596
Range Resources Corp.	30,300	1,133,523
		4,538,119
Total Energy		10,389,186
Financials—7.8%
Insurance—7.0%
ACE Ltd.	25,100	1,569,252
Conseco, Inc. *	93,800	1,959,482
Everest Re Group Ltd.	2,300	249,872
Genworth Financial, Inc.	11,500	395,600
PartnerRe Ltd.	38,300	2,968,250
Safeco Corp.	20,800	1,295,008
XL Capital Ltd. (Class A)	34,800	2,933,292
		11,370,756
Real Estate—0.8%
Host Hotels & Resorts, Inc. REIT	56,900	1,315,528
Total Financials		12,686,284
Health Care—7.4%
Health Care Equipment & Supplies—1.5%
Bausch & Lomb, Inc.	34,000	2,360,960
Health Care Providers & Services—1.5%
Aetna, Inc.	25,300	1,249,820
Healthsouth Corp. *	66,400	1,202,504
		2,452,324
Pharmaceuticals—4.4%
King Pharmaceuticals, Inc. *	193,100	3,950,826
Mylan Laboratories, Inc.	179,750	3,269,653
		7,220,479
Total Health Care		12,033,763
Industrials—10.3%
Commercial Services & Supplies—3.4%
Allied Waste Industries, Inc. *	134,200	1,806,332
R.R. Donnelley & Sons Co.	85,105	3,702,918
		5,509,250
Construction & Engineering—1.1%
KBR, Inc. *	67,186	1,762,289
Electrical Equipment—1.7%
Hubbell, Inc. (Class B)	51,800	2,808,596
Machinery—2.9%
Cummins, Inc.	18,200	1,842,022
Joy Global, Inc.	400	23,332
Pentair, Inc.	6,300	242,991
Timken Co.	72,200	2,607,142
		4,715,487
Trading Companies & Distributors—1.2%
W.W. Grainger, Inc.	20,600	1,916,830
Total Industrials		16,712,452

See Notes to Financial Statements.
21

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Information Technology—13.4%
Communications
Equipment—7.4%
ADC Telecommunications, Inc. *	139,600	$2,558,868
Avaya, Inc. *	209,500	3,527,980
JDS Uniphase Corp. *	231,775	3,112,738
Tellabs, Inc. *	264,200	2,842,792
		12,042,378
Internet Software &
Services—0.2%
Openwave Systems, Inc. *	52,800	330,528
Software—5.8%
Cadence Design Systems, Inc. *	146,600	3,219,336
McAfee, Inc. *	119,500	4,206,400
Sybase, Inc. *	82,700	1,975,703
		9,401,439
Total Information Technology		21,774,345
Materials—12.7%
Chemicals—6.9%
Chemtura Corp.	189,900	2,109,789
Eastman Chemical Co.	46,600	2,997,778
Monsanto Co.	28,600	1,931,644
Mosiac Co. (The) *	92,800	3,621,056
Potash Corp. of Saskatchewan	6,978	544,075
		11,204,342
Containers & Packaging—2.9%
Ball Corp.	58,400	3,105,129
Pactiv Corp. *	51,000	1,626,390
		4,731,519
Paper & Forest Products—2.9%
Bowater, Inc.	88,400	2,205,580
MeadWestvaco Corp.	70,000	2,472,400
		4,677,980
Total Materials		20,613,841
Telecommunication Services—7.4%
Diversified Telecommunication Services—7.4%
CenturyTel, Inc.	37,100	1,819,755
Embarq Corp.	58,300	3,694,471
Qwest Communications International, Inc. *	541,500	5,252,550
Windstream Corp.	80,000	1,180,800
Total Telecommunication Services		11,947,576

	Shares	Value
Utilities—8.4%
Electric Utilities—1.9%
Northeast Utilities	110,300	$3,128,108
Gas Utilities—0.4%
Southwest Gas Corp.	16,900	571,389
Multi-Utilities—6.1%
Ameren Corp.	60,500	2,965,105
CMS Energy Corp.	157,000	2,700,400
NiSource, Inc.	143,400	2,969,814
Puget Energy, Inc.	52,700	1,274,286
		9,909,605
Total Utilities		13,609,102
Total Common Stocks (Cost—$121,028,516)		154,378,471
	Principal Amount
Short-Term Securities—14.0%
Repurchase Agreement **—14.0%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $22,748,693 (Cost—$22,739,180)	$22,739,180	22,739,180
Total Investments—109.1% (Cost $143,767,696)		177,117,651
Other Liabilities in Excess of Assets—(9.1)%		(14,820,362)
Net Assets—100.0%		$162,297,289

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.
22

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

The first half of 2007 can be characterized as an environment where investors largely benefited from increased merger & acquisition activity and positive reactions to various earnings reports. Investors appeared to be seeking companies that were maintaining higher growth rates. This approach appears to have propelled Growth to out-perform Value.

We believe that core inflation should remain fairly stable and the Fed will successfully engineer a soft landing. The cumulative effects of a slowing housing market and past interest rate hikes might curb consumer spending, but the economy should remain relatively healthy, supported by industrial and corporate expenditures. We are hopeful that the continued out-performance of Growth over Value will continue, and we are confident that the bottom-up investment approach we employ will allow us to position the Portfolio to take advantage of the opportunities ahead.

The Portfolio continues to be positioned to reflect an anticipated long-term return to Growth with the highest weights in Health Care, Technology and Consumer Discretionary sectors.

Factors Affecting Portfolio Performance

For the year to date ending June 30th 2007, the Portfolio out-performed its benchmark, the Russell Midcap Growth Index.

Stock selection through our disciplined bottom-up investment approach has been the key to this out-performance. Overall, our stock selection has led to positive contributions versus our benchmark. However, it is noted that some of the biggest detractors came from decisions in the Information Technology sector, notably in the Peripherals sub-sector.

For the period, one of our largest overweight sectors versus the benchmark was Health Care. Our investment thesis for Health Care continues to be based on companies creating innovative treatments and devices for many medical conditions that could have a large impact in their particular areas of expertise. This is reflected in our overweight in the sub-sectors of Biotechnology as well as Health Care Equipment and Supplies.

For the period, we are also maintaining an overweight in Information Technology. We believe that technology spending will persist as many companies continue to update their infrastructure. We are looking for continued tech spending and continued strength in merger & acquisition activity. We also see strong interest in smart phones, DRAM and broadband as the sector sees a ramp up in usage of Microsoft's Vista software and increased internet traffic around the world.

Consumer Discretionary maintains a slight underweight relative to the benchmark. While the housing market has weakened, consumers have continued to spend, although more cautiously. We prefer to find opportunities in areas that consumers have shown a particular appetite, with our selections in the hotel/gaming/cable stocks making up the bulk of our allocation.

It was strong stock selection in Consumer Discretionary that made it the largest contributor to performance relative to the benchmark. The decisions in the Retailing and Media sub-sectors helped drive the out-performance.

The combination of an overweight position and stock selection led Health Care to be the second strongest contributor to performance relative the benchmark. Pharmaceuticals was one of the best performing sub-sectors as individual selections were strong. Specific decisions not to own certain pharmaceutical stocks in the benchmark also helped during the period.

The preceding commentary was prepared by the Portfolio's sub-adviser, J. & W. Seligman & Co.

23

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Seligman Mid Cap Growth Portfolio	15.38%	23.67%	12.65%
S&P 500 Index	6.96%	20.59%	10.71%
Russell Midcap Growth Index	10.97%	19.73%	15.45%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
NII Holdings, Inc.	3.4%
Research In Motion Ltd.	3.0
Nutri/System, Inc.	2.9
Gen-Probe, Inc.	2.5
SAVVIS, Inc.	2.5
Gemstar-TV Guide International, Inc.	2.3
Diamond Offshore Drilling	2.2
Pinnacle Entertainment, Inc.	1.9
McDermott International, Inc.	1.9
Microsemi Corp.	1.8
Total	24.4%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Information Technology	23.1%
Consumer Discretionary	20.2
Health Care	16.9
Industrials	13.0
Energy	9.3
Telecommunication Services	6.3
Materials	4.5
Consumer Staples	3.2
Utilities	1.6
Financials	1.2
Other#	0.7
Total	100.0%

24

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—99.3%
Consumer Discretionary—20.2%
Auto Components—1.5%
Goodyear Tire & Rubber Co. *	22,800	$792,528
Diversified Consumer Services—1.8%
Apollo Group, Inc. (Class A) *	16,300	952,409
Hotels, Restaurants & Leisure—5.7%
Life Time Fitness, Inc. *	12,600	670,698
Pinnacle Entertainment, Inc. *	36,200	1,019,030
WMS Industries, Inc. *	14,500	418,470
Wynn Resorts Ltd.	10,300	923,807
		3,032,005
Internet & Catalog Retail—2.9%
Nutri/System, Inc. *	22,600	1,578,384
Media—3.1%
Gemstar-TV Guide International, Inc. *	249,100	1,225,572
Mediacom Communications Corp. (Class A) *	46,800	453,492
		1,679,064
Specialty Retail—3.7%
Gamestop Corp. (Class A) *	11,200	437,920
OfficeMax, Inc.	22,200	872,460
Urban Outfitters, Inc. *	27,800	668,034
		1,978,414
Textiles, Apparel & Luxury Goods—1.5%
Iconix Brand Group, Inc. *	37,100	824,362
Total Consumer Discretionary		10,837,166
Consumer Staples—3.2%
Food & Staples Retailing—1.8%
Rite Aid Corp. *	149,900	956,362
Food Products—1.4%
Smithfield Foods, Inc. *	24,500	754,355
Total Consumer Staples		1,710,717
Energy—9.3%
Energy Equipment & Services—7.6%
Cal Dive International, Inc. *	43,800	728,394
Diamond Offshore Drilling	11,800	1,198,408
Grant Prideco, Inc. *	11,900	640,577
National Oilwell Varco, Inc. *	8,900	927,736
Weatherford International Ltd. *	10,900	602,116
		4,097,231
Oil, Gas & Consumable Fuels—1.7%
Noble Energy, Inc.	14,500	904,655
Total Energy		5,001,886
Financials—1.2%
Diversified Financial Services—1.2%
Chicago Mercantile Exchange Holdings, Inc., Class A	500	267,180
Intercontinental Exchange, Inc. *	2,700	399,195
Total Financials		666,375

	Shares	Value
Health Care—16.9%
Biotechnology—3.5%
BioMarin Pharmaceutical, Inc. *	15,100	$270,894
Celgene Corp. *	6,900	395,577
Cephalon, Inc. *	10,000	803,900
Cepheid, Inc. *	27,500	401,500
		1,871,871
Health Care Equipment & Supplies—6.8%
Beckman Coulter, Inc.	6,000	388,080
Dentsply International, Inc.	22,100	845,546
Gen-Probe, Inc. *	22,200	1,341,324
Northstar Neuroscience, Inc. *	47,100	547,773
Respironics, Inc. *	12,400	528,116
		3,650,839
Health Care Providers & Services—3.0%
Emeritus Corp. *	7,800	241,644
Express Scripts, Inc. *	9,000	450,090
Quest Diagnostics, Inc.	18,000	929,700
		1,621,434
Life Sciences Tools & Services—0.9%
Waters Corp. *	7,500	445,200
Pharmaceuticals—2.7%
Allergan, Inc.	10,800	622,512
Shire plc, ADR	11,200	830,256
		1,452,768
Total Health Care		9,042,112
Industrials—13.0%
Aerospace & Defense—5.1%
AAR Corp. *	18,100	597,481
Goodrich Corp.	11,600	690,896
Precision Castparts Corp.	7,400	898,064
Spirit Aerosystems Holdings, Inc. (Class A) *	15,600	562,380
		2,748,821
Commercial Services & Supplies—1.1%
Geo Group, Inc. (The) *	19,700	573,270
Industrial Conglomerates—3.4%
McDermott International, Inc. *	12,200	1,014,064
Textron, Inc.	7,500	825,825
		1,839,889
Machinery—2.4%
AGCO Corp. *	12,600	546,966
ITT Corp.	10,700	730,596
		1,277,562
Trading Companies & Distributors—1.0%
WESCO International, Inc. *	8,400	507,780
Total Industrials		6,947,322

See Notes to Financial Statements.
25

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Information Technology—23.1%
Communications Equipment—5.4%
Comverse Technology, Inc. *	23,300	$485,805
OpNext, Inc. *	63,100	835,444
Research In Motion Ltd. *	8,000	1,599,920
		2,921,169
Computers & Peripherals—0.9%
Network Appliance, Inc. *	17,000	496,400
Electronic Equipment & Instruments—0.9%
Trimble Navigation Ltd. *	14,700	473,340
Internet Software & Services—3.7%
Equinix, Inc. *	7,500	686,025
SAVVIS, Inc. *	26,600	1,316,966
		2,002,991
IT Services—2.5%
Cognizant Technology Solutions Corp., (Class A) *	12,400	931,116
Gartner, Inc. *	16,100	395,899
		1,327,015
Semiconductors & Semiconductor Equipment—6.6%
Broadcom Corp., (Class A) *	16,100	470,925
Formfactor, Inc. *	23,300	892,390
Intersil Corp., (Class A)	25,800	811,668
Microsemi Corp. *	40,800	977,160
Qimonda AG *	24,300	375,435
		3,527,578
Software—3.1%
Amdocs Ltd. *	11,600	461,912
Business Objects SA, ADR *	17,300	671,932
Electronic Arts, Inc. *	10,600	501,592
		1,635,436
Total Information Technology		12,383,929
Materials—4.5%
Chemicals—2.0%
Mosiac Co. (The) *	13,500	526,770
Zoltec Cos., Inc. *	13,100	544,043
		1,070,813
Metals & Mining—2.5%
Century Aluminum Co. *	8,700	475,281
Freeport-McMoRan Copper & Gold, Inc. (Class B)	10,300	853,046
		1,328,327
Total Materials		2,399,140

	Shares	Value
Telecommunication Services—6.3%
Diversified Telecommunication Services—0.8%
Time Warner Telecom, Inc. *	21,400	$430,140
Wireless Telecommunication Services—5.5%
Crown Castle International Corp. *	7,400	268,398
NII Holdings, Inc. *	22,800	1,840,872
SBA Communications Corp., (Class A) *	25,000	839,750
		2,949,020
Total Telecommunication Services		3,379,160
Utilities—1.6%
Multi-Utilities & Unregulated Power—1.6%
AES Corp. (The) *	38,700	846,756
Total Common Stocks (Cost—$47,968,273)		53,214,563
	Principal Amount
Short-Term Securities—1.6%
Repurchase Agreement **—1.6%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $886,309 (Cost—$885,938)	$885,938	885,938
Total Investments—100.9% (Cost—$48,854,211)		54,100,501
Other Liabilities in Excess of Assets—(0.9)%		(489,665)
Net Assets—100.0%		$53,610,836

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.
26

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Portfolio Manager Commentary – June 30, 2007

Market Conditions

US stocks rose solidly in the six-month period ended June 30, 2007. Corporate earnings and cash levels remained strong and investors largely brushed off concerns that weakness in housing and mortgage markets could spill over to damage the economy at large. Mid and large cap stocks outperformed small caps in the period and growth-oriented stocks beat value stocks, especially among small companies.

Within the small cap value segment of the equity market, stocks in the materials, energy and industrials sectors led the advance, while companies in the financials and utilities sectors declined, on average, for the period. The performance of microcap companies lagged that of small cap companies at the higher end of the segment's capitalization range. Significant mergers and acquisitions activity, largely fueled by pools of private equity funds, buoyed capital markets. This trend was especially true early in the period.

We expect continued worldwide economic growth leading to strong profits for value-oriented companies. We expect the Fed to provide liquidity and we expect interest rates to rise, reflecting continued economic strength. We are hopeful we won't have an economic slow-down. We remain focused on picking stocks correctly. Among small cap stocks we believe the current environment favors managers with strong stock selection skills and expect active strategies to perform well against benchmarks. Within this environment, we continue to forge a bottom-up value portfolio stock by stock and remain confident of our abilities to find attractive opportunities for equity income and capital appreciation.

Factors Affecting Portfolio Performance

An overweight and stock selection in energy and an underweight and stock selection in financials contributed most significantly to the Portfolio's outperformance of the Russell 2000 Value Index. An overweight to industrials and materials and stock selection within the utilities sectors also boosted returns. Stock selection decisions in the materials and health care sectors and an underweighting of technology detracted from relative returns.

In the energy sector, Western Refining, an independent crude oil refiner and marketer of refined products, performed well for the Portfolio. During the period, the company announced that it completed its acquisition of Giant Industries, Inc. With this acquisition, Western became the fourth largest publicly-traded independent refiner and marketer in the United States, with a total crude oil throughput capacity of approximately 223,000 barrels per day. Shares of Holly Corp. rose during the period on refinery profits and a positive outlook for continued strong margins. The company refines, transports, stores and markets petroleum products. The company's refineries produce light products such as gasoline, diesel fuel and jet fuel, which are marketed in the southwestern U.S., northern Mexico and Montana.

Shares of LandAmerica Financial Group rose on continuing earnings improvements for the title insurer and the company's announced buy back of up to 8.5% of its stock. The stock also benefited from the news that a major shareholder suggested that the board should consider selling the company to gain synergies and further improve shareholder value. Lastly, a ruling in California that rebuffed the state insurance commissioner's proposal to limit fees charged to customers boosted the stock.

Among consumer staples companies, share of Corn Products International rose on heightened demand for the corn sweeteners and starches the company produces. The company's products serve worldwide markets for everything from beverage sweeteners to pharmaceuticals and corrugated packaging companies.

Shares of materials company Royal Gold weakened in the period along with prices for gold futures.

The preceding commentary was prepared by the Portfolio's sub-adviser, NFJ Investment Group L.P.

27

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Allianz NFJ Small Cap Value Portfolio	11.02%	21.01%	18.37%
S&P 500 Index	6.96%	20.59%	10.71%
Russell 2000 Value Index	3.80%	16.05%	14.62%

  *  See Notes to Performance Information.

  †  July 1, 2002.

††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Western Refining, Inc.	1.4%
USA Mobility, Inc.	1.3
Kennametal, Inc.	1.3
DRS Technologies, Inc.	1.3
Curtiss-Wright Corp.	1.3
Commercial Metals Co.	1.3
Crane Co.	1.3
Cleveland-Cliffs, Inc.	1.3
Holly Corp.	1.3
Barnes Group, Inc.	1.3
Total	13.1%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Industrials	24.4%
Financials	18.6
Energy	14.0
Materials	10.9
Utilities	9.2
Consumer Staples	8.1
Consumer Discretionary	7.9
Health Care	3.2
Information Technology	2.0
Telecommunication Services	1.3
Other#	0.4
Total	100.0%

28

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—99.6%
Consumer Discretionary—7.9%
Auto Components—1.1%
ArvinMeritor, Inc.	52,100	$1,156,620
Automobiles—1.0%
Thor Industries, Inc.	24,700	1,114,958
Hotels, Restaurants & Leisure—0.9%
CKE Restaurants, Inc.	50,300	1,009,521
Household Durables—1.0%
Ethan Allen Interiors, Inc.	30,800	1,054,900
Specialty Retail—2.9%
Asbury Automotive Group, Inc.	45,100	1,125,245
Brown Shoe Co., Inc.	17,100	415,872
Cato Corp. (The) (Class A)	37,450	821,653
Stein Mart, Inc.	70,000	858,200
		3,220,970
Textiles, Apparel & Luxury Goods—1.0%
Kellwood Co.	38,800	1,091,056
Total Consumer Discretionary		8,648,025
Consumer Staples—8.1%
Food & Staples Retailing—1.9%
Ruddick Corp.	36,700	1,105,404
Weis Markets, Inc.	24,900	1,008,699
		2,114,103
Food Products—4.2%
Corn Products International, Inc.	25,800	1,172,610
J.M. Smucker Co. (The)	18,600	1,184,076
Lancaster Colony Corp.	23,600	988,604
Pilgrim's Pride Corp.	32,000	1,221,440
		4,566,730
Household Products—1.0%
WD-40 Co.	33,200	1,091,284
Tobacco—1.0%
Universal Corp.	18,000	1,096,560
Total Consumer Staples		8,868,677
Energy—14.0%
Energy Equipment & Services—2.0%
Lufkin Industries, Inc.	17,400	1,123,170
Tidewater, Inc.	15,400	1,091,552
		2,214,722
Oil, Gas & Consumable Fuels—12.0%
Berry Petroleum Co. (Class A)	31,800	1,198,224
Cabot Oil & Gas Corp.	35,700	1,316,616
Cimarex Energy Co.	27,300	1,075,893
Frontline Ltd.	25,500	1,169,175
General Maritime Corp.	29,700	795,366
Holly Corp.	19,000	1,409,610
Penn Virginia Corp.	31,000	1,246,200
St. Mary Land & Exploration Co.	33,600	1,230,432
Teekay Corp.	9,800	567,518
Tsakos Energy Navigation Ltd.	13,200	922,812
Western Refining, Inc.	25,600	1,479,680
World Fuel Services Corp.	16,200	681,372
		13,092,898
Total Energy		15,307,620

	Shares	Value
Financials—18.6%
Commercial Banks—6.5%
Amcore Financial, Inc.	23,800	$689,962
Bancorpsouth, Inc.	44,300	1,083,578
Bank of Hawaii Corp.	21,700	1,120,588
Cullen/Frost Bankers, Inc.	21,600	1,154,952
FirstMerit Corp.	10,300	215,579
Old National Bancorp	53,010	880,496
Provident Bancshares Corp.	32,000	1,048,960
Susquehanna Bancshares, Inc.	43,400	970,858
		7,164,973
Consumer Finance—1.2%
Advance America Cash Advance Centers, Inc.	76,500	1,357,110
Insurance—3.6%
American Equity Investment Life Holding Co.	91,100	1,100,488
Delphi Financial Group, Inc.	26,850	1,122,867
Infinity Property & Casualty Corp.	21,800	1,105,914
LandAmerica Financial Group, Inc.	5,600	540,344
Ohio Casualty Corp.	600	25,986
		3,895,599
Real Estate—6.3%
CBL & Associates Properties, Inc. REIT	25,800	930,090
Equity One, Inc. REIT	43,600	1,113,980
First Industrial Realty Trust, Inc. REIT	25,000	969,000
Healthcare Realty Trust, Inc. REIT	32,700	908,406
HRPT Properties Trust REIT	92,800	965,120
Nationwide Health Properties, Inc. REIT	33,400	908,480
Potlatch Corp. REIT	25,437	1,095,063
		6,890,139
Thrifts & Mortgage Finance—1.0%
Washington Federal, Inc.	46,220	1,123,608
Total Financials		20,431,429
Health Care—3.2%
Health Care Equipment & Supplies—1.6%
Invacare Corp.	38,200	700,206
West Pharmaceutical Services, Inc.	22,700	1,070,305
		1,770,511
Health Care Providers & Services—1.6%
Landauer, Inc.	9,500	467,875
Owens & Minor, Inc.	35,000	1,222,900
		1,690,775
Total Health Care		3,461,286
Industrials—24.4%
Aerospace & Defense—2.6%
Curtiss-Wright Corp.	31,000	1,444,910
DRS Technologies, Inc.	25,300	1,448,931
		2,893,841
Airlines—0.9%
Skywest, Inc.	42,100	1,003,243

See Notes to Financial Statements.
29

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Building Products—2.7%
Lennox International, Inc.	31,200	$1,067,976
Simpson Manufacturing Co., Inc.	35,600	1,201,144
Universal Forest Products, Inc.	16,100	680,386
		2,949,506
Commercial Services & Supplies—1.7%
Ennis, Inc.	48,000	1,128,960
Kelly Services, Inc. (Class A)	27,700	760,642
		1,889,602
Electrical Equipment—2.1%
Acuity Brands, Inc.	17,900	1,079,012
Regal-Beloit Corp.	24,900	1,158,846
		2,237,858
Industrial Conglomerates—1.0%
Teleflex, Inc.	13,400	1,095,852
Machinery—9.2%
Albany International Corp.	28,700	1,160,628
Barnes Group, Inc.	44,100	1,397,088
Briggs & Stratton Corp.	35,300	1,114,068
Crane Co.	31,200	1,418,040
Harsco Corp.	25,300	1,315,600
Kennametal, Inc.	17,800	1,460,134
Lincoln Electric Holdings, Inc.	15,300	1,135,872
Mueller Industries, Inc.	29,600	1,019,424
		10,020,854
Marine—1.1%
Genco Shipping & Trading Ltd.	28,600	1,180,036
Road & Rail—2.0%
Arkansas Best Corp.	27,500	1,071,675
Werner Enterprises, Inc.	55,100	1,110,265
		2,181,940
Trading Companies & Distributors—1.1%
Applied Industrial Technologies, Inc.	41,600	1,227,200
Total Industrials		26,679,932
Information Technology—2.0%
Electronic Equipment & Instruments—2.0%
Technitrol, Inc.	39,700	1,138,199
Tektronix, Inc.	32,300	1,089,802
		2,228,001
Materials—10.9%
Chemicals—5.3%
Lubrizol Corp.	20,700	1,336,185
Methanex Corp.	46,700	1,174,038
RPM International, Inc.	52,100	1,204,031
Sensient Technologies Corp.	41,700	1,058,763
Westlake Chemical Corp.	37,200	1,046,064
		5,819,081
Metals & Mining—5.6%
Agnico-Eagle Mines, Ltd.	33,400	1,219,100
Cleveland-Cliffs, Inc.	18,200	1,413,594
Commercial Metals Co.	42,000	1,418,340
Iamgold Corp.	147,900	1,132,914
Royal Gold, Inc.	38,100	905,637
		6,089,585
Total Materials		11,908,666

	Shares	Value
Telecommunication Services—1.3%
Wireless Telecommunication Services—1.3%
USA Mobility, Inc. *	55,000	$1,471,800
Utilities—9.2%
Electric Utilities—1.9%
Cleco Corp.	39,600	970,200
Westar Energy, Inc.	45,100	1,095,028
		2,065,228
Gas Utilities—6.3%
Atmos Energy Corp.	37,200	1,118,232
Energen Corp.	24,900	1,368,006
National Fuel Gas Co.	27,400	1,186,694
Southwest Gas Corp.	29,100	983,871
UGI Corp.	42,400	1,156,672
WGL Holdings, Inc.	34,000	1,109,760
		6,923,235
Multi-Utilities—1.0%
Vectren Corp.	39,900	1,074,507
Total Utilities		10,062,970
Total Common Stocks (Cost—$85,498,593)		109,068,406
	Principal Amount
Short-Term Securities—3.3%
Repurchase Agreement **—3.3%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $3,680,562 (Cost—$3,679,023)	$3,679,023	3,679,023
Total Investments—102.9% (Cost—$89,177,616)		112,747,429
Other Liabilities in Excess of Assets—(2.9)%		(3,223,459)
Net Assets—100.0%		$109,523,970

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.
30

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Portfolio Manager Commentary – June 30, 2007

Market Conditions

U.S. equity markets posted solid gains for the six-month period ended June 30, 2007. However, rising bond yields and increased investor anxiety over U.S. credit quality prompted a rise in volatility toward the end of the period, limiting the market's advance and returns in the bond market.

Economic growth for the U.S. slowed to a meager 0.7% in the first quarter, with indications of a pickup in the manufacturing sector, as well as ongoing strength in the labor market and consumer spending that may lead to a strong rebound in economic activity for the second quarter. Investors continue to be encouraged by declining core inflation. The Federal Reserve's (Fed) preferred inflation measure, the core personal consumption expenditures (PCE) deflator, fell to 1.9% in May, within the Fed's longer-term target range. Strong earnings growth was a further tailwind for stock prices as earnings for the first quarter registered 7.9% growth versus consensus estimates of 3.7%.

Markets saw increased volatility in early June, as optimism for U.S. growth prospects pushed Treasury yields sharply higher. The Fed kept interest rates steady over the period, as Fed officials reiterated that inflation remains their primary concern. Market participants now look for the fed funds rate to stay at 5.25% for the remainder of the year, with interest rate futures pricing the possibility of a decrease in early 2008.

The S&P 500 Index returned 7.0% during the period. Large-cap stocks gained leadership over small-cap stocks for the year-to-date as the Russell 2000 Index gained 6.5%, underperforming the broad U.S. equity market by 0.5%. The overall equity market as measured by the Russell 3000 was up 7.1%.

Factors Affecting Portfolio Performance

The Portfolio, which seeks capital growth over the long term, underperformed its benchmark, the Russell 2000 Growth Index, during the six months ended June 30, 2007. We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We aim to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments are subjected to rigorous financial analysis, as we believe that a disciplined valuation process is necessary to enhance long-term returns. Stock selection in the information technology and energy sectors detracted from performance, while, stock selection in the consumer discretionary and financials sectors aided results.

Among the top detractors was Rackable Systems Inc., which engages in the design, manufacture and implementation of computer servers and storage systems. Rackable reported a first-quarter loss on lower revenue and a surge in expenses. Intense competition from rivals at the company's largest customers forced Rackable to cut prices, resulting in a first-quarter warning and subsequent loss. The resulting price cut enabled the company to maintain share and revenue targets despite the competition. Isilon Systems Inc., which designs, develops and markets clustered storage systems for storing and managing digital content, was another detractor. Shares of Isilon declined after the company reported a narrower first-quarter loss that missed expectations. Despite the negative developments, Isilon's product revenue more than doubled year-over-year.

Among the top contributors was General Cable Corp., which designs, manufactures and markets copper, aluminum and fiber optic wire and cable products. General Cable was positively impacted by double-digit revenue and earnings growth. Worldwide demand for electrical infrastructure and increasing demand, particularly for overhead transmission cables in the U.S. and Europe, as well as better pricing realization for high-voltage products, drove these positive results. Priceline.com, which operates as an online travel company in the U.S. and Europe, was another contributor. Shares of Priceline.com advanced as the company raised the high end of its guidance for 2007 and said it expects 2007 earnings at or slightly above the high end of guidance.

The Portfolio did not undergo any material changes over the period.

The preceding commentary was prepared by the Portfolio's sub-adviser, J.P. Morgan Investment Management, Inc.

31

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/JPMorgan Small Cap Growth Portfolio	8.74%	20.94%	11.20%
S&P 500 Index	6.96%	20.59%	10.71%
Russell 2000 Growth Index	9.33%	16.83%	13.08%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
General Cable Corp.	2.2%
VeriFone Holdings, Inc.	1.8
Arthrocare Corp.	1.6
priceline.com, Inc.	1.6
Adams Respiratory Therapeutics, Inc.	1.5
Ansys, Inc.	1.5
Gentiva Health Services, Inc.	1.4
Marlin Business Services Corp.	1.4
Smith & Wesson Holding Corp.	1.4
DJO, Inc.	1.4
Total	15.8%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Information Technology	25.8%
Health Care	23.1
Consumer Discretionary	18.7
Financials	9.4
Industrials	8.6
Energy	6.6
Materials	2.6
Telecommunication Services	2.0
Consumer Staples	1.9
Other#	1.3
Total	100.0%

32

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—98.7%
Consumer Discretionary—18.7%
Distributors—1.1%
LKQ Corp. *	34,350	$847,071
Diversified Consumer Services—0.9%
INVESTools, Inc. *	72,704	724,132
Hotels, Restaurants & Leisure—4.4%
Chipotle Mexican Grill, Inc. (Class A) *	5,100	434,928
Gaylord Entertainment Co. *	13,900	745,596
Jamba, Inc. *	27,750	253,635
Orient-Express Hotels Ltd.	6,050	323,070
Red Robin Gourmet Burgers, Inc. *	11,450	462,237
Shuffle Master, Inc. *	17,900	297,140
Sonic Corp. *	15,800	349,496
WMS Industries, Inc. *	16,000	461,760
		3,327,862
Household Durables—1.1%
Champion Enterprises, Inc. *	84,500	830,635
Internet & Catalog Retail—3.4%
FTD Group, Inc.	25,000	460,250
Gaiam, Inc. (Class A) *	49,900	909,677
priceline.com, Inc. *	17,600	1,209,824
		2,579,751
Leisure Equipment & Products—1.4%
Smith & Wesson Holding Corp. *	63,600	1,065,300
Media—1.4%
Lions Gate Entertainment Corp. *	32,350	356,821
Morningstar, Inc. *	14,850	698,321
		1,055,142
Specialty Retail—2.3%
GameStop Corp. (Class A) *	22,150	866,065
Hibbett Sports, Inc. *	18,500	506,530
J. Crew Group, Inc. *	7,316	395,722
		1,768,317
Textiles, Apparel & Luxury Goods—2.7%
Iconix Brand Group, Inc. *	34,000	755,480
Quicksilver, Inc. *	54,050	763,726
Under Armour, Inc. (Class A) *	10,950	499,868
		2,019,074
Total Consumer Discretionary		14,217,284
Consumer Staples—1.9%
Food Products—0.7%
SunOpta, Inc. *	44,190	492,719
Personal Products—1.2%
Bare Escentuals, Inc. *	27,750	947,662
Total Consumer Staples		1,440,381
Energy—6.6%
Energy Equipment & Services—3.7%
Hornbeck Offshore Services, Inc. *	24,043	931,907

	Shares	Value
Oceaneering International, Inc. *	17,700	$931,728
Universal Compression
Holdings, Inc. *	12,550	909,498
		2,773,133
Oil, Gas & Consumable Fuels—2.9%
Bois d'Arc Energy, Inc. *	23,600	401,908
Penn Virginia Corp.	23,800	956,760
Venoco, Inc. *	16,100	300,587
World Fuel Services Corp.	13,400	563,604
		2,222,859
Total Energy		4,995,992
Financials—9.4%
Capital Markets—1.9%
Affiliated Managers Group, Inc. *	5,350	688,866
Investment Technology Group, Inc. *	17,000	736,610
		1,425,476
Commercial Banks—0.7%
Bancorp, Inc. *	23,500	525,460
Diversified Financial Services—2.4%
Endeavor Acquisition Corp. *	65,150	768,770
Marlin Business Services Corp. *	50,192	1,069,592
		1,838,362
Insurance—2.6%
Castlepoint Holdings Ltd.	47,850	702,916
ProAssurance Corp. *	6,850	381,340
Security Capital Assurance Ltd.	29,550	912,208
		1,996,464
Real Estate—0.9%
Resource Capital Corp. REIT	46,100	644,478
Thrifts & Mortgage Finance—0.9%
WSFS Financial Corp.	10,850	709,915
Total Financials		7,140,155
Health Care—23.1%
Biotechnology—2.9%
BioMarin Pharmaceutical, Inc. *	17,700	317,538
Keryx Biopharmaceuticals, Inc. *	29,350	286,750
Myriad Genetics, Inc. *	23,750	883,262
Theravance, Inc. *	10,550	337,600
United Therapeutics Corp. *	6,100	388,936
		2,214,086
Health Care Equipment & Supplies—7.5%
Arthrocare Corp. *	28,200	1,238,262
DJO, Inc. *	25,800	1,064,766
Hologic, Inc. *	6,100	337,391
Kyphon, Inc. *	18,850	907,627
Mentor Corp.	14,150	575,622
Meridian Bioscience, Inc.	18,300	396,378
Neurometrix, Inc. *	21,600	209,736
Northstar Neuroscience, Inc. *	37,995	441,882
Thoratec Corp. *	29,350	539,747
		5,711,411

See Notes to Financial Statements.
33

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (continued)   (in U.S. dollars)

	Shares	Value
Health Care Providers & Services—4.5%
Chemed Corp.	14,950	$991,035
Gentiva Health Services, Inc. *	54,300	1,089,258
Healthways, Inc. *	18,200	862,134
Psychiatric Solutions, Inc. *	12,550	455,063
		3,397,490
Health Care Technology—1.8%
Allscripts Healthcare Solutions, Inc. *	22,950	584,766
Omnicell, Inc. *	36,650	761,587
		1,346,353
Life Sciences Tools & Services—4.1%
Covance, Inc. *	859	58,893
Enzo Biochem, Inc. *	53,975	806,926
Exelixis, Inc. *	36,050	436,205
Icon plc ADR *	16,800	734,832
Illumina, Inc. *	14,850	602,762
Medivation, Inc. *	16,200	330,966
Nektar Therapeutics *	19,700	186,953
		3,157,537
Pharmaceuticals—2.3%
Adams Respiratory Therapeutics, Inc. *	29,050	1,144,280
Nastech Pharmaceutical Co., Inc. *	21,700	236,747
Viropharma, Inc. *	25,100	346,380
		1,727,407
Total Health Care		17,554,284
Industrials—8.6%
Aerospace & Defense—1.2%
Heico Corp.	22,550	948,904
Air Freight & Logistics—0.7%
UTi Worldwide, Inc.	20,500	549,195
Commercial Services & Supplies—1.7%
Geo Group, Inc. (The) *	14,800	430,680
Interface, Inc. (Class A)	44,400	837,384
		1,268,064
Electrical Equipment—3.0%
Acuity Brands, Inc.	10,000	602,800
General Cable Corp. *	21,650	1,639,987
		2,242,787
Machinery—1.0%
Kaydon Corp.	14,350	747,922
Marine—1.0%
American Commercial Lines, Inc. *	30,150	785,408
Total Industrials		6,542,280
Information Technology—25.8%
Communications Equipment—2.4%
Polycom, Inc. *	19,100	641,760
Starent Networks Corp. *	15,400	226,380
Viasat, Inc. *	30,100	966,210
		1,834,350

	Shares	Value
Computers & Peripherals—0.6%
Isilon Systems, Inc. *	29,650	$457,203
Electronic Equipment & Instruments—0.7%
IPG Photonics Corp. *	26,200	522,690
Internet Software & Services—6.2%
Bankrate, Inc. *	20,750	994,340
DealerTrack Holdings, Inc. *	28,600	1,053,624
Digital River, Inc. *	16,800	760,200
Liquidity Services, Inc. *	38,400	721,152
Marchex, Inc. (Class B)	29,150	475,728
Switch & Data Facilities Co., Inc. *	29,530	566,681
TechTarget, Inc. *	12,800	164,480
		4,736,205
IT Services—3.9%
Gartner, Inc. *	24,900	612,291
Syntel, Inc.	17,400	528,786
VeriFone Holdings, Inc. *	39,500	1,392,375
Wright Express Corp. *	11,700	400,959
		2,934,411
Semiconductors & Semiconductor Equipment—6.8%
Anadigics, Inc. *	42,950	592,281
Diodes, Inc. *	14,550	607,754
Formfactor, Inc. *	22,950	878,985
Hittite Microwave Corp. *	14,550	621,721
Microsemi Corp. *	39,750	952,012
Tessera Technologies, Inc. *	18,400	746,120
Varian Semiconductor Equipment Associates, Inc. *	19,150	767,149
		5,166,022
Software—5.2%
Ansys, Inc. *	42,100	1,115,650
Blackboard, Inc. *	24,850	1,046,682
Nuance Communications, Inc. *	59,750	999,617
Sourcefire, Inc. *	27,100	379,129
Taleo Corp. (Class A) *	17,200	387,516
		3,928,594
Total Information Technology		19,579,475
Materials—2.6%
Construction Materials—0.9%
Eagle Materials, Inc.	14,650	718,582
Metals & Mining—1.7%
Allegheny Technologies, Inc.	3,550	372,324
Century Aluminum Co. *	16,903	923,411
		1,295,735
Total Materials		2,014,317

See Notes to Financial Statements.
34

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Telecommunication Services—2.0%
Diversified Telecommunication Services—2.0%
Cbeyond, Inc. *	26,400	$1,016,664
Globalstar, Inc. *	48,725	504,304
Total Telecommunication Services		1,520,968
Total Common Stocks (Cost—$63,518,826)		75,005,136
Total Investments—98.7% (Cost—$63,518,826)		75,005,136
Other Assets Less Liabilities—1.3%		1,021,417
Net Assets—100.0%		$76,026,553

*  Non-income producing security.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See Notes to Financial Statements.
35

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

The year started off well on the base of strong corporate profit growth and heightened deal activity, extending the market rally that began in August 2006. Sentiment quickly changed in February due to rising fears about contagion spreading from the sub-prime lending market, relatively weak economic growth data, and announcements from Chinese authorities about their intent to curb market speculation. These all contrived to deliver a major sell-off late in the month. Over the ensuing weeks, however, many of these concerns abated, and the markets rebounded. Continued strength in earnings and a frenzy of deal activity once again lifted the market, in many cases to new highs, through June. In the first half of 2007, mid-cap stocks saw the strongest gains followed closely by large-caps, while small-caps were somewhat lagging. Among small/mid-cap stocks, growth outperformed value, and gains were widespread, with all sectors of the Russell 2500 Growth Index posting positive returns. The financial sector was the only sector in the index that saw some weakness due to the negative sentiment emanating from the sub-prime lending industry.

Factors Affecting Portfolio Performance

The Portfolio also rose in the six month period but fell short of the benchmark, the Russell 2500 Growth Index, which benefited from the strength of mid-caps. Stock selection was positive, led by strength in the consumer non-durables and healthcare sectors but was more than offset by the negative impact from sector allocation, due to the Portfolio's underweighted positions in the basic industry and energy sectors.

The biggest individual contributor to performance was footwear apparel company, Crocs Inc., rising over 99% during the period as the company continues to report healthy earnings and sales growth. Also posting gains was Align Technology, increasing over 72% during the first half of 2007 based on strong sales of its Invisalign method for teeth-straightening. A number of newly acquired positions also had a positive contribution for the period. Claims-processing company, Solera Holdings Inc., gained more than 21% since its IPO in May. Technology companies, Riverbed Technology Inc. and Nuance Communications Inc., were two more additions to our holdings in 2007 that have added nicely to the Portfolio.

The worst performer during the quarter was customized server manufacturer, Rackable Systems, falling 46% on dramatically lower-than expected results. As a result, we exited this position in February, missing further downside in April through June. Negative contribution also came from tax service provider, Jackson Hewitt, as it declined over 21% after suits were filed against some of the company's franchisees. We exited from the position as a result of these developments. Athletic apparel manufacturer, Under Armour Inc., was also a hindrance to performance for the period. Even though it met analysts' earning expectations, Under Armour still fell 9% for the period. Although we lightened up on this position during the time period, it still remains one of our biggest weights in the Portfolio since we continue to believe in its long-term growth potential.

As we enter the second half of the year, positive momentum for further stock appreciation still remains. Whereas overall economic conditions also still appear to be favorable, the potential for higher energy prices and interest rates are possible future roadblocks that may preclude recent price gains from continuing. We are optimistic, however, that companies that demonstrate the ability to deliver strong earnings and sales growth will be rewarded and we will continue to seek out and hold onto companies that demonstrate these characteristics.

The preceding commentary was prepared by the Portfolio's sub-adviser, Delaware Management Company.

36

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Delaware Trend Portfolio	10.28%	17.76%	13.88%
S&P 500 Index	6.96%	20.59%	14.66%
Russell 2500 Growth Index	11.30%	19.03%	20.21%

  *  See Notes to Performance Information.

  †  May 1, 2003.

  ††  Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Coach, Inc.	3.0%
United Therapeutics Corp.	2.3
Dick's Sporting Goods, Inc.	2.3
Polycom, Inc.	2.2
Geo Group, Inc. (The)	2.1
Nuance Communications, Inc.	2.0
Conceptus, Inc.	2.0
Microsemi Corp.	1.9
Cenveo, Inc.	1.8
NutriSystem, Inc.	1.7
Total	21.3%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Information Technology	31.0%
Consumer Discretionary	18.4
Industrials	16.7
Health Care	16.2
Financials	9.9
Energy	4.6
Materials	2.0
Consumer Staples	0.7
Other#	0.5
Total	100.0%

37

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—99.5%
Consumer Discretionary—18.4%
Hotels, Restaurants & Leisure—2.6%
Sonic Corp. *	11,225	$248,297
Texas Roadhouse, Inc. (Class A) *	28,000	358,120
Wynn Resorts Ltd.	3,500	313,915
		920,332
Internet & Catalog Retail—3.2%
NutriSystem, Inc. *	8,700	607,608
Shutterfly, Inc. *	25,100	540,905
		1,148,513
Specialty Retail—6.3%
Dick's Sporting Goods, Inc. *	13,800	802,746
DSW, Inc. (Class A) *	10,500	365,610
J. Crew Group, Inc. *	10,200	551,718
Zumiez, Inc. *	13,800	521,364
		2,241,438
Textiles, Apparel & Luxury Goods—6.3%
Coach, Inc. *	22,500	1,066,275
CROCS, Inc. *	13,800	593,814
Under Armour, Inc. (Class A) *	12,200	556,930
		2,217,019
Total Consumer Discretionary		6,527,302
Consumer Staples—0.7%
Personal Products—0.7%
Bare Escentuals, Inc. *	5,100	174,165
Chattem, Inc. *	1,400	88,732
		262,897
Energy—4.6%
Energy Equipment & Services—2.9%
CARBO Ceramics, Inc.	10,250	449,053
Core Laboratories NV *	3,700	376,253
North American Energy Partners, Inc. *	11,200	226,912
		1,052,218
Oil, Gas & Consumable Fuels—1.7%
Helix Energy Solutions Group, Inc. *	14,920	595,457
Total Energy		1,647,675
Financials—9.9%
Capital Markets—2.9%
Investment Technology Group, Inc. *	10,500	454,965
Waddell & Reed Financial, Inc.	22,600	587,826
		1,042,791
Commercial Banks—2.3%
Signature Bank *	4,600	156,860
Webster Financial Corp.	6,800	290,156
Whitney Holding Corp.	12,100	364,210
		811,226
Diversified Financial Services—0.8%
Nasdaq Stock Market Inc. (The) *	8,500	252,535

	Shares	Value
Insurance—2.5%
Delphi Financial Group, Inc.	9,325	$389,971
Hanover Insurance Group, Inc. (The)	10,300	502,537
		892,508
Real Estate—0.9%
KKR Financial Holdings LLC REIT	13,500	336,285
Real Estate Management & Development—0.5%
Meruelo Maddux Properties, Inc. *	21,200	172,992
Total Financials		3,508,337
Health Care—16.2%
Biotechnology—8.9%
Acadia Pharmaceuticals, Inc. *	12,300	168,141
Cepheid, Inc. *	18,600	271,560
Digene Corp. *	2,500	150,125
Lifecell Corp. *	15,700	479,478
Martek Biosciences Corp. *	4,500	116,865
Medarex, Inc. *	29,000	414,410
PDL BioPharma, Inc. *	9,900	230,670
Progenics Pharmaceuticals, Inc. *	13,800	297,666
Regeneron Pharmaceutical, Inc. *	11,600	207,872
United Therapeutics Corp. *	12,800	816,128
		3,152,915
Health Care Equipment & Supplies—4.8%
Align Technology, Inc. *	17,300	417,968
Conceptus, Inc. *	35,900	695,383
Hologic, Inc. *	2,200	121,682
NuVasive, Inc. *	10,700	289,007
Wright Medical Group, Inc. *	6,800	164,016
		1,688,056
Life Sciences Tools & Services—1.4%
Nektar Therapeutics *	9,900	93,951
PRA International *	3,000	75,900
Techne Corp. *	5,600	320,376
		490,227
Pharmaceuticals—1.1%
Collagenex Pharmaceuticals, Inc. *	10,400	128,960
Sciele Pharma, Inc. *	11,700	275,652
		404,612
Total Health Care		5,735,810
Industrials—16.7%
Aerospace & Defense—1.0%
Hexcel Corp. *	17,500	368,725
Commercial Services & Supplies—7.2%
Advisory Board Co. (The) *	9,800	544,488
American Reprographics Co. *	11,800	363,322
Cenveo, Inc. *	26,900	623,811
Geo Group, Inc. (The) *	25,200	733,320
Monster Worldwide, Inc. *	7,000	287,700
		2,552,641

See Notes to Financial Statements.
38

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)   (in U.S. dollars)

	Shares	Value
Machinery—3.2%
Bucyrus International, Inc.	6,800	$481,304
Kaydon Corp.	3,800	198,056
Middleby Corp. *	7,700	460,614
		1,139,974
Marine—0.9%
American Commercial Lines, Inc. *	12,800	333,440
Road & Rail—1.2%
J.B. Hunt Transport Services, Inc.	14,100	413,412
Trading Companies & Distributors—3.2%
MSC Industrial Direct Co.	10,400	572,000
UAP Holding Corp.	18,400	554,576
		1,126,576
Total Industrials		5,934,768
Information Technology—31.0%
Communications Equipment—8.5%
F5 Networks, Inc. *	6,800	548,080
Foundry Networks, Inc. *	36,200	603,092
Polycom, Inc. *	23,200	779,520
Powerwave Technologies, Inc. *	84,200	564,140
Riverbed Technology, Inc. *	11,600	508,312
		3,003,144
Computers & Peripherals—0.1%
Super Micro Computer, Inc. *	5,100	51,051
Electronic Equipment & Instruments—2.8%
Itron, Inc. *	6,300	491,022
Mettler Toledo International, Inc. *	5,200	496,652
		987,674
Internet Software & Services—3.0%
Akamai Technologies, Inc. *	10,000	486,400
Equinix, Inc. *	6,400	585,408
		1,071,808
Semiconductors & Semiconductor Equipment—5.5%
Microsemi Corp. *	28,000	670,600
Silicon Laboratories, Inc. *	14,000	484,540
SiRF Technology Holdings, Inc. *	400	8,296
Trident Microsystems, Inc. *	20,900	383,515
Varian Semiconductor Equipment Associates, Inc. *	10,450	418,627
		1,965,578

	Shares	Value
Software—11.1%
Informatica Corp. *	33,000	$487,410
Macrovision Corp. *	20,000	601,200
Nuance Communications, Inc. *	42,600	712,698
Opsware, Inc. *	50,800	483,108
Salesforce.com, Inc. *	12,800	548,608
Solera Holdings, Inc.	25,700	498,066
THQ, Inc. *	19,500	595,140
		3,926,230
Total Information Technology		11,005,485
Materials—2.0%
Metals & Mining—2.0%
AMCOL International Corp.	8,000	218,480
Carpenter Technology Corp.	3,900	508,209
Total Materials		726,689
Total Common Stocks (Cost—$28,046,323)		35,348,963
Total Investments—99.5% (Cost—$28,046,323)		35,348,963
Other Assets Less Liabilities—0.5%		161,487
Net Assets—100.0%		$35,510,450

*  Non-income producing security.

Glossary:

REIT—Real Estate Investment Trust

See Notes to Financial Statements.
39

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio*
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

U.S. equity markets posted solid gains for the six-month period ended, June 30, 2007. However, rising bond yields and increased investor anxiety over U.S. credit quality prompted a rise in volatility toward the end of the period, limiting the market's advance and returns in the bond market.

Economic growth for the U.S. slowed to a meager 0.7% in the first quarter, with indications of a pickup in the manufacturing sector, as well as ongoing strength in the labor market and consumer spending that may lead to a strong rebound in economic activity for the second quarter. Investors continue to be encouraged by declining core inflation. The Federal Reserve's (Fed) preferred inflation measure, the core personal consumption expenditures (PCE) deflator, fell to 1.9% in May, within the Fed's longer term target range. Strong earnings growth was a further tailwind for stock prices as earnings for the first quarter registered 7.9% growth versus consensus estimates of 3.7%.

Markets did see increased volatility in early June, as optimism for U.S. growth prospects pushed Treasury yields sharply higher. The Fed kept interest rates steady over the period, as Fed officials reiterated that inflation remains their primary concern. Market participants now look for the fed funds rate to stay at 5.25% for the remainder of the year, with interest rate futures pricing the possibility of decrease in early 2008.

The S&P 500 Index returned 7.0% during the period. Large-cap stocks gained leadership over small-cap stocks for the year-to-date as the Russell 2000 Index gained 6.5%, underperforming the broad U.S. equity market by 0.5%. The overall equity market as measured by the Russell 3000 was up 7.1%.

Factors Affecting Portfolio Performance

The Portfolio seeks long-term capital preservation and growth by using strategies designed to produce returns that have no correlation to general domestic market performance. The Portfolio uses the return on the 3-month Treasury Bill Index as its benchmark. The two main drivers of the stock selection process are valuation and fundamentals. Fundamentals worked on the long side but not on the short side during the period, while valuation worked on both sides. The overall stock selection process also worked on both sides due to synergy between valuation and fundamentals.

Stocks are assigned to one of five super-sectors: consumer, financial, industrial, technology and healthcare. The stock selection process generated positive returns in four super-sectors during the period, with the process performing the best in industrials and the worst in financials. We continue to follow a sector-neutral approach, selecting the best stocks and industries in each of 20 sectors. At the end of the period, the top three industry overweights were property and casualty insurance, managed care and semiconductor production equipment, while, the top three industry underweights were broker/dealer, core semiconductor, and food and drug companies.

Stock selection is based upon a quantitative model for the long and short portions of the Portfolio, using the two primary drivers in our quantitative process – valuation and fundamentals. These are derived from the stock metrics that we examine over a broad range of 1,100 to 1,300 large-, mid- and small-cap U.S. stocks. We go long on stocks with reasonable valuation scores and improving fundamentals within a sector, and short on stocks with weak valuation scores and deteriorating fundamentals. We continue to pursue our objective of generating returns uncorrelated to the broad stock and bond markets.

The Portfolio owned more than 350 positions each in the long and short portions at the end of the period. Overall, the Portfolio is extremely well diversified, with no individual stock having a material impact on relative performance. We followed our process of rebalancing the overall portfolio every four to six weeks based on our quantitative process. The Portfolio seeks to be dollar- and sector-neutral. There were no changes to the quantitative model during the year.

The preceding commentary was prepared by the Portfolio's sub-adviser, J.P. Morgan Investment Management, Inc.

* The JPMorgan Multi-Cap Market Neutral Portfolio was closed to new self directed investments by contractholders as of June 25, 2007. Following the anticipated withdrawal of the remaining assets invested in the Portfolio under variable annuity asset allocation programs on September 28, 2007, the Portfolio will be closed.

40

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	2.35%	4.70%	4.70%
3-Month Treasury Bill Index	2.59%	5.26%	5.26%

  *  See Notes to Performance Information.

  †  June 29, 2006.

†† Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Long Positions of the Portfolio**	Percentage of Net Assets
Ceradyne, Inc.	0.5%
Amkor Technology, Inc.	0.4
ArvinMeritor, Inc.	0.4
Global Industries Ltd.	0.4
Energizer Holdings, Inc.	0.4
Accenture Ltd. (Class A)	0.4
Tidewater, Inc.	0.4
NutriSystem, Inc.	0.4
Dollar Tree Stores, Inc.	0.4
priceline.com, Inc.	0.4
Total	4.1%
Top Ten Short Positions of the Portfolio**	Percentage of Net Assets
Shaw Group, Inc. (The)	0.4%
Flowserve Corp.	0.4
Bucyrus International, Inc.	0.4
WMS Industries, Inc.	0.4
Rite Aid Corp.	0.4
Alcon, Inc.	0.4
Quicksilver Resources, Inc.	0.4
American Tower Corp. (Class A)	0.4
Cheniere Energy, Inc.	0.4
DST Systems, Inc.	0.4
Total	4.0%

  **  Excluding short-term securities and/or cash equivalents.

Long Positions Portfolio Composition**	Percentage of Net Assets
Consumer Discretionary	19.2%
Information Technology	14.9
Industrials	13.4
Financials	11.7
Health Care	9.5
Energy	7.1
Materials	6.2
Utilities	4.7
Consumer Staples	3.0
Telecommunication Services	1.2
Total	90.9%
Short Positions Portfolio Composition**	Percentage of Net Assets
Information Technology	17.0%
Consumer Discretionary	15.6
Industrials	12.5
Financials	10.6
Health Care	10.0
Energy	9.1
Consumer Staples	5.3
Materials	4.5
Utilities	4.2
Telecommunication Services	2.0
Total	90.8%

41

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—90.9%
Consumer Discretionary—19.2%
Auto Components—0.4%
ArvinMeritor, Inc.	2,533	$56,233
Automobiles—0.7%
General Motors Corp.	1,221	46,154
Thor Industries, Inc.	927	41,845
		87,999
Diversified Consumer Services—0.5%
Jackson Hewitt Tax Service, Inc.	589	16,557
Service Corp International	1,480	18,914
Sotheby's	682	31,386
		66,857
Hotels Restaurants & Leisure—2.4%
Ameristar Casinos, Inc.	376	13,062
Carnival Corp.	435	21,215
CBRL Group, Inc.	767	32,582
Darden Restaurants, Inc.	1,073	47,201
Domino's Pizza, Inc.	602	10,999
Jack in the Box, Inc. *	486	34,477
McDonald's Corp.	596	30,252
Ruby Tuesday, Inc.	1,357	35,730
Vail Resorts, Inc. *	592	36,035
Wendy's International, Inc.	502	18,449
Wyndham Worldwide Corp. *	656	23,787
		303,789
Household Durables—2.8%
American Greetings Corp. (Class A)	1,366	38,699
Black & Decker Corp.	377	33,293
Jarden Corp. *	776	33,376
KB Home	677	26,653
Leggett & Platt, Inc.	831	18,324
Meritage Homes Corp. *	919	24,583
Mohawk Industries, Inc. *	473	47,674
NVR, Inc. *	34	23,112
Tempur-Pedic International, Inc.	1,727	44,729
Tupperware Brands Corp.	947	27,217
Whirlpool Corp.	339	37,697
		355,357
Internet & Catalog Retail—1.7%
Amazon.Com, Inc. *	646	44,193
Expedia, Inc. *	1,470	43,056
IAC/InterActiveCorp. *	867	30,007
NutriSystem, Inc. *	776	54,196
priceline.com, Inc. *	786	54,030
		225,482
Leisure Equipment & Products—0.7%
Hasbro, Inc.	755	23,715
Mattel, Inc.	1,243	31,435
Polaris Industries, Inc.	632	34,229
		89,379
Media—2.1%
Belo Corp. (Class A)	1,079	22,217
DIRECTV Group, Inc. (The) *	898	20,753
DreamWorks Animation SKG, Inc. (Class A) *	731	21,082

	Shares	Value
EchoStar Communications Corp. (Class A) *	720	$31,226
Gannett Co., Inc.	369	20,277
Liberty Global, Inc. (Class A) *	1,048	43,009
Meredith Corp.	326	20,082
Omnicom Group, Inc.	739	39,108
Regal Entertainment Group (Class A)	254	5,570
Scholastic Corp. *	390	14,017
Viacom, Inc. (Class B) *	635	26,435
Warner Music Group Corp.	87	1,257
		265,033
Multiline Retail—1.6%
Big Lots, Inc. *	701	20,623
Dollar Tree Stores, Inc. *	1,241	54,046
Family Dollar Stores, Inc.	656	22,514
JC Penney Co., Inc.	566	40,967
Kohl's Corp. *	461	32,745
Macy's, Inc.	840	33,415
		204,310
Specialty Retail—5.0%
Aeropostale, Inc. *	868	36,178
American Eagle Outfitters, Inc.	1,258	32,280
AnnTaylor Stores Corp. *	141	4,994
AutoNation, Inc. *	1,889	42,389
Autozone, Inc. *	286	39,073
Bed Bath & Beyond, Inc. *	736	26,489
Best Buy Co., Inc.	719	33,556
Brown Shoe Co., Inc.	549	13,352
Charming Shoppes, Inc. *	2,092	22,656
Dress Barn, Inc. *	1,815	37,244
Group 1 Automotive, Inc.	843	34,007
Gymboree Corp. *	898	35,390
Men's Wearhouse, Inc.	979	49,998
OfficeMax, Inc.	627	24,641
Payless Shoesource, Inc. *	1,103	34,799
Penske Auto Group, Inc. REIT *	1,313	27,954
RadioShack Corp.	1,231	40,795
Rent-A-Center, Inc. *	1,046	27,437
Sherwin-Williams Co. (The)	542	36,027
TJX Cos., Inc.	1,292	35,530
		634,789
Textiles, Apparel & Luxury Goods—1.3%
Carter's, Inc. *	1,119	29,027
Columbia Sportswear Co.	446	30,631
Fossil, Inc. *	674	19,876
Jones Apparel Group, Inc.	1,212	34,239
VF Corp.	261	23,902
Warnaco Group, Inc. (The) *	715	28,128
		165,803
Total Consumer Discretionary		2,455,031
Consumer Staples—3.0%
Beverages—0.7%
Coca-Cola Enterprises, Inc.	1,188	28,512
Molson Coors Brewing Co.	64	5,917
Pepsi Bottling Group, Inc.	1,148	38,665
PepsiAmericas, Inc.	572	14,048
		87,142

See Notes to Financial Statements.
42

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (continued)  (in U.S. dollars)

	Shares	Value
Food & Staples Retailing—0.3%
Kroger Co. (The)	1,346	$37,863
Food Products—0.7%
Dean Foods Co.	1,133	36,109
Del Monte Foods Co.	1,431	17,401
JM Smucker Co. (The)	6	382
Ralcorp Holdings, Inc. *	104	5,559
Sara Lee Corp.	1,661	28,901
		88,352
Household Products—0.7%
Energizer Holdings, Inc. *	560	55,776
Alberto-Culver Co.	257	6,096
NBTY, Inc. *	670	28,944
		90,816
Tobacco—0.6%
Altria Group, Inc.	321	22,515
Loews Corp. - Carolina Group	392	30,290
Reynolds American, Inc.	373	24,320
		77,125
Total Consumer Staples		381,298
Energy—7.1%
Energy Equipment & Services—4.1%
Diamond Offshore Drilling, Inc.	380	38,593
ENSCO International, Inc.	828	50,516
Global Industries Ltd. *	2,096	56,215
Grey Wolf, Inc.	5,164	42,551
Nabors Industries Ltd. *	472	15,755
National Oilwell Varco, Inc. *	403	42,009
Noble Corp.	156	15,213
Oil States International, Inc. *	1,108	45,805
Patterson-UTI Energy, Inc.	1,485	38,922
SEACOR Holdings, Inc. *	42	3,921
Superior Energy Services *	1,059	42,275
Tidewater, Inc.	770	54,578
Transocean, Inc. *	249	26,389
Unit Corp. *	749	47,120
		519,862
Oil, Gas & Consumable Fuels—3.0%
Anadarko Petroleum Corp.	603	31,350
ATP Oil & Gas Corp. *	507	24,660
Chesapeake Energy Corp.	181	6,263
Chevron Corp.	155	13,057
ConocoPhillips	648	50,868
Mariner Energy, Inc. *	1,191	28,882
Noble Energy, Inc.	509	31,757
Occidental Petroleum Corp.	431	24,946
Overseas Shipholding Group	605	49,247
Swift Energy Co. *	731	31,258
Tesoro Corp.	758	43,320
USEC, Inc. *	843	18,529
Valero Energy Corp.	97	7,164
XTO Energy, Inc.	323	19,412
		380,713
Total Energy		900,575
Financials—11.7%
Capital Markets—0.9%
Bear Stearns Cos., Inc. (The)	142	19,880
Goldman Sachs Group, Inc. (The)	176	38,148

	Shares	Value
Lehman Brothers Holdings, Inc.	268	$19,971
Morgan Stanley	462	38,753
		116,752
Commercial Banks—1.7%
BB&T Corp.	677	27,540
Comerica, Inc.	561	33,363
East West Bancorp, Inc.	437	16,991
Huntington Bancshares, Inc.	1,182	26,879
Keycorp	366	12,565
PNC Financial Services Group, Inc.	327	23,407
US Bancorp	897	29,555
Wachovia Corp.	477	24,446
Wells Fargo & Co.	590	20,750
		215,496
Consumer Finance—0.8%
American Express Co.	357	21,841
AmeriCredit Corp. *	1,388	36,851
First Marblehead Corp. (The)	1,066	41,190
		99,882
Diversified Financial Services—0.9%
Bank of America Corp.	713	34,859
CIT Group, Inc.	745	40,848
Citigroup, Inc.	758	38,878
Moody's Corp.	83	5,163
		119,748
Insurance—5.2%
ACE Ltd.	646	40,388
Allstate Corp. (The)	529	32,539
American Financial Group, Inc.	1,130	38,590
American International Group, Inc.	321	22,480
Assurant, Inc.	595	35,057
Chubb Corp.	466	25,229
CNA Financial Corp.	593	28,280
Commerce Group, Inc.	544	18,888
Everest Re Group Ltd.	326	35,417
First American Corp.	213	10,544
Hanover Insurance Group, Inc. (The)	198	9,660
Hartford Financial Services Group, Inc.	303	29,849
HCC Insurance Holdings, Inc.	184	6,147
Loews Corp.	483	24,623
MetLife, Inc.	566	36,496
Nationwide Financial Services	379	23,960
Odyssey Re Holdings Corp.	264	11,323
Philadelphia Consolidated Holding Co. *	437	18,267
Phoenix Cos., Inc. (The)	870	13,059
Protective Life Corp.	346	16,542
RLI Corp.	218	12,197
Safeco Corp.	659	41,029
Travelers Cos., Inc. (The)	738	39,483
WR Berkley Corp.	981	31,922
XL Capital Ltd. (Class A)	449	37,845
Zenith National Insurance Corp.	487	22,933
		662,747
Real Estate—0.6%
Camden Property Trust REIT	149	9,979
CapitalSource, Inc. REIT	1,179	28,992
Crescent Real Estate Equities Co. REIT	272	6,104

See Notes to Financial Statements.
43

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (continued)  (in U.S. dollars)

	Shares	Value
Essex Property Trust, Inc. REIT	92	$10,700
General Growth Properties, Inc. REIT	102	5,401
Liberty Property Trust REIT	187	8,215
		69,391
Thrifts & Mortgage Finance—1.6%
Corus Bankshares, Inc.	1,318	22,749
Countrywide Financial Corp.	630	22,901
Fannie Mae	586	38,282
FirstFed Financial Corp. *	678	38,463
IndyMac Bancorp, Inc.	941	27,449
PMI Group, Inc. (The)	482	21,531
Washington Mutual, Inc.	789	33,643
		205,018
Total Financials		1,489,034
Health Care—9.5%
Biotechnology—0.8%
Cephalon, Inc. *	645	51,852
Cubist Pharmaceuticals, Inc. *	261	5,144
Dendreon Corp. *	1,555	11,009
Genzyme Corp. *	309	19,900
Millennium Pharmaceuticals, Inc. *	1,876	19,829
		107,734
Health Care Equipment & Supplies—1.2%
Baxter International, Inc.	683	38,480
Beckman Coulter, Inc.	569	36,803
Edwards Lifesciences Corp. *	41	2,023
Immucor, Inc. *	820	22,935
Kinetic Concepts, Inc. *	599	31,130
Mentor Corp.	398	16,191
		147,562
Health Care Providers & Services—3.4%
Aetna, Inc.	1,019	50,339
AMERIGROUP Corp. *	1,151	27,394
AmerisourceBergen Corp.	712	35,223
Apria Healthcare Group, Inc. *	1,023	29,432
Cigna Corp.	909	47,468
Coventry Health Care, Inc. *	622	35,858
Healthspring, Inc. *	810	15,439
Humana, Inc. *	719	43,794
LifePoint Hospitals, Inc. *	454	17,560
McKesson Corp.	451	26,898
Medco Health Solutions, Inc. *	409	31,898
UnitedHealth Group, Inc.	457	23,371
WellCare Health Plans, Inc. *	396	35,842
WellPoint, Inc. *	222	17,722
		438,238
Life Sciences Tools & Services—0.7%
Invitrogen Corp. *	452	33,335
Varian, Inc. *	444	24,345
Waters Corp. *	594	35,260
		92,940
Pharmaceuticals—3.4%
Biovail Corp.	1,720	43,722
Eli Lilly & Co.	453	25,314
Endo Pharmaceuticals Holdings, Inc. *	875	29,951

	Shares	Value
Forest Laboratories, Inc. *	707	$32,275
Johnson & Johnson	605	37,280
King Pharmaceuticals, Inc. *	2,266	46,362
Medicines Co. (The) *	847	14,924
MGI Pharma, Inc. *	826	18,478
Mylan Laboratories, Inc.	1,703	30,978
Pfizer, Inc.	1,323	33,829
Schering-Plough Corp.	1,307	39,785
Valeant Pharmaceuticals International	1,684	28,105
Watson Pharmaceuticals, Inc. *	1,237	40,240
Wyeth	231	13,246
		434,489
Total Health Care		1,220,963
Industrials—13.4%
Aerospace & Defense—2.6%
BE Aerospace, Inc. *	302	12,473
Boeing Co.	327	31,444
Ceradyne, Inc. *	818	60,499
DRS Technologies, Inc.	100	5,727
Honeywell International, Inc.	380	21,386
L-3 Communications Holdings, Inc.	487	47,429
Lockheed Martin Corp.	467	43,959
Northrop Grumman Corp.	375	29,201
Precision Castparts Corp.	156	18,932
Raytheon Co.	775	41,765
Spirit Aerosystems Holdings, Inc. (Class A) *	554	19,972
United Technologies Corp.	2	142
		332,929
Air Freight & Logistics—0.1%
HUB Group, Inc. (Class A) *	503	17,685
Airlines—0.8%
AMR Corp. *	826	21,765
Continental Airlines, Inc. (Class B) *	856	28,993
Skywest, Inc.	807	19,231
US Airways Group, Inc. *	819	24,791
		94,780
Building Products—0.7%
American Standard Cos., Inc.	401	23,651
Lennox International, Inc.	642	21,976
Masco Corp.	1,360	38,719
NCI Building Systems, Inc. *	91	4,489
		88,835
Commercial Services & Supplies—1.7%
Administaff, Inc.	398	13,329
ChoicePoint, Inc. *	570	24,197
Deluxe Corp.	602	24,447
IKON Office Solutions, Inc.	644	10,053
Labor Ready, Inc. *	1,443	33,348
Manpower, Inc.	441	40,678
RR Donnelley & Sons Co.	267	11,616
Steelcase, Inc.	900	16,650
United Stationers, Inc. *	317	21,125
Watson Wyatt Worldwide, Inc. (Class A)	570	28,774
		224,217

See Notes to Financial Statements.
44

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (continued)  (in U.S. dollars)

	Shares	Value
Construction & Engineering—0.4%
EMCOR Group, Inc. *	655	$47,750
Electrical Equipment—1.3%
Acuity Brands, Inc.	656	39,544
A.O. Smith Corp.	572	22,817
Belden, Inc.	641	35,479
Cooper Industries Ltd. (Class A)	3	171
Regal-Beloit Corp.	604	28,110
Rockwell Automation, Inc.	239	16,596
Thomas & Betts Corp. *	338	19,604
		162,321
Industrial Conglomerates—0.6%
Teleflex, Inc.	521	42,607
Walter Industries, Inc.	1,318	38,169
		80,776
Machinery—3.9%
AGCO Corp. *	609	26,437
Caterpillar, Inc.	532	41,656
Cummins, Inc.	426	43,115
Eaton Corp.	342	31,806
Gardner Denver, Inc. *	987	41,997
ITT Corp.	573	39,124
Manitowoc Co., Inc. (The)	302	24,275
Paccar, Inc.	360	31,334
Parker Hannifin Corp.	388	37,989
SPX Corp.	523	45,925
Terex Corp. *	395	32,114
Timken Co.	913	32,968
Toro Co.	488	28,738
Trinity Industries, Inc.	348	15,152
Wabtec Corp.	652	23,818
		496,448
Marine—0.2%
American Commercial Lines, Inc. *	915	23,836
Road & Rail—0.8%
Con-way, Inc.	433	21,754
Landstar System, Inc.	280	13,510
Union Pacific Corp.	338	38,921
YRC Worldwide, Inc. *	878	32,310
		106,495
Trading Companies & Distributors—0.3%
Applied Industrial Technologies, Inc.	624	18,408
United Rentals, Inc. *	550	17,897
WESCO International, Inc. *	37	2,237
		38,542
Total Industrials		1,714,614
Information Technology—14.9%
Communications Equipment—1.6%
3Com Corp. *	7,864	32,478
ADC Telecommunications, Inc. *	1,088	19,943
Andrew Corp. *	2,132	30,786
Arris Group, Inc. *	3,045	53,562
Cisco Systems, Inc. *	734	20,442
Interdigital Communications Corp. *	1,132	36,416
Tekelec *	379	5,465
Utstarcom, Inc. *	2,185	12,258
		211,350

	Shares	Value
Computers & Peripherals—2.1%
Apple, Inc. *	99	$12,082
Brocade Communications Systems, Inc. *	3,631	28,394
Emulex Corp. *	1,736	37,914
Hewlett-Packard Co.	696	31,056
International Business Machines Corp.	161	16,945
Komag, Inc. *	1,325	42,254
Lexmark International, Inc. (Class A) *	758	37,377
Sun Microsystems, Inc. *	3,814	20,062
Western Digital Corp. *	2,316	44,815
		270,899
Electronic Equipment & Instruments—1.1%
Avnet, Inc. *	853	33,813
AVX Corp.	1,033	17,292
Ingram Micro, Inc. *	1,562	33,911
Technitrol, Inc.	320	9,174
Vishay Intertechnology, Inc. *	2,571	40,673
		134,863
Internet Software & Services—0.3%
Valueclick, Inc. *	1,185	34,910
IT Services—1.6%
Accenture Ltd. (Class A)	1,274	54,642
Automatic Data Processing, Inc.	230	11,148
Computer Sciences Corp. *	629	37,205
Convergys Corp. *	1,701	41,232
CSG Systems International, Inc. *	1,097	29,081
Electronic Data Systems Corp.	1,232	34,163
		207,471
Office Electronics—0.3%
Xerox Corp. *	1,829	33,800
Semiconductors & Semiconductor Equipment—4.3%
Amkor Technology, Inc. *	3,595	56,621
Applied Materials, Inc.	1,350	26,825
Brooks Automation, Inc. *	925	16,789
Cymer, Inc. *	546	21,949
Integrated Device Technology, Inc. *	1,190	18,171
International Rectifier Corp. *	1,058	39,421
Kla-Tencor Corp.	468	25,717
Lam Research Corp. *	776	39,886
LSI Corp. *	977	7,337
MEMC Electronic Materials, Inc. *	608	37,161
MKS Instruments, Inc. *	613	16,980
Novellus Systems, Inc. *	1,203	34,129
ON Semiconductor Corp. *	3,139	33,650
RF Micro Devices, Inc. *	5,571	34,763
Silicon Image, Inc. *	2,042	17,520
Silicon Laboratories, Inc. *	668	23,119
Teradyne, Inc. *	2,843	49,980
Xilinx, Inc.	408	10,922
Zoran Corp. *	1,984	39,759
		550,699

See Notes to Financial Statements.
45

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (continued)  (in U.S. dollars)

	Shares	Value
Software—3.6%
BMC Software, Inc. *	523	$15,847
Cadence Design Systems, Inc. *	2,250	49,410
Cognos, Inc. *	747	29,633
Compuware Corp. *	3,544	42,032
Informatica Corp. *	795	11,742
McAfee, Inc. *	1,199	42,205
Mentor Graphics Corp. *	1,653	21,770
Microsoft Corp.	803	23,664
Novell, Inc. *	1,313	10,228
Nuance Communications, Inc. *	1,566	26,199
Oracle Corp. *	1,163	22,923
Parametric Technology Corp. *	665	14,371
Salesforce.com, Inc. *	250	10,715
Sybase, Inc. *	1,555	37,149
Symantec Corp. *	1,695	34,239
Synopsys, Inc. *	1,780	47,045
THQ, Inc. *	757	23,104
		462,276
Total Information Technology		1,906,268
Materials—6.2%
Chemicals—3.1%
Albemarle Corp.	994	38,299
Ashland, Inc.	376	24,045
Cabot Corp.	107	5,102
Celanese Corp. (Class A)	1,158	44,907
CF Industries Holdings, Inc.	446	26,711
FMC Corp.	67	5,989
HB Fuller Co.	1,178	35,210
Huntsman Corp.	667	16,215
Lubrizol Corp.	711	45,895
Lyondell Chemical Co.	1,243	46,140
Minerals Technologies, Inc.	103	6,896
Olin Corp.	1,498	31,458
OM Group, Inc. *	675	35,721
RPM International, Inc.	439	10,145
Terra Industries, Inc. *	1,185	30,123
		402,856
Containers & Packaging—0.8%
Ball Corp.	136	7,231
Packaging Corp of America	38	962
Rock-Tenn Co. (Class A)	617	19,571
Sonoco Products Co.	730	31,251
Temple-Inland, Inc.	610	37,533
		96,548
Metals & Mining—2.3%
AK Steel Holding Corp. *	1,006	37,594
Alcoa, Inc.	239	9,687
Century Aluminum Co. *	500	27,315
Chaparral Steel Co.	435	31,263
Cleveland-Cliffs, Inc.	148	11,495
Freeport-McMoRan Copper & Gold, Inc.	652	53,999
Metal Management, Inc.	132	5,817
Southern Copper Corp.	564	53,163
Steel Dynamics, Inc.	686	28,750
United States Steel Corp.	289	31,429
		290,512
Total Materials		789,916

	Shares	Value
Telecommunication Services—1.2%
Diversified Telecommunication—0.8%
CenturyTel, Inc.	467	$22,906
Cincinnati Bell, Inc. *	3,790	21,906
Embarq Corp.	669	42,395
Golden Telecom, Inc.	318	17,493
		104,700
Wireless Telecommunication Services—0.4%
Dobson Communications Corp. *	2,435	27,053
Telephone & Data Systems, Inc.	425	26,592
		53,645
Total Telecommunication Services		158,345
Utilities—4.7%
Electric Utilities—1.1%
American Electric Power Co., Inc.	44	1,982
Duke Energy Corp.	1,895	34,679
Edison International	771	43,269
FirstEnergy Corp.	171	11,069
Pinnacle West Capital Corp.	777	30,963
Progress Energy, Inc.	511	23,296
		145,258
Gas Utilities—1.2%
Atmos Energy Corp.	666	20,020
Energen Corp.	604	33,184
New Jersey Resources Corp.	426	21,735
Oneok, Inc.	920	46,377
Southwest Gas Corp.	53	1,792
UGI Corp.	867	23,652
WGL Holdings, Inc.	268	8,748
		155,508
Independent Power Producers & Energy Traders—0.3%
AES Corp. (The) *	625	13,675
NRG Energy, Inc. *	662	27,519
		41,194
Multi-Utilities—2.1%
Centerpoint Energy, Inc.	2,762	48,059
CMS Energy Corp.	2,068	35,570
Energy East Corp.	1,444	37,674
MDU Resources Group, Inc.	799	22,403
NiSource, Inc.	1,177	24,376
NSTAR	683	22,163
PG&E Corp.	483	21,880
Puget Energy, Inc.	1,155	27,928
TECO Energy, Inc.	1,220	20,960
		261,013
Total Utilities		602,973
Total Common Stock (Cost—$10,668,699)		11,619,017

See Notes to Financial Statements.
46

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (continued)  (in U.S. dollars)

	Shares	Value
Short-Term Securities—13.1%
Investment Company—13.1%
Federated Prime Obligation Fund, yield of 5.22% (Cost—$1,676,369)	1,676,369	$1,676,369
Total Investments Before Investments Sold Short—104.0% (Cost—$12,345,068)		13,295,386
Investments Sold Short—(90.8)%
Consumer Discretionary—(15.6)%
Auto Components—(0.2)%
Tenneco, Inc. *	(715)	(25,054)
Distributors—(0.4)%
Genuine Parts Co.	(609)	(30,206)
LKQ Corp. *	(662)	(16,325)
		(46,531)
Diversified Consumer Services—(0.9)%
Apollo Group, Inc. (Class A) *	(313)	(18,289)
Career Education Corp. *	(1,069)	(36,100)
Corinthian Colleges, Inc. *	(1,608)	(26,194)
Strayer Education, Inc.	(275)	(36,220)
		(116,803)
Hotels Restaurants & Leisure—(3.6)%
Bally Technologies, Inc. *	(363)	(9,590)
Boyd Gaming Corp.	(673)	(33,105)
Burger King Holdings, Inc.	(879)	(23,153)
Cheesecake Factory (The) *	(1,487)	(36,461)
CKE Restaurants, Inc.	(1,257)	(25,228)
Gaylord Entertainment Co. *	(657)	(35,241)
Hilton Hotels Corp.	(383)	(12,819)
International Game Technology	(512)	(20,326)
Las Vegas Sands Corp. *	(454)	(34,681)
Life Time Fitness, Inc. *	(701)	(37,314)
Panera Bread Co. (Class A) *	(664)	(30,584)
Starbucks Corp. *	(1,238)	(32,485)
Scientific Games Corp. *	(1,328)	(46,414)
Tim Hortons, Inc.	(1,173)	(36,070)
WMS Industries, Inc. *	(1,780)	(51,371)
		(464,842)
Household Durables—(1.7)%
Beazer Homes USA, Inc.	(743)	(18,330)
Centex Corp.	(679)	(27,228)
DR Horton, Inc.	(1,276)	(25,431)
Fortune Brands, Inc.	(115)	(9,473)
Hovnanian Enterprises, Inc. (Class A) *	(1,067)	(17,638)
Lennar Corp. (Class A)	(308)	(11,260)
MDC Holdings, Inc.	(827)	(39,994)
Pulte Homes, Inc.	(1,301)	(29,207)
Standard-Pacific Corp.	(1,590)	(27,873)
Toll Brothers, Inc. *	(449)	(11,216)
		(217,650)
Leisure Equipment & Products—(0.7)%
Callaway Golf Co.	(917)	(16,332)
Eastman Kodak Co.	(985)	(27,413)
Oakley, Inc.	(596)	(16,926)
Pool Corp.	(740)	(28,882)
		(89,553)

	Shares	Value
Media—(1.9)%
Arbitron, Inc.	(506)	$(26,074)
Citadel Broadcasting Corp.	(31)	(200)
Discovery Holding Co. (Class A) *	(1,815)	(41,727)
Getty Images, Inc. *	(10)	(478)
Harte-Hanks, Inc.	(588)	(15,100)
Interpublic Group of Cos., Inc. *	(812)	(9,257)
Lamar Advertising Co. (Class A)	(648)	(40,668)
Liberty Media Corp - Capital (Class A) *	(322)	(37,893)
Live Nation, Inc. *	(582)	(13,025)
McClatchy Co. (Class A)	(16)	(405)
Walt Disney Co. (The)	(716)	(24,444)
Washington Post Co. (The) (Class B)	(41)	(31,820)
		(241,091)
Multiline Retail—(0.5)%
Dillard's, Inc. (Class A)	(976)	(35,068)
Saks, Inc.	(1,498)	(31,982)
		(67,050)
Specialty Retail—(4.9)%
Aaron Rents, Inc.	(901)	(26,309)
Barnes & Noble, Inc.	(420)	(16,157)
Borders Group, Inc.	(1,682)	(32,059)
Carmax, Inc. *	(1,450)	(36,975)
Chico's FAS, Inc. *	(1,031)	(25,095)
Childrens Place Retail Stores, Inc. (The) *	(596)	(30,777)
Circuit City Stores, Inc.	(2,220)	(33,478)
Coldwater Creek, Inc. *	(551)	(12,800)
Guess ?, Inc.	(330)	(15,853)
Guitar Center, Inc. *	(789)	(47,190)
J Crew Group, Inc. *	(510)	(27,586)
Ltd Brands, Inc.	(1,421)	(39,006)
O'Reilly Automotive, Inc. *	(965)	(35,271)
Pacific Sunwear Of California *	(1,742)	(38,324)
Sally Beauty Holdings, Inc. *	(1,703)	(15,327)
Talbots, Inc.	(1,281)	(32,063)
Tiffany & Co.	(766)	(40,644)
Tractor Supply Co. *	(779)	(40,547)
Urban Outfitters, Inc. *	(1,277)	(30,686)
Williams-Sonoma, Inc.	(751)	(23,717)
Zale Corp. *	(1,251)	(29,786)
		(629,650)
Textiles, Apparel & Luxury Goods—(0.8)%
Hanesbrands, Inc. *	(348)	(9,406)
Liz Claiborne, Inc.	(402)	(14,995)
Quiksilver, Inc. *	(2,671)	(37,741)
Under Armour, Inc. (Class A) *	(743)	(33,918)
		(96,060)
Total Consumer Discretionary		(1,994,284)
Consumer Staples—(5.3)%
Beverages—(1.0)%
Anheuser-Busch Cos., Inc.	(430)	(22,429)
Brown-Forman Corp. (Class B)	(410)	(29,963)
Constellation Brands, Inc. (Class A) *	(1,548)	(37,585)
Hansen Natural Corp. *	(947)	(40,702)
		(130,679)

See Notes to Financial Statements.
47

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (continued)  (in U.S. dollars)

	Shares	Value
Food & Staples Retailing—(1.9)%
CVS Caremark Corp.	(1,192)	$(43,448)
Great Atlantic & Pacific Tea Co. *	(1,138)	(38,169)
Pantry, Inc. (The) *	(285)	(13,139)
Rite Aid Corp. *	(8,047)	(51,340)
Ruddick Corp.	(491)	(14,789)
SUPERVALU, Inc.	(588)	(27,236)
United Natural Foods, Inc. *	(777)	(20,653)
Walgreen Co.	(269)	(11,712)
Whole Foods Market, Inc.	(652)	(24,972)
		(245,458)
Food Products—(1.7)%
Archer-Daniels-Midland Co.	(874)	(28,921)
Flowers Foods, Inc.	(612)	(20,416)
Hershey Co. (The)	(766)	(38,775)
McCormick & Co., Inc.	(171)	(6,529)
Pilgrim's Pride Corp.	(1,224)	(46,720)
Smithfield Foods, Inc. *	(620)	(19,090)
WM Wrigley Jr Co.	(854)	(47,235)
		(207,686)
Household Products—(0.6)%
Church & Dwight Co., Inc.	(563)	(27,283)
Colgate-Palmolive Co.	(594)	(38,521)
Procter & Gamble Co.	(165)	(10,096)
		(75,900)
Personal Products—(0.1)%
Bare Escentuals, Inc. *	(506)	(17,280)
Total Consumer Staples		(677,003)
Energy—(9.1)%
Energy Equipment & Services—(2.7)%
Baker Hughes, Inc.	(459)	(38,616)
BJ Services Co.	(452)	(12,855)
CARBO Ceramics, Inc.	(977)	(42,802)
Dresser-Rand Group, Inc. *	(526)	(20,777)
Helmerich & Payne, Inc.	(768)	(27,203)
Oceaneering International, Inc. *	(496)	(26,109)
Pride International, Inc. *	(1,013)	(37,947)
RPC, Inc.	(1,710)	(29,138)
Smith International, Inc.	(673)	(39,465)
Tetra Technologies, Inc. *	(817)	(23,039)
Universal Compression Holdings, Inc. *	(529)	(38,336)
Weatherford International Ltd. *	(165)	(9,115)
		(345,402)
Oil, Gas & Consumable Fuels—(6.4)%
Alon USA Energy, Inc.	(411)	(18,088)
Alpha Natural Resources, Inc. *	(1,317)	(27,380)
Arch Coal, Inc.	(1,105)	(38,454)
Berry Petroleum Co. (Class A)	(532)	(20,046)
Bill Barrett Corp. *	(841)	(30,974)
Cheniere Energy, Inc. *	(1,273)	(49,380)
Cimarex Energy Co.	(826)	(32,553)
Consol Energy, Inc.	(852)	(39,286)
CNX Gas Corp. *	(414)	(12,668)
Delta Petroleum Corp. *	(846)	(16,988)
El Paso Corp.	(2,206)	(38,009)
Encore Acquisition Co. *	(1,043)	(28,995)
EXCO Resources, Inc. *	(1,165)	(20,318)
Forest Oil Corp. *	(737)	(31,146)

	Shares	Value
Foundation Coal Holdings, Inc.	(971)	$(39,461)
Helix Energy Solutions Group, Inc. *	(1,136)	(45,338)
Hess Corp.	(502)	(29,598)
Murphy Oil Corp.	(782)	(46,482)
Peabody Energy Corp.	(814)	(39,381)
PetroHawk Energy Corp. *	(2,803)	(44,456)
Pogo Producing Co.	(612)	(31,083)
Quicksilver Resources, Inc. *	(1,109)	(49,439)
Southwestern Energy Co. *	(1,053)	(46,859)
Williams Cos., Inc.	(477)	(15,083)
W&T Offshore, Inc.	(878)	(24,575)
		(816,040)
Total Energy		(1,161,442)
Financials—(10.6)%
Capital Markets—(2.9)%
American Capital Strategies Ltd. *	(851)	(36,185)
Charles Schwab Corp. (The)	(911)	(18,694)
Eaton Vance Corp.	(676)	(29,866)
Federated Investors, Inc. (Class B)	(573)	(21,963)
GFI Group, Inc. *	(147)	(10,655)
Greenhill & Co., Inc.	(470)	(32,294)
Investment Technology Group, Inc. *	(548)	(23,745)
Janus Capital Group, Inc.	(774)	(21,548)
Jefferies Group, Inc.	(214)	(5,774)
Legg Mason, Inc.	(387)	(38,073)
Northern Trust Corp.	(39)	(2,505)
Nuveen Investments, Inc. (Class A)	(702)	(43,629)
optionsXpress Holdings, Inc.	(352)	(9,032)
Piper Jaffray Cos. *	(88)	(4,904)
TD Ameritrade Holding Corp. *	(2,106)	(42,120)
Waddell & Reed Financial, Inc.	(898)	(23,357)
		(364,344)
Commercial Banks—(2.3)%
Commerce Bancorp, Inc.	(1,108)	(40,985)
Cullen/Frost Bankers, Inc.	(254)	(13,581)
Fifth Third Bancorp	(978)	(38,895)
First Horizon National Corp.	(959)	(37,401)
M&T Bank Corp.	(330)	(35,277)
National City Corp.	(1,026)	(34,186)
Popular, Inc.	(1,116)	(17,934)
UCBH Holdings, Inc.	(1,137)	(20,773)
Valley National Bancorp	(727)	(16,350)
Webster Financial Corp.	(612)	(26,114)
Wilmington Trust Corp.	(215)	(8,925)
		(290,421)
Consumer Finance—(0.2)%
Capital One Financial Corp.	(405)	(31,768)
Diversified Financial Services—(1.0)%
Chicago Mercantile Exchange Holdings, Inc. (Class A)	(79)	(42,214)
Nasdaq Stock Market, Inc. (The) *	(1,350)	(40,109)
Nymex Holdings, Inc.	(171)	(21,483)
NYSE Euronext	(286)	(21,055)
		(124,861)
Insurance—(2.4)%
Aflac, Inc.	(746)	(38,344)
AON Corp.	(80)	(3,409)
Arthur J Gallagher & Co.	(1,350)	(37,638)
Brown & Brown, Inc.	(554)	(13,928)

See Notes to Financial Statements.
48

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (continued)  (in U.S. dollars)

	Shares	Value
Cincinnati Financial Corp.	(77)	$(3,342)
Conseco, Inc. *	(970)	(20,263)
Hilb Rogal & Hobbs Co.	(473)	(20,273)
LandAmerica Financial Group, Inc. *	(393)	(37,921)
Marsh & McLennan Cos., Inc.	(1,400)	(43,232)
Mercury General Corp.	(457)	(25,185)
National Financial Partners Corp	(827)	(38,298)
Old Republic International Corp.	(1,272)	(27,043)
		(308,876)
Real Estate—(0.5)%
Cousins Properties, Inc. REIT	(220)	(6,382)
First Industrial Realty Trust, Inc. REIT	(279)	(10,814)
Maguire Properties, Inc. REIT	(231)	(7,930)
Post Properties, Inc. REIT	(105)	(5,474)
Potlatch Corp. REIT	(673)	(28,973)
Tanger Factory Outlet Centers REIT	(122)	(4,569)
		(64,142)
Thrifts & Mortgage Finance—(1.3)%
Astoria Financial Corp.	(477)	(11,944)
Freddie Mac	(549)	(33,324)
Hudson City Bancorp, Inc.	(2,784)	(34,020)
MGIC Investment Corp.	(538)	(30,591)
NewAlliance Bancshares, Inc.	(1,466)	(21,580)
New York Community Bancorp, Inc.	(763)	(12,986)
People's United Financial, Inc.	(1,378)	(24,432)
		(168,877)
Total Financials		(1,353,289)
Health Care—(10.0)%
Biotechnology—(1.1)%
Alexion Pharmaceuticals, Inc. *	(417)	(18,790)
Amylin Pharmaceuticals, Inc. *	(428)	(17,616)
Celgene Corp. *	(591)	(33,882)
Myriad Genetics, Inc. *	(125)	(4,649)
Onyx Pharmaceuticals, Inc. *	(414)	(11,137)
PDL BioPharma, Inc. *	(518)	(12,069)
United Therapeutics Corp. *	(569)	(36,279)
Vertex Pharmaceuticals, Inc. *	(136)	(3,884)
		(138,306)
Health Care Equipment & Supplies—(3.4)%
Advanced Medical Optics, Inc. *	(493)	(17,196)
Alcon, Inc.	(367)	(49,512)
Align Technology, Inc. *	(1,055)	(25,488)
American Medical Systems Holdings, Inc. *	(1,644)	(29,658)
Arthrocare Corp. *	(600)	(26,346)
Boston Scientific Corp. *	(2,281)	(34,991)
Cooper Cos., Inc. (The)	(737)	(39,297)
Gen-Probe, Inc.	(328)	(19,818)
Hillenbrand Industries, Inc.	(520)	(33,800)
Hospira, Inc. *	(608)	(23,736)
Inverness Medical Innovations, Inc. *	(613)	(31,275)
Resmed, Inc. *	(882)	(36,391)
Respironics, Inc. *	(745)	(31,730)
St Jude Medical, Inc. *	(608)	(25,226)
Varian Medical Systems, Inc. *	(465)	(19,767)
		(444,231)

	Shares	Value
Health Care Providers & Services—(2.6)%
Brookdale Senior Living, Inc.	(583)	$(26,567)
Health Management Associates, Inc.	(982)	(11,156)
Healthways, Inc. *	(759)	(35,954)
Omnicare, Inc.	(945)	(34,077)
Owens & Minor, Inc.	(839)	(29,315)
Patterson Cos., Inc. *	(992)	(36,972)
Pediatrix Medical Group, Inc. *	(437)	(24,101)
PSS World Medical, Inc. *	(905)	(16,489)
Psychiatric Solutions, Inc. *	(631)	(22,880)
Quest Diagnostics, Inc.	(184)	(9,504)
Tenet Healthcare Corp. *	(5,581)	(36,332)
Universal Health Services, Inc. (Class B)	(327)	(20,111)
VCA Antech, Inc. *	(654)	(24,649)
		(328,107)
Health Care Technology—(0.4)%
Allscripts Healthcare Solutions, Inc. *	(766)	(19,518)
Cerner Corp. *	(96)	(5,325)
Eclipsys Corp. *	(1,284)	(25,423)
		(50,266)
Life Sciences Tools & Services—(2.2)%
Affymetrix, Inc. *	(1,252)	(31,162)
Charles River Laboratories International, Inc. *	(118)	(6,091)
Covance, Inc. *	(207)	(14,192)
Illumina, Inc. *	(510)	(20,701)
Millipore Corp. *	(589)	(44,227)
Nektar Therapeutics *	(2,949)	(27,986)
Pharmaceutical Product Development, Inc.	(1,230)	(47,072)
Techne Corp. *	(391)	(22,369)
Thermo Fisher Scientific, Inc. *	(479)	(24,774)
Ventana Medical Systems, Inc. *	(552)	(42,653)
		(281,227)
Pharmaceuticals—(0.3)%
Adams Respiratory Therapeutics, Inc. *	(437)	(17,213)
Medicis Pharmaceutical Corp. (Class A)	(648)	(19,790)
		(37,003)
Total Health Care		(1,279,140)
Industrials—(12.5)%
Aerospace & Defense—(1.3)%
Expeditors International Washington, Inc.	(803)	(33,163)
Goodrich Corp.	(581)	(34,604)
Hexcel Corp. *	(1,825)	(38,453)
Rockwell Collins, Inc.	(537)	(37,934)
United Parcel Service, Inc. (Class B)	(403)	(29,419)
		(173,573)
Airlines—(0.7)%
Airtran Holdings, Inc. *	(3,273)	(35,741)
JetBlue Airways Corp. *	(1,593)	(18,718)
Southwest Airlines Co.	(2,541)	(37,886)
		(92,345)

See Notes to Financial Statements.
49

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (continued)  (in U.S. dollars)

	Shares	Value
Building Products—(0.1)%
Simpson Manufacturing Co., Inc.	(209)	$(7,052)
Commercial Services & Supplies—(1.8)%
Brady Corp. (Class A)	(579)	(21,504)
Cintas Corp.	(464)	(18,296)
Corporate Executive Board Co.	(229)	(14,864)
Corrections Corp of America *	(146)	(9,214)
Covanta Holding Corp. *	(1,813)	(44,690)
FTI Consulting, Inc. *	(363)	(13,805)
HNI Corp.	(221)	(9,061)
HIS, Inc. (Class A) *	(130)	(5,980)
Mine Safety Appliances Co.	(413)	(18,073)
Pitney Bowes, Inc.	(775)	(36,286)
Stericycle, Inc. *	(656)	(29,166)
TeleTech Holdings, Inc. *	(377)	(12,245)
		(233,184)
Construction & Engineering—(1.4)%
Fluor Corp.	(432)	(48,112)
Granite Construction, Inc.	(550)	(35,299)
KBR, Inc. *	(1,354)	(35,515)
Shaw Group, Inc. (The) *	(1,202)	(55,641)
		(174,567)
Electrical Equipment—(1.1)%
Baldor Electric Co.	(548)	(27,004)
Energy Conversion Devices, Inc. *	(1,076)	(33,162)
First Solar, Inc. *	(193)	(17,233)
Hubbell, Inc. (Class B)	(531)	(28,791)
Roper Industries, Inc.	(645)	(36,830)
		(143,020)
Industrial Conglomerates—(0.4)%
Carlisle Cos., Inc.	(161)	(7,488)
General Electric Co.	(998)	(38,203)
		(45,691)
Machinery—(3.6)%
Briggs & Stratton Corp.	(1,470)	(46,393)
Bucyrus International, Inc.	(745)	(52,731)
Clarcor, Inc.	(557)	(20,849)
Danaher Corp.	(216)	(16,308)
Donaldson Co., Inc.	(848)	(30,146)
ESCO Technologies, Inc. *	(718)	(26,035)
Flowserve Corp.	(771)	(55,204)
Graco, Inc.	(934)	(37,622)
Joy Global, Inc.	(678)	(39,548)
Kennametal, Inc.	(307)	(25,183)
Nordson Corp.	(301)	(15,098)
Oshkosh Truck Corp.	(595)	(37,437)
Pentair, Inc	(817)	(31,512)
Valmont Industries, Inc.	(359)	(26,121)
		(460,187)
Marine—(0.4)%
Alexander & Baldwin, Inc.	(520)	(27,617)
Kirby Corp. *	(587)	(22,535)
		(50,152)
Road & Rail—(1.1)%
Arkansas Best Corp.	(214)	(8,340)
Avis Budget Group, Inc. *	(1,171)	(33,292)

	Shares	Value
Hertz Global Holdings, Inc. *	(614)	$(16,314)
Kansas City Southern *	(598)	(22,449)
Knight Transportation, Inc.	(1,573)	(30,485)
Werner Enterprises, Inc.	(1,417)	(28,553)
		(139,433)
Trading Companies & Distributors—(0.6)%
Fastenal Co.	(1,083)	(45,334)
Watsco, Inc.	(680)	(36,992)
		(82,326)
Total Industrials		(1,601,530)
Information Technology—(17.0)%
Communications Equipment—(2.2)%
Avocent Corp. *	(1,079)	(31,302)
Ciena Corp. *	(1,247)	(45,054)
Finisar Corp. *	(10,548)	(39,871)
Corning, Inc. *	(363)	(9,274)
JDS Uniphase Corp. *	(1,122)	(15,068)
Nortel Networks Corp. *	(1,002)	(24,098)
Powerwave Technologies, Inc. *	(5,792)	(38,806)
Qualcomm, Inc.	(708)	(30,720)
Research In Motion Ltd. *	(23)	(4,600)
Sonus Networks, Inc. *	(4,366)	(37,198)
		(275,991)
Computers & Peripherals—(1.2)%
Imation Corp.	(558)	(20,568)
Intermec, Inc. *	(1,348)	(34,118)
QLogic Corp. *	(1,589)	(26,457)
SanDisk Corp. *	(740)	(36,216)
Seagate Technology	(1,404)	(30,565)
		(147,924)
Electronic Equipment & Instruments—(1.4)%
Benchmark Electronics, Inc. *	(600)	(13,572)
Daktronics, Inc.	(598)	(12,845)
Itron, Inc. *	(358)	(27,903)
Jabil Circuit, Inc.	(970)	(21,408)
L-1 Identity Solutions, Inc. *	(606)	(12,393)
Molex, Inc.	(1,098)	(32,951)
Sanmina-SCI Corp. *	(4,734)	(14,817)
Tektronix, Inc.	(1,110)	(37,451)
		(173,340)
Internet Software & Services—(1.8)%
Akamai Technologies, Inc. *	(340)	(16,538)
CNET Networks, Inc. *	(3,838)	(31,433)
eBay, Inc. *	(897)	(28,865)
Equinix, Inc. *	(305)	(27,898)
Google, Inc. (Class A) *	(44)	(23,028)
SAVVIS, Inc. *	(646)	(31,983)
VeriSign, Inc.	(1,153)	(36,585)
Yahoo!, Inc. *	(1,412)	(38,308)
		(234,638)
IT Services—(3.3)%
BearingPoint, Inc. *	(3,917)	(28,633)
DST Systems, Inc. *	(618)	(48,952)
eFunds Corp.	(591)	(20,856)
Euronet Worldwide, Inc. *	(432)	(12,597)

See Notes to Financial Statements.
50

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (continued)  (in U.S. dollars)

	Shares	Value
Fidelity National Information Services, Inc.	(118)	$(6,405)
Gartner, Inc. *	(1,340)	(32,951)
Hewitt Associates, Inc. (Class A) *	(749)	(23,968)
Iron Mountain, Inc. *	(1,146)	(29,945)
Mastercard, Inc. (Class A)	(278)	(46,112)
VeriFone Holdings, Inc. *	(1,253)	(44,168)
Paychex, Inc.	(954)	(37,320)
Perot Systems Corp. (Class A) *	(1,069)	(18,216)
SAIC, Inc. *	(1,252)	(22,624)
Western Union Co. (The)	(1,635)	(34,057)
Wright Express Corp. *	(533)	(18,266)
		(425,070)
Office Electronics—(0.2)%
Zebra Technologies Corp. *	(586)	(22,702)
Semiconductors & Semiconductor Equipment—(3.9)%
Advanced Micro Devices, Inc. *	(2,316)	(33,119)
Atheros Communications, Inc. *	(114)	(3,516)
Atmel Corp. *	(5,392)	(29,980)
ATMI, Inc. *	(994)	(29,820)
Cree, Inc. *	(755)	(19,517)
Cypress Semiconductor Corp *	(2,100)	(48,909)
Hittite Microwave Corp. *	(131)	(5,598)
Linear Technology Corp.	(1,120)	(40,522)
Marvell Technology Group Ltd. *	(1,944)	(35,400)
Maxim Integrated Products, Inc.	(1,012)	(33,810)
Microchip Technology, Inc.	(1,218)	(45,115)
Micron Technology, Inc. *	(2,710)	(33,956)
Microsemi Corp. *	(1,769)	(42,368)
National Semiconductor Corp.	(347)	(9,810)
PMC - Sierra, Inc. *	(5,248)	(40,567)
Rambus, Inc. *	(1,608)	(28,912)
Spansion, Inc. (Class A) *	(2,369)	(26,296)
		(507,215)
Software—(3.0)%
Activision, Inc. *	(1,804)	(33,681)
Adobe Systems, Inc. *	(978)	(39,267)
Ansys, Inc. *	(494)	(13,091)
Autodesk, Inc. *	(585)	(27,542)
Citrix Systems, Inc. *	(1,013)	(34,108)
Electronic Arts, Inc. *	(797)	(37,714)
Factset Research Systems, Inc.	(429)	(29,322)
Lawson Software, Inc. *	(3,592)	(35,525)
NAVTEQ Corp. *	(966)	(40,900)
Net 1 UEPS Technologies, Inc. *	(396)	(9,563)
Red Hat, Inc. *	(1,607)	(35,804)
Take-Two Interactive Software, Inc. *	(889)	(17,753)
Transaction Systems Architects, Inc. *	(729)	(24,538)
		(378,808)
Total Information Technology		(2,165,688)
Materials—(4.5)%
Chemicals—(1.8)%
Air Products & Chemicals, Inc.	(405)	(32,550)
Airgas, Inc.	(127)	(6,083)
Cytec Industries, Inc.	(270)	(17,218)
Ecolab, Inc.	(958)	(40,907)
EI Du Pont de Nemours & Co.	(337)	(17,133)
Mosaic Co. (The) *	(982)	(38,318)
PPG Industries, Inc.	(197)	(14,994)

	Shares	Value
Praxair, Inc.	(358)	$(25,772)
Scotts Miracle-Gro Co. (The) (Class A)	(586)	(25,163)
Westlake Chemical Corp.	(608)	(17,097)
		(235,235)
Construction Materials—(0.6)%
Texas Industries, Inc.	(460)	(36,069)
Vulcan Materials Co.	(365)	(41,807)
		(77,876)
Containers & Packaging—(1.0)%
Aptargroup, Inc.	(257)	(9,139)
Bemis Co., Inc.	(722)	(23,956)
Crown Holdings, Inc. *	(377)	(9,413)
Owens-Illinois, Inc. *	(587)	(20,545)
Sealed Air Corp.	(488)	(15,138)
Silgan Holdings, Inc.	(140)	(7,739)
Smurfit-Stone Container Corp. *	(3,510)	(46,718)
		(132,648)
Metals & Mining—(0.6)%
Allegheny Technologies, Inc.	(85)	(8,915)
Newmont Mining Corp.	(867)	(33,865)
Titanium Metals Corp. *	(690)	(22,011)
Worthington Industries, Inc.	(487)	(10,544)
		(75,335)
Paper & Forest Products—(0.5)%
Louisiana-Pacific Corp.	(1,841)	(34,832)
MeadWestvaco Corp.	(610)	(21,545)
Weyerhaeuser Co.	(6)	(474)
		(56,851)
Total Materials		(577,945)
Telecommunication Services—(2.0)%
Diversified Telecommunication—(0.8)%
Level 3 Communications, Inc. *	(6,169)	(36,089)
NeuStar, Inc. (Class A) *	(1,352)	(39,167)
Time Warner Telecom, Inc. (Class A) *	(1,621)	(32,582)
		(107,838)
Wireless Telecommunication Services—(1.2)%
American Tower Corp. (Class A) *	(1,176)	(49,392)
Crown Castle International Corp. *	(1,009)	(36,596)
SBA Communications Corp. (Class A) *	(1,123)	(37,722)
Sprint Nextel Corp.	(1,216)	(25,183)
		(148,893)
Total Telecommunication Services		(256,731)
Utilities—(4.2)%
Electric Utilities—(2.2)%
Allegheny Energy, Inc. *	(848)	(43,876)
Cleco Corp.	(930)	(22,785)
DPL, Inc.	(825)	(23,381)
Entergy Corp.	(323)	(34,674)
Exelon Corp.	(327)	(23,740)
FPL Group, Inc.	(403)	(22,865)
Great Plains Energy, Inc.	(387)	(11,269)

See Notes to Financial Statements.
51

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Idacorp, Inc.	(730)	$(23,389)
Northeast Utilities	(728)	(20,646)
Reliant Energy, Inc. *	(295)	(7,950)
Sierra Pacific Resources *	(2,332)	(40,950)
		(275,525)
Gas Utilities—(0.4)%
Equitable Resources, Inc.	(505)	(25,028)
Northwest Natural Gas Co.	(325)	(15,012)
Piedmont Natural Gas Co.	(362)	(8,923)
Questar Corp.	(173)	(9,143)
		(58,106)
Independent Power Producers & Energy Traders—(0.2)%
Dynegy, Inc. *	(1,361)	(12,848)
Ormat Technologies, Inc.	(211)	(7,950)
		(20,798)
Multi-Utilities—(1.1)%
Ameren Corp.	(674)	(33,033)
Black Hills Corp.	(138)	(5,486)
Consolidated Edison, Inc.	(503)	(22,695)
Dominion Resources, Inc.	(331)	(28,569)
Public Service Enterprise Group, Inc.	(472)	(41,432)
Wisconsin Energy Corp.	(356)	(15,746)
		(146,961)

	Shares	Value
Water Utilities—(0.3)%
Aqua America, Inc.	(1,555)	$(34,972)
Total Utilities		(536,362)
Total Investments Sold Short—(90.8)% (a) (Proceeds—$10,994,570)		(11,603,414)
Total Investments, Net of Investments Sold Short—13.2% (Cost—$1,350,498)		1,691,972
Other Assets Less Liabilities—86.8%		11,084,727
Net Assets—100.0%		$12,776,699

*  Non-income producing security.

(a)  Cash collateral in the amount of $20,770,132 was pledged to cover open short positions as of June 30, 2007.

Glossary:

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.
52

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Portfolio Manager's Commentary – June 30, 2007

Market Conditions

Economic data during the period was mostly positive, with employment, wages, and consumer confidence all strong. First quarter Gross Domestic Product (GDP) growth, however, fell to 0.7%, the slowest growth level in four years. Within the disappointing GDP report, the housing market was especially weak with existing home sales slowing in April and May to an annualized rate of 5.99 million. With mixed data and relatively low inflation, the Federal Reserve Board (the Fed) left the Fed Funds rate (the rate at which banks lend to one another) unchanged at 5.25% at its January, March, May, and June meetings. At the last meeting, the Fed indicated that the U.S. economy continued to grow at a moderate pace but that "the predominant policy concern remains the risk that inflation will fail to moderate as expected". Late in the period, the benchmark 10-year Treasury yield crossed the psychologically important level of 5% for the first time since August of 2006, increasing to 5.295% on June 12th, the highest level in five years.

Year-to-date, the Merrill Lynch U.S. High Yield Master II Index is up 3.05%, the Lehman Aggregate Index is up 0.95%, and the Merrill Lynch All Convertibles Index is up 6.96%. Convertibles captured 100% of the upside of equities, with the S&P 500 Index also up 6.96%.

Thus far in 2007, investors have shown a preference for riskier, lower rated securities. Within the high yield market, CCC-rated bonds outperformed single and double B-rated bonds, with the CCC-Index up 6.14%, the B-Index up 3.34%, and the BB-Index up 1.54%. In the convertible market, speculative grade issues beat investment grade issues as well. The Merrill Lynch Speculative Grade Index was up 9.83%, while the Merrill Lynch Investment Grade Index was up 5.46%. Even in the high-grade portion of the market, mortgages and corporates outperformed treasuries.

Factors Affecting Portfolio Performance

The Portfolio outperformed its benchmark, the Merrill Lynch High Yield Master II Index, for the six months ended June 30, 2007.

Performance during the period was helped by convertible securities, which greatly outperformed high yield and high grade holdings. These securities benefited from positive macro trends and a strong equity market. Among industries, pharmaceuticals, health services, and media-cable were particularly strong. In particular, Schering-Plough Corporation did well after releasing first quarter results which heartily beat analyst expectations. Additionally, other pharmaceutical companies also were boosted by stronger than anticipated sales growth. In health services, Manor Care, Inc. rose sharply on a possible private equity buyout. Natural gas provider, The Williams Companies, Inc., was also among top performers. The company agreed to sell its power assets in a move to reduce debt and focus on its core natural gas operations. The move should also lead to a lower cost of capital for the firm.

Detracting from performance relative to the benchmark were high grade holdings, which lagged high yield and convertibles as interest rates rose over the period and riskier assets performed better. In particular, the more interest rate sensitive industries of investments and banking lagged. Also detracting from performance was beverage company, Constellation Brands, Inc. The company disappointed investors after lowering guidance for 2008, citing increasing challenges in the UK market, primarily due to increased competition from low cost Australian and private label wine makers. Agriculture firm, Archer-Daniels-Midland Company, also detracted from performance after the firm released lower than expected quarterly earnings. The company missed targets on ethanol margins, partly due to higher corn costs. Chip maker, LSI Corporation, also detracted from performance after the company gave guidance for second quarter sales and profit that fell short of analyst expectations. The guidance also led to investor worries over a recent large acquisition made by the firm.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord, Abbett & Co. LLC.

53

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2007 (Unaudited)

	Six Months††	One Year	Since Inception†
Roszel/Lord Abbett Bond Debenture Portfolio	3.69%	10.88%	9.14%
Merrill Lynch U.S. High Yield Master II Index	3.05%	11.75%	11.75%
Merrill Lynch U.S. Domestic Master Bond Index	0.95%	6.15%	4.56%

  *  See Notes to Performance Information.

  †   July 1, 2002.

  ††   Not annualized.

Portfolio Summary
As of June 30, 2007 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Federal Home Loan Mortgage Corp. 5.13% due 04/18/11	1.8%
Federal National Mortgage Assn. 6.00% due 04/01/37	1.8
Federal National Mortgage Assn. 6.00% due 05/01/33	1.5
Qwest Capital Funding, Inc. 7.90% due 08/15/10	1.5
Federal National Mortgage Assn. 6.00% due 03/01/33	1.3
PNM Resources, Inc.	1.3
Gaylord Entertainment Co. 8.00% due 11/15/13	1.1
Buckeye Technologies, Inc. 8.00% due 10/15/10	1.1
Virginia Electric & Power Co. 4.50% due 12/15/10	1.1
CCH I Holdings LLC 11.00% due 10/01/15	1.0
Total	13.5%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

S&P Ratings**	Percentage of Fixed Income Investments
AAA-A	4.3%
BBB-B	67.6
CCC-C	10.4
U.S. Government & Agencies Obligations	12.6
Not Rated Securities	5.1
Total	100.0%
Holdings by Sector	Percentage of Net Assets
Consumer Discretionary	15.5%
U.S. Government	11.1
Industrials	11.0
Materials	10.7
Energy	10.0
Utilities	8.6
Telecommunication Services	7.2
Health Care	7.1
Financials	4.4
Information Technology	4.1
Consumer Staples	3.0
Other#	7.3
Total	100.0%

54

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Fixed Income Investments—88.0%
Consumer Discretionary—15.2%
Apparel, Accessories & Luxury Goods—0.2%
Levi Strauss & Co. 8.88% due 04/01/16	B	$25,000	$25,625
Auto Components—1.0%
Cooper-Standard Automotive, Inc. 8.38% due 12/15/14	CCC+	75,000	69,937
Lear Corp. 8.50% due 12/01/13	CCC+	50,000	48,000
Stanadyne Corp. 10.00% due 08/15/14	CCC+	25,000	26,438
			144,375
Automobiles—1.2%
Ford Capital BV 9.50% due 06/01/10	CCC+	50,000	50,750
General Motors Corp. 7.20% due 01/15/11	B-	90,000	86,512
8.38% due 07/15/33	B-	25,000	22,813
			160,075
Distributors—0.2%
Varietal Distribution Merger Sub., Inc. 10.25% due 07/15/15(c) PIK	CCC+	25,000	24,938
Hotels, Restaurants & Leisure—3.2%
Boyd Gaming Corp. 7.13% due 02/01/16	B+	50,000	48,500
Gaylord Entertainment Co. 8.00% due 11/15/13	B-	150,000	152,062
Isle of Capri Casinos, Inc. 7.00% due 03/01/14	B	100,000	94,625
Landry's Restaurants, Inc., Series B 7.50% due 12/15/14	B-	25,000	24,250
Scientific Games Corp. 6.25% due 12/15/12	B+	75,000	72,094
Turning Stone Resort Casino Enterprise 9.13% due 09/15/14(c)	B+	50,000	50,875
			442,406
Household Durables—0.5%
K Hovnanian Enterprises 8.63% due 01/15/17	BB	25,000	24,000
Vitro SA de CV 9.13% due 02/01/17(c)	B	50,000	51,250
			75,250
Media—8.0%
Affinion Group, Inc. 11.50% due 10/15/15	B-	75,000	81,000
Allbritton Communications Co. 7.75% due 12/15/12	B-	100,000	100,500

	S&P Rating	Principal Amount	Value
CCH I Holdings LLC 11.75% due 05/15/14 (a)	CCC	$50,000	$49,125
11.00% due 10/01/15	CCC	134,000	139,862
DIRECTV Holdings LLC 6.38% due 06/15/15	BB-	50,000	47,000
Echostar DBS Corp. 6.38% due 10/01/11	BB-	75,000	73,500
7.13% due 02/01/16	BB-	25,000	24,438
Idearc, Inc. 8.00% due 11/15/16	B+	100,000	101,000
Interpublic Group of Cos., Inc. 6.25% due 11/15/14	B	35,000	32,113
Liberty Media LLC 3.25% due 03/15/31 (b)	BB+	100,000	85,250
Mediacom LLC 9.50% due 01/15/13	B	50,000	51,125
Omnicom Group, Inc. 0.00% due 07/01/38 (b)(d)	A-	35,000	37,931
RH Donnelley Corp. 8.88% due 01/15/16	B	25,000	26,000
Sinclair Broadcast Group, Inc. 8.00% due 03/15/12	B	62,000	63,860
6.00% due 09/15/12 (b)	NR†	125,000	120,000
Univision Communications, Inc. 9.75% due 03/15/15 (c) PIK	CCC+	75,000	74,062
			1,106,766
Specialty Retail—0.4%
Brookstone Co., Inc. 12.00% due 10/15/12	B	25,000	25,625
Michaels Stores, Inc. 10.00% due 11/01/14 (c)	CCC	25,000	25,625
			51,250
Textiles, Apparel & Luxury Goods—0.5%
INVISTA 9.25% due 05/01/12 (c)	B+	65,000	68,737
Total Consumer Discretionary			2,099,422
Consumer Staples—3.0%
Beverages—0.4%
Constellations Brands, Inc. 7.25% due 05/15/17 (c)	BB-	25,000	24,375
Molson Coors Brewing Co. 2.50% due 07/30/13 (b)	BBB	35,000	36,356
			60,731
Food & Staples Retailing—0.8%
Rite Aid Corp. 9.38% due 12/15/15 (c)	CCC+	50,000	48,000
Stater Brothers Holdings 8.13% due 06/15/12	B+	55,000	55,413
			103,413

See Notes to Financial Statements.
55

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (continued)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Food Products—1.1%
Archer-Daniels-Midland Co. 0.88% due 02/15/14 (b)(c)	A	$50,000	$47,500
Dole Food Co. 8.75% due 07/15/13	B-	50,000	48,750
SUPERVALU, Inc. 7.50% due 11/15/14	B	50,000	51,250
			147,500
Personal Products—0.7%
Elizabeth Arden, Inc. 7.75% due 01/15/14	B-	100,000	100,750
Total Consumer Staples			412,394
Energy—9.2%
Energy Equipment & Services—2.0%
Bristow Group, Inc. 6.13% due 06/15/13	BB	100,000	94,250
Compagnie Generale de Geophysique-Veritas 7.75% due 05/15/17	B+	25,000	25,312
Complete Production Services, Inc. 8.00% due 12/15/16 (c)	B	25,000	25,250
Grant Prideco, Inc. 6.13% due 08/15/15	BB+	25,000	23,688
Pride International, Inc. 7.38% due 07/15/14	BB-	50,000	50,125
Williams Cos., Inc. 7.88% due 09/01/21	BB	50,000	53,750
			272,375
Oil, Gas & Consumable Fuels—7.2%
Chesapeake Energy Corp. 7.00% due 08/15/14	BB	60,000	59,550
6.25% due 01/15/18	BB	50,000	46,687
Cimarex Energy Co. 7.13% due 05/01/17	BB-	50,000	48,750
Devon Energy Corp. 4.90% due 08/15/08 (b)	BBB	50,000	78,625
Ferrellgas Escrow LLC 6.75% due 05/01/14	B+	40,000	37,900
Forest Oil Corp. 7.25% due 06/15/19 (c)	B+	25,000	24,250
Hanover Compressor Co. 8.63% due 12/15/10	B	75,000	77,344
7.50% due 04/15/13	B	25,000	25,125
4.75% due 01/15/14 (b)	B	20,000	34,750
9.00% due 06/01/14	B	25,000	26,438
Hornbeck Offshore Services, Inc. 6.13% due 12/01/14	BB-	70,000	64,050
Inergy LP 8.25% due 03/01/16	B	50,000	51,375
KCS Energy, Inc. 7.13% due 04/01/12	B-	50,000	49,375
Kerr-McGee Corp. 6.95% due 07/01/24	BBB-	35,000	36,312
Peabody Energy Corp. 7.38% due 11/01/16	BB	25,000	25,500
Pogo Producing Co. 6.63% due 03/15/15	B+	75,000	74,250

	S&P Rating	Principal Amount	Value
Quicksilver Resources, Inc. 7.13% due 04/01/16	B	$50,000	$48,250
1.88% due 11/01/24 (b)	NR†	25,000	39,937
Range Resources Corp. 7.38% due 07/15/13	B+	25,000	25,250
Tesoro Corp. 6.25% due 11/01/12	BB+	25,000	24,813
6.50% due 06/01/17 (c)	BB+	25,000	24,438
VeraSun Energy Corp. 9.38% due 06/01/17 (c)	B-	50,000	46,500
Williams Partners LP/ Williams Partners Finance Corp. 7.25% due 02/01/17	BB+	25,000	25,125
			994,594
Total Energy			1,266,969
Financials—3.6%
Capital Markets—0.4%
Lehman Brothers Holdings, Inc. 0.45% due 12/27/13 (b)	A+	50,000	48,260
Commercial Banks—0.1%
BNP Paribas 6.70% due 12/14/07 (b)(c)	AA+	15,000	16,530
Consumer Finance—0.5%
General Motors Acceptance Corp. 7.25% due 03/02/11	BB+	75,000	74,754
Diversified Financial Services—2.4%
Algoma Acquisition Corp. 9.88% due 06/15/15 (c)	B-	25,000	24,875
Hawker Beechcraft Acquisition Co. LLC 8.50% due 04/01/15 (c)	B-	50,000	51,625
Hughes Network Systems LLC 9.50% due 04/15/14	B-	25,000	26,125
Morgan Stanley 2.00% due 06/28/12 (b)(c)	A+e	25,000	24,889
PGS Solutions, Inc. 9.63% due 02/15/15 (c)	B-	50,000	50,557
Sensus Metering Systems, Inc. 8.63% due 12/15/13	B-	100,000	101,500
Snoqualmie Entertainment Authority 9.13% due 02/01/15 (c)	B	50,000	51,250
			330,821
Insurance—0.2%
USI Holdings Corp. 9.23% due 11/15/14 (c)(e)	CCC	25,000	24,875
Total Financials			495,240

See Notes to Financial Statements.
56

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (continued)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Health Care—6.7%
Biotechnology—1.7%
Amgen, Inc. 0.13% due 02/01/11 (b)	A+	$25,000	$22,625
Bio-Rad Laboratories, Inc. 6.13% due 12/15/14	BB-	75,000	70,500
CV Therapeutics, Inc. 3.25% due 08/16/13 (b)	NR†	50,000	44,000
Genzyme Corp. 1.25% due 12/01/23 (b)	BBB	50,000	52,500
Invitrogen Corp. 3.25% due 06/15/25 (b)	NR†	50,000	50,812
			240,437
Health Care Providers & Services—3.0%
Advanced Medical Optics, Inc. 7.50% due 05/01/17 (c)	B	50,000	47,250
DaVita, Inc. 7.25% due 03/15/15	B	75,000	74,063
Hanger Orthopedic Group, Inc. 10.25% due 06/01/14	CCC+	25,000	26,875
HCA, Inc. 9.13% due 11/15/14 (c)	BB-	25,000	26,281
6.38% due 01/15/15	B-	75,000	63,750
Sun Healthcare Group, Inc. 9.13% due 04/15/15 (c)	CCC+	50,000	52,000
Tenet Healthcare Corp. 9.88% due 07/01/14	CCC+	50,000	49,500
United Surgical Partners 8.88% due 05/01/17 (c)	CCC+	50,000	50,125
Vanguard Health Holding Co. II LLC 9.00% due 10/01/14	CCC+	25,000	24,750
			414,594
Health Care Technology—0.2%
Trizetto Group, Inc. 1.13% due 04/15/12 (b)(c)	NR†	25,000	25,625
Life Sciences Tools & Services—0.2%
Millipore Corp. 3.75% due 06/01/26 (b)	NR†	25,000	26,781
Pharmaceuticals—1.6%
Alza Corp. 1.28% due 07/28/20 (b)(d)	AAA	75,000	63,469
MGI Pharma, Inc. 1.68% due 03/02/24 (a)(b)	NR†	25,000	17,375
Mylan Laboratories, Inc. 6.38% due 08/15/15	BB+	50,000	51,500
Warner Chilcott Corp. 8.75% due 02/01/15	B-	32,000	32,880
Wyeth 4.88% due 01/15/24 (e)	A+	50,000	56,560
			221,784
Total Health Care			929,221

	S&P Rating	Principal Amount	Value
Industrials—11.0%
Aerospace & Defense—2.2%
DRS Technologies, Inc. 6.88% due 11/01/13	B	$100,000	$97,000
EDO Corp. 4.00% due 11/15/25 (b)	NR†	25,000	28,781
Esterline Technologies Corp. 6.63% due 03/01/17 (c)	BB-	25,000	24,125
L-3 Communications Corp. 6.38% due 10/15/15	BB+	25,000	23,625
3.00% due 08/01/35 (b)	BB+	50,000	56,375
Lockheed Martin Corp. 5.11% due 08/15/33 (b)(e)	A-	60,000	80,604
			310,510
Building Products—0.3%
NTK Holdings, Inc. 0.00% due 03/01/14 (a)	CCC+	50,000	36,250
Commercial Services & Supplies—3.7%
Aramark Corp. 8.50% due 02/01/15 (c)	B-	25,000	25,437
Avis Budget Car Rental LLC/ Avis Budget Finance, Inc. 7.63% due 05/15/14	BB-e	100,000	101,000
CHC Helicopter Corp. 7.38% due 05/01/14	B	50,000	47,625
CRA International, Inc. 2.88% due 06/15/34 (b)	NR†	45,000	61,819
Deluxe Corp. 7.38% due 06/01/15 (c)	BB-	50,000	49,750
FTI Consulting, Inc. 3.75% due 07/15/12 (b)	B	50,000	70,500
7.75% due 10/01/16	B+	50,000	51,000
Neff Corp. 10.00% due 06/01/15 (c)	B-	25,000	24,938
Rental Service Corp. 9.50% due 12/01/14 (c)	B-	50,000	51,000
United Rentals North America, Inc. 7.75% due 11/15/13	B	25,000	25,031
			508,100
Construction & Engineering—1.0%
Fluor Corp. 1.50% due 02/15/24 (b)	BBB+	50,000	99,812
Ply Gem Industries, Inc. 9.00% due 02/15/12	CCC+	50,000	44,938
			144,750
Electrical Equipment—1.2%
Baldor Electric Co. 8.63% due 02/15/17	B	50,000	52,875
Belden CDT, Inc. 7.00% due 03/15/17 (c)	BB-	50,000	49,250
Roper Industries, Inc. 1.48% due 01/15/34 (a)(b)	BB+	100,000	72,125
			174,250

See Notes to Financial Statements.
57

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (continued)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Industrial Conglomerates—0.9%
Park-Ohio Industries, Inc. 8.38% due 11/15/14	B-	$75,000	$72,187
RBS Global, Inc. and Rexnord Corp. 9.50% due 08/01/14	CCC+	50,000	51,250
			123,437
Machinery—1.1%
Actuant Corp. 6.88% due 06/15/17 (c)	BB-	25,000	24,750
Dresser-Rand Group, Inc. 7.38% due 11/01/14	B	22,000	22,083
Gardner Denver, Inc. 8.00% due 05/01/13	B	50,000	52,250
Mueller Water Products, Inc. 7.38% due 06/01/17 (c)	B	50,000	49,580
			148,663
Road & Rail—0.2%
Ashtead Capital, Inc. 9.00% due 08/15/16 (c)	B	25,000	26,188
Trading Companies & Distributors—0.4%
Interline Brands, Inc. 8.13% due 06/15/14	B	50,000	50,375
Total Industrials			1,522,523
Information Technology—4.1%
Communications Equipment—0.2%
Mastec, Inc. 7.63% due 02/01/17 (c)	B+	25,000	25,063
Electronic Equipment & Instruments—0.5%
NXP BV / NXP Funding LLC 9.50% due 10/15/15	B+	75,000	73,875
Internet Software & Services—0.2%
Equinix, Inc. 2.50% due 04/15/12 (b)	NR†	25,000	26,000
IT Services—1.1%
Electronic Data Systems Corp. 3.88% due 07/15/23 (b)	BBB-	50,000	50,625
SunGard Data Systems, Inc. 9.13% due 08/15/13	B-	75,000	76,781
10.25% due 08/15/15	B-	25,000	26,438
			153,844
Semiconductors & Semiconductor Equipment—1.5%
Advanced Micro Devices 7.75% due 11/01/12	BB-	50,000	47,125
Cypress Semiconductor Corp. 1.00% due 09/15/09 (b)(c)	NR†	10,000	11,050
Freescale Semiconductor, Inc. 8.88% due 12/15/14 (c)	B	75,000	71,625
Intel Corp. 2.95% due 12/15/35 (b)	A-	25,000	23,844
LSI Logic Corp. 4.00% due 05/15/10 (b)	B+	50,000	48,437
			202,081

	S&P Rating	Principal Amount	Value
Software—0.6%
Serena Software, Inc. 10.38% due 03/15/16	CCC+	$25,000	$26,937
Symantec Corp. 0.75% due 06/15/11 (b)	NR†	50,000	58,250
			85,187
Total Information Technology			566,050
Materials—10.7%
Chemicals—2.8%
Equistar Chemicals LP 7.55% due 02/15/26	BB-	25,000	22,813
Hercules, Inc. 6.75% due 10/15/29	B+	125,000	121,250
Huntsman International LLC 7.88% due 11/15/14	B	50,000	53,562
Huntsman LLC 11.50% due 07/15/12	B+	27,000	29,970
Lyondell Chemical Co. 8.00% due 09/15/14	B+	50,000	51,375
MacDermid, Inc. 9.50% due 04/15/17 (c)	CCC+	25,000	25,125
Mosaic Global Holdings, Inc. 7.30% due 01/15/28	B+	50,000	48,000
Rockwood Specialties Group, Inc. 7.50% due 11/15/14	B-	30,000	30,150
			382,245
Containers & Packaging—4.1%
Ball Corp. 6.63% due 03/15/18	BB	25,000	24,000
Berry Plastics Holdings Corp. 8.88% due 09/15/14	B	75,000	75,937
Crown Cork & Seal Co., Inc. 7.38% due 12/15/26	B	150,000	138,000
Graphic Packaging International Corp. 9.50% due 08/15/13	B-	75,000	77,906
Jefferson Smurfit Corp. U.S. 7.50% due 06/01/13	CCC+	65,000	63,050
Owens-Brockway Glass Container, Inc. 8.88% due 02/15/09	BB	132,000	134,310
7.75% due 05/15/11	BB	50,000	51,313
			564,516
Metals & Mining—1.6%
AK Steel Corp. 7.75% due 06/15/12	B+	30,000	30,000
Aleris International, Inc. 10.00% due 12/15/16 (c)	B-	45,000	44,663
Allegheny Ludlum Corp. 6.95% due 12/15/25	BB-	50,000	52,000
Freeport-McMoran Copper & Gold , Inc. 8.25% due 04/01/15	BB	50,000	52,750
Noranda Aluminum Acquisition Corp. 9.36% due 05/15/15 (c) PIK	CCC+	50,000	48,250
			227,663

See Notes to Financial Statements.
58

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (continued)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Paper & Forest Products—2.2%
Abitibi-Consolidated, Inc. 8.55% due 08/01/10	B	$60,000	$57,300
Bowater, Inc. 9.50% due 10/15/12	B	50,000	49,250
6.50% due 06/15/13	B	50,000	43,437
Buckeye Technologies, Inc. 8.00% due 10/15/10	B	150,000	150,000
			299,987
Total Materials			1,474,411
Telecommunication Services—7.2%
Diversified Telecommunication Services—4.3%
Cincinnati Bell, Inc. 8.38% due 01/15/14	B-	100,000	101,000
Intelsat Ltd. 6.50% due 11/01/13	B-	75,000	60,188
Nordic Telephone Co. Holdings 8.88% due 05/01/16 (c)	B	100,000	106,000
Qwest Capital Funding, Inc. 7.90% due 08/15/10	B+	200,000	203,500
Qwest Communications International, Inc. 3.50% due 11/15/25 (b)	B+	20,000	35,050
Syniverse Technologies, Inc. 7.75% due 08/15/13	B	75,000	71,625
Windstream Corp. 7.00% due 03/15/19	BB-	25,000	23,875
			601,238
Wireless Telecommunication Services—2.9%
Centennial Communications Corp. 10.00% due 01/01/13	CCC+	50,000	53,625
Dobson Communications Corp. 8.88% due 10/01/13	CCC	75,000	78,375
Hellas Telecommunications Luxembourg II 11.12% due 01/15/15 (c)(e)	CCC+	25,000	25,750
Intelsat Subsidiary Holdings Co., Ltd. 8.25% due 01/15/13	B+	25,000	25,375
IPCS, Inc. 8.61% due 05/01/14 (c) PIK	CCC	25,000	25,063
Nextel Communications, Inc. 7.38% due 08/01/15	BBB	60,000	59,974
Nextel Partners, Inc. 8.13% due 07/01/11	NR†	100,000	104,303
Rogers Wireless, Inc. 7.25% due 12/15/12	BBB-	25,000	26,396
			398,861
Total Telecommunication Services			1,000,099

	S&P Rating	Principal Amount	Value
U.S. Government Securities—11.1%
U.S. Government Agencies—11.1%
Federal Home Loan Mortgage Corp. 5.13% due 04/18/11	AAA	$250,000	$249,085
Federal National Mortgage Assn. 6.00% due 01/01/33	AAA	34,307	34,148
6.00% due 03/01/33	AAA	185,463	184,603
6.00% due 05/01/33	AAA	210,587	209,611
6.00% due 04/01/35	AAA	69,870	69,358
6.50% due 05/01/35	AAA	52,770	53,533
6.50% due 02/01/36	AAA	123,929	125,258
6.00% due 03/01/36	AAA	87,182	86,298
6.50% due 06/01/36	AAA	78,864	79,631
6.00% due 02/01/37	AAA	97,346	96,359
6.00% due 04/01/37	AAA	250,000	247,323
6.00% due 06/01/37	AAA	100,000	98,929
Total U.S. Government Securities			1,534,136
Utilities—6.2%
Electric Utilities—3.6%
Duke Energy Corp. 5.38% due 01/01/09	A-	100,000	99,767
Edison Mission Energy 7.75% due 06/15/16	BB-	100,000	99,500
7.00% due 05/15/17 (c)	BB-	50,000	47,125
Nevada Power Co. 5.88% due 01/15/15	BB+	100,000	97,685
Virginia Electric & Power Co. 4.50% due 12/15/10	BBB	150,000	145,150
			489,227
Gas Utilities—0.4%
MarkWest Energy Partners LP 6.88% due 11/01/14	B	30,000	28,350
8.50% due 07/15/16	B	25,000	25,438
			53,788
Independent Power Producers & Energy Traders—1.7%
Mirant Americas Generation, Inc. 9.13% due 05/01/31	B-	100,000	109,500
Mirant North America LLC 7.38% due 12/31/13	B-	25,000	25,562
NRG Energy, Inc. 7.38% due 02/01/16	B	50,000	50,125
Reliant Resources, Inc. 7.88% due 06/15/17	B-	50,000	48,625
			233,812
Multi-Utilities—0.5%
Dynegy Holdings, Inc. 8.38% due 05/01/16	B-	75,000	73,313
Total Utilities			850,140
Total Fixed Income Investments (Cost—$12,064,640)			12,150,605

See Notes to Financial Statements.
59

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of June 30, 2007 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Convertible Preferred Stocks—4.7%
Consumer Discretionary—0.3%
Automobiles—0.3%
Ford Motor Co. Capital Trust II	1,000	$38,560
Energy—0.8%
Oil, Gas & Consumable Fuels—0.8%
Chesapeake Energy Corp.	350	35,175
El Paso Corp.	50	72,938
Total Energy		108,113
Financials—0.8%
Commercial Banks—0.6%
Marshall & Ilsley Corp.	3,000	79,290
Diversified Financial Services—0.2%
Morgan Stanley	750	14,130
Morgan Stanley (c)	300	21,870
		36,000
Total Financials		115,290
Health Care—0.4%
Pharmaceuticals—0.4%
Schering-Plough Corp.	800	55,040
Utilities—2.4%
Electric Utilities—1.2%
PNM Resources, Inc.	3,500	175,000
Multi-Utilities—1.2%
CMS Energy Corp.	1,000	89,750
Williams Holdings of Delaware	500	74,062
		163,812
Total Utilities		338,812
Total Convertible Preferred Stocks (Cost—$589,043)		655,815
	Principal Amount
Short-Term Securities—6.1%
Repurchase Agreement **—6.1%
Nomura Securities International, Inc., 5.02%, dated 06/29/07, due 07/02/07, total to be received $842,932 (Cost—$842,580)	$842,580	842,580
Total Investments—98.8%
(Cost—$13,496,263)		13,649,000
Other Assets Less Liabilities—1.2%		164,681
Net Assets—100.0%		$13,813,681

†  Not rated by Standard & Poor's Corporation or Moody's Investor Service, Inc.

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

(a)  Step bond - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2007.

(b)  Convertible bond.

(c)  Security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

(d)  Zero coupon security - rate disclosed is yield as of June 30, 2007.

(e)  Floating / Variable rate bond. Rate disclosed is as of June 30, 2007.

Glossary:

PIK—Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

See Notes to Financial Statements.
60

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of June 30, 2007 (Unaudited)

	Roszel/Marsico Large Cap Growth Portfolio	Roszel/ Lord Abbett Affiliated Portfolio	Roszel/Allianz CCM Capital Appreciation Portfolio	Roszel/ Lord Abbett Mid Cap Value Portfolio
Assets:
Investments, at cost	$36,835,717	$75,862,807	$139,860,569	$143,767,696
Investments, at value	35,766,061	55,880,366	162,248,806	154,378,471
Repurchase agreements, at value	4,370,389	23,382,542	1,173,627	22,739,180
Total investments, at value	40,136,450	79,262,908	163,422,433	177,117,651
Cash	—	—	—	39,250
Segregated cash balances with brokers for open short positions	—	—	—	—
Receivables:
Capital shares sold	22,145,190	22,498	11,060	—
Investment advisor	—	—	—	—
Dividends and interest	34,403	125,927	117,156	300,565
Investments sold	315,928	401,645	2,235,022	353,992
Prepaid insurance	120	—	1,310	—
Total assets	62,632,091	79,812,978	165,786,981	177,811,458
Liabilities:
Payables:
Administrative fees	4,344	14,417	48,274	49,213
Capital shares redeemed	125,429	21,046,489	139,216	15,122,578
Investment advisor	26,962	52,450	109,291	141,605
Investments purchased	77,254	579,862	2,012,268	158,045
Transfer agent fees	—	3,207	2,732	3,478
Trustees' fees	—	—	3,216	2,164
Payable for segregated cash
Payable for securities sold short	—	—	—	—
Accrued expenses	13,684	20,618	40,239	37,086
Total liabilities	247,673	21,717,043	2,355,236	15,514,169
Net Assets	$62,384,418	$58,095,935	$163,431,745	$162,297,289
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$5,060	$4,151	$11,192	$11,425
Paid-in capital	58,842,706	44,329,605	115,411,581	94,506,796
Accumulated undistributed investment income (loss)—net	35,123	885,350	583,136	1,073,653
Accumulated realized capital gain (loss) on investments—net	200,796	9,476,728	23,863,972	33,355,460
Unrealized appreciation (depreciation) on: Investments—net	3,300,733	3,400,101	23,561,864	33,349,955
Short sales—net	—	—	—	—
Net Assets	$62,384,418	$58,095,935	$163,431,745	$162,297,289
Shares Outstanding	5,059,897	4,150,554	11,192,187	11,425,125
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$12.33	$14.00	$14.60	$14.21

See Notes to Financial Statements.
61

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of June 30, 2007 (Unaudited) (continued)

	Roszel/ Seligman Mid Cap Growth Portfolio	Roszel/ Allianz NFJ Small Cap Value Portfolio	Roszel/ JPMorgan Small Cap Growth Portfolio	Roszel/ Delaware Trend Portfolio
Assets:
Investments, at cost	$48,854,211	$89,177,616	$63,518,826	$28,046,323
Investments, at value	53,214,563	109,068,406	75,005,136	35,348,963
Repurchase agreements, at value	885,938	3,679,023	—	—
Total investments, at value	54,100,501	112,747,429	75,005,136	35,348,963
Cash	—	5,557	—	—
Segregated cash balances with brokers for open short positions	—	—	—	—
Receivables:
Capital shares sold	—	4,204	—	17,063
Investment advisor	—	—	—	—
Dividends and interest	13,468	94,414	32,521	4,114
Investments sold	2,223,545	306,166	2,460,629	690,285
Prepaid insurance	—	—	97	726
Total assets	56,337,514	113,157,770	77,498,383	36,061,151
Liabilities:
Payables:
Administrative fees	10,519	35,924	19,369	14,079
Capital shares redeemed	72,864	3,481,912	114,286	70,823
Investment advisor	36,151	79,943	58,893	20,826
Investments purchased	2,581,254	—	975,228	404,505
Transfer agent fees	283	2,697	2,888	1,547
Trustees' fees	1,688	2,259	2,067	1,315
Payable for segregated cash			266,041	11,179
Payable for securities sold short	—	—	—	—
Accrued expenses	23,919	31,065	33,058	26,427
Total liabilities	2,726,678	3,633,800	1,471,830	550,701
Net Assets	$53,610,836	$109,523,970	$76,026,553	$35,510,450
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$3,626	$6,510	$5,663	$2,453
Paid-in capital	38,455,806	61,459,061	48,125,247	21,878,248
Accumulated undistributed
investment income (loss)—net	(186,844)	3,712,171	(299,495)	(140,972)
Accumulated realized capital gain (loss) on investments—net	10,091,958	20,776,415	16,708,828	6,468,081
Unrealized appreciation (depreciation) on: Investments—net	5,246,290	23,569,813	11,486,310	7,302,640
Short sales—net	—	—	—	—
Net Assets	$53,610,836	$109,523,970	$76,026,553	$35,510,450
Shares Outstanding	3,626,165	6,509,641	5,662,815	2,452,557
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$14.78	$16.82	$13.43	$14.48

See Notes to Financial Statements.
62

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of June 30, 2007 (Unaudited) (concluded)

	Roszel/ JPMorgan Multi-Cap Market Neutral Portfolio	Roszel/Lord Abbett Bond Debenture Portfolio
Assets:
Investments, at cost	$12,345,068	$13,496,263
Investments, at value	13,295,386	12,806,420
Repurchase agreements, at value	—	842,580
Total investments, at value	13,295,386	13,649,000
Cash	—	93,374
Segregated cash balances with brokers for open short positions	20,770,132	—
Receivables:
Capital shares sold	—	91,232
Investment advisor	—	—
Dividends and interest	91,888	189,614
Investments sold	8,412,506	—
Prepaid insurance	—	—
Total assets	42,569,912	14,023,220
Liabilities:
Payables:
Administrative fees	18,016	5,343
Capital shares redeemed	9,700,027	9
Investment advisor	12,311	5,186
Investments purchased	8,384,719	178,924
Transfer agent fees	—	601
Trustees' fees	—	167
Payable for segregated cash		3,888
Payable for securities sold short (a)	11,603,414	—
Accrued expenses	70,838	19,309
Total liabilities	29,793,213	209,539
Net Assets	$12,776,699	$13,813,681
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$1,220	$1,219
Paid-in capital	11,973,187	13,372,845
Accumulated undistributed investment income (loss)—net	509,529	83,374
Accumulated realized capital gain (loss) on investments—net	(48,711)	203,506
Unrealized appreciation (depreciation) on:
Investments—net	950,318	152,737
Short sales—net	(608,844)	—
Net Assets	$12,776,699	$13,813,681
Shares Outstanding	1,220,198	1,218,745
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$10.47	$11.33

(a) Proceeds from securities sold short on the Roszel/JP Morgan Multi-Cap Market Neutral Portfolio was $10,994,570.

See Notes to Financial Statements.
63

MLIG Variable Insurance Trust
Statements of Operations for the Six Months Ended June 30, 2007 (Unaudited)

	Roszel/ Marsico Large Cap Growth Portfolio	Roszel/Lord Abbett Affiliated Portfolio	Roszel/ Allianz CCM Capital Appreciation Portfolio	Roszel/Lord Abbett Mid Cap Value Portfolio
Investment Income:
Dividends	$108,258	$695,403	$783,649	$1,123,216
Interest	42,672	74,634	145,448	197,311
Less: Foreign taxes withheld	(1,538)	(711)	—	(211)
Total income	149,392	769,326	929,097	1,320,316
Expenses:
Investment advisory fees	84,926	273,033	660,083	694,168
Professional fees	10,782	16,286	28,567	26,908
Administrative services	18,596	59,327	139,054	138,886
Custodian fees	4,885	13,003	14,623	15,586
Transfer agent fees	4,295	10,238	20,627	20,416
Recoupment fees	—	—	—	16,142
Printing and shareholder reports	458	4,882	14,721	13,372
Trustees' fees and expenses	251	2,677	8,069	7,331
Dividend expense on short positions	—	—	—	—
Other	768	2,114	6,818	6,909
Total expenses before expense reductions	124,961	381,560	892,562	939,718
Less: Advisory fee waivers and reimbursements, if any	(8,101)	(6,025)	—	—
Less: Reductions from commission recapture agreements, if any	(370)	(6,593)	(21,743)	(5,012)
Net expenses	116,490	368,942	870,819	934,706
Net investment income (loss)	32,902	400,384	58,278	385,610
Realized and Unrealized Gain (Loss)—Net:
Realized gain (loss) on:
Investments—net	240,132	6,981,699	6,923,707	15,075,413
Short sales—net	—	—	—	—
Net realized gain (loss)	240,132	6,981,699	6,923,707	15,075,413
Change in unrealized appreciation (depreciation) on:
Investments—net	2,629,021	(3,575,111)	8,250,879	1,965,047
Short sales—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	2,629,021	(3,575,111)	8,250,879	1,965,047
Total realized and unrealized gain (loss)—net	2,869,153	3,406,588	15,174,586	17,040,460
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,902,055	$3,806,972	$15,232,864	$17,426,070

See Notes to Financial Statements.
64

MLIG Variable Insurance Trust
Statements of Operations for the Six Months Ended June 30, 2007 (Unaudited) (continued)

	Roszel/ Seligman Mid Cap Growth Portfolio	Roszel/ Allianz NFJ Small Cap Value Portfolio	Roszel/ JPMorgan Small Cap Growth Portfolio	Roszel/ Delaware Trend Portfolio
Investment Income:
Dividends	$58,698	$1,884,194	$94,487	$47,948
Interest	24,666	61,168	84,978	16,087
Less: Foreign taxes withheld	—	(2,454)	—	—
Total income	83,364	1,942,908	179,465	64,035
Expenses:
Investment advisory fees	219,627	477,570	361,836	153,348
Professional fees	15,753	22,460	18,668	14,344
Administrative services	43,228	103,220	66,020	38,560
Custodian fees	10,158	10,684	14,710	13,381
Transfer agent fees	7,751	14,046	9,857	7,216
Recoupment fees	—	—	—	—
Printing and shareholder reports	4,409	9,807	6,773	3,307
Trustees' fees and expenses	2,416	5,376	3,712	1,814
Dividend expense on short positions	—	—	—	—
Other	2,813	5,209	3,729	1,863
Total expenses before expense reductions	306,155	648,372	485,305	233,833
Less: Advisory fee waivers and reimbursements, if any	(8,777)	(1,880)	(8,986)	(26,251)
Less: Reductions from commission recapture agreements, if any	(27,488)	(1,090)	(522)	(2,575)
Net expenses	269,890	645,402	475,797	205,007
Net investment income (loss)	(186,526)	1,297,506	(296,332)	(140,972)
Realized and Unrealized Gain (Loss)—Net:
Realized gain (loss) on:
Investments—net	5,820,146	8,532,066	4,941,115	2,022,707
Short sales—net	—	—	—	—
Net realized gain (loss)	5,820,146	8,532,066	4,941,115	2,022,707
Change in unrealized appreciation (depreciation) on:
Investments—net	1,828,284	1,880,550	1,745,727	1,670,866
Short sales—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	1,828,284	1,880,550	1,745,727	1,670,866
Total realized and unrealized gain (loss)—net	7,648,430	10,412,616	6,686,842	3,693,573
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,461,904	$11,710,122	$6,390,510	$3,552,601

See Notes to Financial Statements.
65

MLIG Variable Insurance Trust
Statements of Operations for the Six Months Ended June 30, 2007 (Unaudited) (concluded)

	Roszel/ JPMorgan Multi-Cap Market Neutral Portfolio	Roszel/Lord Abbett Bond Debenture Portfolio
Investment Income:
Dividends	$101,453	$21,962
Interest	498,327	431,678
Less: Foreign taxes withheld	(562)	—
Total income	599,218	453,640
Expenses:
Investment advisory fees	149,654	53,201
Professional fees	11,935	12,078
Administrative services	37,358	19,485
Custodian fees	70,103	6,073
Transfer agent fees	4,354	3,719
Recoupment fees	—	—
Printing and shareholder reports	1,394	1,187
Trustees' fees and expenses	764	652
Dividend expense on short positions	125,560	—
Other	16,135	1,198
Total expenses before expense reductions	417,257	97,593
Less: Advisory fee waivers and reimbursements, if any	(107,101)	(24,438)
Less: Reductions from commission recapture agreements, if any	—	—
Net expenses	310,156	73,155
Net investment income (loss)	289,062	380,485
Realized and Unrealized Gain (Loss)—Net:
Realized gain (loss) on:
Investments—net	2,118,766	181,040
Short sales—net	(2,078,553)	—
Net realized gain (loss)	40,213	181,040
Change in unrealized appreciation (depreciation) on:
Investments—net	(87,432)	(76,122)
Short sales—net	205,457	—
Net change in unrealized appreciation (depreciation)	118,025	(76,122)
Total realized and unrealized gain (loss)—net	158,238	104,918
Net Increase (Decrease) in Net Assets Resulting from Operations	$447,300	$485,403

See Notes to Financial Statements.
66

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (Unaudited)

	Roszel/Marsico Large Cap Growth Portfolio		Roszel/Lord Abbett Affiliated Portfolio
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$32,902	$3,172	$400,384	$484,990
Net realized gain (loss)	240,132	(37,421)	6,981,699	2,612,857
Change in unrealized appreciation Net change in unrealized appreciation (depreciation)	2,629,021	297,675	(3,575,111)	3,947,238
Net increase (decrease) in net assets resulting from operations	2,902,055	263,426	3,806,972	7,045,085
Distributions to Shareholders From:
Investment Income—net	—	—	—	(348,639)
Realized gains—net	—	(212,026)	—	(1,926,841)
Total distributions	—	(212,026)	—	(2,275,480)
Capital Share Transactions:
Shares sold	55,431,755	2,787,765	22,166,945	21,263,642
Shares issued on reinvestment of distributions	—	212,026	—	2,275,480
Shares redeemed	(872,301)	(2,161,073)	(25,989,134)	(8,773,537)
Net increase (decrease) in net assets derived from capital share transactions	54,559,454	838,718	(3,822,189)	14,765,585
Net Assets:
Total increase (decrease) in net assets	57,461,509	890,118	(15,217)	19,535,190
Beginning of period	4,922,909	4,032,791	58,111,152	38,575,962
End of period	$62,384,418	$4,922,909	$58,095,935	$58,111,152
Net Assets include undistributed investment income (loss)—net	$35,123	$2,221	$885,350	$484,966
Share Transactions:
Shares sold	4,697,005	249,998	1,652,580	1,673,498
Shares issued on reinvestment of distributions	—	19,909	—	189,150
Shares redeemed	(73,359)	(194,488)	(1,864,357)	(692,550)
Net increase (decrease) in shares outstanding	4,623,646	75,419	(211,777)	1,170,098

See Notes to Financial Statements.
67

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (Unaudited) (continued)

	Roszel/Allianz CCM Capital Appreciation Portfolio		Roszel/Lord Abbett Mid Cap Value Portfolio
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$58,278	$524,899	$385,610	$689,025
Net realized gain (loss)	6,923,707	16,986,538	15,075,413	18,956,932
Change in unrealized appreciation Net change in unrealized appreciation (depreciation)	8,250,879	(6,916,551)	1,965,047	(2,010,122)
Net increase (decrease) in net assets resulting from operations	15,232,864	10,594,886	17,426,070	17,635,835
Distributions to Shareholders From:
Investment Income—net	—	(361,330)	—	(716,133)
Realized gains—net	—	(21,702,718)	—	(20,656,765)
Total distributions	—	(22,064,048)	—	(21,372,898)
Capital Share Transactions:
Shares sold	616,183	21,821,422	24,466,193	14,946,146
Shares issued on reinvestment of distributions	—	22,064,048	—	21,372,898
Shares redeemed	(20,337,425)	(38,707,029)	(29,853,747)	(45,747,485)
Net increase (decrease) in net assets derived from capital share transactions	(19,721,242)	5,178,441	(5,387,554)	(9,428,441)
Net Assets:
Total increase (decrease) in net assets	(4,488,378)	(6,290,721)	12,038,516	(13,165,504)
Beginning of period	167,920,123	174,210,844	150,258,773	163,424,277
End of period	$163,431,745	$167,920,123	$162,297,289	$150,258,773
Net Assets include undistributed investment income (loss)—net	$583,136	$524,858	$1,073,653	$688,043
Share Transactions:
Shares sold	43,829	1,530,880	1,807,980	1,119,178
Shares issued on reinvestment of distributions	—	1,714,378	—	1,856,898
Shares redeemed	(1,450,448)	(2,809,733)	(2,145,282)	(3,606,479)
Net increase (decrease) in shares outstanding	(1,406,619)	435,525	(337,302)	(630,403)

See Notes to Financial Statements.
68

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (Unaudited) (continued)

	Roszel/Seligman Mid Cap Growth Portfolio		Roszel/Allianz NFJ Small Cap Value Portfolio
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(186,526)	$(169,208)	$1,297,506	$2,424,219
Net realized gain (loss)	5,820,146	4,597,367	8,532,066	12,275,518
Change in unrealized appreciation Net change in unrealized appreciation (depreciation)	1,828,284	(1,675,010)	1,880,550	8,068,460
Net increase (decrease) in net assets resulting from operations	7,461,904	2,753,149	11,710,122	22,768,197
Distributions to Shareholders From:
Investment Income—net	—	—	—	(1,571,901)
Realized gains—net	—	(6,633,684)	—	(13,980,260)
Total distributions	—	(6,633,684)	—	(15,552,161)
Capital Share Transactions:
Shares sold	1,766,717	3,025,740	4,825,428	11,350,551
Shares issued on reinvestment of distributions	—	6,633,684	—	15,552,161
Shares redeemed	(6,219,783)	(16,860,313)	(17,751,780)	(40,086,090)
Net increase (decrease) in net assets derived from capital share transactions	(4,453,066)	(7,200,889)	(12,926,352)	(13,183,378)
Net Assets:
Total increase (decrease) in net assets	3,008,838	(11,081,424)	(1,216,230)	(5,967,342)
Beginning of period	50,601,998	61,683,422	110,740,200	116,707,542
End of period	$53,610,836	$50,601,998	$109,523,970	$110,740,200
Net Assets include undistributed investment income (loss)—net	$(186,844)	$(318)	$3,712,171	$2,414,665
Share Transactions:
Shares sold	128,107	218,845	303,603	755,034
Shares issued on reinvestment of distributions	—	551,428	—	1,112,458
Shares redeemed	(452,510)	(1,291,678)	(1,096,461)	(2,684,954)
Net increase (decrease) in shares outstanding	(324,403)	(521,405)	(792,858)	(817,462)

See Notes to Financial Statements.
69

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (Unaudited) (continued)

	Roszel/JP Morgan Small Cap Growth Portfolio		Roszel/Delaware Trend Portfolio
	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(296,332)	$(721,466)	$(140,972)	$(287,828)
Net realized gain (loss)	4,941,115	12,560,493	2,022,707	4,929,303
Change in unrealized appreciation Net change in unrealized appreciation (depreciation)	1,745,727	(106,088)	1,670,866	(2,002,239)
Net increase (decrease) in net assets resulting from operations	6,390,510	11,732,939	3,552,601	2,639,236
Distributions to Shareholders From:
Investment Income—net	—	—	—	—
Realized gains—net	—	(6,076,001)	—	(5,118,882)
Total distributions	—	(6,076,001)	—	(5,118,882)
Capital Share Transactions:
Shares sold	884,254	4,129,971	926,772	5,148,035
Shares issued on reinvestment of distributions	—	6,076,001	—	5,118,882
Shares redeemed	(8,879,803)	(20,923,130)	(5,978,049)	(13,319,474)
Net increase (decrease) in net assets derived from capital share transactions	(7,995,549)	(10,717,158)	(5,051,277)	(3,052,557)
Net Assets:
Total increase (decrease) in net assets	(1,605,039)	(5,060,220)	(1,498,676)	(5,532,203)
Beginning of period	77,631,592	82,691,812	37,009,126	42,541,329
End of period	$76,026,553	$77,631,592	$35,510,450	$37,009,126
Net Assets include undistributed investment income (loss)—net	$(299,495)	$(3,163)	$(140,972)	$—
Share Transactions:
Shares sold	69,811	330,769	67,864	359,473
Shares issued on reinvestment of distributions	—	524,697	—	412,813
Shares redeemed	(690,647)	(1,733,469)	(433,689)	(1,001,361)
Net increase (decrease) in shares outstanding	(620,836)	(878,003)	(365,825)	(229,075)

See Notes to Financial Statements.
70

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (Unaudited) (concluded)

	Roszel/JP Morgan Multi-Cap Market Neutral Portfolio		Roszel/Lord Abbett Bond Debenture Portfolio
	Six Months Ended June 30, 2007 (Unaudited)	Period Ended December 31, 2006 (a)	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$289,062	$217,996	$380,485	$681,638
Net realized gain (loss)	40,213	(86,228)	181,040	38,368
Change in unrealized appreciation Net change in unrealized appreciation (depreciation)	118,025	223,449	(76,122)	409,772
Net increase (decrease) in net assets resulting from operations	447,300	355,217	485,403	1,129,778
Distributions to Shareholders From:
Investment Income—net	—	—	(376,855)	(708,546)
Realized gains—net	—	—	—	(267,083)
Total distributions	—	—	(376,855)	(975,629)
Capital Share Transactions:
Shares sold	4,641,348	17,378,422	1,701,010	3,178,451
Shares issued on reinvestment of distributions	—	—	376,855	975,629
Shares redeemed	(9,918,319)	(127,269)	(1,711,091)	(3,239,741)
Net increase (decrease) in net assets derived from capital share transactions	(5,276,971)	17,251,153	366,774	914,339
Net Assets:
Total increase (decrease) in net assets	(4,829,671)	17,606,370	475,322	1,068,488
Beginning of period	17,606,370	—	13,338,359	12,269,871
End of period	$12,776,699	$17,606,370	$13,813,681	$13,338,359
Net Assets include undistributed investment income (loss)—net	$509,529	$220,467	$83,374	$79,744
Share Transactions:
Shares sold	447,027	1,733,371	149,012	288,567
Shares issued on reinvestment of distributions	—	—	33,251	89,010
Shares redeemed	(947,533)	(12,667)	(150,450)	(292,255)
Net increase (decrease) in shares outstanding	(500,506)	1,720,704	31,813	85,322

(a) For the period June 29, 2006 (commencement of investment operations) to December 31, 2006.

See Notes to Financial Statements.
71

MLIG Variable Insurance Trust
Financial Highlights (Unaudited)

The following per share data and ratios have been derived from information provided in the financial statements and are intended to help you understand the financial performance of the Portfolios since inception. Per Share Operating Performance reflects financial results for a single Portfolio share. Total Return represents the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions).

	Roszel/Marsico Large Cap Growth Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.28		$11.18	$11.54	$11.32	$8.97	$10.00
Investment income (loss)—net (a)(g)	0.02		0.01	(0.01)	0.01	(0.00)†	0.01
Realized and unrealized gain (loss) on investments—net	1.03		0.60	0.30	0.48	2.37	(1.04)
Total from investment operations	1.05		0.61	0.29	0.49	2.37	(1.03)
Distributions to shareholders from:
Investment income—net			—	(0.01)	(0.00)†	(0.02)	—
Realized gains—net			(0.51)	(0.64)	(0.27)	—	—
Total distributions	—		(0.51)	(0.65)	(0.27)	(0.02)	—
Net asset value, end of period	$12.33		$11.28	$11.18	$11.54	$11.32	$8.97
Total Return (b)	9.31	%(c)	5.69%	2.92%	4.53%	26.40%	(10.30	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.18	%(d)	2.11%	2.10%	2.27%	3.07%	10.21	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10	%(d)	1.10%	1.08%	0.89%	0.94%	1.02	%(d)
Investment income (loss)—net before expense reductions (e)	0.23	%(d)	(0.95)%	(1.11)%	(1.30)%	(2.12)%	(9.06	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.31	%(d)	0.07%	(0.11)%	(0.13)%	(0.15)%	0.05	%(d)
Investment income (loss)—net of all reductions (g)	0.31	%(d)	0.07%	(0.09)%	0.08%	0.01%	0.13	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$62,384		$4,923	$4,033	$4,170	$3,905	$2,337
Portfolio turnover rate	31	%(c)	61%	97%	149%	103%	72	%(c)

	Roszel/Lord Abbett Affiliated Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,			May 1, 2003* to December 31,
	(Unaudited)		2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.32		$12.08	$12.86	$12.11	$10.00
Investment income (loss)—net (a)(g)	0.08		0.15	0.11	0.10	0.07
Realized and unrealized gain (loss) on investments—net	0.60		1.88	0.23	1.21	2.04
Total from investment operations	0.68		2.03	0.34	1.31	2.11
Distributions to shareholders from:
Investment income—net	—		(0.12)	(0.09)	(0.05)	—
Realized gains—net	—		(0.67)	(1.03)	(0.51)	—
Total distributions	—		(0.79)	(1.12)	(0.56)	—
Net asset value, end of period	$14.00		$13.32	$12.08	$12.86	$12.11
Total Return (b)	5.11	%(c)	17.50%	3.18%	11.27%	21.10	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.12	%(d)	1.19%	1.20%	1.26%	1.61	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.08	%(d)	1.09%	1.08%	1.07%	0.80	%(d)
Investment income (loss)—net before expense reductions (e)	1.13	%(d)	1.04%	0.80%	0.60%	0.14	%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.15	%(d)	1.13%	0.90%	0.76%	0.65	%(d)
Investment income (loss)—net of all reductions (g)	1.17	%(d)	1.14%	0.92%	0.79%	0.95	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$58,096		$58,111	$38,576	$36,291	$36,472
Portfolio turnover rate	76	%(c)	62%	49%	89%	65	%(c)

See Notes to Financial Statements.
72

MLIG Variable Insurance Trust
Financial Highlights (Unaudited) (continued)

	Roszel/Allianz CCM Capital Appreciation Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,			May 1, 2003* to December 31,
	(Unaudited)		2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.33		$14.32	$13.25	$11.83	$10.00
Investment income (loss)—net (a)(g)	—		0.04	0.03	0.06	(0.01)
Realized and unrealized gain (loss) on investments—net	1.27		0.82	1.20	1.44	1.84
Total from investment operations	1.27		0.86	1.23	1.50	1.83
Distributions to shareholders from:
Investment income—net			(0.03)	(0.06)	—	—
Realized gains—net			(1.82)	(0.10)	(0.08)	—
Total distributions	—		(1.85)	(0.16)	(0.08)	—
Net asset value, end of period	$14.60		$13.33	$14.32	$13.25	$11.83
Total Return (b)	9.53	%(c)	6.46%	9.42%	12.80%	18.30	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.08	%(d)	1.08%	1.07%	1.10%	1.21	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.08	%(d)	1.08%	1.07%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.05	%(d)	1.04%	1.04%	1.06%	1.01	%(d)
Investment income (loss)—net before expense reductions (e)	0.04	%(d)	0.27%	0.17%	0.42%	(0.36	)%(d)
Investment income (loss) - net of waivers and reimbursements, if any (f)	0.04	%(d)	0.27%	0.17%	0.42%	(0.25	)%(d)
Investment income (loss)—net of all reductions (g)	0.07	%(d)	0.31%	0.20%	0.46%	(0.16	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$163,432		$167,920	$174,211	$183,477	$169,495
Portfolio turnover rate	62	%(c)	170%	142%	146%	260	%(c)

	Roszel/Lord Abbett Mid Cap Value Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.77		$13.19	$13.28	$11.24	$9.04	$10.00
Investment income (loss)—net (a)(g)	0.03		0.06	0.06	0.06	0.07	0.05
Realized and unrealized gain (loss) on investments—net	1.41		1.34	0.96	2.53	2.16	(1.01)
Total from investment operations	1.44		1.40	1.02	2.59	2.23	(0.96)
Distributions to shareholders from:
Investment income—net			(0.06)	(0.05)	(0.07)	(0.03)	—
Realized gains—net			(1.76)	(1.06)	(0.48)	—	—
Total distributions	—		(1.82)	(1.11)	(0.55)	(0.03)	—
Net asset value, end of period	$14.21		$12.77	$13.19	$13.28	$11.24	$9.04
Total Return (b)	11.20	%(c)	12.13%	8.23%	23.77%	24.71%	(9.60	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.15	%(d)	1.15%	1.15%	1.15%	1.21%	1.53	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.14	%(d)	1.15%	1.15%	1.15%	1.14%	0.99	%(d)
Investment income (loss)—net before expense reductions (e)	0.47	%(d)	0.43%	0.46%	0.48%	0.62%	0.61	%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.47	%(d)	0.43%	0.46%	0.48%	0.68%	0.99	%(d)
Investment income (loss)—net of all reductions (g)	0.47	%(d)	0.43%	0.46%	0.48%	0.69%	1.15	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$162,297		$150,259	$163,424	$157,417	$137,276	$105,902
Portfolio turnover rate	24	%(c)	24%	30%	32%	47%	15	%(c)

See Notes to Financial Statements.
73

MLIG Variable Insurance Trust
Financial Highlights (Unaudited) (continued)

	Roszel/Seligman Mid Cap Growth Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.81		$13.79	$12.87	$12.24	$9.18	$10.00
Investment income (loss)—net (a)(g)	(0.05)		(0.04)	(0.06)	(0.07)	(0.06)	(0.02)
Realized and unrealized gain (loss) on investments—net	2.02		0.71	1.54	1.11	3.12	(0.80)
Total from investment operations	1.97		0.67	1.48	1.04	3.06	(0.82)
Distributions to shareholders from
Investment income—net	—		—	—	—	—	—
Realized gains—net	—		(1.65)	(0.56)	(0.41)	—	—
Total distributions	—
Net asset value, end of period	$14.78		$12.81	$13.79	$12.87	$12.24	$9.18
Total Return (b)	15.38	%(c)	5.63%	11.95%	8.57%	33.33%	(8.20	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.18	%(d)	1.19%	1.19%	1.24%	1.43%	2.29	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.04	%(d)	1.03%	1.06%	1.04%	1.10%	0.93	%(d)
Investment income (loss)—net before expense reductions (e)	(0.86	)%(d)	(0.47)%	(0.58)%	(0.78)%	(0.92)%	(1.75	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.83	)%(d)	(0.42)%	(0.54)%	(0.69)%	(0.64)%	(0.61	)%(d)
Investment income (loss)—net of all reductions (g)	(0.72	)%(d)	(0.30)%	(0.45)%	(0.58)%	(0.59)%	0.39	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$53,611		$50,602	$61,683	$49,925	$32,793	$14,191
Portfolio turnover rate	108	%(c)	203%	193%	214%	144%	60	%(c)
	Roszel/Allianz NFJ Small Cap Value Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$15.16		$14.37	$13.94	$11.47	$9.33	$10.00
Investment income (loss)—net (a)(g)	0.18		0.31	0.25	0.25	0.20	0.09
Realized and unrealized gain (loss) on investments—net	1.48		2.64	1.30	2.35	2.90	(0.70)
Total from investment operations	1.66		2.95	1.55	2.60	3.10	(0.61)
Distributions to shareholders from:
Investment income—net	—		(0.22)	(0.18)	—	(0.23)	(0.06)
Realized gains—net	—		(1.94)	(0.94)	(0.13)	(0.73)	—
Total distributions	—		(2.16)	(1.12)	(0.13)	(0.96)	(0.06)
Net asset value, end of period	$16.82		$15.16	$14.37	$13.94	$11.47	$9.33
Total Return (b)	11.02	%(c)	21.82%	11.78%	22.83%	33.19%	(6.10	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.15	%(d)	1.15%	1.15%	1.17%	1.34%	1.99	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.15	%(d)	1.14%	1.13%	1.13%	1.05%	1.14	%(d)
Investment income (loss)—net before expense reductions (e)	2.31	%(d)	2.09%	1.73%	2.13%	1.67%	1.13	%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	2.31	%(d)	2.09%	1.73%	2.15%	1.86%	1.97	%(d)
Investment income (loss)—net of all reductions (g)	2.31	%(d)	2.10%	1.75%	2.17%	1.96%	1.98	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$109,524		$110,740	$116,708	$96,956	$62,982	$61,194
Portfolio turnover rate	17	%(c)	27%	39%	51%	62%	9	%(c)

See Notes to Financial Statements.
74

MLIG Variable Insurance Trust
Financial Highlights (Unaudited) (continued)

	Roszel/JPMorgan Small Cap Growth Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,				July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.35		$11.55	$12.70	$11.65	$8.50	$10.00
Investment income (loss)—net (a)(g)	(0.05)		(0.11)	(0.11)	(0.11)	(0.09)	(0.03)
Realized and unrealized gain (loss) on investments—net	1.13		1.86	0.73	1.16	3.24	(1.47)
Total from investment operations	1.08		1.75	0.62	1.05	3.15	(1.50)
Distributions to shareholders from
Investment income—net	—		—	—	—	—	—
Realized gains—net	—		(0.95)	(1.77)	—	—	—
Net asset value, end of period	$13.43		$12.35	$11.55	$12.70	$11.65	$8.50
Total Return (b)	8.74	%(c)	15.67%	6.41%	9.01%	37.06%	(15.00	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.27	%(d)	1.27%	1.26%	1.29%	1.39%	2.02	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.25	%(d)
Expenses net of all reductions (g)	1.25	%(d)	1.25%	1.25%	1.25%	1.24%	1.25	%(d)
Investment income (loss)—net before expense reductions (e)	(0.80	)%(d)	(0.91)%	(1.00)%	(0.96)%	(1.09)%	(1.55	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.78	)%(d)	(0.89)%	(0.99)%	(0.92)%	(0.95)%	(0.78	)%(d)
Investment income (loss)—net of all reductions (g)	(0.78	)%(d)	(0.89)%	(0.99)%	(0.92)%	(0.94)%	(0.78	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$76,027		$77,632	$82,692	$73,682	$73,396	$44,483
Portfolio turnover rate	40	%(c)	87%	115%	111%	46%	34	%(c)

	Roszel/Delaware Trend Portfolio
	Six Months Ended June 30, 2007		Year Ended December 31,			May 1, 2003* to December 31,
	(Unaudited)		2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.13		$13.96	$13.62	$12.39	$10.00
Investment income (loss)—net (a)(g)	(0.05)		(0.10)	(0.08)	(0.09)	(0.05)
Realized and unrealized gain (loss) on investments—net	1.40		1.06	0.69	1.51	2.44
Total from investment operations	1.35		0.96	0.61	1.42	2.39
Distributions to shareholders from
Investment income—net	—		—	—	—	—
Realized gains—net	—		(1.79)	(0.27)	(0.19)	—
Net asset value, end of period	$14.48		$13.13	$13.96	$13.62	$12.39
Total Return (b)	10.28	%(c)	7.62%	4.74%	11.54%	23.90	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.30	%(d)	1.28%	1.20%	1.20%	1.36	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15	%(d)	1.15%	1.15%	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.14	%(d)	1.13%	1.13%	1.14%	1.15	%(d)
Investment income (loss)—net before expense reductions (e)	(0.94	)%(d)	(0.86)%	(0.71)%	(0.77)%	(0.92	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.79	)%(d)	(0.73)%	(0.66)%	(0.72)%	(0.71	)%(d)
Investment income (loss)—net of all reductions (g)	(0.78	)%(d)	(0.71)%	(0.64)%	(0.71)%	(0.71	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$35,510		$37,009	$42,541	$79,235	$68,647
Portfolio turnover rate	33	%(c)	64%	63%	48%	114	%(c)

See Notes to Financial Statements.
75

MLIG Variable Insurance Trust
Financial Highlights (Unaudited) (continued)

	Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
	Six Months Ended June 30, 2007 (Unaudited)		June 29, 2006* to December 31, 2006
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.23		$10.00
Investment income (loss)—net (a)(g)	0.15		0.15
Realized and unrealized gain (loss) on investments - net	0.09		0.08
Total from investment operations	0.24		0.23
Net asset value, end of period	$10.47		$10.23
Total Return (b)	2.35	%(c)	2.30	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	4.18	%(d)	3.38	%(d)
Expenses net of waivers and reimbursements, if any (f) (h)	3.11	%(d)	2.84	%(d)
Expenses net of all reductions (g) (h)	3.11	%(d)	2.84	%(d)
Investment income (loss)—net before expense reductions (e)	1.82	%(d)	2.51	%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	2.90	%(d)	3.05	%(d)
Investment income (loss)—net of all reductions (g)	2.90	%(d)	3.05	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$12,777		$17,606
Portfolio turnover rate	70	%(c)	50	%(c)

	Roszel/Lord Abbett Bond Debenture Portfolio
	Six Months Ended June 30, 2007						July 1, 2002* to December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.24		$11.14	$11.74	$11.48	$10.38	$10.00
Investment income (loss)—net (a)(g)	0.32		0.59	0.59	0.60	0.64	0.27
Realized and unrealized gain (loss) on investments—net	0.09		0.37	(0.34)	0.35	1.08	0.30
Total from investment operations	0.41		0.96	0.25	0.95	1.72	0.57
Distributions to shareholders from:
Investment income—net	(0.32)		(0.62)	(0.62)	(0.62)	(0.61)	(0.19)
Realized gains—net			(0.24)	(0.23)	(0.07)	(0.01)	—
Total distributions	(0.32)		(0.86)	(0.85)	(0.69)	(0.62)	(0.19)
Net asset value, end of period	$11.33		$11.24	$11.14	$11.74	$11.48	$10.38
Total Return (b)	3.69	%(c)	9.16%	2.23%	8.14%	17.02%	5.74	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.47	%(d)	1.52%	1.39%	1.47%	2.15%	13.76	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Investment income (loss)—net before expense reductions (e)	5.35	%(d)	4.95%	4.91%	4.93%	4.72%	(7.40	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	5.72	%(d)	5.37%	5.20%	5.30%	5.77%	5.26	%(d)
Investment income (loss)—net of all reductions (g)	5.72	%(d)	5.37%	5.20%	5.30%	5.77%	5.26	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$13,814		$13,338	$12,270	$14,860	$16,794	$1,726
Portfolio turnover rate	29	%(c)	41%	53%	87%	63%	22	%(c)

See Notes to Financial Statements.
76

MLIG Variable Insurance Trust
Financial Highlights (Unaudited) (concluded)

Notes to Financial Highlights:

*  Commencement of investment operations.

(a)  Based on average shares outstanding during the respective periods.

(b)  Total returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at the net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c)  Not annualized.

(d)  Annualized.

(e)  Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f)  Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g)  Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(h)  The ratio of net operating expenses to average net assets, net of waivers and reimbursements was 1.85% for the periods ended June 30, 2007 and December 31, 2006 before including approximately 1.26% and 0.99%, respectively of dividend expense for securities sold short.

See Notes to Financial Statements.
77

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited)

1.  Significant Accounting Policies:

MLIG Variable Insurance Trust (the "Trust") is a statutory trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-five separate investment portfolios, each of which is, in effect, a separate mutual fund (including one Portfolio which is closed to new investors). Ten portfolios are included in this semi-annual report consisting of Roszel/Marsico Large Cap Growth Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/JPMorgan Multi-Cap Market Neutral Portfolio and Roszel/Lord Abbett Bond Debenture Portfolio (the "Portfolios"). Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")), as funding vehicles for certain variable annuity and variable life insurance contracts. The Trust does not offer its shares directly to the public. On August 13, 2007, AEGON entered into an agreement with ML&Co. to acquire MLLIC and MLLICNY. The transaction is expected to close in the 4th quarter of 2007. Effective June 25, 2007, contract owners who self-direct investment allocations are not permitted to allocate any new assets to the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments—Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the official closing price on that exchange or the official closing price on the NASDAQ on the valuation day; if no official closing is available, securities traded on a U.S. exchange or NASDAQ are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the J.P. Morgan Investor Services Co. (the "Administrator") if those prices are considered by the Administrator to be representative of market values as of the close of business of the New York Stock Exchange (the "NYSE") pursuant to procedures established by and under the supervision of the board of trustees; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the Administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business in the NYSE. Occasionally, events affecting the values of such securities may occur during such times. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees. Investments in other investment companies are valued at the daily closing net asset value of the respective investment company.

(b) New accounting pronouncements—In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax

78

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

years as of the date of effectiveness. Based on Management's analysis, the adoption of the interpretation did not have an impact to the Portfolios' financial statements upon adoption. Management continually reviews the Portfolios' tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the application of the SFAS 157 and has not at this time determined the impact, if any, resulting from the adoption on the Portfolios' financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities – including an amendment of FASB Statement No. 115."("SFAS 159"), which is effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to elect to measure certain financial assets and liabilities at fair value. The fair value option may be applied instrument by instrument, is irrevocable and is applied only to entire instruments and not to portions of instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management continues to evaluate the impact the adoption of SFAS 159 will have on the Portfolios' financial statement disclosures.

(c) Short Sales—Roszel/JPMorgan Multi-Cap Market Neutral Portfolio enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. If the Portfolio shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Portfolio will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Portfolio. The Portfolio designates collateral consisting of liquid assets sufficient to collateralize the market value of short positions.

(d) Repurchase agreements—Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

(e) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

(f) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

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MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

(g) Expenses—Certain expenses have been allocated to the individual Portfolios of the Trust daily on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

(h) Dividends and distributions—Each Portfolio except Roszel/Lord Abbett Bond Debenture Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Roszel/Lord Abbett Bond Debenture Portfolio declares and pays dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(i) Taxes—Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.

2.  Investment Advisory Fees and Other Transactions with Affiliates:

The Trust has entered into a management agreement with the Advisor. For the six months ended June 30, 2007, the annual investment advisory fees as a percentage of average daily net assets were as follows:

Portfolio	Advisory Fee
Roszel/Marsico Large Cap Growth Portfolio	0.80%
Roszel/Lord Abbett Affiliated Portfolio	0.80
Roszel/Allianz CCM Capital Appreciation Portfolio	0.80
Roszel/Lord Abbett Mid Cap Value Portfolio	0.85
Roszel/Seligman Mid Cap Growth Portfolio	0.85
Roszel/Allianz NFJ Small Cap Value Portfolio	0.85
Roszel/JPMorgan Small Cap Growth Portfolio	0.95
Roszel/Delaware Trend Portfolio	0.85
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	1.50
Roszel/Lord Abbett Bond Debenture Portfolio	0.80

For the six months ended June 30, 2007, the following Portfolios placed a portion of their portfolio transactions with brokerage firms affiliated with the Advisor:

Portfolio	Broker	Commissions Paid
Roszel/Marsico Large Cap Growth Portfolio	Merrill Lynch & Co.	$555
Roszel/Lord Abbett Affiliated Portfolio	Merrill Lynch & Co.	27,311
	Citation Financial Group	11,443
Roszel/Allianz CCM Capital Appreciation Portfolio	Merrill Lynch & Co.	3,576
	Citation Financial Group	27,649
Roszel/Lord Abbett Mid Cap Value Portfolio	Merrill Lynch & Co.	12,812
	Citation Financial Group	6,913
Roszel/Seligman Mid Cap Growth Portfolio	Merrill Lynch & Co.	5
	Citation Financial Group	44,392
Roszel/Allianz NFJ Small Cap Value Portfolio	Merrill Lynch & Co.	3,234
Roszel/JPMorgan Small Cap Growth Portfolio	Merrill Lynch & Co.	837
Roszel/Delaware Trend Portfolio	Merrill Lynch & Co.	486
	Citation Financial Group	6,736
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	Merrill Lynch & Co.	4,163

80

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

Portfolio	Expense Reductions
Roszel/Marsico Large Cap Growth Portfolio	$370
Roszel/Lord Abbett Affiliated Portfolio	6,593
Roszel/Allianz CCM Capital Appreciation Portfolio	21,743
Roszel/Lord Abbett Mid Cap Value Portfolio	5,012
Roszel/Seligman Mid Cap Growth Portfolio	27,488
Roszel/Allianz NFJ Small Cap Value Portfolio	1,090
Roszel/JPMorgan Small Cap Growth Portfolio	522
Roszel/Delaware Trend Portfolio	2,575

Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

Average Daily Net Assets	Annual Fee or Rate
Up to $15,000,000	$7,500
Above $15,000,000 - $25,000,000	0.050%
Above $25,000,000 - $50,000,000	0.040%
Above $50,000,000 - $75,000,000	0.030%
Above $75,000,000	0.025%

The Trust's distributor is MLPF&S, an affiliate of the Advisor.

Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY, MLPF&S and Merrill Lynch Insurance Group, Inc.

3.  Investments:

Purchases and sales of investments, excluding short-term securities of the Portfolios, for the six months ended June 30, 2007 were as follows:

Portfolio	Purchases	Sales
Roszel/Marsico Large Cap Growth Portfolio	$34,555,484	$6,772,701
Roszel/Lord Abbett Affiliated Portfolio	47,357,167	50,363,411
Roszel/Allianz CCM Capital Appreciation Portfolio	100,365,634	114,799,810
Roszel/Lord Abbett Mid Cap Value Portfolio	37,563,910	45,230,582
Roszel/Seligman Mid Cap Growth Portfolio	55,102,104	58,606,579
Roszel/Allianz NFJ Small Cap Value Portfolio	18,269,269	27,193,340
Roszel/JPMorgan Small Cap Growth Portfolio	30,431,508	38,276,932
Roszel/Delaware Trend Portfolio	12,017,815	17,163,041
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	12,040,793	17,970,872
Roszel/Lord Abbett Bond Debenture Portfolio	3,787,392	4,249,874

As of June 30, 2007, the gross unrealized appreciation (depreciation) on investments of the Portfolios was as follows:

Portfolio	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Roszel/Marsico Large Cap Growth Portfolio	$36,835,717	$3,670,708	$(369,975)	$3,300,733
Roszel/Lord Abbett Affiliated Portfolio	75,862,807	3,824,097	(423,996)	3,400,101
Roszel/Allianz CCM Capital Appreciation Portfolio	139,860,569	24,587,048	(1,025,184)	23,561,864

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MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

Portfolio	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Roszel/Lord Abbett Mid Cap Value Portfolio	$143,767,696	$35,177,475	$(1,827,520)	$33,349,955
Roszel/Seligman Mid Cap Growth Portfolio	48,854,211	6,218,177	(971,887)	5,246,290
Roszel/Allianz NFJ Small Cap Value Portfolio	89,177,616	26,622,727	(3,052,914)	23,569,813
Roszel/JPMorgan Small Cap Growth Portfolio	63,518,826	14,193,602	(2,707,292)	11,486,310
Roszel/Delaware Trend Portfolio	28,046,323	8,037,176	(734,536)	7,302,640
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	12,345,068	1,220,580	(270,262)	950,318
Roszel/Lord Abbett Bond Debenture Portfolio	13,496,263	410,320	(257,583)	152,737

4.  Expense Limitation:

The Trust and the Advisor have entered into an expense limitation agreement which is effective through April 30, 2008, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees. Under the agreement, the Advisor agrees to waive fees payable to it and, if necessary, reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

Portfolio	Voluntary Expense Limitations
Roszel/Marsico Large Cap Growth Portfolio	1.10%
Roszel/Lord Abbett Affiliated Portfolio	1.10
Roszel/Allianz CCM Capital Appreciation Portfolio	1.10
Roszel/Lord Abbett Mid Cap Value Portfolio	1.15
Roszel/Seligman Mid Cap Growth Portfolio	1.15
Roszel/Allianz NFJ Small Cap Value Portfolio	1.15
Roszel/JPMorgan Small Cap Growth Portfolio	1.25
Roszel/Delaware Trend Portfolio	1.15
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio*	1.85
Roszel/Lord Abbett Bond Debenture Portfolio	1.10

*  Dividend expense on short positions is not considered an operating expense for purposes of determining expense limitations.

The expense limitation is affected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended June 30, 2007, advisory fee waivers and expense reimbursements were as follows:

Portfolio	Advisory Fees Waived	Expense Reimbursement
Roszel/Marsico Large Cap Growth Portfolio	$8,101	—
Roszel/Lord Abbett Affiliated Portfolio	6,025	—
Roszel/Seligman Mid Cap Growth Portfolio	8,777	—
Roszel/Allianz NFJ Small Cap Value Portfolio	1,880	—
Roszel/JPMorgan Small Cap Growth Portfolio	8,986	—
Roszel/Delaware Trend Portfolio	26,251	—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	107,101	—
Roszel/Lord Abbett Bond Debenture Portfolio	24,438	—

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MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (concluded)

In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years.

For the six months ended June 30, 2007, the Advisor received the following recoupment fees:

Portfolio	Expense Reimbursement
Roszel/Lord Abbett Mid Cap Value Portfolio	$16,142

As of June 30, 2007, the remaining maximum amounts recoverable by the Advisor over the next three years under the expense limitation agreement are as follows:

	Amount Eligible Through			Total Eligible for
Portfolio	2007	2008	2009	Reimbursement
Roszel/Marsico Large Cap Growth Portfolio	$20,732	$39,930	$46,115	$106,777
Roszel/Lord Abbett Affiliated Portfolio	28,629	40,231	39,142	108,002
Roszel/Allianz CCM Capital Appreciation Portfolio	—	—	—	—
Roszel/Lord Abbett Mid Cap Value Portfolio	88	—	6,402	6,490
Roszel/Seligman Mid Cap Growth Portfolio	15,397	25,382	27,029	67,808
Roszel/Allianz NFJ Small Cap Value Portfolio	8,812	238	9,653	18,703
Roszel/JPMorgan Small Cap Growth Portfolio	11,674	15,823	20,196	47,693
Roszel/Delaware Trend Portfolio	10,623	35,113	48,234	93,970
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	—	—	38,701	38,701
Roszel/Lord Abbett Bond Debenture Portfolio	26,153	42,953	53,432	122,538

5.  Subsequent Event:

Effective June 22, 2007 the Trust's board of trustees approved a Plan of Liquidation of the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio. The Portfolio has been closed to new investors since June 25, 2007. The liquidation is expected to become effective on, or about September 28, 2007.

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MLIG Variable Insurance Trust
Basis for Approval of Investment Advisory Contracts (Unaudited)

The Board, which includes as members only trustees who are not "interested persons" as defined in the 1940 Act ("independent trustees"), meets on a quarterly basis to review the ongoing operations of the Trust and, at each meeting, considers matters bearing on (1) the Management Agreement between the Trust and Roszel Advisors, and (2) the Sub-Advisory Agreements between Roszel Advisors and the Sub-Advisers to the Portfolios. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.

At a meeting of the Board held in-person on March 16, 2007, the Board, with the assistance of independent counsel, considered (1) the continuance of the Management Agreement with respect to each Portfolio (with the exception of the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio) and (2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio (with the exception of the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio).

The following discussion is not intended to be all-inclusive. With respect to the Management Agreement and each Sub-Advisory Agreement, the Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and its committees, as well as the information discussed during a telephonic meeting held on March 8, 2007.

The Board's determinations were made separately with respect to each Portfolio. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the continuance of the Management Agreement, the continuance of the Sub-Advisory Agreements, or the approval of the new Sub-Advisory Agreement. The Board did not identify any particular information that was all-important or controlling. The approval determinations were made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

In preparation for the March 16, 2007 meeting, the Board held a telephonic meeting on March 8, 2007 to discuss the performance of Roszel Advisors and each Sub-Adviser. The independent trustees specifically requested this additional telephonic meeting in order to provide themselves with an opportunity to obtain information from management and ask questions of management in advance of the in-person meeting. The Board also used the time in between the telephonic and the in-person meeting to meet in a private session with their independent counsel at which no representatives from Roszel Advisors or the Sub-Advisors were present.

At both the March 8, 2007 meeting and the March 16, 2007 in-person meeting, the Board evaluated, among other things, written information provided by Roszel Advisors and each Sub-Adviser, as well as answers to questions posed by the Board to representatives of Roszel Advisors. In response to specific requests from the independent trustees, Roszel Advisors and the Sub-Advisers furnished information concerning a variety of aspects of the operation of the Portfolios including, (1) detail concerning the nature, extent and quality of the services provided by Roszel Advisors and the Sub-Advisers, (2) the investment performance of the Portfolios, (3) the advisory fees, sub-advisory fees and total expenses of the Portfolios, (4) an assessment as to whether any economies of scale existed in connection with the operation of the Portfolios, and (5) information concerning costs of services provided to the Portfolios and the profitability to Roszel Advisors and the Sub-Advisers of providing such services, including any direct or indirect benefits (such as soft dollars) enjoyed by Roszel Advisors, the Sub-Advisers or their respective affiliates as a result of their relationship with the Trust. In addition, the Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including fee, expense and performance information. This report also ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds ("Comparable Group"), and a group compiled by the independent consultant consisting of all registered investment companies underlying variable insurance products that are managed in the same investment style as each Portfolio ("Competitor Group").

Below is a discussion of the information considered by the Board, as well as the Board's conclusions with respect to the Management Agreement and Sub-Advisory Agreements presented to the Board for its approval at the March 16, 2007 meeting.

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MLIG Variable Insurance Trust
Basis for Approval of Investment Advisory Contracts (Unaudited) (continued)

Nature, Extent and Quality of Services Provided by Roszel Advisors and the Sub-Advisers

Roszel Advisors

The Board considered the nature, quality and extent of services provided by Roszel Advisors to the Trust and each of the Portfolios. In making its evaluation with respect to the Management Agreement, the Board considered that under the Management Agreement, Roszel Advisors is the investment manager of the Trust and of each of the Portfolios. As the investment manager, subject to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by Roszel Advisors under the Management Agreement to the Trust and to each of the Portfolios, and that there was a reasonable basis on which to conclude that Roszel Advisors would continue to provide high quality investment management services to the Portfolios.

The Board did not review the Management Agreement with respect to the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio because the Portfolio is new and the Management Agreement with respect to that Portfolio is not up for renewal until March 2008.*

Sub-Advisers

The Board considered the nature, quality and extent of services provided by each of the Sub-Advisers to the Portfolios. In making its evaluation with respect to the Sub-Advisory Agreements, the Board considered that under each Sub-Advisory Agreement, the respective Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectuses and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that each Sub-Adviser is responsible for (1) providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting its Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.

The Board did not consider the renewal of the Sub-Advisory agreement for the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio because the Portfolio is new and its Sub-Advisory Agreement is not up for renewal until March 2008.*

With respect to the other Portfolios the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Sub-Adviser under its Sub-Advisory Agreement, and concluded that there was a reasonable basis on which to conclude that the Sub-Adviser would continue to provide satisfactory investment sub-advisory services to the Portfolio.

One element of the nature, quality and extent of services is investment performance, which is discussed separately in the following section.

*  Effective June 22, 2007 the Trust's board of trustees approved a Plan of Liquidation of the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio. The Portfolio has been closed to new investors since June 25, 2007. The liquidation is expected to become effective on, or about September 28, 2007.
85

MLIG Variable Insurance Trust
Basis for Approval of Investment Advisory Contracts (Unaudited) (continued)

Investment Performance

The Board reviewed information provided by Roszel Advisors with respect to each existing Portfolio's performance compared to its benchmark index for the one year period January 31, 2007, the three year period ended January 31, 2007, and the period covering the Portfolio's inception date through January 31, 2007. The Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed performance information for the Portfolios that ranked each Portfolio with its Comparable Group and its Competitor Group. The Board was also provided with statistics for the benchmark returns for various broad market indicators.

For each of the Portfolios listed below, the Board concluded that continuation of the agreements was appropriate in light of the limited operating history of each Portfolio, the relatively small asset sizes of many of the Portfolios, and the steps taken by Roszel Advisors to monitor and improve performance. The Board requested that Roszel Advisors closely monitor the performance of those Portfolios that had significantly underperformed their benchmarks. The benchmark and peer group comparisons for the Portfolios are summarized below.

Roszel/Marsico Large Cap Growth Portfolio

The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 3rd, 5th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In assessing the performance of the Portfolio, the Board noted that the Portfolio had outperformed its benchmark since Marsico became its Sub-Adviser on July 1, 2005.

Roszel/Lord Abbett Affiliated Portfolio

The Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2006, the Portfolio ranked in the 4th, 5th, and 4th quintiles, respectively, relative to its Competitor Group.

Roszel/Allianz CCM Capital Appreciation Portfolio

The Portfolio underperformed its benchmark, the S&P 500 Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2006, the Portfolio ranked in the 4th, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.

Roszel/Lord Abbett Mid Cap Value Portfolio

The Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 5th, 4th, 3rd, and 5th quintiles, respectively, relative to its Competitor Group.

Roszel/Seligman Mid Cap Growth Portfolio

The Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 5th, 4th, 4th, and 5th quintiles, respectively, relative to its Competitor Group. In evaluating the performance of the Portfolio, the Board noted that the Portfolio had a new portfolio manager who was implementing a new investment strategy for managing the Portfolio.

86

MLIG Variable Insurance Trust
Basis for Approval of Investment Advisory Contracts (Unaudited) (continued)

Roszel/Allianz NFJ Small Cap Value Portfolio

The Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the three year period ended January 31, 2007 and for the period since the Portfolio's inception, but underperformed its benchmark by a very small margin for the one year period ended January 31, 2007. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 1st, 1st, 1st, and 2nd quintiles, respectively, relative to its Competitor Group.

Roszel/JPMorgan Small Cap Growth Portfolio

The Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one and three year periods ended January 31, 2007, but underperformed its benchmark for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 1st, 2nd, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.

Roszel/Delaware Trend Portfolio

The Portfolio underperformed its benchmark, the Russell 2500 Growth Index, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2006, the Portfolio ranked in the 4th, 5th, and 5th quintiles, respectively, relative to its Competitor Group.

Roszel/Lord Abbett Bond Debenture Portfolio

The Portfolio underperformed its benchmark, the Merrill Lynch U.S. High Yield Master Bond Index II, for the one and three year periods ended January 31, 2007 and for the period since the Portfolio's inception. For the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 4th, 4th, 5th, and 5th quintiles, respectively, relative to its Competitor Group.

Advisory Fees, Sub-Advisory Fees and Total Expenses

The Board considered the advisory fee paid by each Portfolio to Roszel Advisors, as well as the sub-advisory fees paid by Roszel Advisors to the Sub-Advisors. To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent consultant that consisted of detailed information for the existing Portfolios, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and ranked each Portfolio against its Comparable Group and Competitor Group.

The Board noted that each Portfolio's contractual management fees and actual total expenses were greater than the median contractual management fees and median actual total expenses of its peer group. However, significant consideration also was given to the fact that Roszel Advisors has entered into an expense limitation agreement with the Trust, effective through April 30, 2008 (the "Expense Limitation Agreement"), whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The Board also noted that the net asset levels of the Portfolios were generally at the lower end of the net asset range for the Comparable Group and the Competitor Group.

Costs of Services Provided and Profitability

The Board reviewed information provided by Roszel Advisors with respect to the costs of services provided by Roszel Advisors and the estimated profit or loss to Roszel Advisors in providing such services. The information was provided on a Portfolio-by-Portfolio basis and an overall Trust basis.

87

MLIG Variable Insurance Trust
Basis for Approval of Investment Advisory Contracts (Unaudited) (concluded)

Roszel Advisors estimated that it had made a small profit on the operation of the Trust on an overall basis. On an individual Portfolio basis, Roszel Advisors estimated a loss for all but seven of the Portfolios (the Roszel/Lord Abbett Mid Cap Value Portfolio, the Roszel/Seligman Mid Cap Growth Portfolio, the Roszel/JP Morgan Small Cap Growth Portfolio, the Roszel/Lord Abbett Affiliated Portfolio, the Roszel/Delaware Trend Portfolio, the Roszel/Allianz NFJ Small Cap Value Portfolio, and the Roszel/Allianz CCM Capital Appreciation Portfolio). Roszel Advisors also estimated that its entire profit was depleted through the payment of administrative services fees to the affiliated insurance companies that offer the variable contracts through which the Trust's Portfolios are offered.

In its review, the Board gave significant consideration to the fact that Roszel Advisors has entered into the Expense Limitation Agreement with the Trust, whereby through April 30, 2008, Roszel Advisors agrees to reimburse each Portfolio for certain fees and expenses to the extent total operating expenses exceed certain limits. The Board reviewed information provided by the Sub-Advisers regarding profitability. The Board concluded that the level of profitability of an unaffiliated Sub-Adviser is not as significant as the profitability of Roszel Advisors. In addition, the Board noted that any Sub-Adviser profit is likely to be relatively modest in light of the net asset levels of the Portfolios.

The Board also reviewed information provided by Roszel Advisors and each Sub-Adviser with respect to any indirect benefits the Sub-Adviser receives as a result of its relationship with the Portfolio. The Board considered each Sub-Adviser's brokerage policies, including any benefits received from soft dollar arrangements. The Board also considered that Sub-Advisers may receive intangible benefits, such as enhanced name recognition. The Board concluded that the benefits derived by the Sub-Advisers were reasonable and consistent with the types of benefits generally derived by Sub-Advisers to mutual funds.

Economies of Scale

The Board considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolios. It was noted that total net assets for the Portfolios remained relatively level during 2006, and a representative from Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. As noted above, Roszel Advisors estimated that it made a small profit from the operation of the Trust as a whole. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios' respective peer groups. Therefore, the Board concluded that the advisory fee structure at the advisor level with respect to the Management Agreements and the sub-advisor level with respect to the Subadvisory Agreements was reasonable and that no changes were currently necessary to reflect economies of scale.

Conclusions

At the March 16, 2007 meeting, the Board having requested and received such information from Roszel Advisors and the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement and the Sub-Advisory Agreements, unanimously approved (1) the continuance of the Management Agreement with respect to each Portfolio through March 31, 2008 (with the exception of the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio) and (2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio through March 31, 2008 (with the exception of the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio), and further approved the compensation payable to Roszel Advisers by the Trust and the compensation payable to the Sub-Advisers by Roszel Advisers with respect to each Portfolio as set forth in the Management Agreement and each Sub-Advisory Agreement.

88

Trustees and Officers

Kevin J. Tierney
Independent Trustee and
Chairperson of the Board

Robert M. Bordeman
Independent Trustee

Lisa Wilhelm Haag
Independent Trustee

Deborah J. Adler
President

J. David Meglen
Vice-President

Ann M. Strootman
Treasurer and Chief Financial Officer

Barry G. Skolnick
Secretary and Chief Compliance Officer

Frances C. Grabish
Assistant Secretary

Investment Manager

Roszel Advisors, LLC
1700 Merrill Lynch Drive
Pennington, New Jersey 08534

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Custodian

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

Administrator

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Legal Counsel

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust's portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC's website at http://www.sec.gov.

MLIG Variable Insurance Trust

P.O. Box 44222

Jacksonville, Florida 32231-4222  # 101198RR-0607

Item 2. Code Of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule Of Investments

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls And Procedures.

(a)   The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N- CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Not Applicable – See Item 2 Above.

(b)(1)      Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with Form N-CSR are attached hereto.

(b)(2)      Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLIG Variable Insurance Trust

By:	/s/ Deborah J. Adler
Deborah J. Adler
President

Date:	August 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Deborah J. Adler
Deborah J. Adler
President

Date:	August 23, 2007

By:	/s/ Ann M. Strootman
Ann M. Strootman
Treasurer and Chief Financial Officer

Date:	August 23, 2007